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INDEX TO FINANCIAL STATEMENTS
PART C Other Information

As filed with the Securities and Exchange Commission on March 7, 2018

Securities Act File No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Main Street Capital Corporation
(Exact name of registrant as specified in charter)

1300 Post Oak Boulevard, 8th Floor
Houston, TX 77056
(713) 350-6000
(Address and telephone number, including area code, of principal executive offices)

Vincent D. Foster
Chairman and Chief Executive Officer
Main Street Capital Corporation
1300 Post Oak Boulevard, 8th Floor
Houston, TX 77056
(Name and address of agent for service)

COPIES TO:
Jason B. Beauvais Senior Vice President, General Counsel, Chief Compliance Officer and Secretary Main Street Capital Corporation 1300 Post Oak Boulevard, 8th Floor Houston, TX 77056	Steven B. Boehm, Esq. Harry S. Pangas, Esq. Eversheds Sutherland (US) LLP 700 Sixth St. NW, Suite 700 Washington, DC 20001-3980 Tel: (202) 383-0100 Fax: (202) 637-3593

Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.

          If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.    ☒

          It is proposed that this filing will become effective (check appropriate box): ☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee

Common Stock, $0.01 par value per share(2)

Preferred Stock(2)

Subscription Rights(2)

Debt Securities(3)

Total	$1,500,000,000	$1,500,000,000(4)	$186,750(5)

(1)
Estimated solely for the purpose of calculating the registration fee. Pursuant to Rule 457(o) of the rules and regulations under the Securities Act of 1933, which permits the registration fee to be calculated on the basis of the maximum offering price of all the securities listed, the table does not specify by each class information as to the amount to be registered, proposed maximum offering price per unit or proposed maximum aggregate offering price.

(2)
Subject to Note 4 below, there is being registered hereunder an indeterminate amount of common stock, preferred stock or subscription rights as may be sold, from time to time.

(3)
Subject to Note 4 below, there is being registered hereunder an indeterminate amount of debt securities as may be sold, from time to time. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $1,500,000,000.

(4)
In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $1,500,000,000.

(5)
Prior to filing this registration statement, $1,041,357,182 of securities remained unregistered and unsold pursuant to Registration Statement No. 333-203147 (the "Unsold Securities"), which was initially filed on March 31, 2015 and declared effective on July 16, 2015. Pursuant to Rule 457(p), the $121,006 fee paid to register the Unsold Securities is offset against the currently due filing fee of $186,750 in connection with the registration of $1,500,000,000 of securities, and the remaining $65,744 is being paid herewith.

          The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MARCH 7, 2018

PROSPECTUS

$1,500,000,000

Common Stock
Preferred Stock
Subscription Rights
Debt Securities

           We may offer, from time to time in one or more offerings, up to $1,500,000,000 of our common stock, preferred stock, subscription rights or debt securities, which we refer to, collectively, as the "securities." Our securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. The offering price per share of our common stock, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering, except (i) with the requisite approval of our common stockholders or (ii) under such other circumstances as the Securities and Exchange Commission may permit. We did not seek stockholder authorization to issue common stock at a price below net asset value per share at our 2017 annual meeting of stockholders, and we are not currently expecting to seek such approval at our 2018 annual meeting of stockholders, because our common stock price per share has been trading significantly above the current net asset value per share of our common stock, but we may seek such authorization at future annual meetings or special meetings of stockholders. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, we have received stockholder approval to issue warrants, options or rights to subscribe for, convert to, or purchase shares of our common stock at a price per share below the net asset value per share subject to the applicable requirements of the Investment Company Act of 1940, as amended. There is no expiration date on our ability to issue such warrants, options, rights or convertible securities based on this stockholder approval. Moreover, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock. See "Sales of Common Stock Below Net Asset Value."

           Shares of closed-end investment companies such as us frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our common stock.

           Our securities may be offered to one or more purchasers directly by us, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such securities, which must be delivered to each purchaser at, or prior to, the earlier of delivery of a confirmation of sale or delivery of the securities.

           We are a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market ("LMM") companies and debt capital to middle market ("Middle Market") companies. Our LMM companies generally have annual revenues between $10 million and $150 million, and our LMM portfolio investments generally range in size from $5 million to $50 million. Our Middle Market investments are made in businesses that are generally larger in size than our LMM portfolio companies, with annual revenues typically between $150 million and $1.5 billion, and our Middle Market investments generally range in size from $3 million to $20 million.

           The LMM and Middle Market securities in which we invest generally would be rated below investment grade if they were rated by rating agencies. Below investment grade securities, which are often referred to as "junk," have predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.

           Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company.

           We are an internally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended.

           Our common stock is listed on the New York Stock Exchange ("NYSE") under the symbol "MAIN." On March 6, 2018, the last reported sale price of our common stock on the NYSE was $36.66 per share, and the net asset value per share of our common stock on December 31, 2017 (the last date prior to the date of this prospectus on which we determined our net asset value per share) was $23.53.

           Investing in our securities involves a high degree of risk, and should be considered highly speculative. See "Risk Factors" beginning on page 14 to read about factors you should consider, including the risk of leverage and dilution, before investing in our securities.

           This prospectus and the accompanying prospectus supplement contain important information about us that a prospective investor should know before investing in our securities. Please read this prospectus and the accompanying prospectus supplement before investing and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission, or SEC. This information is available free of charge by contacting us at 1300 Post Oak Boulevard, 8th Floor, Houston, Texas 77056 or by telephone at (713) 350-6000 or on our website at www.mainstcapital.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The SEC also maintains a website at www.sec.gov that contains such information.

           Neither the Securities and Exchange Commission nor any state securities commission, nor any other regulatory body, has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is                    , 2018

        This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the "shelf" registration process. Under the shelf registration process, we may offer, from time to time, up to $1,500,000,000 of our securities on terms to be determined at the time of the offering. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. To the extent required by law, we will amend or supplement the information contained in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under "Available Information" and "Risk Factors" before you make an investment decision.

        No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus or any accompanying supplement to this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any accompanying prospectus supplement is accurate as of the dates on their covers.

PROSPECTUS SUMMARY

        This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus and any prospectus supplement carefully, including the section entitled "Risk Factors." Yield information contained in this prospectus related to debt investments in our investment portfolio is not intended to approximate a return on your investment in us and does not take into account other aspects of our business, including our operating and other expenses, or other costs incurred by you in connection with your investment in us.

Organization

        Main Street Capital Corporation ("MSCC") is a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market ("LMM") companies and debt capital to middle market ("Middle Market") companies. The portfolio investments of MSCC and its consolidated subsidiaries are typically made to support management buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in a variety of industry sectors. MSCC seeks to partner with entrepreneurs, business owners and management teams and generally provides "one stop" financing alternatives within its LMM portfolio. MSCC and its consolidated subsidiaries invest primarily in secured debt investments, equity investments, warrants and other securities of LMM companies based in the United States and in secured debt investments of Middle Market companies generally headquartered in the United States.

        MSCC was formed in March 2007 to operate as an internally managed business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). MSCC wholly owns several investment funds, including Main Street Mezzanine Fund, LP ("MSMF"), Main Street Capital II, LP ("MSC II") and Main Street Capital III, LP ("MSC III" and, collectively with MSMF and MSC II, the "Funds"), and each of their general partners. The Funds are each licensed as a Small Business Investment Company ("SBIC") by the United States Small Business Administration ("SBA"). Because MSCC is internally managed, all of the executive officers and other employees are employed by MSCC. Therefore, MSCC does not pay any external investment advisory fees, but instead directly incurs the operating costs associated with employing investment and portfolio management professionals.

        MSC Adviser I, LLC (the "External Investment Manager") was formed in November 2013 as a wholly owned subsidiary of MSCC to provide investment management and other services to parties other than MSCC and its subsidiaries or their portfolio companies ("External Parties") and receives fee income for such services. MSCC has been granted no-action relief by the Securities and Exchange Commission ("SEC") to allow the External Investment Manager to register as a registered investment adviser under the Investment Advisers Act of 1940, as amended. Since the External Investment Manager conducts all of its investment management activities for External Parties, it is accounted for as a portfolio investment of MSCC and is not included as a consolidated subsidiary of MSCC in MSCC's consolidated financial statements.

        MSCC has elected to be treated for U.S. federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, MSCC generally will not pay corporate-level U.S. federal income taxes on any net ordinary taxable income or capital gains that it distributes to its stockholders.

        MSCC has certain direct and indirect wholly owned subsidiaries that have elected to be taxable entities (the "Taxable Subsidiaries"). The primary purpose of the Taxable Subsidiaries is to permit MSCC to hold equity investments in portfolio companies which are "pass-through" entities for tax purposes.

        Unless otherwise noted or the context otherwise indicates, the terms "we," "us," "our," the "Company" and "Main Street" refer to MSCC and its consolidated subsidiaries, which include the Funds and the Taxable Subsidiaries.

        The following diagram depicts our organizational structure:

*
Each of the Taxable Subsidiaries is directly or indirectly wholly owned by MSCC.

**
The External Investment Manager is accounted for as a portfolio investment at fair value, as opposed to a consolidated subsidiary, and is indirectly wholly owned by MSCC.

Overview

        Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. Our LMM companies generally have annual revenues between $10 million and $150 million, and our LMM portfolio investments generally range in size from $5 million to $50 million. Our Middle Market investments are made in businesses that are generally larger in size than our LMM portfolio companies, with annual revenues typically between $150 million and $1.5 billion, and our Middle Market investments generally range in size from $3 million to $20 million. Our private loan ("Private Loan") portfolio investments are primarily debt securities in privately held companies which have been originated through strategic relationships with other investment funds on a collaborative basis. Private Loan investments are typically similar in size, structure, terms and conditions to investments we hold in our LMM portfolio and Middle Market portfolio.

        We seek to fill the financing gap for LMM businesses, which, historically, have had limited access to financing from commercial banks and other traditional sources. The underserved nature of the LMM creates the opportunity for us to meet the financing needs of LMM companies while also negotiating favorable transaction terms and equity participations. Our ability to invest across a company's capital structure, from secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing options, or a "one stop" financing solution. Providing customized, "one stop" financing solutions is important to LMM portfolio companies. We generally seek to partner directly with entrepreneurs, management teams and business owners in making our investments. Our LMM portfolio debt investments are generally secured by a first lien on the assets of the portfolio company and typically have a term of between five and seven years from the original investment date.

        Our Middle Market portfolio investments primarily consist of direct investments in or secondary purchases of interest-bearing debt securities in privately held companies that are generally larger in size than the companies included in our LMM portfolio. Our Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have an expected duration of between three and seven years from the original investment date.

        Our Private Loan portfolio investments are primarily debt securities in privately held companies which have been originated through strategic relationships with other investment funds on a collaborative basis, and are often referred to in the debt markets as "club deals." Private Loan investments are typically similar in size, structure, terms and conditions to investments we hold in our LMM portfolio and Middle Market portfolio. Our Private Loan portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have a term of between three and seven years from the original investment date.

        Our other portfolio ("Other Portfolio") investments primarily consist of investments which are not consistent with the typical profiles for our LMM, Middle Market or Private Loan portfolio investments, including investments which may be managed by third parties. In our Other Portfolio, we may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds.

        Our external asset management business is conducted through the External Investment Manager. The External Investment Manager earns management fees based on the assets of the funds under management and may earn incentive fees, or a carried interest, based on the performance of the funds managed. We have entered into an agreement with the External Investment Manager to share employees in connection with its asset management business generally, and specifically for its relationship with HMS Income Fund, Inc. ("HMS Income"). Through this agreement, we share employees with the External Investment Manager, including their related infrastructure, business relationships, management expertise and capital raising capabilities.

        Our portfolio investments are generally made through MSCC and the Funds. MSCC and the Funds share the same investment strategies and criteria, although they are subject to different regulatory regimes (see "Regulation"). An investor's return in MSCC will depend, in part, on the Funds' investment returns as they are wholly owned subsidiaries of MSCC.

        The level of new portfolio investment activity will fluctuate from period to period based upon our view of the current economic fundamentals, our ability to identify new investment opportunities that meet our investment criteria, and our ability to consummate the identified opportunities. The level of new investment activity, and associated interest and fee income, will directly impact future investment income. In addition, the level of dividends paid by portfolio companies and the portion of our portfolio debt investments on non-accrual status will directly impact future investment income. While we intend to grow our portfolio and our investment income over the long term, our growth and our operating results may be more limited during depressed economic periods. However, we intend to appropriately manage our cost structure and liquidity position based on applicable economic conditions and our investment outlook. The level of realized gains or losses and unrealized appreciation or depreciation on our investments will also fluctuate depending upon portfolio activity, economic conditions and the performance of our individual portfolio companies. The changes in realized gains and losses and unrealized appreciation or depreciation could have a material impact on our operating results.

        Because we are internally managed, we do not pay any external investment advisory fees, but instead directly incur the operating costs associated with employing investment and portfolio management professionals. We believe that our internally managed structure provides us with a beneficial operating expense structure when compared to other publicly traded and privately held investment firms which are externally managed, and our internally managed structure allows us the opportunity to leverage our non-interest operating expenses as we grow our Investment Portfolio.

        During May 2012, we entered into an investment sub-advisory agreement with HMS Adviser, LP ("HMS Adviser"), which is the investment advisor to HMS Income, a non-listed BDC, to provide certain investment advisory services to HMS Adviser. In December 2013, after obtaining required no-action relief from the SEC to allow us to own a registered investment adviser, we assigned the sub-advisory agreement to the External Investment Manager since the fees received from such arrangement could otherwise have negative consequences on our ability to meet the source-of-income requirement necessary for us to maintain our RIC tax treatment. Under the investment sub-advisory agreement, the External Investment Manager is entitled to 50% of the base management fee and the incentive fees earned by HMS Adviser under its advisory agreement with HMS Income.

        During April 2014, we received an exemptive order from the SEC permitting co-investments by us and HMS Income in certain negotiated transactions where co-investing would otherwise be prohibited under the 1940 Act. We have made, and in the future intend to continue to make, such co-investments with HMS Income in accordance with the conditions of the order. The order requires, among other things, that we and the External Investment Manager consider whether each such investment opportunity is appropriate for HMS Income and, if it is appropriate, to propose an allocation of the investment opportunity between us and HMS Income. Because the External Investment Manager may receive performance-based fee compensation from HMS Income, this may provide it an incentive to allocate opportunities to HMS Income instead of us. However, both we and the External Investment Manager have policies and procedures in place to manage this conflict.

        You should be aware that investments in our portfolio companies carry a number of risks including, but not limited to, investing in companies which may have limited operating histories and financial resources and other risks common to investing in below investment grade debt and equity investments in private, smaller companies. Please see "Risk Factors—Risks Related to Our Investments" for a more complete discussion of the risks involved with investing in our portfolio companies.

        Our principal executive offices are located at 1300 Post Oak Boulevard, 8th Floor, Houston, Texas 77056, and our telephone number is (713) 350-6000. We maintain a website at http://www.mainstcapital.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Business Strategies

        Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. We have adopted the following business strategies to achieve our investment objective. Please see "Business—Business Strategies" for a more complete discussion of our business strategies.

  •
  Deliver Customized Financing Solutions in the Lower Middle Market.  We offer LMM portfolio companies customized debt and equity financing solutions that are tailored to the facts and circumstances of each situation.

  •
  Focus on Established Companies.  We generally invest in companies with established market positions, experienced management teams and proven revenue streams.

  •
  Leverage the Skills and Experience of Our Investment Team.  Our investment team has significant experience in lending to and investing in LMM and Middle Market companies.

  •
  Invest Across Multiple Companies, Industries, Regions and End Markets.  We seek to maintain a portfolio of investments that is appropriately balanced among various companies, industries, geographic regions and end markets.

  •
  Capitalize on Strong Transaction Sourcing Network.  Our investment team seeks to leverage its extensive network of referral sources for portfolio company investments.

  •
  Benefit from Lower, Fixed, Long-Term Cost of Capital.  The SBIC licenses held by the Funds have allowed them to issue SBA-guaranteed debentures. SBA-guaranteed debentures carry long-term fixed interest rates that are generally lower than interest rates on comparable bank loans and other debt.

Risk Factors

        Investing in our securities involves a number of significant risks. You should consider carefully the information found in "Risk Factors," including the following risks:

  •
  Deterioration in the economy and financial markets increases the likelihood of adverse effects on our financial position and results of operations. Such economic adversity could impair our portfolio companies' financial positions and operating results and affect the industries in which we invest, which could, in turn, harm our operating results.

  •
  Our Investment Portfolio is and will continue to be recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our determination of fair value and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

  •
  Typically, there is not a public market for the securities of the privately held LMM or Private Loan companies in which we have invested and will generally continue to invest. As a result, we value these securities quarterly at fair value based on inputs from management, a nationally recognized independent financial advisory services firm (on a rotational basis) and our audit committee with the oversight, review and approval of our Board of Directors.

  •
  In addition, the market for investments in Middle Market companies is generally not a liquid market, and therefore, we primarily use a combination of observable inputs in non-active markets for which sufficient observable inputs were not available to determine the fair value of these investments and unobservable inputs, which are reviewed by our audit committee with the oversight, review and approval of our Board of Directors.

  •
  Our financial condition and results of operations depends on our ability to effectively manage and deploy capital.

  •
  We may face increasing competition for investment opportunities.

  •
  There are significant potential conflicts of interest which could impact our investment returns.

  •
  Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.

  •
  The Funds are licensed by the SBA, and therefore subject to SBA regulations.

  •
  Because we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

  •
  We, through the Funds, issue debt securities guaranteed by the SBA and sold in the capital markets. As a result of its guarantee of the debt securities, the SBA has fixed dollar claims on the assets of the Funds that are superior to the claims of our securities holders.

  •
  We will be subject to corporate-level U.S. federal income tax if we are unable to qualify as a RIC under Subchapter M of the Code.

  •
  We may not be able to pay distributions to our stockholders, our distributions may not grow over time, and a portion of distributions paid to our stockholders may be a return of capital, which is a distribution of the stockholders' invested capital.

  •
  We may have difficulty paying the distributions required to maintain RIC tax treatment under the Code if we recognize income before or without receiving cash representing such income, including from amortization of original issue discount, contractual payment-in-kind, or PIK, interest, contractual preferred dividends, or amortization of market discount. Investments structured with these features may represent a higher level of credit risk compared to investments generating income which must be paid in cash on a current basis.

  •
  Because we intend to distribute substantially all of our taxable income to our stockholders to maintain our status as a RIC, we will continue to need additional capital to finance our growth, and regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital and make distributions.

  •
  Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock.

  •
  Our investments in portfolio companies involve higher levels of risk, and we could lose all or part of our investment. Investing in our portfolio companies involves a number of significant risks. Among other things, these companies:

  •
  may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of the equity components of our investments;

  •
  may have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

  •
  are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation, termination or significant under-performance of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

  •
  generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

  •
  generally have less publicly available information about their businesses, operations and financial condition. We are required to rely on the ability of our management team and investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment; and

  •
  may utilize complex and speculative technologies such as blockchain and cryptocurrencies. These technologies have a limited history; rely on decentralized computer networks which could be affected by Internet connectivity disruptions, fraud or cybersecurity attacks; such networks may not be adequately maintained; future regulatory actions or policies may limit the use of effectiveness of such technologies; and the price of cryptocurrencies is volatile and may be impacted by the popularity, acceptance or use thereof.

  •
  Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

  •
  We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

  •
  Shares of closed-end investment companies, including BDCs, may trade at a discount to their net asset value.

  •
  We may be unable to invest a significant portion of the net proceeds from an offering or from exiting an investment or other capital on acceptable terms, which could harm our financial condition and operating results.

  •
  The market price of our securities may be volatile and fluctuate significantly.

Investment Criteria

        Our investment team has identified the following investment criteria that it believes are important in evaluating prospective portfolio companies. Our investment team uses these criteria in evaluating investment opportunities. However, not all of these criteria have been, or will be, met in connection with each of our investments. Please see "Business—Investment Criteria" for a more complete discussion of our investment criteria.

  •
  Proven Management Team with Meaningful Equity Stake.  We look for operationally-oriented management with direct industry experience and a successful track record. In addition, we expect the management team of each LMM portfolio company to have meaningful equity ownership in the portfolio company to better align our respective economic interests.

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  Established Companies with Positive Cash Flow.  We seek to invest in established companies with sound historical financial performance.

  •
  Defensible Competitive Advantages/Favorable Industry Position.  We primarily focus on companies having competitive advantages in their respective markets and/or operating in industries with barriers to entry, which may help to protect their market position and profitability.

  •
  Exit Alternatives.  We exit our debt investments primarily through the repayment of our investment from internally generated cash flow of the portfolio company and/or a refinancing. In addition, we seek to invest in companies whose business models and expected future cash flows may provide alternate methods of repaying our investment, such as through a strategic acquisition by other industry participants or a recapitalization.

Recent Developments

        During January 2018, we made a new portfolio investment to facilitate the minority recapitalization of Brewer Crane, LLC ("Brewer"), a leading Southern California full-service crane rental service provider. We, along with a co-investor, partnered with Brewer's founder and Chief Executive Officer to facilitate the transaction, with us funding $14.2 million in a combination of first-lien, senior secured term debt and a direct equity investment. Headquartered in Lakeside, California, and founded in 1997, Brewer provides crane rental services to San Diego County and the surrounding Southern California area, offering mobile cranes, tower cranes, skilled operators, construction hoists, hauling, rigging, storage, service and repairs, and miscellaneous equipment rental.

        In February 2018, we fully exited our debt and equity investments in SoftTouch Medical Holdings, LLC ("SoftTouch"), a leading provider of home medical equipment and services, serving pediatric patients across the states of Georgia and Alabama. SoftTouch provides a broad array of medical equipment and services to chronically ill youth through its diverse product offerings, including respiratory therapy, enteral feeding, phototherapy, ventilators, amongst others. We realized a gain of approximately $5.2 million on the exit of our equity investment in SoftTouch.

        In February 2018, we made a new portfolio investment to facilitate the management led buyout of DMS Holdco, LLC. ("DMS"), a leading provider of omni-channel direct marketing services. We, along with a co-investor, partnered with the DMS' management team to facilitate the transaction, with us funding $27.2 million in a combination of first-lien, senior secured term debt and a direct equity investment. Headquartered in Portland, Oregon, and founded in 1982, DMS develops and executes end-to-end, omni-channel direct marketing services including strategy, creative design, direct mail production/fulfillment, and digital marketing to various end markets including the FinTech, banking, telecom and technology industries.

        During February 2018, we declared regular monthly dividends of $0.190 per share for each of April, May and June 2018. These regular monthly dividends equal a total of $0.570 per share for the second quarter of 2018. The second quarter 2018 regular monthly dividends represent a 2.7% increase from the dividends declared for the second quarter of 2017. Including the dividends declared for the second quarter of 2018, we will have paid $22.530 per share in cumulative dividends since our October 2007 initial public offering.

        In February 2018, we fully exited our investment in Hydratec, Inc. ("Hydratec"). We realized a gain of approximately $7.9 million on the exit of our equity investment in Hydratec, representing a realized value consistent with our fair market value of this equity investment as of December 31, 2017. Our initial investment in Hydratec in October 2007 consisted of approximately $9.3 million, including a first lien, senior secured debt investment and a direct equity investment. Headquartered in Delano, California, and founded in 1981, Hydratec is a designer and installer of agricultural irrigation products and systems for farmers in the San Joaquin valley of central California. Hydratec has been a leader in applying advances in micro-irrigation techniques for large and small farms across its operating region.

        In February 2018, we made a new portfolio investment to facilitate the recapitalization of Chamberlin Holding LLC, d.b.a. Chamberlin Roofing & Waterproofing ("Chamberlin"), a leading commercial roofing and waterproofing specialty contractor. We, along with a co-investor, partnered with Chamberlin's management team to facilitate the transaction, with us funding $33.0 million in a combination of first-lien, senior secured term debt and a direct equity investment. In addition, we and our co-investor are providing Chamberlin an undrawn credit facility to support our future growth initiatives and working capital needs. Founded in 1897, and now headquartered in Houston, Texas, Chamberlin is a market leading commercial specialty contractor with a focus on installing high quality roofing and waterproofing systems, as well as providing roof maintenance and leak repair services throughout the Southwest, Southeast, and Midwest regions of the United States, with a focus on Texas and Oklahoma.

        In February 2018, we made a new portfolio investment to facilitate the minority recapitalization of NexRev LLC ("NexRev"), a market leader in the energy management and efficiency industry. We, along with a co-investor, partnered with NexRev's management team to facilitate the transaction, with us funding $24.3 million in a combination of first-lien, senior secured term debt and a direct equity investment. In addition, we and our co-investor are providing NexRev an undrawn credit facility to support its future growth initiatives and working capital needs. Headquartered in Plano, Texas, and founded in 1994, NexRev develops, manufactures and fabricates energy and facility management products and self-performs integration of HVAC, Electrical, Building Management Systems and Test and Balance services, directly to national account clients.

        In March 2018, we provided notice of our election to exercise our option to redeem all of our issued and outstanding 6.125% Notes due 2023 (the "6.125% Notes"). We will redeem all $90,655,275 in aggregate principal amount of the 6.125% Notes effective April 1, 2018 (the "Redemption Date"). The 6.125% Notes will be redeemed at 100% of their principal amount, plus the accrued and unpaid interest thereon from January 1, 2018, through, but excluding, the Redemption Date.

 The Offering

        We may offer, from time to time, up to $1,500,000,000 of our securities, on terms to be determined at the time of the offering. Our securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements.

        Our securities may be offered directly to one or more purchasers by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

        Set forth below is additional information regarding the offering of our securities:

Use of proceeds	We intend to use the net proceeds from any offering to make investments in accordance with our investment objective and strategies described in this prospectus or any prospectus supplement, to pay our operating expenses and other cash obligations, and for general corporate purposes. See "Use of Proceeds."
New York Stock Exchange symbols	"MAIN" (common stock); and "MSCA" (6.125% notes due 2023).
Dividends and distributions	Our dividends and other distributions, if any, will be determined by our Board of Directors from time to time.

Our ability to declare dividends depends on our earnings, our overall financial condition (including our liquidity position), maintenance of our RIC status and such other factors as our Board of Directors may deem relevant from time to time.

When we make distributions, we are required to determine the extent to which such distributions are paid out of current or accumulated earnings, recognized capital gains or capital. To the extent there is a return of capital (a distribution of the stockholders' invested capital), investors will be required to reduce their basis in our stock for federal tax purposes. In the future, our distributions may include a return of capital.

Taxation

MSCC has elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. Accordingly, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our qualification as a RIC for U.S. federal income tax purposes, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.

Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% U.S. federal excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. See "Material U.S. Federal Income Tax Considerations."

Dividend reinvestment and direct stock purchase plan

We have adopted a dividend reinvestment and direct stock purchase plan, or the Plan. The dividend reinvestment feature of the Plan, or the dividend reinvestment plan, provides for the reinvestment of dividends on behalf of our registered stockholders who hold their shares with American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, or certain brokerage firms that have elected to participate in our dividend reinvestment plan, unless a stockholder has elected to receive dividends in cash. As a result, if we declare a cash dividend, our registered stockholders (or stockholders holding shares through participating brokerage firms) who have not properly "opted out" of the dividend reinvestment plan will have their cash dividend automatically reinvested into additional shares of our common stock.

Stockholders who receive dividends in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their dividends in cash. See "Dividend Reinvestment and Direct Stock Purchase Plan."

Trading at a discount

Shares of closed-end investment companies frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.

Sales of common stock below net asset value

The offering price per share of our common stock, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering, except (i) with the requisite approval of our common stockholders or (ii) under such other circumstances as the Securities and Exchange Commission may permit. In addition, we cannot issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our and our stockholders' best interests to do so. We did not seek stockholder authorization to issue common stock at a price below net asset value per share at our 2017 annual meeting of stockholders, and we are not currently expecting to seek such approval at our 2018 annual meeting of stockholders, because our common stock price per share has been trading significantly above the current net asset value per share of our common stock, but we may seek such authorization at future annual meetings or special meetings of stockholders.

In addition, we have received stockholder approval to issue warrants, options or rights to subscribe for, convert to, or purchase shares of our common stock at a price per share below the net asset value per share subject to the applicable requirements of the 1940 Act. There is no expiration date on our ability to issue such warrants, options, rights or convertible securities based on this stockholder approval.

Sales by us of our common stock at a discount from our net asset value pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. See "Sales of Common Stock Below Net Asset Value."

Available Information

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, or the "Exchange Act." You can inspect any materials we file with the SEC, without charge, at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 202-551-8090 for further information on the Public Reference Room. The information we file with the SEC is available free of charge by contacting us at 1300 Post Oak Boulevard, 8th Floor, Houston, TX 77056, by telephone at (713) 350-6000 or on our website at http://www.mainstcapital.com. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC's website is http://www.sec.gov. Information contained on our website or on the SEC's website about us is not incorporated into this prospectus, and you should not consider information contained on our website or on the SEC's website to be part of this prospectus.

 FEES AND EXPENSES

        The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you," "us" or "Main Street," or that "we" will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	—%	(1)
Offering expenses (as a percentage of offering price)	—%	(2)
Dividend reinvestment and direct stock purchase plan expenses	—%	(3)

Total stockholder transaction expenses (as a percentage of offering price)	—%	(4)
Annual Expenses (as a percentage of net assets attributable to common stock):
Operating expenses	2.92%	(5)
Interest payments on borrowed funds	3.31%	(6)
Income tax expense	1.77%	(7)
Acquired fund fees and expenses	0.50%	(8)

Total annual expenses	8.50%

(1)
In the event that our securities are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)
In the event that we conduct an offering of our securities, a corresponding prospectus supplement will disclose the estimated offering expenses.

(3)
The expenses of administering our dividend reinvestment and direct stock purchase plan are included in operating expenses.

(4)
Total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.

(5)
Operating expenses in this table represent the estimated expenses of MSCC and its consolidated subsidiaries.

(6)
Interest payments on borrowed funds represent our estimated annual interest payments on borrowed funds based on current debt levels as adjusted for projected increases (but not decreases) in debt levels over the next twelve months.

(7)
Income tax expense relates to the accrual of (a) deferred tax provision (benefit) primarily related to loss carryforwards, timing differences in net unrealized appreciation or depreciation and other temporary book-tax differences from our portfolio investments held in Taxable Subsidiaries and (b) excise, state and other taxes. Deferred taxes are non-cash in nature and may vary significantly from period to period. We are required to include deferred taxes in calculating our annual expenses even though deferred taxes are not currently payable or receivable. Due to the variable nature of deferred tax expense, which can be a large portion of the income tax expense, and the difficulty in providing an estimate for future periods, this income tax expense estimate is based upon the actual amount of income tax expense for the year ended December 31, 2017.

(8)
Acquired fund fees and expenses represent the estimated indirect expense incurred due to investments in other investment companies and private funds.

Example

        The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$84	$242	$389	$715

        The example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by (i) the market price per share of our common stock at the close of trading on a valuation date determined by our Board of Directors for each dividend in the event that we use newly issued shares to satisfy the share requirements of the dividend reinvestment plan or (ii) the average purchase price of all shares of common stock purchased by the plan administrator in the event that shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below net asset value. See "Dividend Reinvestment and Direct Stock Purchase Plan" for additional information regarding our dividend reinvestment plan.

RISK FACTORS

        Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value, the trading price of our common stock and the value of our other securities could decline, and you may lose all or part of your investment.

RISKS RELATING TO ECONOMIC CONDITIONS

Deterioration in the economy and financial markets increases the likelihood of adverse effects on our financial position and results of operations. Such economic adversity could impair our portfolio companies' financial positions and operating results and affect the industries in which we invest, which could, in turn, harm our operating results.

        The broader fundamentals of the United States economy remain mixed. In the event that the United States economy contracts, it is likely that the financial results of small to mid-sized companies, like those in which we invest, could experience deterioration or limited growth from current levels, which could ultimately lead to difficulty in meeting their debt service requirements and an increase in defaults. In addition, a decline in oil and natural gas prices would adversely affect the credit quality of our debt investments and the underlying operating performance of our equity investments in energy-related businesses. Consequently, we can provide no assurance that the performance of certain portfolio companies will not be negatively impacted by economic cycles, industry cycles or other conditions, which could also have a negative impact on our future results.

        Although we have been able to secure access to additional liquidity, including through the Credit Facility, public debt issuances, leverage available through the SBIC program and equity offerings, the potential for volatility in the debt and equity capital markets provides no assurance that debt or equity capital will be available to us in the future on favorable terms, or at all. Further, if the price of our common stock falls below our net asset value per share, we will be limited in our ability to sell new shares if we do not have stockholder authorization to sell shares at a price below net asset value per share. We did not seek stockholder authorization to sell shares of our common stock below the then current net asset value per share of our common stock at our 2017 annual meeting of stockholders because our common stock price had been trading significantly above the net asset value per share of our common stock since 2011.

RISKS RELATING TO OUR BUSINESS AND STRUCTURE

Our Investment Portfolio is and will continue to be recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our determination of fair value and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

        Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our determination of fair value and our valuation procedures. Typically, there is not a public market for the securities of the privately held LMM or Private Loan companies in which we have invested and will generally continue to invest. As a result, we value these securities quarterly at fair value based on inputs from management, a nationally recognized independent financial advisory services firm (on a rotational basis) and our audit committee with the oversight, review and approval of our Board of Directors. In addition, the market for investments in Middle Market companies is generally not a liquid market, and therefore, we primarily use a combination of observable inputs in non-active markets for which sufficient observable inputs were not available to determine the fair value of these investments and unobservable inputs, which are reviewed by our audit committee with the oversight, review and approval of our Board of Directors. See "Business—Determination of Net Asset Value and Investment Portfolio Valuation Process" for a more detailed description of our investment portfolio valuation process and procedures.

        The determination of fair value and consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree, subjective and dependent on a valuation process approved by our Board of Directors. Certain factors that may be considered in determining the fair value of our investments include external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our securities based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling our securities during a period in which the net asset value understates the value of our investments may receive a lower price for their securities than the value of our investments might warrant.

Our financial condition and results of operations depends on our ability to effectively manage and deploy capital.

        Our ability to achieve our investment objective of maximizing our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company, depends on our ability to effectively manage and deploy capital, which depends, in turn, on our investment team's ability to identify, evaluate and monitor, and our ability to finance and invest in, companies that meet our investment criteria.

        Accomplishing our investment objective on a cost-effective basis is largely a function of our investment team's handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms. In addition to monitoring the performance of our existing investments, members of our investment team are also called upon, from time to time, to provide managerial assistance to some of our portfolio companies. These demands on their time may distract them or slow the rate of investment.

        Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact our ability to pay dividends.

We may face increasing competition for investment opportunities.

        We compete for investments with other investment funds (including private equity funds, debt funds, mezzanine funds, collateralized loan obligation funds, or CLOs, BDCs, and SBICs), as well as traditional financial services companies such as commercial banks and other sources of funding. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we are forced to match our competitors' pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in LMM companies is underserved by traditional commercial banks and other financing sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC.

We are dependent upon our key investment personnel for our future success.

        We depend on the members of our investment team, particularly Vincent D. Foster, Dwayne L. Hyzak, Curtis L. Hartman, David L. Magdol, K. Colton Braud, III, Alejandro Capetillo, and Nicholas T. Meserve for the identification, review, final selection, structuring, closing and monitoring of our investments. These employees have significant investment expertise and relationships that we rely on to implement our business plan. Although we have entered into a non-compete agreement with Mr. Foster, we have no guarantee that he or any other employees will remain employed with us. If we lose the services of these individuals, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer.

Our success depends on attracting and retaining qualified personnel in a competitive environment.

        Our growth will require that we retain new investment and administrative personnel in a competitive market. Our ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, our ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds, debt funds and mezzanine funds) and traditional financial services companies, with which we compete for experienced personnel have greater resources than we have.

        The competitive environment for qualified personnel may require us to take certain measures to ensure that we are able to attract and retain experienced personnel. Such measures may include increasing the attractiveness of our overall compensation packages, altering the structure of our compensation packages through the use of additional forms of compensation, or other steps. The inability to attract and retain experienced personnel would have a material adverse effect on our business.

Our business model depends to a significant extent upon strong referral relationships, and our inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.

        We expect that members of our management team will maintain their relationships with intermediaries, financial institutions, investment bankers, commercial bankers, financial advisors, attorneys, accountants, consultants and other individuals within our network, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our management team fails to maintain its existing relationships or develop new relationships with sources of investment opportunities, we will not be able to grow our Investment Portfolio. In addition, individuals with whom members of our management team have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

There are significant potential conflicts of interest which could impact our investment returns.

        Our executive officers and employees, through the External Investment Manager, may manage other investment funds that operate in the same or a related line of business as we do. Accordingly, they may have obligations to such other entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders. During May 2012, we entered into an investment sub-advisory agreement with HMS Adviser, which is the investment advisor to HMS Income, a non-listed BDC, to provide certain investment advisory services to HMS Adviser. In December 2013, after obtaining required no-action relief from the SEC to allow us to own a registered investment adviser, we assigned the sub-advisory agreement to the External Investment Manager since the fees received from such arrangement could otherwise have negative consequences on our ability to meet the source-of-income requirement necessary for us to maintain our RIC tax treatment. Under the investment sub-advisory agreement, the External Investment Manager is entitled to 50% of the base management fee and the incentive fees earned by HMS Adviser under its advisory agreement with HMS Income. The sub-advisory relationship requires us to commit resources to achieving HMS Income's investment objective, while such resources were previously solely devoted to achieving our investment objective. Our investment objective and investment strategies are very similar to those of HMS Income and it is likely that an investment appropriate for us or HMS Income would be appropriate for the other entity. As a result, we and HMS Income requested an exemptive order from the SEC permitting co-investments by us and HMS Income in certain negotiated transactions where our co-investing would otherwise be prohibited under the 1940 Act. The SEC granted the exemptive order in April 2014, and we have made, and in the future intend to continue to make, such co-investments with HMS Income in accordance with the conditions of the order. The order requires, among other things, that we and the External Investment Manager consider whether each such investment opportunity is appropriate for HMS Income and, if it is appropriate, to propose an allocation of the investment opportunity between us and HMS Income. As a consequence, it may be more difficult for us to maintain or increase the size of our Investment Portfolio in the future. Although we will endeavor to allocate investment opportunities in a fair and equitable manner, including in accordance with the conditions set forth in the exemptive order issued by the SEC when relying on such order, we may face conflicts in allocating investment opportunities between us and HMS Income. Because the External Investment Manager may receive performance-based fee compensation from HMS Income, this may provide an incentive to allocate opportunities to HMS Income instead of us. We have implemented an allocation policy to ensure the equitable distribution of investment opportunities and, as a result, may be unable to participate in certain investments based upon such allocation policy.

Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.

        Our business will require capital to operate and grow. We may acquire such additional capital from the following sources:

          Senior Securities.     We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as senior securities. As a result of issuing senior securities, we will be exposed to additional risks, including the following:

    •
    Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% immediately after each issuance of senior securities. We have received exemptive relief from the SEC to permit us to exclude the SBA-guaranteed debentures of the Funds from our 200% asset coverage test under the 1940 Act. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we will be prohibited from issuing debt securities or preferred stock and/or borrowing money from banks or other financial institutions and may not be permitted to declare a dividend or make any distribution to stockholders or repurchase shares until such time as we satisfy this test.

    •
    Any amounts that we use to service our debt or make payments on preferred stock will not be available for dividends to our common stockholders.

    •
    It is likely that any senior securities or other indebtedness we issue will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. Additionally, some of these securities or other indebtedness may be rated by rating agencies, and in obtaining a rating for such securities and other indebtedness, we may be required to abide by operating and investment guidelines that further restrict operating and financial flexibility.

    •
    We and, indirectly, our stockholders will bear the cost of issuing and servicing such securities and other indebtedness.

    •
    Preferred stock or any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock, including separate voting rights and could delay or prevent a transaction or a change in control to the detriment of the holders of our common stock.

    •
    Any unsecured debt issued by us would rank (i) pari passu with our current and future unsecured indebtedness and effectively subordinated to all of our existing and future secured indebtedness, to the extent of the value of the assets securing such indebtedness, and (ii) structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including the SBA-guaranteed debentures issued by the Funds.

          Additional Common Stock.     The 1940 Act prohibits us from selling shares of our common stock at a price below the current net asset value per share of such stock, with certain exceptions. One such exception is prior stockholder approval of issuances below current net asset value per share provided that our Board of Directors makes certain determinations. We did not seek stockholder authorization to sell shares of our common stock below the then current net asset value per share of our common stock at our 2017 annual meeting of stockholders because our common stock price had been trading significantly above the net asset value per share of our common stock since 2011. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our Board of Directors determines that such sale is in the best interests of our stockholders, and our stockholders approve such sale. See "—Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock" for a discussion of the risks related to us issuing shares of our common stock below net asset value. Our stockholders have authorized us to issue warrants, options or rights to subscribe for, convert to, or purchase shares of our common stock at a price per share below the net asset value per share, subject to the applicable requirements of the 1940 Act. There is no expiration date on our ability to issue such warrants, options, rights or convertible securities based on this stockholder approval. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and they may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

The Funds are licensed by the SBA, and therefore subject to SBA regulations.

        The Funds, our wholly owned subsidiaries, are licensed to act as SBICs and are regulated by the SBA. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBA requirements may cause the Funds to forego attractive investment opportunities that are not permitted under SBA regulations.

        Further, the SBA regulations require, among other things, that a licensed SBIC be periodically examined by the SBA and audited by an independent auditor, in each case to determine the SBIC's compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a "change of control" of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of a licensed SBIC. If the Funds fail to comply with applicable SBIC regulations, the SBA could, depending on the severity of the violation, limit or prohibit their use of SBIC debentures, declare outstanding SBIC debentures immediately due and payable, and/or limit them from making new investments. In addition, the SBA can revoke or suspend a license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the Small Business Investment Act of 1958 or any rule or regulation promulgated thereunder. Such actions by the SBA would, in turn, negatively affect us.

Because we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

        Borrowings, also known as leverage, magnify the potential for loss on investments in our indebtedness and gain or loss on investments in our equity capital. As we use leverage to partially finance our investments, you will experience increased risks of investing in our securities. We, through the Funds, issue debt securities guaranteed by the SBA and sold in the capital markets. As a result of its guarantee of the debt securities, the SBA has fixed dollar claims on the assets of the Funds that are superior to the claims of our securities holders. We may also borrow from banks and other lenders, including under our Credit Facility, and may issue debt securities or enter into other types of borrowing arrangements in the future. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Capital Resources" for a discussion regarding our outstanding indebtedness. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged our business. Similarly, any decrease in our income would cause net investment income to decline more sharply than it would have had we not leveraged our business. Such a decline could negatively affect our ability to pay common stock dividends, scheduled debt payments or other payments related to our securities. Use of leverage is generally considered a speculative investment technique.

        As of December 31, 2017, we, through the Funds, had $295.8 million of outstanding indebtedness guaranteed by the SBA, which had a weighted-average annualized interest cost of approximately 3.6%. The debentures guaranteed by the SBA have a maturity of ten years, with a current weighted-average remaining maturity of 5.8 years as of December 31, 2017, and require semiannual payments of interest. We will need to generate sufficient cash flow to make required interest payments on the debentures. If we are unable to meet the financial obligations under the debentures, the SBA, as a creditor, will have a superior claim to the assets of the Funds over our securities holders in the event we liquidate or the SBA exercises its remedies under such debentures as the result of a default by us.

        In addition, as of December 31, 2017, we had $64.0 million outstanding under our Credit Facility. Borrowings under the Credit Facility bear interest, subject to our election, on a per annum basis at a rate equal to the applicable LIBOR rate (1.56% as of December 31, 2017) plus (i) 1.875% (or the applicable base rate (Prime Rate of 4.50% as of December 31, 2017) plus 0.875%), as long as we maintain an investment grade rating and meet certain agreed upon excess collateral and maximum leverage requirements, (ii) 2.0% (or the applicable base rate plus 1.0%) if we maintain an investment grade rating but do not meet certain excess collateral and maximum leverage requirements or (iii) 2.25% (or the applicable base rate plus 1.25%) if we do not maintain an investment grade rating. We pay unused commitment fees of 0.25% per annum on the unused lender commitments under the Credit Facility. If we are unable to meet the financial obligations under the Credit Facility, the Credit Facility lending group will have a superior claim to the assets of MSCC and its subsidiaries (excluding the assets of the Funds) over our stockholders in the event we liquidate or the lending group exercises its remedies under the Credit Facility as the result of a default by us.

        In April 2013, we issued $92.0 million in aggregate principal amount of 6.125% Notes due 2023 (the "6.125% Notes"). As of December 31, 2017, the outstanding balance of the 6.125% Notes was $90.7 million. The 6.125% Notes are unsecured obligations and rank pari passu with our current and future unsecured indebtedness; senior to any of our future indebtedness that expressly provides it is subordinated to the 6.125% Notes; effectively subordinated to all of our existing and future secured indebtedness, to the extent of the value of the assets securing such indebtedness, including borrowings under our Credit Facility; and structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of the Funds. The 6.125% Notes mature on April 1, 2023, and may be redeemed in whole or in part at any time or from time to time at our option on or after April 1, 2018. The 6.125% Notes bear interest at a rate of 6.125% per year.

        In November 2014, we issued $175.0 million in aggregate principal amount of 4.50% unsecured notes due 2019 (the "4.50% Notes due 2019") at an issue price of 99.53%. As of December 31, 2017, the outstanding balance of the 4.50% Notes due 2019 was $175.0 million. The 4.50% Notes due 2019 are unsecured obligations and rank pari passu with our current and future unsecured indebtedness; senior to any of our future indebtedness that expressly provides it is subordinated to the 4.50% Notes due 2019; effectively subordinated to all of our existing and future secured indebtedness, to the extent of the value of the assets securing such indebtedness, including borrowings under our Credit Facility; and structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of the Funds. The 4.50% Notes due 2019 mature on December 1, 2019, and may be redeemed in whole or in part at any time at our option subject to certain make-whole provisions.

        In November 2017, we issued $185.0 million in aggregate principal amount of 4.50% unsecured notes due 2022 (the "4.50% Notes due 2022," together with the 4.50% Notes due 2019, the "4.50% Notes" and, both of these together with the 6.125% Notes, the "Notes") at an issue price of 99.16%. As of December 31, 2017, the outstanding balance of the 4.50% Notes due 2022 was $185.0 million. The 4.50% Notes due 2022 are unsecured obligations and rank pari passu with our current and future unsecured indebtedness; senior to any of our future indebtedness that expressly provides it is subordinated to the 4.50% Notes due 2022; effectively subordinated to all of our existing and future secured indebtedness, to the extent of the value of the assets securing such indebtedness, including borrowings under our Credit Facility; and structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of the Funds. The 4.50% Notes due 2022 mature on December 1, 2022, and may be redeemed in whole or in part at any time at our option subject to certain make-whole provisions.

          Illustration.     The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

 Assumed Return on Our Portfolio(1)
(net of expenses)

	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder(2)	(19.0)%	(10.8)%	(2.6)%	5.6%	13.8%

(1)
Assumes $2,265.4 million in total assets, $810.5 million in debt outstanding, $1,380.4 million in net assets, and a weighted-average interest rate of 4.4%. Actual interest payments may be different.

(2)
In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our December 31, 2017 total assets of at least 1.6%.

        Our ability to achieve our investment objective may depend in part on our ability to access additional leverage on favorable terms by issuing debentures guaranteed by the SBA through the Funds, by borrowing from banks or insurance companies or by issuing other debt securities and there can be no assurance that such additional leverage can in fact be achieved.

All of our assets are subject to security interests under our secured Credit Facility or subject to a superior claim over our stockholders by the SBA and if we default on our obligations under the Credit Facility or with respect to our SBA-guaranteed debentures, we may suffer adverse consequences, including foreclosure on our assets.

        Substantially all of our assets are currently pledged as collateral under our Credit Facility or are subject to a superior claim over our stockholders by the SBA. If we default on our obligations under the Credit Facility or our SBA-guaranteed debentures, the lenders and/or the SBA may have the right to foreclose upon and sell, or otherwise transfer, the collateral subject to their security interests or their superior claim. In such event, we may be forced to sell our investments to raise funds to repay our outstanding borrowings in order to avoid foreclosure and these forced sales may be at times and at prices we would not consider advantageous. Moreover, such deleveraging of our company could significantly impair our ability to effectively operate our business in the manner in which we have historically operated. As a result, we could be forced to curtail or cease new investment activities and lower or eliminate the dividends that we have historically paid to our stockholders. In addition, if the lenders exercise their right to sell the assets pledged under our Credit Facility, such sales may be completed at distressed sale prices, thereby diminishing or potentially eliminating the amount of cash available to us after repayment of the amounts outstanding under the Credit Facility.

Proposed legislation may allow us to incur additional leverage.

        As a BDC, under the 1940 Act we generally are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). Legislation introduced in the U.S. Senate and the U.S. House of Representatives during the 115th Congress proposes to modify this section of the 1940 Act and increase the amount of debt that BDCs may incur by modifying the asset coverage percentage from 200% to 150%. If such legislation is passed, we may be able to incur additional indebtedness in the future and, therefore, your risk of an investment in our securities may increase.

Further downgrades of the U.S. credit rating, automatic spending cuts or another government shutdown could negatively impact our liquidity, financial condition and earnings.

        Recent U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the U.S. Although U.S. lawmakers passed legislation to raise the federal debt ceiling on multiple occasions, ratings agencies have lowered or threatened to lower the long-term sovereign credit rating on the United States. The impact of this or any further downgrades to the U.S. government's sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. Absent further quantitative easing by the Federal Reserve, these developments could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. In addition, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time. Continued adverse political and economic conditions could have a material adverse effect on our business, financial condition and results of operations.

The interest rates of our floating-rate loans to our portfolio companies that extend beyond 2021 might be subject to change based on recent regulatory changes

        LIBOR is the basic rate of interest used in lending transactions between banks on the London interbank market and is widely used as a reference for setting the interest rate on loans globally. We typically use LIBOR as a reference rate in floating-rate loans we extend to portfolio companies such that the interest due to us pursuant to a term loan extended to a portfolio company is calculated using LIBOR. The terms of our debt investments generally include minimum interest rate floors which are calculated based on LIBOR.

        On July 27, 2017, the United Kingdom's Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. It is unclear if at that time whether LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short term repurchase agreements, backed by Treasury securities. If LIBOR ceases to exist, we may need to renegotiate the credit agreements extending beyond 2021 with our portfolio companies that utilize LIBOR as a factor in determining the interest rate to replace LIBOR with the new standard that is established.

We may experience fluctuations in our operating results.

        We could experience fluctuations in our operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of portfolio dividend and fee income, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, operating results for any period should not be relied upon as being indicative of performance in future periods.

Our Board of Directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

        Our Board of Directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay interest and principal payments to holders of our debt instruments and dividends to our stockholders and cause our investors to lose all or part of their investment in us.

We will be subject to corporate-level U.S. federal income tax if we are unable to qualify as a RIC under Subchapter M of the Code.

        To maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements:

  •
  The Annual Distribution Requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% U.S. federal excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. For more information regarding tax treatment, see "Material U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company." Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and are (and may in the future become) subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. In addition, because we receive non-cash sources of income such as PIK interest which involves us recognizing taxable income without receiving the cash representing such income, we may have difficulty meeting the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

  •
  The source-of-income requirement will be satisfied if we obtain at least 90% of our gross income for each year from distributions, interest, gains from the sale of stock or securities or similar sources.

  •
  The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, (i) of one issuer, (ii) of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of certain "qualified publicly traded partnerships."

        Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses. Moreover, if we fail to maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may not be able to pay distributions to our stockholders, our distributions may not grow over time, and a portion of distributions paid to our stockholders may be a return of capital, which is a distribution of the stockholders' invested capital.

        We intend to pay distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to pay a specified level of cash distributions, previously projected distributions for future periods, or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described herein. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC could limit our ability to pay distributions. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations, compliance with our debt covenants, each of the Funds' compliance with applicable SBIC regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future.

        When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated taxable earnings, recognized capital gains or capital. To the extent there is a return of capital, investors will be required to reduce their basis in our stock for U.S. federal income tax purposes, which may result in higher tax liability when the shares are sold, even if they have not increased in value or have lost value. In addition, any return of capital will be net of any sales load and offering expenses associated with sales of shares of our common stock. In the future, our distributions may include a return of capital.

We may have difficulty paying the distributions required to maintain RIC tax treatment under the Code if we recognize income before or without receiving cash representing such income.

        We will include in income certain amounts that we have not yet received in cash, such as: (i) amortization of original issue discount, which may arise if we receive warrants in connection with the origination of a loan such that ascribing a value to the warrants creates original issue discount in the debt instrument, if we invest in a debt investment at a discount to the par value of the debt security or possibly in other circumstances; (ii) contractual payment-in-kind, or PIK, interest, which represents contractual interest added to the loan balance and due at the end of the loan term; (iii) contractual preferred dividends, which represents contractual dividends added to the preferred stock and due at the end of the preferred stock term, subject to adequate profitability at the portfolio company; or (iv) amortization of market discount, which is associated with loans purchased in the secondary market at a discount to par value. Such amortization of original issue discounts, increases in loan balances as a result of contractual PIK arrangements, cumulative preferred dividends, or amortization of market discount will be included in income before we receive the corresponding cash payments. We also may be required to include in income certain other amounts before we receive such amounts in cash. Investments structured with these features may represent a higher level of credit risk compared to investments generating income which must be paid in cash on a current basis. For the year ended December 31, 2017, (i) approximately 2.4% of our total investment income was attributable to PIK income not paid currently in cash, (ii) approximately 0.6% of our total investment income was attributable to amortization of original issue discount, (iii) approximately 1.6% of our total investment income was attributable to cumulative dividend income not paid currently in cash, and (iv) approximately 2.9% of our total investment income was attributable to amortization of market discount on loans purchased in the secondary market at a discount.

        Since, in certain cases, we may recognize taxable income before or without receiving cash representing such income, we may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under the Code. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax. For additional discussion regarding the tax implications of a RIC, please see "Material U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company."

We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

        We may distribute taxable dividends that are payable in part in our stock. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable by us in cash or in shares of stock (at the stockholders election) would satisfy the Annual Distribution Requirement. The Internal Revenue Service has issued guidance providing that a dividend payable in stock or in cash at the election of the stockholders will be treated as a taxable dividend eligible for the dividends paid deduction provided that at least 20% of the total dividend is payable in cash and certain other requirements are satisfied. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such dividend is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

Each of the Funds, as an SBIC, may be unable to make distributions to us that will enable us to meet or maintain RIC status, which could result in the imposition of an entity-level tax.

        In order for us to continue to qualify for RIC tax treatment and to minimize corporate-level U.S. federal taxes, we will be required to distribute substantially all of our net ordinary taxable income and net capital gain income, including taxable income from certain of our subsidiaries, which includes the income from the Funds. We will be partially dependent on the Funds for cash distributions to enable us to meet the RIC distribution requirements. The Funds may be limited by SBIC regulations from making certain distributions to us that may be necessary to enable us to maintain our status as a RIC. We may have to request a waiver of the SBA's restrictions for the Funds to make certain distributions to maintain our eligibility for RIC status. We cannot assure you that the SBA will grant such waiver and if the Funds are unable to obtain a waiver, compliance with the SBIC regulations may result in loss of RIC tax treatment and a consequent imposition of an entity-level tax on us.

Because we intend to distribute substantially all of our taxable income to our stockholders to maintain our status as a RIC, we will continue to need additional capital to finance our growth, and regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital and make distributions.

        In order to satisfy the requirements applicable to a RIC and to minimize corporate-level U.S. federal taxes, we intend to distribute to our stockholders substantially all of our net ordinary taxable income and net capital gain income. We may carry forward excess undistributed taxable income into the next year, net of the 4% U.S. federal excise tax. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. As a BDC, we generally are required to meet an asset coverage ratio, as defined in the 1940 Act, of at least 200% immediately after each issuance of senior securities. This requirement limits the amount that we may borrow and may prohibit us from making distributions. Because we will continue to need capital to grow our Investment Portfolio, this limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so.

        While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. In addition, as a BDC, we generally are not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new investment activities, and our net asset value could decline.

Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock.

        The 1940 Act prohibits us from selling shares of our common stock at a price below the current net asset value per share of such stock, with certain exceptions. One such exception is prior stockholder approval of issuances below net asset value provided that our Board of Directors makes certain determinations. We did not seek stockholder authorization to sell shares of our common stock below the then current net asset value per share of our common stock at our 2017 annual meeting of stockholders because our common stock price per share had been trading significantly above the net asset value per share of our common stock, and we do not currently expect to seek such approval at our 2018 annual meeting of stockholders for the same reason. We may, however, seek such authorization at future annual or special meetings of stockholders. Our stockholders have previously approved a proposal to authorize us to issue securities to subscribe to, convert to, or purchase shares of our common stock in one or more offerings. Any decision to sell shares of our common stock below the then current net asset value per share of our common stock or securities to subscribe to, convert to, or purchase shares of our common stock would be subject to the determination by our Board of Directors that such issuance is in our and our stockholders' best interests.

        If we were to sell shares of our common stock below net asset value per share, such sales would result in an immediate dilution to the net asset value per share. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in a stockholder's interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. In addition, if we issue securities to subscribe to, convert to or purchase shares of common stock, the exercise or conversion of such securities would increase the number of outstanding shares of our common stock. Any such exercise would be dilutive on the voting power of existing stockholders, and could be dilutive with regard to dividends and our net asset value, and other economic aspects of the common stock.

        Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted; however, the example below illustrates the effect of dilution to existing stockholders resulting from the sale of common stock at prices below the net asset value of such shares. Please see "Sales of Common Stock Below Net Asset Value" for a more complete discussion of the potentially dilutive impacts of an offering at a price less than net asset value, or NAV, per share.

          Illustration: Example of Dilutive Effect of the Issuance of Shares Below Net Asset Value.    Assume that Company XYZ has 1,000,000 total shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The net asset value per share of the common stock of Company XYZ is $10.00. The following table illustrates the reduction to net asset value, or NAV, and the dilution experienced by Stockholder A following the sale of 40,000 shares of the common stock of Company XYZ at $9.50 per share, a price below its NAV per share.

	Prior to Sale Below NAV	Following Sale Below NAV		Percentage Change
Reduction to NAV
Total Shares Outstanding	1,000,000	1,040,000		4.0%
NAV per share	$10.00	$9.98		(0.2)%
Dilution to Existing Stockholder
Shares Held by Stockholder A	10,000	10,000	(1)	0.0%
Percentage Held by Stockholder A	1.00%	0.96%		(3.8)%
Total Interest of Stockholder A in NAV	$100,000	$99,808		(0.2)%

(1)
Assumes that Stockholder A does not purchase additional shares in the sale of shares below NAV.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

        We, the Funds, and our portfolio companies are subject to applicable local, state and federal laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. In addition, any change to the SBA's current debenture SBIC program could have a significant impact on our ability to obtain lower-cost leverage through the Funds, and therefore, our ability to compete with other finance companies.

        Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may result in our investment focus shifting from the areas of expertise of our investment team to other types of investments in which our investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

The Tax Cuts and Jobs Act could have a negative effect on us, our subsidiaries, our portfolio companies and the holders of our securities.

        On December 20, 2017, the U.S. House of Representatives and the U.S. Senate each voted to approve H.R. 1 (the "Tax Cuts and Jobs Act") and, on December 22, 2017, President Trump signed the Tax Cuts and Jobs Act into law. The Tax Cuts and Jobs Act makes significant changes to the U.S. federal income tax rules applicable to both individuals and entities, including corporations. The Tax Cuts and Jobs Act includes provisions that, among other things, reduce the U.S. corporate tax rate, introduce a capital investment deduction, limit the interest deduction, limit the use of net operating losses to offset future taxable income and make extensive changes to the U.S. international tax system. The Tax Cuts and Jobs Act is complex and far-reaching, and we cannot predict the impact its enactment will have on us, our subsidiaries, our portfolio companies and the holders of our securities.

Terrorist attacks, acts of war or natural disasters may affect any market for our securities, impact the businesses in which we invest and harm our business, operating results and financial condition.

        Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.

        Our business is highly dependent on our and third parties' communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

  •
  sudden electrical or telecommunications outages;

  •
  natural disasters such as earthquakes, tornadoes and hurricanes;

  •
  events arising from local or larger scale political or social matters, including terrorist acts; and

  •
  cyber attacks.

The failure in cyber security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning could impair our ability to conduct business effectively.

        The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our managers were unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.

        We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, we may experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.

RISKS RELATED TO OUR INVESTMENTS

Our investments in portfolio companies involve higher levels of risk, and we could lose all or part of our investment.

        Investing in our portfolio companies involves a number of significant risks. Among other things, these companies:

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  may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of the equity components of our investments;

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  may have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

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  are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation, termination or significant under-performance of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

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  generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

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  generally have less publicly available information about their businesses, operations and financial condition. We are required to rely on the ability of our management team and investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment; and

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  may utilize complex and speculative technologies such as blockchain and cryptocurrencies. These technologies have a limited history; rely on decentralized computer networks which could be affected by Internet connectivity disruptions, fraud or cybersecurity attacks; such networks may not be adequately maintained; future regulatory actions or policies may limit the use of effectiveness of such technologies; and the price of cryptocurrencies is volatile and may be impacted by the popularity, acceptance or use thereof.

        In addition, in the course of providing significant managerial assistance to certain of our portfolio companies, certain of our officers and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, our officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers and directors) and the diversion of management time and resources.

A decline in oil and natural gas prices could have a material adverse effect on us.

        A decline in oil and natural gas prices could adversely affect (i) the credit quality of our debt investments and (ii) the underlying operating performance of our equity investments in energy-related businesses and in portfolio companies located in geographic areas which are more sensitive to the health of the oil and gas industries. A decrease in credit quality and the operating performance would, in turn, negatively affect the fair value of these investments, which would consequently negatively affect our net asset value. Should a decline in oil and natural gas prices persist for an extended period of time, it is likely that the ability of these investments to satisfy financial or operating covenants imposed by us or other lenders will be adversely affected, thereby negatively impacting their financial condition and their ability to satisfy their debt service and other obligations to us. Likewise, should a decline in oil and natural gas prices persist, it is likely that our energy-related portfolio companies' and other affected companies' cash flow and profit generating capacities would also be adversely affected thereby negatively impacting their ability to pay us dividends or distributions on our equity investments.

We may be exposed to higher risks with respect to our investments that include original issue discount or PIK interest.

        Our investments may include original issue discount and contractual PIK interest, which represents contractual interest added to a loan balance and due at the end of such loan's term. To the extent original issue discount or PIK interest constitute a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

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  original issue discount and PIK instruments may have higher yields, which reflect the payment deferral and credit risk associated with these instruments;

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  original issue discount and PIK accruals may create uncertainty about the source of our distributions to stockholders;

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  original issue discount and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of the collateral; and

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  original issue discount and PIK instruments may represent a higher credit risk than coupon loans.

The lack of liquidity in our investments may adversely affect our business.

        We invest in companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies.

        We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the extension of additional loans, the exercise of a warrant to purchase equity securities, or the funding of additional equity investments. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation, may reduce our ability to protect an existing investment or may reduce the expected yield on the investment.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

        We invest primarily in the secured term debt of LMM, Private Loan and Middle Market companies and equity issued by LMM companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

        Even though we may have structured certain of our investments as secured loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower's business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

        Certain loans that we make are secured by a second priority security interest in the same collateral pledged by a portfolio company to secure senior debt owed by the portfolio company to commercial banks or other traditional lenders. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender's consent. Prior to and as a condition of permitting the portfolio company to borrow money from us secured by the same collateral pledged to the senior lender, the senior lender will require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many such cases, the senior lender will require us to enter into an "intercreditor agreement" prior to permitting the portfolio company to borrow from us. Typically the intercreditor agreements we are requested to execute expressly subordinate our debt instruments to those held by the senior lender and further provide that the senior lender shall control: (1) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral; (2) the nature, timing and conduct of foreclosure or other collection proceedings; (3) the amendment of any collateral document; (4) the release of the security interests in respect of any collateral; and (5) the waiver of defaults under any security agreement. Because of the control we may cede to senior lenders under intercreditor agreements we may enter, we may be unable to realize the proceeds of any collateral securing some of our loans.

        Finally, the value of the collateral securing our debt investment will ultimately depend on market and economic conditions, the availability of buyers and other factors. Therefore, there can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by our first or second priority liens. There is also a risk that such collateral securing our investments will decrease in value over time, will be difficult to sell in a timely manner, will be difficult to appraise and will fluctuate in value based upon the success of the portfolio company and market conditions. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by our second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company's remaining assets, if any.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

        We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market's assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our RIC asset diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies. See "—Risks Related to Our Business and Structure—We will be subject to corporate-level U.S. federal income tax if we are unable to qualify as a RIC under Subchapter M of the Code."

We generally will not control our portfolio companies.

        We do not, and do not expect to, control the decision making in many of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest will make business decisions with which we disagree and the management of such company will take risks or otherwise act in ways that do not serve our interests as debt investors or minority equity holders. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that would decrease the value of our portfolio holdings.

Defaults by our portfolio companies will harm our operating results.

        A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to non-payment of interest and other defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company's ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Any unrealized depreciation we experience in our portfolio may be an indication of future realized losses, which could reduce our income and gains available for distribution.

        As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized depreciation in our portfolio could be an indication of a portfolio company's inability to meet its repayment obligations to us with respect to affected loans or a potential impairment of the value of affected equity investments. This could result in realized losses in the future and ultimately in reductions of our income and gains available for distribution in future periods.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

        We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our securities.

Changes in interest rates may affect our cost of capital, net investment income and value of our investments.

        Some of our debt investments will bear interest at variable rates and may be negatively affected by changes in market interest rates. An increase in market interest rates would increase the interest costs and reduce the cash flows of our portfolio companies that have variable rate debt instruments, a situation which could reduce the value of the investment. The value of our investments could also be reduced from an increase in market interest rates as rates available to investors could make an investment in our securities less attractive than alternative investments. In addition, an increase in interest rates would make it more expensive for us to use debt to finance our investments. As a result, a significant increase in market interest rates could increase our cost of capital, which would reduce our net investment income. Conversely, decreases in market interest rates could negatively impact the interest income from our variable rate debt investments. A decrease in market interest rates may also have an adverse impact on our returns by requiring us to accept lower yields on our debt investments and by increasing the risk that our portfolio companies will prepay our debt investments, resulting in the need to redeploy capital at potentially lower rates.

We may not realize gains from our equity investments.

        Certain investments that we have made in the past and may make in the future include warrants or other equity securities. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, we may from time to time make non-control, equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer; however, we may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

        Our investments in foreign securities may involve significant risks in addition to the risks inherent in investments in U.S. securities. Our investment strategy contemplates potential investments in debt securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in securities of U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

        Although most of our investments will be U.S. dollar denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments.

RISKS RELATING TO OUR SECURITIES

Shares of closed-end investment companies, including BDCs, may trade at a discount to their net asset value.

        Shares of closed-end investment companies, including BDCs, may trade at a discount to net asset value. This characteristic of closed-end investment companies and BDCs is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value. In addition, if our common stock trades below our net asset value per share, we will generally not be able to issue additional common stock at the market price unless our stockholders approve such a sale and our Board of Directors makes certain determinations. See "—Risks Relating to Our Business and Structure—Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock" for a discussion related to us issuing shares of our common stock below net asset value.

We may be unable to invest a significant portion of the net proceeds from an offering or from exiting an investment or other capital on acceptable terms, which could harm our financial condition and operating results.

        Delays in investing the net proceeds raised in an offering or other capital raised or proceeds resulting from exiting an investment may cause our performance to be worse than that of other fully invested BDCs or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of any offering or other capital raised or proceeds resulting from exiting an investment on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

        We anticipate that, depending on market conditions and the amount of the capital, it may take us a substantial period of time to invest substantially all the capital in securities meeting our investment objective. During this period, we may invest the capital primarily in Marketable securities and idle funds investments, which generally consist of debt investments, independently rated debt investments, certificates of deposit with financial institutions, diversified bond funds and publicly traded debt and equity investments and may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay during such period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds of any offering or from exiting an investment or other capital are invested in new securities meeting our investment objective, the market price for our securities may decline. Thus, the initial return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.

Investing in our securities may involve an above average degree of risk.

        The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies involve higher levels of risk, and therefore, an investment in our securities may not be suitable for someone with lower risk tolerance.

The market price of our securities may be volatile and fluctuate significantly.

        Fluctuations in the trading prices of our securities may adversely affect the liquidity of the trading market for our securities and, if we seek to raise capital through future securities offerings, our ability to raise such capital. The market price and liquidity of the market for our securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

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  significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

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  changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to RICs, BDCs or SBICs;

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  the exclusion of BDC common stock from certain market indices, such as what happened with respect to the Russell indices and the Standard and Poor's indices, could reduce the ability of certain investment funds to own our common stock and limit the number of owners of our common stock and otherwise negatively impact the market price of our common stock;

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  inability to obtain any exemptive relief that may be required by us in the future from the SEC;

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  loss of our BDC or RIC status or any of the Funds' status as an SBIC;

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  changes in our earnings or variations in our operating results;

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  changes in the value of our portfolio of investments;

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  any shortfall in our investment income or net investment income or any increase in losses from levels expected by investors or securities analysts;

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  loss of a major funding source;

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  fluctuations in interest rates;

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  the operating performance of companies comparable to us;

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  departure of our key personnel;

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  global or national credit market changes; and

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  general economic trends and other external factors.

Provisions of the Maryland General Corporation Law and our articles of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

        The Maryland General Corporation Law and our articles of incorporation and bylaws contain provisions that may have the effect of discouraging, delaying or making difficult a change in control of our company or the removal of our incumbent directors. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third-party bids for ownership of our company. These provisions may prevent any premiums being offered to you for our common stock.

The Notes are unsecured and therefore effectively subordinated to any current or future secured indebtedness, including indebtedness under the Credit Facility.

        The Notes are not secured by any of our assets or any of the assets of our subsidiaries and rank equally in right of payment with all of our existing and future unsubordinated, unsecured indebtedness. As a result, the Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes. As of December 31, 2017, we had $64.0 million outstanding under the Credit Facility out of $585.0 million in commitments. The indebtedness under the Credit Facility is senior to the Notes to the extent of the value of the assets securing such indebtedness.

The Notes are structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

        The Notes are obligations exclusively of Main Street Capital Corporation and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the Notes, and the Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. In addition, several of our subsidiaries, specifically the Funds, maintain significant indebtedness and as a result the Notes are structurally subordinated to the indebtedness of these subsidiaries. For example, as of December 31, 2017, the Funds had collectively issued $295.8 million of the current statutory maximum of $350.0 million of SBA-guaranteed debentures, which are included in our consolidated financial statements. The assets of such subsidiaries are not directly available to satisfy the claims of our creditors, including holders of the Notes. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources" for more detail on the SBA-guaranteed debentures.

        Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of other creditors of our subsidiaries have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Notes are structurally subordinated to all indebtedness, including the SBA-guaranteed debentures, and other liabilities of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the Notes.

The Notes may or may not have an established trading market. If a trading market in the Notes is developed, it may not be maintained.

        The Notes may or may not have an established trading market. If a trading market in the Notes is developed, it may not be maintained. If the Notes are traded, they may trade at a discount to their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, our financial condition or other relevant factors. Accordingly, we cannot assure you that a liquid trading market has been or will develop for the Notes, that you will be able to sell your Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop or is not maintained, the liquidity and trading price for the Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.

A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or the Notes, if any, or change in the debt markets could cause the liquidity or market value of the Notes to decline significantly.

        Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. We undertake no obligation to maintain our credit ratings or to advise holders of Notes of any changes in our credit ratings. The Notes are currently rated by Standard & Poor's Ratings Services. There can be no assurance that our credit ratings will remain for any given period of time or that such credit ratings will not be lowered or withdrawn entirely by the rating agency if in their judgment future circumstances relating to the basis of the credit ratings, such as adverse changes in our company, so warrant. The conditions of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future, which could have an adverse effect on the market prices of the Notes.

The indentures under which the Notes were issued contain limited protection for holders of the Notes.

        The indentures under which the Notes were issued offer limited protection to holders of the Notes. The terms of the indentures and the Notes do not restrict our or any of our subsidiaries' ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on investments in the Notes. In particular, the terms of the indentures and the Notes do not place any restrictions on our or our subsidiaries' ability to:

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  issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, but giving effect, in each case, to any exemptive relief granted to us by the SEC (currently, this provision generally prohibits us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings);

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  pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes, including subordinated indebtedness;

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  sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

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  enter into transactions with affiliates;

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  create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

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  make investments; or

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  create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

        Furthermore, the terms of the indentures and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, if any, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity.

        Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.

        Other debt we issue or incur in the future could contain more protections for its holders than the indentures and the Notes, including additional covenants and events of default. For example, the indentures under which the Notes are issued do not contain cross-default provisions that are contained in the Credit Facility. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.

The optional redemption provision may materially adversely affect your return on the Notes.

        The 4.50% Notes are redeemable in whole or in part upon certain conditions at any time or from time to time at our option. The 6.125% Notes are redeemable in whole or in part upon certain conditions at any time or from time to time at our option, on or after April 1, 2018. We may choose to redeem the Notes at times when prevailing interest rates are lower than the interest rate paid on the Notes. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the Notes being redeemed.

We may not be able to repurchase the 4.50% Notes upon a Change of Control Repurchase Event.

        We may not be able to repurchase the 4.50% Notes upon certain change in control events described in the indentures under which the 4.50% Notes were issued (each, a "Change of Control Repurchase Event") because we may not have sufficient funds. Upon a Change of Control Repurchase Event, holders of the 4.50% Notes may require us to repurchase for cash some or all of the 4.50% Notes at a repurchase price equal to 100% of the aggregate principal amount of the 4.50% Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date. The terms of our Credit Facility provide that certain change of control events will constitute an event of default thereunder entitling the lenders to accelerate any indebtedness outstanding under our Credit Facility at that time and to terminate the Credit Facility. In addition, the occurrence of a Change of Control Repurchase Event enabling the holders of the 4.50% Notes to require the mandatory purchase of the 4.50% Notes would constitute an event of default under our Credit Facility entitling the lenders to accelerate any indebtedness outstanding under our Credit Facility at that time and to terminate the Credit Facility. Our and our subsidiaries' future financing facilities may contain similar restrictions and provisions. Our failure to purchase such tendered 4.50% Notes upon the occurrence of such Change of Control Repurchase Event would cause an event of default under the indentures governing the 4.50% Notes and a cross-default under the agreements governing certain of our other indebtedness, which may result in the acceleration of such indebtedness requiring us to repay that indebtedness immediately. If a Change of Control Repurchase Event were to occur, we may not have sufficient funds to repay any such accelerated indebtedness.

If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.

        As of December 31, 2017, we had approximately $810.5 million of indebtedness, including $64.0 million outstanding under the Credit Facility, $295.8 million outstanding from SBA-guaranteed debentures, approximately $90.7 million of the 6.125% Notes, $175.0 million of the 4.50% Notes due 2019 and $185.0 million of the 4.50% Notes due 2022 outstanding. Any default under the agreements governing our indebtedness, including a default under the Credit Facility, under the Notes or under other indebtedness to which we may be a party that is not waived by the required lenders or debt holders, and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the Notes and substantially decrease the market value of the Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under the Credit Facility or other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. Our ability to generate sufficient cash flow in the future is, to some extent, subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under the Credit Facility or otherwise, in an amount sufficient to enable us to meet our payment obligations under the Notes and our other debt and to fund other liquidity needs.

        If our operating performance declines and we are not able to generate sufficient cash flow to service our debt obligations, we may in the future need to refinance or restructure our debt, including the Notes, sell assets, reduce or delay capital investments, seek to raise additional capital or seek to obtain waivers from the required lenders under the Credit Facility or the required holders of the Notes or other debt that we may incur in the future to avoid being in default. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the Notes and our other debt. If we breach our covenants under the Credit Facility, the Notes or other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders or debt holders. If this occurs, we would be in default under the Credit Facility, the Notes or other debt, the lenders or debt holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations could proceed against the collateral securing the debt. Because the Credit Facility has, and any future credit facilities will likely have, customary cross-default provisions, if the indebtedness under the Notes, the Credit Facility or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due.

We may in the future determine to issue preferred stock, which could adversely affect the market value of our common stock.

        The issuance of shares of preferred stock with dividend or conversion rights, liquidation preferences or other economic terms favorable to the holders of preferred stock could adversely affect the market price for our common stock by making an investment in the common stock less attractive. In addition, the dividends on any preferred stock we issue must be cumulative. Payment of dividends and repayment of the liquidation preference of preferred stock must take preference over any dividends or other payments to our common stockholders, and holders of preferred stock are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference (other than convertible preferred stock that converts into common stock). In addition, under the 1940 Act, preferred stock constitutes a "senior security" for purposes of the 200% asset coverage test.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

        Some of the statements in this prospectus and any accompanying prospectus supplement constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement may include statements as to:

  •
  our future operating results and dividend projections;

  •
  our business prospects and the prospects of our portfolio companies;

  •
  the impact of the investments that we expect to make;

  •
  the ability of our portfolio companies to achieve their objectives;

  •
  our expected financings and investments;

  •
  the adequacy of our cash resources and working capital; and

  •
  the timing of cash flows, if any, from the operations of our portfolio companies.

        In addition, words such as "anticipate," "believe," "expect" and "intend" indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in "Risk Factors" and elsewhere in this prospectus and any accompanying prospectus supplement. Other factors that could cause actual results to differ materially include:

  •
  changes in the economy;

  •
  risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

  •
  future changes in laws or regulations and conditions in our operating areas.

        We have based the forward-looking statements included in this prospectus and will base the forward-looking statements included in any accompanying prospectus supplement on information available to us on the date of this prospectus and any accompanying prospectus supplement, as appropriate, and we assume no obligation to update any such forward-looking statements, except as required by law. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to refer to any additional disclosures that we may make directly to you, including in the form of a prospectus supplement or post-effective amendment to the registration statement, or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

 USE OF PROCEEDS

        We intend to use the net proceeds from any offering to make investments in accordance with our investment objective and strategies described in this prospectus or any prospectus supplement, to pay our operating expenses and other cash obligations, and for general corporate purposes. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in interest-bearing deposits or other short-term instruments. See "Risk Factors—Risks Relating to Our Securities—We may be unable to invest a significant portion of the net proceeds from an offering or from exiting an investment or other capital on acceptable terms, which could harm our financial condition and operating results." The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such an offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

        Our common stock is traded on the New York Stock Exchange ("NYSE") under the symbol "MAIN." Prior to October 14, 2010, our common stock was traded on the NASDAQ Global Select Market under the same symbol "MAIN." Our common stock began trading on the NASDAQ Global Select Market on October 5, 2007. Prior to that date, there was no established public trading market for our common stock.

        The following table sets forth, for the periods indicated, the range of high and low closing prices of our common stock as reported on the NYSE, and the sales price as a percentage of the net asset value per share of our common stock.

		Price Range		Premium of High Sales Price to NAV(2)	Premium of Low Sales Price to NAV(2)
	NAV(1)	High	Low
Year ending December 31, 2018
First Quarter (through March 6, 2018)	*	$39.90	$35.41	*	*
Year ending December 31, 2017
Fourth Quarter	$23.53	$41.55	$39.71	77%	69%
Third Quarter	23.02	40.40	38.13	75%	66%
Second Quarter	22.62	40.39	37.80	79%	67%
First Quarter	22.44	38.27	35.39	71%	58%
Year ending December 31, 2016
Fourth Quarter	$22.10	$37.36	$32.23	69%	46%
Third Quarter	21.62	34.59	32.61	60%	51%
Second Quarter	21.11	32.90	30.52	56%	45%
First Quarter	21.18	31.46	26.35	49%	24%

(1)
Net asset value per share, or NAV, is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period. Net asset value has not yet been determined for the first quarter of 2018.

(2)
Calculated as the respective high or low share price divided by NAV for such quarter.

        On March 6, 2018, the last sale price of our common stock on the NYSE was $36.66 per share, and there were approximately 308 holders of record of the common stock which did not include stockholders for whom shares are held in "nominee" or "street name." The net asset value per share of our common stock on December 31, 2017 (the last date prior to the date of this prospectus on which we determined our net asset value per share) was $23.53, and the premium of the March 6, 2018 closing price of our common stock was 56% to this net asset value per share.

        Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value per share or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value per share will decrease. It is not possible to predict whether our common stock will trade at, above, or below net asset value per share. Since our IPO in October 2007, our shares of common stock have traded at prices both less than and exceeding our net asset value per share.

        We currently pay regular monthly dividends and semiannual supplemental dividends to our stockholders. Our monthly dividends, if any, will be determined by our Board of Directors on a quarterly basis. Our semiannual supplemental dividends, if any, will be determined by our Board of Directors based upon our undistributed taxable income. The following table summarizes our dividends declared to date:

Date Declared	Record Date	Payment Date	Amount(1)
Fiscal year 2018
February 20, 2018	May 21, 2018	June 15, 2018	$0.190
February 20, 2018	April 20, 2018	May 15, 2018	$0.190
February 20, 2018	March 21, 2018	April 16, 2018	$0.190
October 31, 2017	February 22, 2018	March 15, 2018	$0.190
October 31, 2017	January 19, 2018	February 15, 2018	$0.190
October 31, 2017	December 29, 2017	January 12, 2018	$0.190	(2)

			$1.140

Fiscal year 2017
October 17, 2017	December 19, 2017	December 27, 2017	$0.275	(2)
August 1, 2017	November 21, 2017	December 15, 2017	$0.190	(2)
August 1, 2017	October 20, 2017	November 15, 2017	$0.190	(2)
August 1, 2017	September 21, 2017	October 16, 2017	$0.190	(2)
May 2, 2017	August 21, 2017	September 15, 2017	$0.185	(2)
May 2, 2017	July 20, 2017	August 15, 2017	$0.185	(2)
May 2, 2017	June 30, 2017	July 14, 2017	$0.185	(2)
April 18, 2017	June 19, 2017	June 26, 2017	$0.275	(2)
February 22, 2017	May 19, 2017	June 14, 2017	$0.185	(2)
February 22, 2017	April 20, 2017	May 15, 2017	$0.185	(2)
February 22, 2017	March 21, 2017	April 13, 2017	$0.185	(2)
November 2, 2016	February 22, 2017	March 15, 2017	$0.185	(2)
November 2, 2016	January 20, 2017	February 15, 2017	$0.185	(2)
November 2, 2016	December 30, 2016	January 13, 2017	$0.185	(3)

			$2.785

Date Declared	Record Date	Payment Date	Amount(1)
Fiscal year 2016
October 18, 2016	December 16, 2016	December 23, 2016	$0.275	(3)
August 2, 2016	November 21, 2016	December 13, 2016	$0.185	(3)
August 2, 2016	October 20, 2016	November 15, 2016	$0.185	(3)
August 2, 2016	September 21, 2016	October 14, 2016	$0.185	(3)
May 3, 2016	August 19, 2016	September 15, 2016	$0.180	(3)
May 3, 2016	July 21, 2016	August 15, 2016	$0.180	(3)
May 3, 2016	July 1, 2016	July 15, 2016	$0.180	(3)
April 20, 2016	June 20, 2016	June 27, 2016	$0.275	(3)
February 23, 2016	May 20, 2016	June 15, 2016	$0.180	(3)
February 23, 2016	April 21, 2016	May 16, 2016	$0.180	(3)
February 23, 2016	March 21, 2016	April 15, 2016	$0.180	(3)
November 3, 2015	February 22, 2016	March 15, 2016	$0.180	(3)
November 3, 2015	January 22, 2016	February 17, 2016	$0.180	(3)
November 3, 2015	December 30, 2015	January 15, 2016	$0.180	(4)

			$2.725

Fiscal year 2015
October 20, 2015	December 17, 2015	December 24, 2015	$0.275	(4)
August 3, 2015	November 20, 2015	December 14, 2015	$0.180	(4)
August 3, 2015	October 21, 2015	November 16, 2015	$0.180	(4)
August 3, 2015	September 21, 2015	October 15, 2015	$0.180	(4)
May 5, 2015	August 20, 2015	September 15, 2015	$0.175	(4)
May 5, 2015	July 21, 2015	August 14, 2015	$0.175	(4)
May 5, 2015	July 1, 2015	July 15, 2015	$0.175	(4)
April 22, 2015	June 18, 2015	June 25, 2015	$0.275	(4)
February 24, 2015	May 20, 2015	June 15, 2015	$0.175	(4)
February 24, 2015	April 21, 2015	May 15, 2015	$0.175	(4)
February 24, 2015	March 20, 2015	April 15, 2015	$0.175	(4)
November 6, 2014	February 20, 2015	March 16, 2015	$0.170	(4)
November 6, 2014	January 21, 2015	February 13, 2015	$0.170	(4)
November 6, 2014	December 31, 2014	January 15, 2015	$0.170	(5)

Total			$2.650

Fiscal year 2014
Total			$2.545	(5),(6)

Fiscal year 2013
Total			$2.660	(6),(7)

Fiscal year 2012
Total			$1.710	(7),(8)

Fiscal year 2011
Total			$1.560	(8)

Fiscal year 2010
Total			$1.500	(9)

Fiscal year 2009
Total			$1.500	(10),(11)

Date Declared	Record Date	Payment Date	Amount(1)
Fiscal year 2008
Total			$1.425	(11)

Fiscal year 2007
Total			$0.330	(12)

Cumulative dividends declared or paid			$22.530

(1)
The determination of the tax attributes of our distributions is made annually, based upon our taxable income for the full year and distributions paid for the full year. Ordinary dividend distributions from a RIC do not qualify for the tax rate applicable to "qualified dividend income" from domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations.

(2)
These dividends attributable to fiscal year 2017 were comprised of ordinary income of $2.218 per share, long term capital gain of $0.490 per share, and qualified dividend income of $0.082 per share, and included dividends with a record date during fiscal year 2017, including the dividend declared and accrued as of December 31, 2017 and paid on January 12, 2018, pursuant to the Code.

(3)
These dividends attributable to fiscal year 2016 were comprised of ordinary income of $1.911 per share, long term capital gain of $0.761 per share, and qualified dividend income of $0.058 per share, and included dividends with a record date during fiscal year 2016, including the dividend declared and accrued as of December 31, 2016 and paid on January 13, 2017, pursuant to the Code.

(4)
These dividends attributable to fiscal year 2015 were comprised of ordinary income of $2.325 per share, long term capital gain of $0.231 per share, and qualified dividend income of $0.105 per share, and included dividends with a record date during fiscal year 2015, including the dividend declared and accrued as of December 31, 2015 and paid on January 15, 2016, pursuant to the Code.

(5)
These dividends attributable to fiscal year 2014 were comprised of ordinary income of $2.083 per share, long term capital gain of $0.419 per share, and qualified dividend income of $0.048 per share, and included dividends with a record date during fiscal year 2014, including the dividend declared and accrued as of December 31, 2014 and paid on January 15, 2015, pursuant to the Code.

(6)
These dividends attributable to fiscal year 2013 were comprised of ordinary income of $1.872 per share, long term capital gain of $0.346 per share, and qualified dividend income of $0.457 per share, and included dividends with a record date during fiscal year 2013, including the dividend declared and accrued as of December 31, 2013 and paid on January 15, 2014, pursuant to the Code.

(7)
These dividends attributable to fiscal year 2012 were comprised of ordinary income of $0.923 per share, long term capital gain of $0.748 per share, and qualified dividend income of $0.054 per share, and included dividends with a record date during fiscal year 2012, including the dividend declared and accrued as of December 31, 2012 and paid on January 15, 2013, pursuant to the Code.

(8)
These dividends attributable to fiscal year 2011 were comprised of ordinary income of $1.253 per share, long term capital gain of $0.373 per share, and qualified dividend income of $0.069 per share, and included dividends with a record date during fiscal year 2011, including the dividend declared and accrued as of December 31, 2011 and paid on January 16, 2012, pursuant to the Code.

(9)
These dividends attributable to fiscal year 2010 were comprised of ordinary income of $1.220 per share, long term capital gain of $0.268 per share, and qualified dividend income of $0.012 per share.

(10)
These dividends attributable to fiscal year 2009 were comprised of ordinary income of $1.218 per share and long term capital gain of $0.157 per share and excluded the $0.125 paid on January 15, 2009 which had been declared and accrued as of December 31, 2008.

(11)
These dividends attributable to fiscal year 2008 were comprised of ordinary income of $0.953 per share and long term capital gain of $0.597 per share, and included dividends with a record date during fiscal year 2008, including the $0.125 per share dividend declared and accrued as of December 31, 2008 and paid on January 15, 2009, pursuant to the Code.

(12)
This quarterly dividend attributable to fiscal year 2007 was comprised of ordinary income of $0.105 per share and long term capital gain of $0.225 per share.

        In accordance with the IRC sections 871(k) and 881(e), the following percentages represent the portion of our dividends that constitute interest-related dividends and short-term capital gains dividends for non-U.S. residents and foreign corporations.

        Including the long-term capital gains discussed above, the following percentages represent the total dividends which are exempt from U.S. withholding tax.

Payment Dates	Interest-Related Dividends and Short-Term Capital Gain Dividend	Distributions Exempt from U.S. Withholding Tax(1)
2/15/2017	59.15%	78.09%
From 3/15/2017 to 6/14/2017	78.09%	78.09%
6/26/2017	70.00%	70.00%
From 7/14/2017 to 8/15/2017	0.00%	100.00%
9/15/2017	12.23%	58.01%
From 10/16/2017 to 1/12/2018	70.00%	70.00%

        To the extent non-U.S. resident taxes were withheld on ordinary dividends distributed, this information may be considered in connection with any claims for refund of such taxes to be filed by the non-U.S. resident stockholder with the Internal Revenue Service.

        To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We will be subject to a 4% non-deductible U.S. federal excise tax on certain undistributed taxable income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary taxable income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending December 31 in that calendar year and (3) any taxable income recognized, but not distributed, in preceding years on which we paid no U.S. federal income tax. Dividends declared and paid by us in a year will generally differ from taxable income for that year, as such dividends may include the distribution of current year taxable income, less amounts carried over into the following year, and the distribution of prior year taxable income carried over into and distributed in the current year. For amounts we carry over into the following year, we will be required to pay a 4% U.S. federal excise tax on the amount by which 98% of our annual ordinary taxable income and 98.2% of capital gains exceeds our distributions for the year. We may retain for investment some or all of our net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, our stockholders will be treated as if they had received actual distributions of the capital gains we retained and then reinvested the net after-tax proceeds in our common stock. In general, our stockholders also would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to their allocable shares of the tax we paid on the capital gains deemed distributed to them. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

        We may distribute taxable dividends that are payable in part in our stock. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable by us in cash or in shares of stock (at the stockholders election) would satisfy the Annual Distribution Requirement. The Internal Revenue Service has issued guidance providing that a dividend payable in stock or in cash at the election of the stockholders will be treated as a taxable dividend eligible for the dividends paid deduction provided that at least 20% of the total dividend is payable in cash and certain other requirements are satisfied. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such dividend is properly reported as a capital gain dividend), to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

        We have adopted a dividend reinvestment plan ("DRIP") that provides for the reinvestment of dividends on behalf of our stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if we declare a cash dividend, our stockholders who have not "opted out" of the DRIP by the dividend record date will have their cash dividend automatically reinvested into additional shares of MSCC common stock. The share requirements of the DRIP may be satisfied through the issuance of new shares of common stock or through open market purchases of common stock by the DRIP plan administrator. Newly issued shares will be valued based upon the final closing price of MSCC's common stock on a valuation date determined for each dividend by our Board of Directors. Shares purchased in the open market to satisfy the DRIP requirements will be valued based upon the average price of the applicable shares purchased by the DRIP plan administrator, before any associated brokerage or other costs.

 RATIOS OF EARNINGS TO FIXED CHARGES

        The following table contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our consolidated financial statements, including the notes to those statements, included in this prospectus.

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Earnings to Fixed Charges(1)	6.35	5.09	3.98	5.54	5.78

(1)
Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

        For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

SELECTED FINANCIAL DATA

        The selected financial and other data as of and for the years ended December 31, 2017, 2016, 2015, 2014 and 2013 have been derived from consolidated financial statements that have been audited by Grant Thornton LLP, an independent registered public accounting firm. You should read this selected financial and other data in conjunction with our "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Senior Securities" and the financial statements and related notes in this prospectus.

	Twelve Months Ended December 31,
	2017	2016	2015	2014	2013
	(dollars in thousands, except per share amounts)
Statement of operations data:
Investment income:
Total interest, fee and dividend income	$205,741	$178,165	$163,603	$139,939	$115,158
Interest from idle funds and other	—	174	986	824	1,339

Total investment income	205,741	178,339	164,589	140,763	116,497

Expenses:
Interest	(36,479)	(33,630)	(32,115)	(23,589)	(20,238)
Compensation	(18,560)	(16,408)	(14,852)	(12,337)	(8,560)
General and administrative	(11,674)	(9,284)	(8,621)	(7,134)	(4,877)
Share-based compensation	(10,027)	(8,304)	(6,262)	(4,215)	(4,210)
Expenses allocated to the External Investment Manager	6,370	5,089	4,335	2,048	—
Expenses reimbursed to MSCP(1)	—	—	—	—	(3,189)

Total expenses	(70,370)	(62,537)	(57,515)	(45,227)	(41,074)

Net investment income	135,371	115,802	107,074	95,536	75,423
Total net realized gain (loss) from investments	16,182	29,389	(21,316)	23,206	7,277
Total net realized loss from SBIC debentures	(5,217)	—	—	—	(4,775)
Total net change in unrealized appreciation (depreciation) from investments	42,545	(6,576)	10,871	(776)	14,503
Total net change in unrealized appreciation (depreciation) from SBIC debentures and investment in MSCP(1)	6,212	(943)	(879)	(10,931)	4,392
Income tax benefit (provision)	(24,471)	1,227	8,687	(6,287)	35

Net increase in net assets resulting from operations attributable to common stock	$170,622	$138,899	$104,437	$100,748	$96,855

Net investment income per share—basic and diluted	$2.39	$2.23	$2.18	$2.20	$2.06
Net increase in net assets resulting from operations attributable to common stock per share—basic and diluted	$3.01	$2.67	$2.13	$2.31	$2.65
Weighted-average shares outstanding—basic and diluted	56,691,913	52,025,002	49,071,492	43,522,397	36,617,850

(1)
Main Street Capital Partners, LLC

	As of December 31,
	2017	2016	2015	2014	2013
		(dollars in thousands)
Balance sheet data:
Assets:
Total portfolio investments at fair value	$2,171,305	$1,996,906	$1,799,996	$1,563,330	$1,286,188
Marketable securities and idle funds investments	—	—	3,693	9,067	13,301
Cash and cash equivalents	51,528	24,480	20,331	60,432	34,701
Interest receivable and other assets	38,725	37,123	37,638	46,406	16,054
Deferred financing costs, net of accumulated amortization	3,837	12,645	13,267	14,550	9,931
Deferred tax asset, net	—	9,125	4,003	—	—

Total assets	$2,265,395	$2,080,279	$1,878,928	$1,693,785	$1,360,175

Liabilities and net assets:
Credit facility	$64,000	$343,000	$291,000	$218,000	$237,000
SBIC debentures at fair value(1)	288,483	239,603	223,660	222,781	187,050
4.50% Notes due 2022	182,015	—	—	—	—
4.50% Notes due 2019	173,616	175,000	175,000	175,000	—
6.125% Notes	89,057	90,655	90,738	90,823	90,882
Accounts payable and other liabilities	20,168	14,205	12,292	10,701	10,549
Payable for securities purchased	40,716	2,184	2,311	14,773	27,088
Interest payable	5,273	4,103	3,959	4,848	2,556
Dividend payable	11,146	10,048	9,074	7,663	6,577
Deferred tax liability, net	10,553	—	—	9,214	5,940

Total liabilities	885,027	878,798	808,034	753,803	567,642
Total net asset value	1,380,368	1,201,481	1,070,894	939,982	792,533

Total liabilities and net assets	$2,265,395	$2,080,279	$1,878,928	$1,693,785	$1,360,175

Other data:
Weighted-average effective yield on LMM debt investments(2)(3)	12.0%	12.5%	12.2%	13.2%	14.7%
Number of LMM portfolio companies	70	73	71	66	62
Weighted-average effective yield on Middle Market debt investments(2)(3)	9.0%	8.5%	8.0%	7.8%	7.8%
Number of Middle Market portfolio companies	62	78	86	86	92
Weighted-average effective yield on Private Loan debt investments(2)(3)	9.2%	9.6%	9.5%	10.1%	11.3%
Number of Private Loan portfolio companies	54	46	40	31	15
Expense ratios (as percentage of average net assets):
Total expenses, including income tax expense	7.4%	5.5%	4.6%	5.8%	5.8%
Operating expenses	5.5%	5.6%	5.5%	5.1%	5.8%
Operating expenses, excluding interest expense	2.6%	2.6%	2.4%	2.4%	3.0%
Total investment return(4)	16.0%	37.4%	8.5%	–3.1%	16.7%
Total return based on change in NAV(5)	14.2%	13.0%	11.1%	12.7%	15.1%

(1)
SBIC debentures for December 31, 2017, 2016, 2015, 2014 and 2013 are $295,800, $240,000, $225,000, $225,000, and $200,200 at par, respectively, with par of $50,000 for December 31, 2017, $75,200 for December 31, 2016, 2015, 2014 and 2013 recorded at fair value of $48,608, $74,803, $73,860, $72,981 and $62,050, as of December 31, 2017, 2016, 2015, 2014 and 2013, respectively.

(2)
Weighted-average effective yield is calculated based on our debt investments at the end of each period and includes amortization of deferred debt origination fees and accretion of original issue discount, but excludes liquidation fees payable upon repayment and any debt investments on non-accrual status. The weighted-average annual effective yield is higher than what an investor in shares of our common stock will realize on its investment because it does not reflect any debt investments on non-accrual status, our expenses or any sales load paid by an investor. For information on our investments on non-accrual status, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio Asset Quality".

(3)
Including investments on non-accrual status, the weighted-average effective yield for LMM, Middle Market, and Private Loan debt investments was 11.1%, 9.0%, and 9.0%, respectively, as of December 31, 2017.

(4)
Total investment return is based on the purchase of stock at the current market price on the first day and a sale at the current market price on the last day of each period reported on the table and assumes reinvestment of dividends at prices obtained by our dividend reinvestment plan during the period. The return does not reflect any sales load that may be paid by an investor.

(5)
Total return is based on change in net asset value and was calculated using the sum of ending net asset value plus dividends to stockholders and other non-operating changes during the period, as divided by the beginning net asset value. Non-operating changes include any items that affect net asset value other than the net increase in net assets resulting from operations, such as the effects of stock offerings, shares issued under the DRIP and equity incentive plans and other miscellaneous items.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        The following discussion should be read in conjunction with our consolidated financial statements and the notes thereto included elsewhere in this prospectus.

        Statements we make in the following discussion which express a belief, expectation or intention, as well as those that are not historical fact, are forward-looking statements that are subject to risks, uncertainties and assumptions. Our actual results, performance or achievements, or industry results, could differ materially from those we express in the following discussion as a result of a variety of factors, including the risks and uncertainties we have referred to under the headings "Cautionary Statement Concerning Forward-Looking Statements" and "Risk Factors" in this prospectus.

ORGANIZATION

        Main Street Capital Corporation ("MSCC") is a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market ("LMM") companies and debt capital to middle market ("Middle Market") companies. The portfolio investments of MSCC and its consolidated subsidiaries are typically made to support management buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in a variety of industry sectors. MSCC seeks to partner with entrepreneurs, business owners and management teams and generally provides "one stop" financing alternatives within its LMM portfolio. MSCC and its consolidated subsidiaries invest primarily in secured debt investments, equity investments, warrants and other securities of LMM companies based in the United States and in secured debt investments of Middle Market companies generally headquartered in the United States.

        MSCC was formed in March 2007 to operate as an internally managed business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). MSCC wholly owns several investment funds, including Main Street Mezzanine Fund, LP ("MSMF"), Main Street Capital II, LP ("MSC II") and Main Street Capital III, LP ("MSC III" and, collectively with MSMF and MSC II, the "Funds"), and each of their general partners. The Funds are each licensed as a Small Business Investment Company ("SBIC") by the United States Small Business Administration ("SBA"). Because MSCC is internally managed, all of the executive officers and other employees are employed by MSCC. Therefore, MSCC does not pay any external investment advisory fees, but instead directly incurs the operating costs associated with employing investment and portfolio management professionals.

        MSC Adviser I, LLC (the "External Investment Manager") was formed in November 2013 as a wholly owned subsidiary of MSCC to provide investment management and other services to parties other than MSCC and its subsidiaries or their portfolio companies ("External Parties") and receives fee income for such services. MSCC has been granted no-action relief by the Securities and Exchange Commission ("SEC") to allow the External Investment Manager to register as a registered investment adviser under the Investment Advisers Act of 1940, as amended. Since the External Investment Manager conducts all of its investment management activities for External Parties, it is accounted for as a portfolio investment of MSCC and is not included as a consolidated subsidiary of MSCC in MSCC's consolidated financial statements.

        MSCC has elected to be treated for U.S. federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, MSCC generally will not pay corporate-level U.S. federal income taxes on any net ordinary taxable income or capital gains that it distributes to its stockholders.

        MSCC has certain direct and indirect wholly owned subsidiaries that have elected to be taxable entities (the "Taxable Subsidiaries"). The primary purpose of the Taxable Subsidiaries is to permit

MSCC to hold equity investments in portfolio companies which are "pass-through" entities for tax purposes.

        Unless otherwise noted or the context otherwise indicates, the terms "we," "us," "our," the "Company" and "Main Street" refer to MSCC and its consolidated subsidiaries, which include the Funds and the Taxable Subsidiaries.

OVERVIEW

        Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. Our LMM companies generally have annual revenues between $10 million and $150 million, and our LMM portfolio investments generally range in size from $5 million to $50 million. Our Middle Market investments are made in businesses that are generally larger in size than our LMM portfolio companies, with annual revenues typically between $150 million and $1.5 billion, and our Middle Market investments generally range in size from $3 million to $20 million. Our private loan ("Private Loan") portfolio investments are primarily debt securities in privately held companies which have been originated through strategic relationships with other investment funds on a collaborative basis. Private Loan investments are typically similar in size, structure, terms and conditions to investments we hold in our LMM portfolio and Middle Market portfolio.

        We seek to fill the financing gap for LMM businesses, which, historically, have had limited access to financing from commercial banks and other traditional sources. The underserved nature of the LMM creates the opportunity for us to meet the financing needs of LMM companies while also negotiating favorable transaction terms and equity participations. Our ability to invest across a company's capital structure, from secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing options, or a "one stop" financing solution. Providing customized, "one stop" financing solutions is important to LMM portfolio companies. We generally seek to partner directly with entrepreneurs, management teams and business owners in making our investments. Our LMM portfolio debt investments are generally secured by a first lien on the assets of the portfolio company and typically have a term of between five and seven years from the original investment date.

        Our Middle Market portfolio investments primarily consist of direct investments in or secondary purchases of interest-bearing debt securities in privately held companies that are generally larger in size than the companies included in our LMM portfolio. Our Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have an expected duration of between three and seven years from the original investment date.

        Our Private Loan portfolio investments are primarily debt securities in privately held companies which have been originated through strategic relationships with other investment funds on a collaborative basis, and are often referred to in the debt markets as "club deals." Private Loan investments are typically similar in size, structure, terms and conditions to investments we hold in our LMM portfolio and Middle Market portfolio. Our Private Loan portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have a term of between three and seven years from the original investment date.

        Our other portfolio ("Other Portfolio") investments primarily consist of investments which are not consistent with the typical profiles for our LMM, Middle Market or Private Loan portfolio investments, including investments which may be managed by third parties. In our Other Portfolio, we may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds.

        Our external asset management business is conducted through the External Investment Manager. The External Investment Manager earns management fees based on the assets of the funds under management and may earn incentive fees, or a carried interest, based on the performance of the funds managed. We have entered into an agreement with the External Investment Manager to share employees in connection with its asset management business generally, and specifically for its relationship with HMS Income Fund, Inc. ("HMS Income"). Through this agreement, we share employees with the External Investment Manager, including their related infrastructure, business relationships, management expertise and capital raising capabilities.

        The following tables provide a summary of our investments in the LMM, Middle Market and Private Loan portfolios as of December 31, 2017 and 2016 (this information excludes the Other Portfolio investments and the External Investment Manager which are discussed further below):

	As of December 31, 2017
	LMM(a)	Middle Market	Private Loan
	(dollars in millions)
Number of portfolio companies	70	62	54
Fair value	$948.2	$609.3	$467.5
Cost	$776.5	$629.7	$489.2
% of portfolio at cost—debt	67.1%	97.3%	93.6%
% of portfolio at cost—equity	32.9%	2.7%	6.4%
% of debt investments at cost secured by first priority lien	98.1%	90.5%	94.5%
Weighted-average annual effective yield(b)	12.0%	9.0%	9.2%
Average EBITDA(c)	$4.4	$78.3	$39.6

(a)
At December 31, 2017, we had equity ownership in approximately 97% of our LMM portfolio companies, and the average fully diluted equity ownership in those portfolio companies was approximately 39%.

(b)
The weighted average annual effective yields were computed using the effective interest rates for all debt investments at cost as of December 31, 2017, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments and any debt investments on non-accrual status. Weighted average annual effective yield is higher than what an investor in shares of our common stock will realize on its investment because it does not reflect our expenses or any sales load paid by an investor.

(c)
The average EBITDA is calculated using a simple average for the LMM portfolio and a weighted average for the Middle Market and Private Loan portfolios. These calculations exclude certain portfolio companies, including six LMM portfolio companies, one Middle Market portfolio company and three Private Loan portfolio companies, as EBITDA is not a meaningful valuation metric for our investments in these portfolio companies, and those portfolio companies whose primary purpose is to own real estate.

	As of December 31, 2016
	LMM(a)	Middle Market	Private Loan
	(dollars in millions)
Number of portfolio companies	73	78	46
Fair value	$892.6	$630.6	$342.9
Cost	$760.3	$646.8	$357.7
% of portfolio at cost—debt	69.1%	97.2%	93.5%
% of portfolio at cost—equity	30.9%	2.8%	6.5%
% of debt investments at cost secured by first priority lien	92.1%	89.1%	89.0%
Weighted-average annual effective yield(b)	12.5%	8.5%	9.6%
Average EBITDA(c)	$5.9	$98.6	$22.7

(a)
At December 31, 2016, we had equity ownership in approximately 99% of our LMM portfolio companies, and the average fully diluted equity ownership in those portfolio companies was approximately 36%.

(b)
The weighted-average annual effective yields were computed using the effective interest rates for all debt investments at cost as of December 31, 2016, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments and any debt investments on non-accrual status. The weighted-average annual effective yield is higher than what an investor in shares of our common stock will realize on its investment because it does not reflect our expenses or any sales load paid by an investor.

(c)
The average EBITDA is calculated using a simple average for the LMM portfolio and a weighted-average for the Middle Market and Private Loan portfolios. These calculations exclude certain portfolio companies, including five LMM portfolio companies, one Middle Market portfolio company and three Private Loan portfolio companies, as EBITDA is not a meaningful valuation metric for our investments in these portfolio companies.

        As of December 31, 2017, we had Other Portfolio investments in eleven companies, collectively totaling approximately $104.6 million in fair value and approximately $109.4 million in cost basis and which comprised approximately 4.8% of our Investment Portfolio (as defined in "—Critical Accounting Policies—Basis of Presentation" below) at fair value. As of December 31, 2016, we had Other Portfolio investments in ten companies, collectively totaling approximately $100.3 million in fair value and approximately $107.1 million in cost basis and which comprised approximately 5.0% of our Investment Portfolio at fair value.

        As previously discussed, the External Investment Manager is a wholly owned subsidiary that is treated as a portfolio investment. As of December 31, 2017, there was no cost basis in this investment and the investment had a fair value of approximately $41.8 million, which comprised approximately 1.9% of our Investment Portfolio at fair value. As of December 31, 2016, there was no cost basis in this investment and the investment had a fair value of approximately $30.6 million, which comprised approximately 1.5% of our Investment Portfolio at fair value.

        Our portfolio investments are generally made through MSCC and the Funds. MSCC and the Funds share the same investment strategies and criteria, although they are subject to different regulatory regimes. An investor's return in MSCC will depend, in part, on the Funds' investment returns as they are wholly owned subsidiaries of MSCC.

        The level of new portfolio investment activity will fluctuate from period to period based upon our view of the current economic fundamentals, our ability to identify new investment opportunities that meet our investment criteria, and our ability to consummate the identified opportunities. The level of new investment activity, and associated interest and fee income, will directly impact future investment income. In addition, the level of dividends paid by portfolio companies and the portion of our portfolio debt investments on non-accrual status will directly impact future investment income. While we intend to grow our portfolio and our investment income over the long term, our growth and our operating results may be more limited during depressed economic periods. However, we intend to appropriately manage our cost structure and liquidity position based on applicable economic conditions and our investment outlook. The level of realized gains or losses and unrealized appreciation or depreciation on our investments will also fluctuate depending upon portfolio activity, economic conditions and the performance of our individual portfolio companies. The changes in realized gains and losses and unrealized appreciation or depreciation could have a material impact on our operating results.

        Because we are internally managed, we do not pay any external investment advisory fees, but instead directly incur the operating costs associated with employing investment and portfolio management professionals. We believe that our internally managed structure provides us with a beneficial operating expense structure when compared to other publicly traded and privately held investment firms which are externally managed, and our internally managed structure allows us the opportunity to leverage our non-interest operating expenses as we grow our Investment Portfolio. For the years ended December 31, 2017 and 2016, the ratio of our total operating expenses, excluding interest expense and the non-recurring professional fees and other expenses discussed below, as a percentage of our quarterly average total assets was 1.5%. Including the effect of the non-recurring expenses, the ratio for the year ended December 31, 2017 was 1.6%.

        During May 2012, we entered into an investment sub-advisory agreement with HMS Adviser, LP ("HMS Adviser"), which is the investment advisor to HMS Income, a non-listed BDC, to provide certain investment advisory services to HMS Adviser. In December 2013, after obtaining required no-action relief from the SEC to allow us to own a registered investment adviser, we assigned the sub-advisory agreement to the External Investment Manager since the fees received from such arrangement could otherwise have negative consequences on our ability to meet the source-of-income requirement necessary for us to maintain our RIC tax treatment. Under the investment sub-advisory agreement, the External Investment Manager is entitled to 50% of the base management fee and the incentive fees earned by HMS Adviser under its advisory agreement with HMS Income. The External Investment Manager has conditionally agreed to waive a limited amount of the incentive fees otherwise earned. During the years ended December 31, 2017, 2016 and 2015, the External Investment Manager earned $10.9 million, $9.5 million, and $7.8 million, respectively, of management fees (net of fees waived, if any) under the sub-advisory agreement with HMS Adviser.

        During April 2014, we received an exemptive order from the SEC permitting co-investments by us and HMS Income in certain negotiated transactions where co-investing would otherwise be prohibited under the 1940 Act. We have made, and in the future intend to continue to make, such co-investments with HMS Income in accordance with the conditions of the order. The order requires, among other things, that we and the External Investment Manager consider whether each such investment opportunity is appropriate for HMS Income and, if it is appropriate, to propose an allocation of the investment opportunity between us and HMS Income. Because the External Investment Manager may receive performance-based fee compensation from HMS Income, this may provide it an incentive to allocate opportunities to HMS Income instead of us. However, both we and the External Investment Manager have policies and procedures in place to manage this conflict.

CRITICAL ACCOUNTING POLICIES

  Basis of Presentation

        Our consolidated financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"). For each of the periods presented herein, our consolidated financial statements include the accounts of MSCC and its consolidated subsidiaries. The Investment Portfolio, as used herein, refers to all of our investments in LMM portfolio companies, investments in Middle Market portfolio companies, Private Loan portfolio investments, Other Portfolio investments, and the investment in the External Investment Manager. Our results of operations and cash flows for the years ended December 31, 2017, 2016 and 2015 and financial position as of December 31, 2017 and 2016, are presented on a consolidated basis. The effects of all intercompany transactions between us and our consolidated subsidiaries have been eliminated in consolidation.

        We are an investment company following the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 946, Financial Services—Investment Companies ("ASC 946"). Under regulations pursuant to Article 6 of Regulation S-X applicable to BDCs and ASC 946, we are precluded from consolidating other entities in which we have equity investments, including those in which we have a controlling interest, unless the other entity is another investment company. An exception to this general principle in ASC 946 occurs if we hold a controlling interest in an operating company that provides all or substantially all of its services directly to us or to any of our portfolio companies. Accordingly, as noted above, our consolidated financial statements include the financial position and operating results for the Funds and the Taxable Subsidiaries. We have determined that all of our portfolio investments do not qualify for this exception, including the investment in the External Investment Manager. Therefore, our Investment Portfolio is carried on the consolidated balance sheet at fair value with any adjustments to fair value recognized as "Net Change in Unrealized Appreciation (Depreciation)" on the consolidated statements of operations until the investment is realized, usually upon exit, resulting in any gain or loss being recognized as a "Net Realized Gain (Loss)."

  Portfolio Investment Valuation

        The most significant determination inherent in the preparation of our consolidated financial statements is the valuation of our Investment Portfolio and the related amounts of unrealized appreciation and depreciation. As of both December 31, 2017 and 2016, our Investment Portfolio valued at fair value represented approximately 96% of our total assets. We are required to report our investments at fair value. We follow the provisions of Financial Accounting Standards Board ("FASB") ASC 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements. ASC 820 requires us to assume that the portfolio investment is to be sold in the principal market to independent market participants, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal market that are independent, knowledgeable and willing and able to transact. See "Note B.1.—Valuation of the Investment Portfolio" in the notes to consolidated financial statements for a detailed discussion of our investment portfolio valuation process and procedures.

        Due to the inherent uncertainty in the valuation process, our determination of fair value for our Investment Portfolio may differ materially from the values that would have been determined had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. We determine the fair value of each individual investment and record changes in fair value as unrealized appreciation or depreciation.

        Our Board of Directors has the final responsibility for overseeing, reviewing and approving, in good faith, our determination of the fair value for our Investment Portfolio and our valuation procedures, consistent with 1940 Act requirements. We believe our Investment Portfolio as of December 31, 2017 and 2016 approximates fair value as of those dates based on the markets in which we operate and other conditions in existence on those reporting dates.

  Revenue Recognition

  Interest and Dividend Income

        We record interest and dividend income on the accrual basis to the extent amounts are expected to be collected. Dividend income is recorded as dividends are declared by the portfolio company or at the point an obligation exists for the portfolio company to make a distribution. In accordance with our valuation policies, we evaluate accrued interest and dividend income periodically for collectability. When a loan or debt security becomes 90 days or more past due, and if we otherwise do not expect the debtor to be able to service all of its debt or other obligations, we will generally place the loan or debt security on non-accrual status and cease recognizing interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security's status significantly improves regarding the debtor's ability to service the debt or other obligations, or if a loan or debt security is sold or written off, we remove it from non-accrual status.

  Fee Income

        We may periodically provide services, including structuring and advisory services, to our portfolio companies or other third parties. For services that are separately identifiable and evidence exists to substantiate fair value, fee income is recognized as earned, which is generally when the investment or other applicable transaction closes. Fees received in connection with debt financing transactions for services that do not meet these criteria are treated as debt origination fees and are deferred and accreted into income over the life of the financing.

  Payment-in-Kind ("PIK") Interest and Cumulative Dividends

        We hold certain debt and preferred equity instruments in our Investment Portfolio that contain PIK interest and cumulative dividend provisions. The PIK interest, computed at the contractual rate specified in each debt agreement, is periodically added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest may be deferred until the time of debt principal repayment. Cumulative dividends are recorded as dividend income, and any dividends in arrears are added to the balance of the preferred equity investment. The actual collection of these dividends in arrears may be deferred until such time as the preferred equity is redeemed or sold. To maintain RIC tax treatment (as discussed below), these non-cash sources of income may need to be paid out to stockholders in the form of distributions, even though we may not have collected the PIK interest and cumulative dividends in cash. We stop accruing PIK interest and cumulative dividends and write off any accrued and uncollected interest and dividends in arrears when we determine that such PIK interest and dividends in arrears are no longer collectible. For the years ended December 31, 2017, 2016 and 2015, (i) approximately 2.4%, 3.6%, and 2.2%, respectively, of our total investment income was attributable to PIK interest income not paid currently in cash and (ii) approximately 1.6%, 1.2%, and 1.0%, respectively, of our total investment income was attributable to cumulative dividend income not paid currently in cash.

  Share-Based Compensation

        We account for our share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation—Stock Compensation. Accordingly, for restricted stock awards, we measure the grant date fair value based upon the market price of our common stock on the date of the grant and amortize the fair value of the awards as share-based compensation expense over the requisite service period, which is generally the vesting term.

  Income Taxes

        MSCC has elected to be treated for U.S. federal income tax purposes as a RIC. MSCC's taxable income includes the taxable income generated by MSCC and certain of its subsidiaries, including the Funds, which are treated as disregarded entities for tax purposes. As a RIC, MSCC generally will not pay corporate-level U.S. federal income taxes on any net ordinary taxable income or capital gains that MSCC distributes to its stockholders. MSCC must generally distribute at least 90% of its "investment company taxable income" (which is generally its net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses) and 90% of its tax-exempt income to maintain its RIC status (pass-through tax treatment for amounts distributed). As part of maintaining RIC status, undistributed taxable income (subject to a 4% non-deductible U.S. federal excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared on or prior to the later of (i) filing of the U.S. federal income tax return for the applicable fiscal year or (ii) the fifteenth day of the ninth month following the close of the year in which such taxable income was generated.

        The Taxable Subsidiaries primarily hold certain portfolio investments for us. The Taxable Subsidiaries permit us to hold equity investments in portfolio companies which are "pass-through" entities for tax purposes and to continue to comply with the "source-of-income" requirements contained in the RIC tax provisions of the Code. The Taxable Subsidiaries are consolidated with us for U.S. GAAP financial reporting purposes, and the portfolio investments held by the Taxable Subsidiaries are included in our consolidated financial statements as portfolio investments and recorded at fair value. The Taxable Subsidiaries are not consolidated with MSCC for income tax purposes and may generate income tax expense, or benefit, and tax assets and liabilities, as a result of their ownership of certain portfolio investments. The taxable income, or loss, of the Taxable Subsidiaries may differ from their book income, or loss, due to temporary book and tax timing differences and permanent differences. The Taxable Subsidiaries are each taxed at their normal corporate tax rates based on their taxable income. The income tax expense, or benefit, if any, and the related tax assets and liabilities, of the Taxable Subsidiaries are reflected in our consolidated financial statements.

        The External Investment Manager is an indirect wholly owned subsidiary of MSCC owned through a Taxable Subsidiary and is a disregarded entity for tax purposes. The External Investment Manager has entered into a tax sharing agreement with its Taxable Subsidiary owner. Since the External Investment Manager is accounted for as a portfolio investment of MSCC and is not included as a consolidated subsidiary of MSCC in MSCC's consolidated financial statements, and as a result of the tax sharing agreement with its Taxable Subsidiary owner, for its stand-alone financial reporting purposes the External Investment Manager is treated as if it is taxed at normal corporate tax rates based on its taxable income and, as a result of its activities, may generate income tax expense or benefit. The income tax expense, or benefit, if any, and the related tax assets and liabilities, of the External Investment Manager are reflected in the External Investment Manager's separate financial statements.

        In December 2017, the "Tax Cuts and Jobs Act" legislation was enacted. The Tax Cuts and Jobs Act includes significant changes to the U.S. corporate tax system, including a U.S. Federal corporate income tax rate reduction from 35% to 21% and other changes. ASC 740, Income Taxes, requires the effects of changes in tax rates and laws on deferred tax balances to be recognized in the period in which the legislation was enacted. As such, we have accounted for the tax effects as a result of the enactment of the Tax Cuts and Jobs Act as of December 31, 2017.

        The Taxable Subsidiaries and the External Investment Manager use the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the consolidated financial statements, using statutory tax rates in effect for the year in which the temporary differences are expected to reverse. A valuation allowance is provided, if necessary, against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

        Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. Taxable income generally excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

INVESTMENT PORTFOLIO COMPOSITION

        Our LMM portfolio investments primarily consist of secured debt, equity warrants and direct equity investments in privately held, LMM companies based in the United States. Our LMM portfolio companies generally have annual revenues between $10 million and $150 million, and our LMM investments generally range in size from $5 million to $50 million. The LMM debt investments are typically secured by either a first or second priority lien on the assets of the portfolio company, generally bear interest at fixed rates, and generally have a term of between five and seven years from the original investment date. In most LMM portfolio companies, we receive nominally priced equity warrants and/or make direct equity investments in connection with a debt investment.

        Our Middle Market portfolio investments primarily consist of direct investments in or secondary purchases of interest-bearing debt securities in privately held companies based in the United States that are generally larger in size than the companies included in our LMM portfolio. Our Middle Market portfolio companies generally have annual revenues between $150 million and $1.5 billion, and our Middle Market investments generally range in size from $3 million to $20 million. Our Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have a term of between three and seven years from the original investment date.

        Our Private Loan portfolio investments are primarily debt securities in privately held companies which have been originated through strategic relationships with other investment funds on a collaborative basis, and are often referred to in the debt markets as "club deals." Private Loan investments are typically similar in size, structure, terms and conditions to investments we hold in our LMM portfolio and Middle Market portfolio. Our Private Loan portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have a term of between three and seven years from the original investment date.

        Our Other Portfolio investments primarily consist of investments which are not consistent with the typical profiles for LMM, Middle Market and Private Loan portfolio investments, including investments which may be managed by third parties. In the Other Portfolio, we may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds.

        Our external asset management business is conducted through the External Investment Manager. The External Investment Manager earns management fees based on the assets of the funds under management and may earn incentive fees, or a carried interest, based on the performance of the funds managed. We have entered into an agreement with the External Investment Manager to share employees in connection with its asset management business generally, and specifically for its relationship with HMS Income. Through this agreement, we share employees with the External Investment Manager, including their related infrastructure, business relationships, management expertise and capital raising capabilities, and we allocate the related expenses to the External Investment Manager pursuant to the sharing agreement. Our total expenses for the years ended December 31, 2017, 2016 and 2015 are net of expenses allocated to the External Investment Manager of $6.4 million, $5.1 million, and $4.3 million, respectively. The External Investment Manager earns management fees based on the assets of the funds under management and may earn incentive fees, or a carried interest, based on the performance of the funds managed. The total contribution of the External Investment Manager to our net investment income consists of the combination of the expenses allocated to the External Investment Manager and the dividend income received from the External Investment Manager. For the years ended December 31, 2017, 2016 and 2015, the total contribution to our net investment income was $9.4 million, $7.9 million, and $6.5 million, respectively.

        The following tables summarize the composition of our total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments at cost and fair value by type of investment as a percentage of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments as of December 31, 2017 and 2016 (this information excludes the Other Portfolio investments and the External Investment Manager).

Cost:	December 31, 2017	December 31, 2016
First lien debt	79.0%	76.1%
Equity	15.3%	14.5%
Second lien debt	4.5%	7.7%
Equity warrants	0.7%	1.1%
Other	0.5%	0.6%

	100.0%	100.0%

Fair Value:	December 31, 2017	December 31, 2016
First lien debt	70.5%	68.7%
Equity	24.4%	22.6%
Second lien debt	4.1%	7.2%
Equity warrants	0.6%	0.9%
Other	0.4%	0.6%

	100.0%	100.0%

        Our LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments carry a number of risks including: (1) investing in companies which may have limited operating histories and financial resources; (2) holding investments that generally are not publicly traded and which may be subject to legal and other restrictions on resale; and (3) other risks common to investing in below investment grade debt and equity investments in our Investment Portfolio. Please see "Risk Factors—Risks Related to Our Investments" for a more complete discussion of the risks involved with investing in our Investment Portfolio.

PORTFOLIO ASSET QUALITY

        We utilize an internally developed investment rating system to rate the performance of each LMM portfolio company and to monitor our expected level of returns on each of our LMM investments in relation to our expectations for the portfolio company. The investment rating system takes into consideration various factors, including each investment's expected level of returns, the collectability of our debt investments and the ability to receive a return of the invested capital in our equity investments, comparisons to competitors and other industry participants, the portfolio company's future outlook and other factors that are deemed to be significant to the portfolio company.

  •
  Investment Rating 1 represents a LMM portfolio company that is performing in a manner which significantly exceeds expectations.

  •
  Investment Rating 2 represents a LMM portfolio company that, in general, is performing above expectations.

  •
  Investment Rating 3 represents a LMM portfolio company that is generally performing in accordance with expectations.

  •
  Investment Rating 4 represents a LMM portfolio company that is underperforming expectations. Investments with such a rating require increased monitoring and scrutiny by us.

  •
  Investment Rating 5 represents a LMM portfolio company that is significantly underperforming. Investments with such a rating require heightened levels of monitoring and scrutiny by us and involve the recognition of significant unrealized depreciation on such investment.

        All new LMM portfolio investments receive an initial Investment Rating of 3.

        The following table shows the distribution of our LMM portfolio investments on the 1 to 5 investment rating scale at fair value as of December 31, 2017 and 2016:

	As of December 31, 2017		As of December 31, 2016
Investment Rating	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	(dollars in thousands)
1	$276,401	29.1%	$253,420	28.4%
2	$251,114	26.5%	258,085	28.9%
3	$342,881	36.2%	294,807	33.0%
4	$65,737	6.9%	75,433	8.5%
5	$12,063	1.3%	10,847	1.2%

Total	$948,196	100.0%	$892,592	100.0%

        Based upon our investment rating system, the weighted-average rating of our LMM portfolio was approximately 2.2 and 2.3 as of December 31, 2017 and 2016, respectively.

        As of December 31, 2017, our total Investment Portfolio had five investments on non-accrual status, which comprised approximately 0.2% of its fair value and 2.3% of its cost. As of December 31, 2016, our total Investment Portfolio had four investments on non-accrual status, which comprised approximately 0.6% of its fair value and 3.0% of its cost.

        The operating results of our portfolio companies are impacted by changes in the broader fundamentals of the United States economy. In the event that the United States economy contracts, it is likely that the financial results of small to mid-sized companies, like those in which we invest, could experience deterioration or limited growth from current levels, which could ultimately lead to difficulty in meeting their debt service requirements, to an increase in defaults on our debt investments or in realized losses on our investments and to difficulty in maintaining historical dividend payment rates and unrealized appreciation on our equity investments. Consequently, we can provide no assurance that the performance of certain portfolio companies will not be negatively impacted by economic cycles or other conditions, which could also have a negative impact on our future results.

DISCUSSION AND ANALYSIS OF RESULTS OF OPERATIONS

  Comparison of the year ended December 31, 2017 and 2016

	Twelve Months Ended December 31,		Net Change
	2017	2016	Amount	%
	(dollars in thousands)
Total investment income	$205,741	$178,339	$27,402	15%
Total expenses	(70,370)	(62,537)	(7,833)	13%

Net investment income	135,371	115,802	19,569	17%
Net realized gain from investments	16,182	29,389	(13,207)
Net realized loss from SBIC debentures	(5,217)	—	(5,217)
Net change in net unrealized appreciation (depreciation) from:
Portfolio investments	42,545	(8,305)	50,850
SBIC debentures and marketable securities and idle funds	6,212	786	5,426

Total net change in net unrealized appreciation (depreciation)	48,757	(7,519)	56,276
Income tax benefit (provision)	(24,471)	1,227	(25,698)

Net increase in net assets resulting from operations	$170,622	$138,899	$31,723	23%

	Twelve Months Ended December 31,		Net Change
	2017	2016	Amount	%
	(dollars in thousands, except per share amounts)
Net investment income	$135,371	$115,802	$19,569	17%
Share-based compensation expense	10,027	8,304	1,723	21%

Distributable net investment income(a)	$145,398	$124,106	$21,292	17%

Net investment income per share—Basic and diluted	$2.39	$2.23	$0.16	7%

Distributable net investment income per share—Basic and diluted(a)	$2.56	$2.39	$0.17	7%

(a)
Distributable net investment income is net investment income as determined in accordance with U.S. GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. We believe presenting distributable net investment income and related per share amounts is useful and appropriate supplemental disclosure of information for analyzing our financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income is a non-U.S. GAAP measure and should not be considered as a replacement to net investment income and other earnings measures presented in accordance with U.S. GAAP. Instead, distributable net investment income should be reviewed only in connection with such U.S. GAAP measures in analyzing our financial performance. A reconciliation of net investment income in accordance with U.S. GAAP to distributable net investment income is presented in the table above.

  Investment Income

        For the year ended December 31, 2017, total investment income was $205.7 million, a 15% increase over the $178.3 million of total investment income for the corresponding period of 2016. This comparable period increase was principally attributable to (i) a $23.2 million increase in interest income primarily related to higher average levels of portfolio debt investments and increased activities involving existing Investment Portfolio debt investments, (ii) a $2.5 million increase in dividend income from Investment Portfolio equity investments and (iii) a $1.8 million increase in fee income. The $27.4 million increase in total investment income in the year ended December 31, 2017 includes (i) an increase of $6.7 million related to higher accelerated prepayment, repricing and other activity for certain portfolio debt investments when compared to the same period in 2016, (ii) an increase of $2.7 million related to interest income activity from portfolio companies that is considered to be less consistent on a recurring basis or non-recurring during the period when compared to the same period in 2016 and (iii) includes $1.7 million related to dividend income activity from portfolio companies that is considered to be less consistent on a recurring basis or non-recurring which is consistent with the amount from such dividend income activity in the same period in 2016.

  Expenses

        For the year ended December 31, 2017, total expenses increased to $70.4 million from $62.5 million for the corresponding period of 2016. This comparable period increase in operating expenses was principally attributable to (i) a $2.8 million increase in interest expense, primarily due to (a) an increase of $1.4 million on the Credit Facility due to the higher average interest rate during 2017, (b) a $0.9 million increase as a result of the issuance of our 4.50% Notes due 2022 in November 2017 and (c) a $0.5 million increase on the SBIC debentures due to the higher average balance as compared to 2016, (ii) a $2.4 million increase in general and administrative expenses, including approximately $0.6 million related to non-recurring professional fees and other expenses incurred on certain potential new portfolio investment opportunities which were terminated during the due diligence and legal documentation processes, (iii) a $2.2 million increase in compensation expense related to increases in the number of personnel, base compensation levels and incentive compensation accruals and (iv) a $1.7 million increase in share-based compensation expense, with these increases partially offset by a $1.3 million increase in the expenses allocated to the External Investment Manager, in each case when compared to the same period in the prior year. For the years ended December 31, 2017 and 2016, the ratio of our total operating expenses, excluding interest expense and the non-recurring professional fees and other expenses discussed above as a percentage of our quarterly average total assets was 1.5%. Including the effect of the non-recurring expenses, the ratio for the year ended December 31, 2017 was 1.6%.

  Net Investment Income

        Net investment income for the year ended December 31, 2017 was $135.4 million, or a 17% increase, compared to net investment income of $115.8 million for the corresponding period of 2016. The increase in net investment income was principally attributable to the increase in total investment income, partially offset by higher operating expenses both as discussed above.

  Distributable Net Investment Income

        For the year ended December 31, 2017, distributable net investment income increased 17% to $145.4 million, or $2.56 per share, compared with $124.1 million, or $2.39 per share in 2016. The increase in distributable net investment income was primarily due to the higher level of total investment income, partially offset by higher operating expenses both as discussed above. Distributable net investment income on a per share basis for the year ended December 31, 2017 reflects an (i) increase of approximately $0.16 per share from the comparable period in 2016 attributable to the net increase in the comparable levels of accelerated prepayment, repricing and other, unusual activity for certain Investment Portfolio debt investments and (ii) a greater number of average shares outstanding compared to the corresponding period in 2016 primarily due to shares issued through the ATM Program (as defined in "—Liquidity and Capital Resources—Capital Resources" below), shares issued pursuant to our equity incentive plans and shares issued pursuant to our dividend reinvestment plan.

  Net Increase in Net Assets Resulting from Operations

        The net increase in net assets resulting from operations during the year ended December 31, 2017 was $170.6 million, or $3.01 per share, compared with $138.9 million, or $2.67 per share, during the year ended December 31, 2016. This $31.7 million increase from the prior year was primarily the result of (i) a $56.3 million improvement in net change in unrealized appreciation (depreciation) from portfolio investments and SBIC debentures, including the impact of accounting reversals relating to realized gains/income (losses), from net unrealized depreciation of $7.5 million for the year ended December 31, 2016 to net unrealized appreciation of $48.8 million for the year ended December 31, 2017, which includes the impact of approximately $15.0 million of unrealized appreciation in the LMM equity portfolio related to the enactment of the Tax Cuts and Jobs Act (see further discussion above in "—Critical Accounting Policies—Income Taxes") and (ii) a $19.6 million increase in net investment income as discussed above, with these increases partially offset by (i) a $25.7 million change in the income tax benefit (provision) from an income tax benefit of $1.2 million for the year ended December 31, 2016 to an income tax provision of $24.5 million for the year ended December 31, 2017, (ii) a $13.2 million decrease in the net realized gain from investments to a total net realized gain from investments of $16.2 million for the year ended December 31, 2017 and (iii) a $5.2 million realized loss on the repayment of SBIC debentures outstanding at MSC II which had previously been accounted for on the fair value method of accounting. The net realized gain from investments of $16.2 million for the year ended December 31, 2017 was primarily the result of (i) the net realized gain of $11.8 million resulting from gains on the exits of five LMM investments and losses on the exits of four LMM investments, (ii) realized gains of $9.3 million due to activity in our Other Portfolio, (iii) net realized gains of $3.0 million in our Private Loan portfolio resulting from gains on the exits of two Private Loan investments and a loss on the restructure of a Private Loan investment, (iv) realized gains of $2.1 million related to other activity in the LMM portfolio and (v) the net realized loss of $9.8 million in our Middle Market portfolio, which is primarily the result of (a) realized losses of $7.9 million on the exits of two Middle Market investments and (b) the realized loss of $3.5 million on the restructure of a Middle Market investment, with these changes partially offset by $1.5 million of net realized gains on other activity in our Middle Market portfolio. The realized loss of $5.2 million on the repayment of SBIC debentures is related to the previously recognized bargain purchase gain resulting from recording the MSC II debentures at fair value on the date of the acquisition of the majority of the equity interests of MSC II in 2010. The effect of the realized loss is offset by the reversal of all previously recognized unrealized depreciation on these SBIC debentures due to fair value adjustments since the date of the acquisition.

        The following table provides a summary of the total net unrealized appreciation of $48.8 million for the year ended December 31, 2017:

	Twelve Months Ended December 31, 2017
	LMM(a)	Middle Market	Private Loan	Other(b)	Total
	(dollars in millions)
Accounting reversals of net unrealized (appreciation) depreciation recognized in prior periods due to net realized (gains)/(income) losses recognized during the current period	$(11.1)	$5.6	$(3.1)	$(8.1)	$(16.7)
Net change in unrealized appreciation (depreciation) relating to portfolio investments	50.6	(9.6)	(3.1)	21.4	59.3

Total net change in unrealized appreciation (depreciation) relating to portfolio investments	$39.5	$(4.0)	$(6.2)	$13.3	$42.6

Unrealized appreciation relating to SBIC debentures(c)					6.2

Total net change in unrealized appreciation					$48.8

(a)
LMM includes unrealized appreciation on 39 LMM portfolio investments and unrealized depreciation on 25 LMM portfolio investments.

(b)
Other includes $11.2 million of unrealized appreciation relating to the External Investment Manager and $10.2 million of net unrealized appreciation relating to the Other Portfolio.

(c)
Relates to unrealized appreciation on the SBIC debentures held by MSC II which are accounted for on a fair value basis and includes $6.0 million of accounting reversals resulting from the reversal of previously recognized unrealized depreciation recorded since the date of acquisition of MSC II on the debentures repaid due to fair value adjustments since such date and $0.2 million of current period unrealized appreciation on the remaining SBIC debentures.

        The income tax provision for the year ended December 31, 2017 of $24.5 million principally consisted of a deferred tax provision of $19.3 million, which is primarily the result of the net activity relating to our portfolio investments held in our Taxable Subsidiaries, including changes in loss carryforwards, changes in net unrealized appreciation/depreciation and other temporary book-tax differences, and other current tax expense of $5.2 million related to (i) a $1.9 million accrual for excise tax on our estimated undistributed taxable income and (ii) current tax expense of $3.3 million related to accruals for U.S. federal and state income taxes.

  Comparison of the years ended December 31, 2016 and 2015

	Twelve Months Ended December 31,		Net Change
	2016	2015	Amount	%
	(dollars in thousands)
Total investment income	$178,339	$164,589	$13,750	8%
Total expenses	(62,537)	(57,515)	(5,022)	9%

Net investment income	115,802	107,074	8,728	8%
Net realized gain (loss) from investments	29,389	(21,316)	50,705
Net change in net unrealized appreciation (depreciation) from:
Portfolio investments	(8,305)	11,048	(19,353)
SBIC debentures and marketable securities and idle funds	786	(1,056)	1,842

Total net change in net unrealized appreciation (depreciation)	(7,519)	9,992	(17,511)
Income tax benefit	1,227	8,687	(7,460)

Net increase in net assets resulting from operations	$138,899	$104,437	$34,462	33%

	Twelve Months Ended December 31,		Net Change
	2016	2015	Amount	%
	(dollars in thousands, except per share amounts)
Net investment income	$115,802	$107,074	$8,728	8%
Share-based compensation expense	8,304	6,262	2,042	33%

Distributable net investment income(a)	$124,106	$113,336	$10,770	10%

Net investment income per share—Basic and diluted	$2.23	$2.18	$0.05	2%

Distributable net investment income per share—Basic and diluted(a)	$2.39	$2.31	$0.08	3%

(a)
Distributable net investment income is net investment income as determined in accordance with U.S. GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. We believe presenting distributable net investment income and related per share amounts is useful and appropriate supplemental disclosure of information for analyzing our financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income is a non-U.S. GAAP measure and should not be considered as a replacement to net investment income and other earnings measures presented in accordance with U.S. GAAP. Instead, distributable net investment income should be reviewed only in connection with such U.S. GAAP measures in analyzing our financial performance. A reconciliation of net investment income in accordance with U.S. GAAP to distributable net investment income is presented in the table above.

  Investment Income

        For the year ended December 31, 2016, total investment income was $178.3 million, an 8% increase over the $164.6 million of total investment income for the corresponding period of 2015. This comparable period increase was principally attributable to (i) a $7.4 million increase in interest income primarily related to higher average levels of portfolio debt investments and (ii) a $7.9 million increase in dividend income from Investment Portfolio equity investments, partially offset by (i) a $0.7 million decrease in fee income and (ii) a $0.8 million decrease in investment income from Marketable securities and idle funds investments (as defined below). The $13.8 million increase in total investment income in the year ended December 31, 2016 includes an increase of $1.7 million related to dividend income activity from portfolio companies that is considered to be less consistent on a recurring basis or non-recurring during the period when compared to the same period in 2015, partially offset by a decrease of $0.4 million primarily related to lower accelerated prepayment and repricing activity for certain Investment Portfolio debt investments when compared to the same period in 2015.

  Expenses

        For the year ended December 31, 2016, total expenses increased to $62.5 million from $57.5 million for the corresponding period of 2015. This comparable period increase in operating expenses was principally attributable to (i) a $2.0 million increase in share-based compensation expense, (ii) a $1.6 million increase in compensation expense related to increases in the number of personnel, base compensation levels and incentive compensation accruals, (iii) a $1.5 million increase in interest expense, primarily due to an increase in interest expense on the Credit Facility due to the higher average interest rate and balance outstanding in the year ended December 31, 2016 and (iv) a $0.7 million increase in general and administrative expenses, with these increases partially offset by a $0.8 million increase in the expenses allocated to the External Investment Manager, in each case when compared to the same period in the prior year. For the year ended December 31, 2016, the ratio of our total operating expenses, excluding interest expense, as a percentage of our quarterly average total assets was 1.5% compared to 1.4% for the year ended December 31, 2015.

  Net Investment Income

        Net investment income for the year ended December 31, 2016 was $115.8 million, or an 8% increase, compared to net investment income of $107.1 million for the corresponding period of 2015. The increase in net investment income was principally attributable to the increase in total investment income, partially offset by higher operating expenses as discussed above.

  Distributable Net Investment Income

        For the year ended December 31, 2016, distributable net investment income increased 10% to $124.1 million, or $2.39 per share, compared with $113.3 million, or $2.31 per share, in the corresponding period of 2015. The increase in distributable net investment income was primarily due to the higher level of total investment income, partially offset by higher operating expenses both as discussed above. Distributable net investment income on a per share basis for the year ended December 31, 2016 reflects an increase of approximately $0.03 per share from the comparable period in 2015 attributable to the increase in dividend income that is considered to be less consistent on a recurring basis or non-recurring, partially offset by (i) a decrease of approximately $0.01 per share from the comparable period in 2015 attributable to the net decrease in the comparable levels of accelerated prepayment, repricing and other activity for certain Investment Portfolio debt investments and (ii) a greater number of average shares outstanding compared to the corresponding period in 2015 primarily due to the March 2015 equity offering, shares issued through the ATM Program (as defined in "—Liquidity and Capital Resources—Capital Resources" below) and shares issued pursuant to our restricted stock plan and dividend reinvestment plan.

  Net Increase in Net Assets Resulting from Operations

        The net increase in net assets resulting from operations during the year ended December 31, 2016 was $138.9 million, or $2.67 per share, compared with $104.4 million, or $2.13 per share, during the year ended December 31, 2015. This $34.5 million increase from the same period in the prior year period was primarily the result of (i) a $50.7 million increase in the net realized gain (loss) from investments from a net realized loss of $21.3 million during the year ended December 31, 2015 to a net realized gain of $29.4 million for the year ended December 31, 2016 and (ii) an $8.7 million increase in net investment income as discussed above, partially offset by (i) a $17.5 million decrease in net change in unrealized appreciation (depreciation), including accounting reversals relating to the realized gains (losses), from net unrealized appreciation of $10.0 million for the year ended December 31, 2015 to net unrealized depreciation of $7.5 million for the year ended December 31, 2016 and (ii) a $7.5 million decrease in the income tax benefit from the same period in the prior year. The net realized gain of $29.4 million for the year ended December 31, 2016 was primarily the result of (i) the net realized gain of $57.5 million on the exit five LMM investments and (ii) the net realized gain of $4.2 million due to activity in our Other Portfolio, partially offset by (i) the realized loss of $9.6 million on the exit of three Private Loan investments, (ii) the realized loss of $17.0 million related to the restructuring of five Middle Market investments, (iii) the net realized loss of $4.7 million on the exit of two Middle Market investments and (iv) the realized loss of $1.6 million on the exit of a Marketable securities and idle funds investment.

        The following table provides a summary of the total net unrealized depreciation of $7.5 million for the year ended December 31, 2016:

	Twelve Months Ended December 31, 2016
	LMM(a)	Middle Market	Private Loan	Other(b)	Total
	(dollars in millions)
Accounting reversals of net unrealized (appreciation) depreciation recognized in prior periods due to net realized (gains)/losses recognized during period	$(53.1)	$25.7	$9.5	$(3.5)	$(21.4)
Net change in unrealized appreciation (depreciation) relating to portfolio investments	8.2	8.4	(4.0)	0.5	13.1

Total net change in unrealized appreciation (depreciation) relating to portfolio investments	$(44.9)	$34.1	$5.5	$(3.0)	$(8.3)

Net change in unrealized appreciation relating to marketable securities					1.7
Unrealized depreciation relating to SBIC debentures(c)					(0.9)

Total net change in unrealized appreciation (depreciation)					$(7.5)

(a)
LMM includes unrealized appreciation on 31 LMM portfolio investments and unrealized depreciation on 27 LMM portfolio investments.

(b)
Other includes $3.3 million of unrealized appreciation relating to the External Investment Manager offset by $2.8 million of net unrealized depreciation relating to the Other Portfolio.

(c)
Relates to unrealized depreciation on the SBIC debentures held by MSC II which are accounted for on a fair value basis.

        The income tax benefit for the year ended December 31, 2016 of $1.2 million principally consisted of a deferred tax benefit of $3.3 million, which is primarily the result of the net activity relating to our portfolio investments held in our Taxable Subsidiaries, including changes in loss carryforwards, changes in net unrealized appreciation/depreciation and other temporary book-tax differences, partially offset by other current tax expense related to (i) a $1.7 million accrual for excise tax on our estimated undistributed taxable income and (ii) other current tax expense of $0.4 million related to accruals for U.S. federal and state income taxes.

  Liquidity and Capital Resources

  Cash Flows

        For the year ended December 31, 2017, we experienced a net increase in cash and cash equivalents in the amount of approximately $27.0 million, which is the result of approximately $72.9 million of cash provided by our operating activities and approximately $45.9 million of cash used in financing activities.

        During the period, $72.9 million of cash was provided by our operating activities, which resulted primarily from (i) cash flows we generated from the operating profits earned through our operating activities totaling $123.1 million, which is our $145.4 million of distributable net investment income, excluding the non-cash effects of the accretion of unearned income of $17.0 million, payment-in-kind interest income of $4.9 million, cumulative dividends of $3.2 million and the amortization expense for deferred financing costs of $2.8 million, (ii) cash uses totaling $876.7 million for the funding of new portfolio company investments and settlement of accruals for portfolio investments existing as of December 31, 2016, and (iii) cash proceeds totaling $826.5 million from (a) $819.4 million in cash proceeds from the sales and repayments of debt investments and sales of and return on capital of equity investments, (b) $4.5 million related to decreases in other assets and (c) $2.6 million related to increases in payables and accruals.

        During the year ended December 31, 2017, $45.9 million in cash was used in financing activities, which principally consisted of (i) $150.9 million in net cash proceeds from the ATM Program (described below), (ii) $185.0 million in cash proceeds from the issuance of 4.50% Notes due 2022 in November 2017 and (iii) $81.0 million in cash proceeds from issuance of SBIC debentures, partially offset by (i) $279.0 million in net repayments on the Credit Facility, (ii) $148.4 million in cash dividends paid to stockholders, (iii) $25.2 million in repayment of SBIC debentures, (iv) $4.4 million for purchases of vested restricted stock from employees to satisfy their tax withholding requirements upon the vesting of such restricted stock and (v) $5.9 million for payment of deferred debt issuance costs, SBIC debenture fees and other costs.

        For the year ended December 31, 2016, we experienced a net increase in cash and cash equivalents in the amount of approximately $4.1 million, which is the result of approximately $42.7 million of cash used by our operating activities and approximately $46.9 million of cash provided by financing activities.

        During the period, we used $42.7 million of cash from our operating activities, which resulted primarily from (i) cash flows we generated from the operating profits earned through our operating activities totaling $107.8 million, which is our $124.1 million of distributable net investment income, excluding the non-cash effects of the accretion of unearned income of $10.2 million, payment-in-kind interest income of $6.5 million, cumulative dividends of $2.2 million and the amortization expense for deferred financing costs of $2.6 million, (ii) cash uses totaling $641.7 million which primarily resulted from (a) the funding of new portfolio company investments and settlement of accruals for portfolio investments existing as of December 31, 2015, which collectively total $641.2 million, and (b) $0.5 million from the purchase of Marketable securities and idle funds investments and (iii) cash proceeds totaling $491.2 million from (a) $486.2 million in cash proceeds from the sales and repayments of debt investments and sales of and return on capital of equity investments and (b) $4.3 million of cash proceeds from the sale of Marketable securities and idle funds investments and (c) $0.7 million related to increases in payables and accruals.

        During the year ended December 31, 2016, $46.9 million in cash was provided by financing activities, which principally consisted of (i) $112.0 million in net cash proceeds from the ATM Program (described below), (ii) $52.0 million in net cash proceeds from the Credit Facility and (iii) $15.0 million in cash proceeds from issuance of SBIC debentures, partially offset by (i) $127.5 million in cash dividends paid to stockholders, (ii) $2.6 million for purchases of vested restricted stock from employees to satisfy their tax withholding requirements upon the vesting of such restricted stock and (iii) $2.0 million for payment of deferred loan costs, SBIC debenture fees and other costs.

  Capital Resources

        As of December 31, 2017, we had $51.5 million in cash and cash equivalents and $521.0 million of unused capacity under the Credit Facility, which we maintain to support our investment and operating activities. As of December 31, 2017, our net asset value totaled $1,380.4 million, or $23.53 per share.

        The Credit Facility was amended in September 2017 to increase the total commitments to $585.0 million from a diversified group of fifteen lenders. The Credit Facility matures in September 2021 and contains an accordion feature which allows us to increase the total commitments under the facility to up to $750.0 million from new and existing lenders on the same terms and conditions as the existing commitments.

        Borrowings under the Credit Facility bear interest, subject to our election, on a per annum basis at a rate equal to the applicable LIBOR rate (1.56% as of December 31, 2017) plus (i) 1.875% (or the applicable base rate (Prime Rate of 4.50% as of December 31, 2017) plus 0.875%) as long as we maintain an investment grade rating and meet certain agreed upon excess collateral and maximum leverage requirements, (ii) 2.0% (or the applicable base rate plus 1.0%) if we maintain an investment grade rating but do not meet certain excess collateral and maximum leverage requirements or (iii) 2.25% (or the applicable base rate plus 1.25%) if we do not maintain an investment grade rating. We pay unused commitment fees of 0.25% per annum on the unused lender commitments under the Credit Facility. The Credit Facility is secured by a first lien on the assets of MSCC and its subsidiaries, excluding the equity ownership or assets of the Funds and the External Investment Manager. The Credit Facility contains certain affirmative and negative covenants, including but not limited to: (i) maintaining a minimum availability of at least 10% of the borrowing base, (ii) maintaining an interest coverage ratio of at least 2.0 to 1.0, (iii) maintaining an asset coverage ratio of at least 1.5 to 1.0 and (iv) maintaining a minimum tangible net worth. The Credit Facility is provided on a revolving basis through its final maturity date in September 2021, and contains two, one-year extension options which could extend the final maturity by up to two years, subject to certain conditions, including lender approval. As of December 31, 2017, we had $64.0 million in borrowings outstanding under the Credit Facility, the interest rate on the Credit Facility was 3.2% and we were in compliance with all financial covenants of the Credit Facility.

        Through the Funds, we have the ability to issue SBIC debentures guaranteed by the SBA at favorable interest rates and favorable terms and conditions up to a maximum amount of $350.0 million. During the year ended December 31, 2017, we issued $81.0 million of SBIC debentures and opportunistically prepaid $25.2 million of our existing SBIC debentures as part of an effort to manage the maturity dates of our oldest SBIC debentures, leaving $54.2 million of remaining capacity under our SBIC licenses. Debentures guaranteed by the SBA have fixed interest rates that equal prevailing 10-year Treasury Note rates plus a market spread and have a maturity of ten years with interest payable semiannually. The principal amount of the debentures is not required to be paid before maturity, but may be pre-paid at any time with no prepayment penalty. We expect to issue new SBIC debentures under the SBIC program in the future in an amount up to the regulatory maximum amount of $350.0 million for affiliated SBIC funds. As of December 31, 2017, through our three wholly owned SBICs, we had $295.8 million of outstanding SBIC debentures guaranteed by the SBA, which bear a weighted-average annual fixed interest rate of approximately 3.6%, paid semiannually, and mature ten years from issuance. The first maturity related to our SBIC debentures occurs in 2019, and the weighted-average remaining duration is approximately 5.8 years as of December 31, 2017.

        In April 2013, we issued $92.0 million, including the underwriters' full exercise of their over-allotment option, in aggregate principal amount of the 6.125% Notes (the "6.125% Notes"). The

6.125% Notes are unsecured obligations and rank pari passu with our current and future unsecured indebtedness; senior to any of our future indebtedness that expressly provides it is subordinated to the 6.125% Notes; effectively subordinated to all of our existing and future secured indebtedness, to the extent of the value of the assets securing such indebtedness, including borrowings under our Credit Facility; and structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of the Funds. The 6.125% Notes mature on April 1, 2023, and may be redeemed in whole or in part at any time or from time to time at our option on or after April 1, 2018. We may from time to time repurchase 6.125% Notes in accordance with the 1940 Act and the rules promulgated thereunder. As of December 31, 2017, the outstanding balance of the 6.125% Notes was $90.7 million.

        The indenture governing the 6.125% Notes (the "6.125% Notes Indenture") contains certain covenants, including covenants requiring our compliance with (regardless of whether we are subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring us to provide financial information to the holders of the 6.125% Notes and the Trustee if we cease to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the 6.125% Notes Indenture.

        In November 2014, we issued $175.0 million in aggregate principal amount of the 4.50% Notes (the "4.50% Notes due 2019") at an issue price of 99.53%. The 4.50% Notes due 2019 are unsecured obligations and rank pari passu with our current and future unsecured indebtedness; senior to any of our future indebtedness that expressly provides it is subordinated to the 4.50% Notes due 2019; effectively subordinated to all of our existing and future secured indebtedness, to the extent of the value of the assets securing such indebtedness, including borrowings under our Credit Facility; and structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of the Funds. The 4.50% Notes due 2019 mature on December 1, 2019, and may be redeemed in whole or in part at any time at our option subject to certain make-whole provisions. The 4.50% Notes due 2019 bear interest at a rate of 4.50% per year payable semiannually on June 1 and December 1 of each year, beginning June 1, 2015. We may from time to time repurchase 4.50% Notes due 2019 in accordance with the 1940 Act and the rules promulgated thereunder. As of December 31, 2017, the outstanding balance of the 4.50% Notes due 2019 was $175.0 million.

        The indenture governing the 4.50% Notes due 2019 (the "4.50% Notes due 2019 Indenture") contains certain covenants, including covenants requiring our compliance with (regardless of whether we are subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring us to provide financial information to the holders of the 4.50% Notes due 2019 and the Trustee if we cease to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the 4.50% Notes due 2019 Indenture.

        In November 2017, we issued $185.0 million in aggregate principal amount of the 4.50% Notes (the "4.50% Notes due 2022") at an issue price of 99.16%. The 4.50% Notes due 2022 are unsecured obligations and rank pari passu with our current and future unsecured indebtedness; senior to any of our future indebtedness that expressly provides it is subordinated to the 4.50% Notes due 2022; effectively subordinated to all of our existing and future secured indebtedness, to the extent of the value of the assets securing such indebtedness, including borrowings under our Credit Facility; and structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of the Funds. The 4.50% Notes due 2022 mature on December 1, 2022, and may be redeemed in whole or in part at any time at our option subject to certain make-whole provisions. The 4.50% Notes due 2022 bear interest at a rate of 4.50% per year payable semiannually on June 1 and December 1 of each year, beginning June 1, 2018. We may from time to time repurchase 4.50% Notes due 2022 in accordance with the 1940 Act and the rules promulgated thereunder. As of December 31, 2017, the outstanding balance of the 4.50% Notes due 2022 was $185.0 million.

        The indenture governing the 4.50% Notes due 2022 (the "4.50% Notes due 2022 Indenture") contains certain covenants, including covenants requiring our compliance with (regardless of whether we are subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring us to provide financial information to the holders of the 4.50% Notes due 2022 and the Trustee if we cease to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the 4.50% Notes due 2022 Indenture.

        During March 2015, we completed a follow-on public equity offering of 4,370,000 shares of common stock, including the underwriters' full exercise of their option to purchase 570,000 additional shares, resulting in total net proceeds, including exercise of the underwriters' option to purchase additional shares and after deducting underwriting discounts and estimated offering expenses payable by us, of approximately $127.8 million.

        In November 2015, we commenced a program with certain selling agents through which we can sell shares of our common stock by means of at-the-market offerings from time to time (the "ATM Program"). During the year ended December 31, 2015, we sold 140,568 shares of our common stock at a weighted-average price of $31.98 per share and raised $4.5 million of gross proceeds under the ATM Program. Net proceeds were $4.3 million after commissions to the selling agents on shares sold and offering costs.

        During the year ended December 31, 2016, we sold 3,324,646 shares of our common stock at a weighted-average price of $34.17 per share and raised $113.6 million of gross proceeds under the ATM Program. Net proceeds were $112.0 million after commissions to the selling agents on shares sold and offering costs. As of December 31, 2016, sales transactions representing 42,413 shares had not settled and are not included in shares issued and outstanding on the face of the consolidated balance sheet, but are included in the weighted-average shares outstanding in the consolidated statement of operations and in the shares used to calculate our net asset value per share.

        During the year ended December 31, 2017, we sold 3,944,972 shares of our common stock at a weighted-average price of $38.72 per share and raised $152.8 million of gross proceeds under the ATM Program. Net proceeds were $150.9 million after commissions to the selling agents on shares sold and offering costs. As of December 31, 2017, 1,911,356 shares remained available for sale under the ATM Program.

        We anticipate that we will continue to fund our investment activities through existing cash and cash equivalents, cash flows generated through our ongoing operating activities, utilization of available borrowings under our Credit Facility, and a combination of future issuances of debt and equity capital. Our primary uses of funds will be investments in portfolio companies, operating expenses and cash distributions to holders of our common stock.

        We periodically invest excess cash balances into Marketable securities and idle funds investments. The primary investment objective of Marketable securities and idle funds investments is to generate incremental cash returns on excess cash balances prior to utilizing those funds for investment in our LMM, Middle Market and Private Loan portfolio investments. Marketable securities and idle funds investments generally consist of debt investments, independently rated debt investments, certificates of deposit with financial institutions, diversified bond funds and publicly traded debt and equity investments.

        If our common stock trades below our net asset value per share, we will generally not be able to issue additional common stock at the market price unless our stockholders approve such a sale and our Board of

Directors makes certain determinations. We did not seek stockholder authorization to sell shares of our common stock below the then current net asset value per share of our common stock at our 2017 annual meeting of stockholders because our common stock price per share had been trading significantly above the net asset value per share of our common stock since 2011. We would therefore need future approval from our stockholders to issue shares below the then current net asset value per share.

        In order to satisfy the Code requirements applicable to a RIC, we intend to distribute to our stockholders, after consideration and application of our ability under the Code to carry forward certain excess undistributed taxable income from one tax year into the next tax year, substantially all of our taxable income. In addition, as a BDC, we generally are required to meet a coverage ratio of total assets to total senior securities, which include borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. In January 2008, we received an exemptive order from the SEC to exclude SBA-guaranteed debt securities issued by MSMF and any other wholly owned subsidiaries of ours which operate as SBICs from the asset coverage requirements of the 1940 Act as applicable to us, which, in turn, enables us to fund more investments with debt capital.
        Although we have been able to secure access to additional liquidity, including through the Credit Facility, public debt issuances, leverage available through the SBIC program and equity offerings, there is no assurance that debt or equity capital will be available to us in the future on favorable terms, or at all.

  Recently Issued or Adopted Accounting Standards

        In May 2014, the FASB issued Accounting Standards Update ("ASU") 2014-09, Revenue from Contracts with Customers (Topic 606). ASU 2014-09 supersedes the revenue recognition requirements under ASC 605, Revenue Recognition, and most industry-specific guidance throughout the Industry Topics of the ASC. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which an entity expects to be entitled in exchange for those goods or services. Under the new guidance, an entity is required to perform the following five steps: (1) identify the contract(s) with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract; and (5) recognize revenue when (or as) the entity satisfies a performance obligation. The new guidance will significantly enhance comparability of revenue recognition practices across entities, industries, jurisdictions and capital markets. Additionally, the guidance requires improved disclosures as to the nature, amount, timing and uncertainty of revenue that is recognized. In March 2016, the FASB issued ASU 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations (Reporting Revenue Gross versus Net), which clarified the implementation guidance on principal versus agent considerations. In April 2016, the FASB issued ASU 2016-10, Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing, which clarified the implementation guidance regarding performance obligations and licensing arrangements. In May 2016, the FASB issued ASU No. 2016-12, Revenue from Contracts with Customers (Topic 606)—Narrow-Scope Improvements and Practical Expedients, which clarified guidance on assessing collectability, presenting sales tax, measuring noncash consideration, and certain transition matters. In December 2016, the FASB issued ASU No. 2016-20, Revenue from Contracts with Customers (Topic 606)—Technical Corrections and Improvements, which provided disclosure relief, and clarified the scope and application of the new revenue standard and related cost guidance. The new guidance will be effective for the annual reporting period beginning after December 15, 2017, including interim periods within that reporting period. Early adoption would be permitted for annual reporting periods beginning after December 15, 2016. We expect to identify similar performance obligations under ASC 606 as compared with deliverables and separate units of account previously identified. As a result, we expect timing of our revenue recognition to remain the same.

        In April 2015, the FASB issued ASU 2015-03, Interest—Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs, which requires debt financing costs related to a recognized debt liability to be presented on the balance sheet as a direct deduction from the related debt liability, similar to the presentation of debt discounts. Additionally in August 2015, the FASB issued ASU 2015-15, Interest—Imputation of Interest: Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements, which provides further clarification on the same topic and states that the SEC would not object to the deferral and presentation of debt issuance costs as an asset and subsequent amortization of the deferred costs over the term of the line-of-credit arrangement, regardless of whether there are any outstanding borrowings on the line-of-credit arrangement. The Company adopted the guidance for debt arrangements that are not line-of-credit arrangements for the three months ended June 30, 2017. Comparative financial statements of prior interim and annual periods have been adjusted to apply the new method retrospectively. As a result of the adoption, the Company reclassified $7.9 million of deferred financing costs assets to a direct deduction from the related debt liability on the consolidated balance sheet as of December 31, 2016. The adoption of this guidance had no impact on net assets, the consolidated statements of operations or the consolidated statements of cash flows.

        In May 2015, the FASB issued ASU 2015-07, Fair Value Measurements—Disclosures for Certain Entities that Calculate Net Asset Value per Share. This amendment updates guidance intended to eliminate the diversity in practice surrounding how investments measured at net asset value under the practical expedient with future redemption dates have been categorized in the fair value hierarchy. Under the updated guidance, investments for which fair value is measured at net asset value per share using the practical expedient should no longer be categorized in the fair value hierarchy, while investments for which fair value is measured at net asset value per share but the practical expedient is not applied should continue to be categorized in the fair value hierarchy. The updated guidance requires retrospective adoption for all periods presented and is effective for interim and annual reporting periods beginning after December 15, 2015, with early adoption permitted. The Company adopted this standard during the three months ended March 31, 2016. There was no impact of the adoption of this new accounting standard on our consolidated financial statements as none of our investments are measured through the use of the practical expedient.

        In February 2016, the FASB issued ASU 2016-02, Leases, which requires lessees to recognize on the balance sheet a right-of-use asset, representing its right to use the underlying asset for the lease term, and a lease liability for all leases with terms greater than 12 months. The guidance also requires qualitative and quantitative disclosures designed to assess the amount, timing, and uncertainty of cash flows arising from leases. The standard requires the use of a modified retrospective transition approach, which includes a number of optional practical expedients that entities may elect to apply. The new guidance is effective for annual periods beginning after December 15, 2018, and interim periods therein. Early application is permitted. While we continue to assess the effect of adoption, we currently believe the most significant change relates to the recognition of a new right-of-use asset and lease liability on our consolidated balance sheet for our office space operating lease. We currently have one operating lease for office space and do not expect a significant change in our leasing activity between now and adoption. See further discussion of our operating lease obligation in "Note M—Commitments and Contingences" in the notes to the consolidated financial statements.

        In March 2016, the FASB issued ASU 2016-09, Compensation—Stock Compensation: Improvements to Employee Share-Based Payment Accounting, which is intended to simplify several aspects of the accounting for share-based payment transactions, including the income tax consequences, classification of awards as either equity or liabilities, and classification on the statement of cash flows. The guidance is effective for annual periods beginning after December 15, 2016, and interim periods therein. Early application is permitted. The Company elected to early adopt this standard during the three months ended March 31, 2016. See further discussion of the impact of the adoption of this standard in

"Note B.8.—Summary of Significant Accounting Policies—Share-based Compensation" in the notes to consolidated financial statements.

        In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230), which is intended to reduce the existing diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The guidance is effective for annual periods beginning after December 15, 2017, and interim periods therein. Early application is permitted. The impact of the adoption of this new accounting standard on our consolidated financial statements is not expected to be material.

        From time to time, new accounting pronouncements are issued by the FASB or other standards setting bodies that are adopted by us as of the specified effective date. We believe that the impact of recently issued standards and any that are not yet effective will not have a material impact on our consolidated financial statements upon adoption.

  Inflation

        Inflation has not had a significant effect on our results of operations in any of the reporting periods presented herein. However, our portfolio companies have experienced, and may in the future experience, the impacts of inflation on their operating results, including periodic escalations in their costs for labor, raw materials and third-party services and required energy consumption.

  Off-Balance Sheet Arrangements

        We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. These instruments include commitments to extend credit and fund equity capital and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. At December 31, 2017, we had a total of $118.7 million in outstanding commitments comprised of (i) 36 investments with commitments to fund revolving loans that had not been fully drawn or term loans with additional commitments not yet funded and (ii) 11 investments with equity capital commitments that had not been fully called.

  Contractual Obligations

        As of December 31, 2017, the future fixed commitments for cash payments in connection with our SBIC debentures, the 4.50% Notes due 2019, the 4.50% Notes due 2022 and the 6.125% Notes and rent obligations under our office lease for each of the next five years and thereafter are as follows:

	2018	2019	2020	2021	2022	Thereafter	Total
SBIC debentures	$—	$20,000	$55,000	$40,000	$5,000	$175,800	$295,800
Interest due on SBIC debentures	10,678	10,907	9,717	7,164	6,152	18,669	63,287
6.125% Notes	—	—	—	—	—	90,655	90,655
Interest due on 6.125% Notes	5,553	5,553	5,553	5,553	5,553	1,386	29,151
4.50% Notes due 2019	—	175,000	—	—	—	—	175,000
Interest due on 4.50% Notes due 2019	7,875	7,875	—	—	—	—	15,750
4.50% Notes due 2022	—	—	—	—	185,000	—	185,000
Interest due on 4.50% Notes due 2022	8,533	8,325	8,325	8,325	8,325	—	41,833
Operating Lease Obligation(1)	346	749	763	777	791	4,239	7,665

Total	$32,985	$228,409	$79,358	$61,819	$210,821	$290,749	$904,141

(1)
The interest due on the $21.0 million of SBIC debentures drawn in 2017 does not have a final rate that has been fixed by the SBA as of December 31, 2017. In March 2018, the final rate for these SBIC debentures will be determined and, thereafter, the rate will be fixed for the ensuing 10 years. For this $21.0 million of the SBIC debentures, the table above assumes a ten year fixed rate from March 2018 to maturity based on the most recent fixed rate charged by the SBA. The rates and related future interest payments for these debentures will be adjusted once the final rate is determined.

(2)
Operating Lease Obligation means a rent payment obligation under a lease classified as an operating lease and disclosed pursuant to FASB ASC 840, as may be modified or supplemented.

        As of December 31, 2017, we had $64.0 million in borrowings outstanding under our Credit Facility, and the Credit Facility is currently scheduled to mature in September 2021. The Credit Facility contains two, one-year extension options which could extend the maturity to September 2023, subject to lender approval. See further discussion of the Credit Facility terms in "—Liquidity and Capital Resources—Capital Resources."

  Related Party Transactions

        As discussed further above, the External Investment Manager is treated as a wholly owned portfolio company of MSCC and is included as part of our Investment Portfolio. At December 31, 2017, we had a receivable of approximately $2.9 million due from the External Investment Manager which included approximately $2.0 million primarily related to operating expenses incurred by us as required to support the External Investment Manager's business and amounts due from the External Investment Manager to Main Street under a tax sharing agreement (see further discussion above in "—Critical Accounting Policies—Income Taxes") and approximately $0.9 million of dividends declared but not paid by the External Investment Manager.

        In November 2015, our Board of Directors approved and adopted the Main Street Capital Corporation Deferred Compensation Plan (the "2015 Deferred Compensation Plan"). The 2015 Deferred Compensation Plan became effective on January 1, 2016 and replaced the Deferred Compensation Plan for Non-Employee Directors previously adopted by the Board of Directors in June 2013 (the "2013 Deferred Compensation Plan"). Under the 2015 Deferred Compensation Plan, non-employee directors and certain key employees may defer receipt of some or all of their cash compensation and directors' fees, subject to certain limitations. Individuals participating in the 2015 Deferred Compensation Plan receive distributions of their respective balances based on predetermined payout schedules or other events as defined by the plan and are also able to direct investments made on their behalf among investment alternatives permitted from time to time under the plan, including phantom Main Street stock units. As of December 31, 2017, $4.0 million of compensation and directors' fees had been deferred under the 2015 Deferred Compensation Plan (including amounts previously deferred under the 2013 Deferred Compensation Plan). Of this amount, $2.5 million was deferred into phantom Main Street stock units, representing 74,487 shares of our common stock. Including phantom stock units issued through dividend reinvestment, the phantom stock units outstanding as of December 31, 2017 represented 89,040 shares of our common stock. Any amounts deferred under the plan represented by phantom Main Street stock units will not be issued or included as outstanding on the consolidated statements of changes in net assets until such shares are actually distributed to the participant in accordance with the plan, but are included in operating expenses and weighted-average shares outstanding in our consolidated statements of operations as earned.

 SENIOR SECURITIES

        Information about our senior securities is shown in the following table as of December 31 for the years indicated in the table, unless otherwise noted. Grant Thornton LLP's report on the senior securities table as of December 31, 2017, is an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
	(dollars in thousands)
SBIC Debentures
2008	$55,000	3,043	—	N/A
2009	65,000	2,995	—	N/A
2010	180,000	2,030	—	N/A
2011	220,000	2,202	—	N/A
2012	225,000	2,763	—	N/A
2013	200,200	2,476	—	N/A
2014	225,000	2,323	—	N/A
2015	225,000	2,368	—	N/A
2016	240,000	2,415	—	N/A
2017	295,800	2,687	—	N/A
Credit Facility
2010	$39,000	2,030	—	N/A
2011	107,000	2,202	—	N/A
2012	132,000	2,763	—	N/A
2013	237,000	2,476	—	N/A
2014	218,000	2,323	—	N/A
2015	291,000	2,368	—	N/A
2016	343,000	2,415	—	N/A
2017	64,000	2,687	—	N/A
6.125% Notes
2013	$90,882	2,476	—	$24.35
2014	90,823	2,323	—	24.78
2015	90,738	2,368	—	25.40
2016	90,655	2,415	—	25.76
2017	90,655	2,687	—	25.93
4.50% Notes Due 2019
2014	$175,000	2,323	—	N/A
2015	175,000	2,368	—	N/A
2016	175,000	2,415	—	N/A
2017	175,000	2,687	—	N/A
4.50% Notes Due 2022
2017	$185,000	2,687	—	N/A

(1)
Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)
The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The "—" indicates information that the Securities and Exchange Commission expressly does not require to be disclosed for certain types of senior securities.

(4)
Average market value per unit for our 6.125% Notes represents the average of the daily closing prices as reported on the NYSE during the period presented. Average market value per unit for our SBIC Debentures, Credit Facility, 4.50% Notes due 2019 and 4.50% Notes due 2022 are not applicable because these are not registered for public trading.

 BUSINESS

Organization

        Main Street Capital Corporation ("MSCC") is a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market ("LMM") companies and debt capital to middle market ("Middle Market") companies. The portfolio investments of MSCC and its consolidated subsidiaries are typically made to support management buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in a variety of industry sectors. MSCC seeks to partner with entrepreneurs, business owners and management teams and generally provides "one stop" financing alternatives within its LMM portfolio. MSCC and its consolidated subsidiaries invest primarily in secured debt investments, equity investments, warrants and other securities of LMM companies based in the United States and in secured debt investments of Middle Market companies generally headquartered in the United States.

        MSCC was formed in March 2007 to operate as an internally managed business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). MSCC wholly owns several investment funds, including Main Street Mezzanine Fund, LP ("MSMF"), Main Street Capital II, LP ("MSC II") and Main Street Capital III, LP ("MSC III" and, collectively with MSMF and MSC II, the "Funds"), and each of their general partners. The Funds are each licensed as a Small Business Investment Company ("SBIC") by the United States Small Business Administration ("SBA"). Because MSCC is internally managed, all of the executive officers and other employees are employed by MSCC. Therefore, MSCC does not pay any external investment advisory fees, but instead directly incurs the operating costs associated with employing investment and portfolio management professionals.

        MSC Adviser I, LLC (the "External Investment Manager") was formed in November 2013 as a wholly owned subsidiary of MSCC to provide investment management and other services to parties other than MSCC and its subsidiaries or their portfolio companies ("External Parties") and receives fee income for such services. MSCC has been granted no-action relief by the Securities and Exchange Commission ("SEC") to allow the External Investment Manager to register as a registered investment adviser under the Investment Advisers Act of 1940, as amended. Since the External Investment Manager conducts all of its investment management activities for External Parties, it is accounted for as a portfolio investment of MSCC and is not included as a consolidated subsidiary of MSCC in MSCC's consolidated financial statements.

        MSCC has elected to be treated for U.S. federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, MSCC generally will not pay corporate-level U.S. federal income taxes on any net ordinary taxable income or capital gains that it distributes to its stockholders.

        MSCC has certain direct and indirect wholly owned subsidiaries that have elected to be taxable entities (the "Taxable Subsidiaries"). The primary purpose of the Taxable Subsidiaries is to permit MSCC to hold equity investments in portfolio companies which are "pass-through" entities for tax purposes.

        Unless otherwise noted or the context otherwise indicates, the terms "we," "us," "our," the "Company" and "Main Street" refer to MSCC and its consolidated subsidiaries, which include the Funds and the Taxable Subsidiaries.

        The following diagram depicts our organizational structure:

*
Each of the Taxable Subsidiaries is directly or indirectly wholly owned by MSCC.

**
The External Investment Manager is accounted for as a portfolio investment at fair value, as opposed to a consolidated subsidiary, and is indirectly wholly owned by MSCC.

Overview of our Business

        Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. Our LMM companies generally have annual revenues between $10 million and $150 million, and our LMM portfolio investments generally range in size from $5 million to $50 million. Our Middle Market investments are made in businesses that are generally larger in size than our LMM portfolio companies, with annual revenues typically between $150 million and $1.5 billion, and our Middle Market investments generally range in size from $3 million to $20 million. Our private loan ("Private Loan") portfolio investments are primarily debt securities in privately held companies which have been originated through strategic relationships with other investment funds on a collaborative basis. Private Loan investments are typically similar in size, structure, terms and conditions to investments we hold in our LMM portfolio and Middle Market portfolio.

        We seek to fill the financing gap for LMM businesses, which, historically, have had limited access to financing from commercial banks and other traditional sources. The underserved nature of the LMM creates the opportunity for us to meet the financing needs of LMM companies while also negotiating favorable transaction terms and equity participations. Our ability to invest across a company's capital structure, from secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing options, or a "one stop" financing solution. Providing customized, "one stop" financing solutions is important to LMM portfolio companies. We generally seek to partner directly with entrepreneurs, management teams and business owners in making our investments. Our LMM portfolio debt investments are generally secured by a first lien on the assets of the portfolio company and typically have a term of between five and seven years from the original investment date.

        Our Middle Market portfolio investments primarily consist of direct investments in or secondary purchases of interest-bearing debt securities in privately held companies that are generally larger in size than the companies included in our LMM portfolio. Our Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have an expected duration of between three and seven years from the original investment date.

        Our Private Loan portfolio investments are primarily debt securities in privately held companies which have been originated through strategic relationships with other investment funds on a collaborative basis, and are often referred to in the debt markets as "club deals." Private Loan investments are typically similar in size, structure, terms and conditions to investments we hold in our LMM portfolio and Middle Market portfolio. Our Private Loan portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have a term of between three and seven years from the original investment date.

        Our other portfolio ("Other Portfolio") investments primarily consist of investments which are not consistent with the typical profiles for our LMM, Middle Market or Private Loan portfolio investments, including investments which may be managed by third parties. In our Other Portfolio, we may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds.

        Our external asset management business is conducted through the External Investment Manager. The External Investment Manager earns management fees based on the assets of the funds under management and may earn incentive fees, or a carried interest, based on the performance of the funds managed. We have entered into an agreement with the External Investment Manager to share employees in connection with its asset management business generally, and specifically for its relationship with HMS Income Fund, Inc. ("HMS Income"). Through this agreement, we share employees with the External Investment Manager, including their related infrastructure, business relationships, management expertise and capital raising capabilities.

        Our portfolio investments are generally made through MSCC and the Funds. MSCC and the Funds share the same investment strategies and criteria, although they are subject to different regulatory regimes (see "Regulation"). An investor's return in MSCC will depend, in part, on the Funds' investment returns as they are wholly owned subsidiaries of MSCC.

        The level of new portfolio investment activity will fluctuate from period to period based upon our view of the current economic fundamentals, our ability to identify new investment opportunities that meet our investment criteria, and our ability to consummate the identified opportunities. The level of new investment activity, and associated interest and fee income, will directly impact future investment income. In addition, the level of dividends paid by portfolio companies and the portion of our portfolio debt investments on non-accrual status will directly impact future investment income. While we intend to grow our portfolio and our investment income over the long term, our growth and our operating results may be more limited during depressed economic periods. However, we intend to appropriately manage our cost structure and liquidity position based on applicable economic conditions and our investment outlook. The level of realized gains or losses and unrealized appreciation or depreciation on our investments will also fluctuate depending upon portfolio activity, economic conditions and the performance of our individual portfolio companies. The changes in realized gains and losses and unrealized appreciation or depreciation could have a material impact on our operating results.

        Because we are internally managed, we do not pay any external investment advisory fees, but instead directly incur the operating costs associated with employing investment and portfolio management professionals. We believe that our internally managed structure provides us with a beneficial operating expense structure when compared to other publicly traded and privately held investment firms which are externally managed, and our internally managed structure allows us the opportunity to leverage our non-interest operating expenses as we grow our Investment Portfolio.

        During May 2012, we entered into an investment sub-advisory agreement with HMS Adviser, LP ("HMS Adviser"), which is the investment advisor to HMS Income, a non-listed BDC, to provide certain investment advisory services to HMS Adviser. In December 2013, after obtaining required no-action relief from the SEC to allow us to own a registered investment adviser, we assigned the sub-advisory agreement to the External Investment Manager since the fees received from such arrangement could otherwise have negative consequences on our ability to meet the source-of-income requirement necessary for us to maintain our RIC tax treatment. Under the investment sub-advisory agreement, the External Investment Manager is entitled to 50% of the base management fee and the incentive fees earned by HMS Adviser under its advisory agreement with HMS Income.

        During April 2014, we received an exemptive order from the SEC permitting co-investments by us and HMS Income in certain negotiated transactions where co-investing would otherwise be prohibited under the 1940 Act. We have made, and in the future intend to continue to make, such co-investments with HMS Income in accordance with the conditions of the order. The order requires, among other things, that we and the External Investment Manager consider whether each such investment opportunity is appropriate for HMS Income and, if it is appropriate, to propose an allocation of the investment opportunity between us and HMS Income. Because the External Investment Manager may receive performance-based fee compensation from HMS Income, this may provide it an incentive to allocate opportunities to HMS Income instead of us. However, both we and the External Investment Manager have policies and procedures in place to manage this conflict.

Business Strategies

        Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. We have adopted the following business strategies to achieve our investment objective:

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  Deliver Customized Financing Solutions in the Lower Middle Market.  We offer LMM portfolio companies customized debt and equity financing solutions that are tailored to the facts and circumstances of each situation. We believe our ability to provide a broad range of customized financing solutions to LMM companies sets us apart from other capital providers that focus on providing a limited number of financing solutions. Our ability to invest across a company's capital structure, from senior secured loans to subordinated debt to equity securities, allows us to offer LMM portfolio companies a comprehensive suite of financing options, or a "one stop" financing solution.

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  Focus on Established Companies.  We generally invest in companies with established market positions, experienced management teams and proven revenue streams. We believe that those companies generally possess better risk-adjusted return profiles than newer companies that are building their management teams or are in the early stages of building a revenue base. We also believe that established companies in our targeted size range also generally provide opportunities for capital appreciation.

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  Leverage the Skills and Experience of Our Investment Team.  Our investment team has significant experience in lending to and investing in LMM and Middle Market companies. The members of our investment team have broad investment backgrounds, with prior experience at private investment funds, investment banks and other financial services companies and currently include five certified public accountants and three Chartered Financial Analyst® charter holders. The expertise of our investment team in analyzing, valuing, structuring, negotiating and closing transactions should provide us with competitive advantages by allowing us to consider customized financing solutions and non-traditional or complex structures for our portfolio companies. Also, the reputation of our investment team has and should continue to enable us to generate additional revenue in the form of management and incentive fees in connection with us providing advisory services to other investment funds.

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  Invest Across Multiple Companies, Industries, Regions and End Markets.  We seek to maintain a portfolio of investments that is appropriately balanced among various companies, industries, geographic regions and end markets. This portfolio balance is intended to mitigate the potential effects of negative economic events for particular companies, regions, industries and end markets.

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  Capitalize on Strong Transaction Sourcing Network.  Our investment team seeks to leverage its extensive network of referral sources for portfolio company investments. We have developed a reputation in our marketplace as a responsive, efficient and reliable source of financing, which has created a growing stream of proprietary deal flow for us.

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  Benefit from Lower, Fixed, Long-Term Cost of Capital.  The SBIC licenses held by the Funds have allowed them to issue SBA-guaranteed debentures. SBA-guaranteed debentures carry long-term fixed interest rates that are generally lower than interest rates on comparable bank loans and other debt. Because lower-cost SBA leverage is, and will continue to be, a significant part of our capital base through the Funds, our relative cost of debt capital should be lower than many of our competitors. In addition, the SBIC leverage that we receive through the Funds represents a stable, long-term component of our capital structure with proper matching of duration and cost compared to our LMM portfolio investments. We also maintain an investment grade rating from Standard & Poor's Ratings Services which provides us the opportunity and flexibility to obtain additional, attractive long-term financing options to supplement our capital structure, including the unsecured notes with fixed interest rates we issued in 2013, 2014 and 2017.

Investment Criteria

        Our investment team has identified the following investment criteria that it believes are important in evaluating prospective portfolio companies. Our investment team uses these criteria in evaluating investment opportunities. However, not all of these criteria have been, or will be, met in connection with each of our investments:

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  Proven Management Team with Meaningful Equity Stake.  We look for operationally-oriented management with direct industry experience and a successful track record. In addition, we expect the management team of each LMM portfolio company to have meaningful equity ownership in the portfolio company to better align our respective economic interests. We believe management teams with these attributes are more likely to manage the companies in a manner that both protects our debt investment and enhances the value of our equity investment.

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  Established Companies with Positive Cash Flow.  We seek to invest in established companies with sound historical financial performance. We typically focus on LMM companies that have historically generated EBITDA of $3 million to $20 million and commensurate levels of free cash flow. We also pursue investments in debt securities of Middle Market companies that are generally established companies with sound historical financial performance that are generally larger in size than LMM companies. We generally do not invest in start-up companies or companies with speculative business plans.

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  Defensible Competitive Advantages/Favorable Industry Position.  We primarily focus on companies having competitive advantages in their respective markets and/or operating in industries with barriers to entry, which may help to protect their market position and profitability.

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  Exit Alternatives.  We exit our debt investments primarily through the repayment of our investment from internally generated cash flow of the portfolio company and/or a refinancing. In addition, we seek to invest in companies whose business models and expected future cash flows may provide alternate methods of repaying our investment, such as through a strategic acquisition by other industry participants or a recapitalization.

Investment Portfolio

        The Investment Portfolio, as used herein, refers to all of our investments in LMM portfolio companies, investments in Middle Market portfolio companies, Private Loan portfolio investments, Other Portfolio investments, and the investment in the External Investment Manager. Our LMM portfolio investments primarily consist of secured debt, equity warrants and direct equity investments in privately held, LMM companies based in the United States. Our Middle Market portfolio investments primarily consist of direct investments in or secondary purchases of interest-bearing debt securities in privately held companies based in the United States that are generally larger in size than the companies included in our LMM portfolio. Our Private Loan portfolio investments primarily consist of investments in interest-bearing debt securities in companies that are consistent with the size of companies in our LMM portfolio or our Middle Market portfolio, but are investments that we originate on a collaborative basis with other investment funds, and are often referred to in the debt markets as "club deals." Our Other Portfolio investments primarily consist of investments which are not consistent with the typical profiles for our LMM, Middle Market and Private Loan portfolio investments, including investments which may be managed by third parties. In our Other Portfolio, we may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds.

  Debt Investments

        Historically, we have made LMM debt investments principally in the form of single tranche debt. Single tranche debt financing involves issuing one debt security that blends the risk and return profiles of both first lien secured and subordinated debt. We believe that single tranche debt is more appropriate for many LMM companies given their size in order to reduce structural complexity and potential conflicts among creditors.

        Our LMM debt investments generally have a term of five to seven years from the original investment date, with limited required amortization prior to maturity, and provide for monthly or quarterly payment of interest at fixed interest rates generally between 10% and 14% per annum, payable currently in cash. In some instances, we have provided floating interest rates for our single tranche debt securities. In addition, certain LMM debt investments may have a form of interest that is not paid currently but is accrued and added to the loan balance and paid at maturity. We refer to this form of interest as payment-in-kind, or PIK, interest. We typically structure our LMM debt investments with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve our total return target. In most cases, our LMM debt investment will be collateralized by a first priority lien on substantially all the assets of the portfolio company. In addition to seeking a senior lien position in the capital structure of our LMM portfolio companies, we seek to limit the downside potential of our LMM debt investments by negotiating covenants that are designed to protect our LMM debt investments while affording our portfolio companies as much flexibility in managing their businesses as is reasonable. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control or change of management provisions, key-man life insurance, guarantees, equity pledges, personal guaranties, where appropriate, and put rights. In addition, we typically seek board representation or observation rights in all of our LMM portfolio companies.

        While we will continue to focus our LMM debt investments primarily on single tranche debt investments, we also anticipate structuring some of our debt investments as mezzanine loans. We anticipate that these mezzanine loans will be primarily junior secured or unsecured, subordinated loans that provide for relatively high fixed interest rates payable currently in cash that will provide us with significant interest income plus the additional opportunity for income and gains through PIK interest and equity warrants and other similar equity instruments issued in conjunction with these mezzanine loans. These loans typically will have interest-only payments in the early years, with amortization of principal deferred to the later years of the mezzanine loan term. Typically, our mezzanine loans will have maturities of three to five years. We will generally target fixed interest rates of 12% to 14%, payable currently in cash for our mezzanine loan investments with higher targeted total returns from equity warrants or PIK interest.

        We also pursue debt investments in Middle Market companies. Our Middle Market portfolio investments primarily consist of direct investments or secondary purchases of interest-bearing debt securities in privately held companies based in the United States that are generally larger in size than the companies included in our LMM portfolio. Our Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have a term of between three and seven years from the original investment date. The debt investments in our Middle Market portfolio have rights and protections that are similar to those in our LMM debt investments, which may include affirmative and negative covenants, default penalties, lien protection, change of control provisions, guarantees and equity pledges. The Middle Market debt investments generally have floating interest rates at the London Interbank Offered Rate ("LIBOR") plus a margin, and are typically subject to LIBOR floors.

        Our Private Loan portfolio investments primarily consist of investments in interest-bearing debt securities in companies that are consistent with the size of companies in our LMM portfolio or our Middle Market portfolio, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. Our Private Loan portfolio debt investments are generally secured by either a first or second priority lien and typically have a term of between three and seven years from the original investment date.

  Warrants

        In connection with our debt investments, we occasionally receive equity warrants to establish or increase our equity interest in the portfolio company. Warrants we receive in connection with a debt investment typically require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We typically structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as secured or unsecured put rights, or rights to sell such securities back to the portfolio company, upon the occurrence of specified events. In certain cases, we also may obtain registration rights in connection with these equity interests, which may include demand and "piggyback" registration rights.

  Direct Equity Investments

        We also will seek to make direct equity investments in situations where it is appropriate to align our interests with key management and stockholders of our LMM portfolio companies, and to allow for participation in the appreciation in the equity values of our LMM portfolio companies. We usually make our direct equity investments in connection with debt investments in our LMM portfolio companies. In addition, we may have both equity warrants and direct equity positions in some of our LMM portfolio companies. We seek to maintain fully diluted equity positions in our LMM portfolio companies of 5% to 50%, and may have controlling equity interests in some instances. We have a value orientation toward our direct equity investments and have traditionally been able to purchase our equity investments at reasonable valuations.

Investment Process

        Our investment committee is responsible for all aspects of our LMM investment process. The current members of our investment committee are Vincent D. Foster, our Chairman and Chief Executive Officer, Dwayne L. Hyzak, our President, Chief Operating Officer and Senior Managing Director, Curtis L. Hartman, our Vice-Chairman, Chief Credit Officer and Senior Managing Director, and David Magdol, our Vice-Chairman, Chief Investment Officer and Senior Managing Director.

        Our credit committee is responsible for all aspects of our Middle Market portfolio investment process. The current members of our credit committee are Messrs. Foster, Hartman, Hyzak and Nicholas T. Meserve, the Managing Director of our Middle Market investment team.

        Investment process responsibility for each Private Loan portfolio investment is delegated to either the investment committee or the credit committee based upon the nature of the investment and the manner in which it was originated. Similarly, the investment processes for each Private Loan portfolio investment, from origination to close and to eventual exit, will follow the processes for our LMM portfolio investments or our Middle Market portfolio investments as outlined below, or a combination thereof.

        Our investment strategy involves a "team" approach, whereby potential transactions are screened by several members of our investment team before being presented to the investment committee or the credit committee, as applicable. Our investment committee and credit committee each meet on an as needed basis depending on transaction volume. We generally categorize our investment process into seven distinct stages:

  Deal Generation/Origination

        Deal generation and origination is maximized through long-standing and extensive relationships with industry contacts, brokers, commercial and investment bankers, entrepreneurs, service providers such as lawyers, financial advisors, accountants and current and former portfolio companies and investors. Our investment team has focused its deal generation and origination efforts on LMM and Middle Market companies, and we have developed a reputation as a knowledgeable, reliable and active source of capital and assistance in these markets.

  Screening

        During the screening process, if a transaction initially meets our investment criteria, we will perform preliminary due diligence, taking into consideration some or all of the following information:

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  a comprehensive financial model based on quantitative analysis of historical financial performance, projections and pro forma adjustments to determine the estimated internal rate of return;

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  a brief industry and market analysis;

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  direct industry expertise imported from other portfolio companies or investors;

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  preliminary qualitative analysis of the management team's competencies and backgrounds;

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  potential investment structures and pricing terms; and

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  regulatory compliance.

        Upon successful screening of a proposed LMM transaction, the investment team makes a recommendation to our investment committee. If our investment committee concurs with moving forward on the proposed LMM transaction, we typically issue a non-binding term sheet to the company. For Middle Market portfolio investments, the initial term sheet is typically issued by the borrower, through the syndicating bank, and is screened by the investment team which makes a recommendation to our credit committee.

  Term Sheet

        For proposed LMM transactions, the non-binding term sheet will include the key economic terms based upon our analysis performed during the screening process as well as a proposed timeline and our qualitative expectation for the transaction. While the term sheet for LMM investments is non-binding, we typically receive an expense deposit in order to move the transaction to the due diligence phase. Upon execution of a term sheet, we begin our formal due diligence process.

        For proposed Middle Market transactions, the initial term sheet will include key economic terms and other conditions proposed by the borrower and its representatives and the proposed timeline for the investment, which are reviewed by our investment team to determine if such terms and conditions are in agreement with our investment objectives.

  Due Diligence

        Due diligence on a proposed LMM investment is performed by a minimum of two of our investment professionals, whom we refer to collectively as the investment team, and certain external resources, who together conduct due diligence to understand the relationships among the prospective portfolio company's business plan, operations and financial performance. Our LMM due diligence review includes some or all of the following:

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  site visits with management and key personnel;

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  detailed review of historical and projected financial statements;

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  operational reviews and analysis;

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  interviews with customers and suppliers;

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  detailed evaluation of company management, including background checks;

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  review of material contracts;

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  in-depth industry, market and strategy analysis;

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  regulatory compliance analysis; and

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  review by legal, environmental or other consultants, if applicable.

        Due diligence on a proposed Middle Market investment is generally performed on materials and information obtained from certain external resources and assessed internally by a minimum of two of our investment professionals, who work to understand the relationships among the prospective portfolio company's business plan, operations and financial performance using the accumulated due diligence information. Our Middle Market due diligence review includes some or all of the following:

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  detailed review of historical and projected financial statements;

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  in-depth industry, market, operational and strategy analysis;

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  regulatory compliance analysis; and

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  detailed review of the company's management team and their capabilities.

        During the due diligence process, significant attention is given to sensitivity analyses and how the company might be expected to perform given downside, base-case and upside scenarios. In certain cases, we may decide not to make an investment based on the results of the diligence process.

  Document and Close

        Upon completion of a satisfactory due diligence review of a proposed LMM portfolio investment, the investment team presents the findings and a recommendation to our investment committee. The presentation contains information which can include, but is not limited to, the following:

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  company history and overview;

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  transaction overview, history and rationale, including an analysis of transaction strengths and risks;

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  analysis of key customers and suppliers and key contracts;

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  a working capital analysis;

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  an analysis of the company's business strategy;

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  a management and key equity investor background check and assessment;

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  third-party accounting, legal, environmental or other due diligence findings;

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  investment structure and expected returns;

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  anticipated sources of repayment and potential exit strategies;

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  pro forma capitalization and ownership;

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  an analysis of historical financial results and key financial ratios;

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  sensitivities to management's financial projections;

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  regulatory compliance analysis findings; and

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  detailed reconciliations of historical to pro forma results.

        Upon completion of a satisfactory due diligence review of a proposed Middle Market portfolio investment, the investment team presents the findings and a recommendation to our credit committee. The presentation contains information which can include, but is not limited to, the following:

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  company history and overview;

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  transaction overview, history and rationale, including an analysis of transaction strengths and risks;

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  analysis of key customers and suppliers;

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  an analysis of the company's business strategy;

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  investment structure and expected returns;

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  anticipated sources of repayment and potential exit strategies;

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  pro forma capitalization and ownership;

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  regulatory compliance analysis findings; and

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  an analysis of historical financial results and key financial ratios.

        If any adjustments to the transaction terms or structures are proposed by the investment committee or credit committee, as applicable, such changes are made and applicable analyses are updated prior to approval of the transaction. Approval for the transaction must be made by the affirmative vote from a majority of the members of the investment committee or credit committee, as applicable, with the committee member managing the transaction, if any, abstaining from the vote. Upon receipt of transaction approval, we will re-confirm regulatory compliance, process and finalize all required legal documents, and fund the investment.

  Post-Investment

        We continuously monitor the status and progress of the portfolio companies. We generally offer managerial assistance to our portfolio companies, giving them access to our investment experience, direct industry expertise and contacts. The same investment team that was involved in the investment process will continue its involvement in the portfolio company post-investment. This provides for continuity of knowledge and allows the investment team to maintain a strong business relationship with key management of our portfolio companies for post-investment assistance and monitoring purposes.

        As part of the monitoring process of LMM portfolio investments, the investment team will analyze monthly and quarterly financial statements versus the previous periods and year, review financial projections, meet and discuss issues or opportunities with management, attend board meetings and review all compliance certificates and covenants. While we maintain limited involvement in the ordinary course operations of our LMM portfolio companies, we maintain a higher level of involvement in non-ordinary course financing or strategic activities and any non-performing scenarios. We also monitor the performance of our Middle Market portfolio investments; however, due to the larger size and higher sophistication level of these Middle Market companies in comparison to our LMM portfolio companies, it is not necessary or practical to have as much direct management interface.

        We utilize an internally developed investment rating system to rate the performance of each LMM portfolio company and to monitor our expected level of returns on each of our LMM investments in relation to our expectations for the portfolio company. The investment rating system takes into consideration various factors, including, but not limited to, each investment's expected level of returns, the collectability of our debt investments and the ability to receive a return of the invested capital in our equity investments, comparisons to competitors and other industry participants, the portfolio company's future outlook and other factors that are deemed to be significant to the portfolio company.

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  Investment Rating 1 represents a LMM portfolio company that is performing in a manner which significantly exceeds expectations.

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  Investment Rating 2 represents a LMM portfolio company that, in general, is performing above expectations.

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  Investment Rating 3 represents a LMM portfolio company that is generally performing in accordance with expectations.

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  Investment Rating 4 represents a LMM portfolio company that is underperforming expectations. Investments with such a rating require increased monitoring and scrutiny by us.

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  Investment Rating 5 represents a LMM portfolio company that is significantly underperforming. Investments with such a rating require heightened levels of monitoring and scrutiny by us and involve the recognition of significant unrealized depreciation on such investment.

        All new LMM portfolio investments receive an initial Investment Rating of 3.

  Exit Strategies/Refinancing

        While we generally exit most investments through the refinancing or repayment of our debt and redemption or sale of our equity positions, we typically assist our LMM portfolio companies in developing and planning exit opportunities, including any sale or merger of our portfolio companies. We may also assist in the structure, timing, execution and transition of the exit strategy. The refinancing or repayment of Middle Market debt investments typically does not require our assistance due to the additional resources available to these larger, Middle Market companies.

Determination of Net Asset Value and Investment Portfolio Valuation Process

        We determine the net asset value per share of our common stock on a quarterly basis. The net asset value per share is equal to our total assets minus liabilities and any noncontrolling interests outstanding divided by the total number of shares of common stock outstanding.

        We are required to report our investments at fair value. As a result, the most significant determination inherent in the preparation of our consolidated financial statements is the valuation of our Investment Portfolio and the related amounts of unrealized appreciation and depreciation. We follow the provisions of the Financial Accounting Standards Board Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements. ASC 820 requires us to assume that the portfolio investment is to be sold in the principal market to independent market participants, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal market that are independent, knowledgeable and willing and able to transact.

        We determine in good faith the fair value of our Investment Portfolio pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by our Board of Directors and in accordance with the 1940 Act. Our valuation policies and processes are intended to provide a consistent basis for determining the fair value of our Investment Portfolio. See "Note B.1.—Valuation of the Investment Portfolio" in the notes to consolidated financial statements for a detailed discussion of our investment portfolio valuation process and procedures.

        Due to the inherent uncertainty in the valuation process, our determination of fair value for our Investment Portfolio may differ materially from the values that would have been determined had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. We determine the fair value of each individual investment and record changes in fair value as unrealized appreciation or depreciation.

        As described below, we undertake a multi-step valuation process each quarter in connection with determining the fair value of our investments, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our determination of the fair value for our Investment Portfolio and our valuation procedures, consistent with 1940 Act requirements. In addition, the Audit Committee of our Board of Directors periodically evaluates the performance and methodologies of the financial advisory services firm that we consult in connection with valuing our LMM and Private Loan portfolio company investments.

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  Our quarterly valuation process begins with each LMM and Private Loan portfolio company investment being initially valued by the investment team responsible for monitoring the portfolio investment;

  •
  The fair value determination for our Middle Market and Other Portfolio debt and equity investments and our investment in the External Investment Manager consists of unobservable and observable inputs which are initially reviewed by the investment professionals responsible for monitoring the portfolio investment;

  •
  Preliminary valuation conclusions are then reviewed by and discussed with senior management, and the investment team considers and assesses, as appropriate, any changes that may be required to the preliminary valuations to address any comments provided by senior management;

  •
  A nationally recognized independent financial advisory services firm analyzes and provides observations, recommendations and an assurance certification regarding the Company's determinations of the fair value for its LMM and Private Loan portfolio companies;

  •
  The Audit Committee of our Board of Directors reviews management's valuations, and the investment team and senior management consider and assess, as appropriate, any changes that may be required to management's valuations to address any comments provided by the Audit Committee; and

  •
  The Board of Directors assesses the valuations and ultimately approves the fair value of each investment in our portfolio in good faith.

        Determination of fair value involves subjective judgments and estimates. The notes to our consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial results and financial condition.

Competition

        We compete for investments with a number of investment funds (including private equity funds, mezzanine funds, BDCs, and SBICs), as well as traditional financial services companies such as commercial banks and other sources of financing. Many of the entities that compete with us are larger and have more resources available to them. We believe we are able to be competitive with these entities primarily on the basis of our focus toward the underserved LMM, the experience and contacts of our management team, our responsive and efficient investment analysis and decision-making processes, our comprehensive suite of customized financing solutions and the investment terms we offer.

        We believe that some of our competitors make senior secured loans, junior secured loans and subordinated debt investments with interest rates and returns that are comparable to or lower than the rates and returns that we target. Therefore, we do not seek to compete primarily on the interest rates and returns that we offer to potential portfolio companies. For additional information concerning the competitive risks we face, see "Risk Factors—Risks Related to Our Business and Structure—We may face increasing competition for investment opportunities."

Employees

        As of December 31, 2017, we had 58 employees. These employees include investment and portfolio management professionals, operations professionals and administrative staff. As necessary, we will hire additional investment professionals and administrative personnel. All of our employees are located in our Houston, Texas office.

Properties

        We do not own any real estate or other physical properties materially important to our operations. Currently, we lease office space in Houston, Texas for our corporate headquarters.

Legal Proceedings

        We may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise. Furthermore, third parties may seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, we do not expect any current matters will materially affect our financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on our financial condition or results of operations in any future reporting period.

PORTFOLIO COMPANIES

        The following table sets forth certain unaudited information as of December 31, 2017 (dollars in thousands), for the portfolio companies in which we had a debt or equity investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments and the board observer or participation rights we may receive. As of December 31, 2017, none of our portfolio company investments constituted five percent or more of our total assets. The following table excludes our investments in Marketable securities and idle funds investments.

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Percent of Class Held(27)	Principal(4)	Cost(4)	Fair Value(18)

Control Investments(5)

Access Media Holdings, LLC(10) 900 Commerce Drive, Suite 200 Oak Brook, IL 60523	Private Cable Operator
		5% Current / 5% PIK Secured Debt (Maturity—July 22, 2020)(19)	—	$23,828	$23,828	$17,150
		Preferred Member Units (8,248,500 units)(28)	45.0%		8,142	—
		Member Units (45 units)	45.0%		1	—

					31,971	17,150

ASC Interests, LLC 16500 Westheimer Parkway Houston, TX 77082	Recreational and Educational Shooting Facility
		11% Secured Debt (Maturity—July 31, 2018)	—	1,800	1,795	1,795
		Member Units (1,500 units)	48.4%		1,500	1,530

					3,295	3,325

ATS Workholding, LLC(10) 30222 Esperanza Rancho Santa Margarita, CA 92688	Manufacturer of Machine Cutting Tools and Accessories
		5% Secured Debt (Maturity—November 16, 2021)	—	3,726	3,249	3,249
		Preferred Member Units (3,725,862 units)(28)	41.9%		3,726	3,726

					6,975	6,975

Bond-Coat, Inc. 11901 West CR 125 Odessa, TX 79765	Casing and Tubing Coating Services
		12% Secured Debt (Maturity—December 28, 2017)(17)	—	11,596	11,596	11,596
		Common Stock (57,508 shares)	43.8%		6,350	9,370

					17,946	20,966

Café Brazil, LLC 202 West Main Street, Ste. 100 Allen, TX 75013	Casual Restaurant Group
		Member Units (1,233 units)(8)	69.0%		1,742	4,900

CBT Nuggets, LLC 1550 Valley River Drive Eugene, OR 97401	Produces and Sells IT Training Certification Videos
		Member Units (416 units)(8)	40.8%		1,300	89,560

Charps, LLC 453 Tower St NW Clearbrook, MN 56634	Pipeline Maintenance and Construction
		12% Secured Debt (Maturity—February 3, 2022)	—	18,400	18,225	18,225
		Preferred Member Units (1,600 units)(28)	80.0%		400	650

					18,625	18,875

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Percent of Class Held(27)	Principal(4)	Cost(4)	Fair Value(18)

Clad-Rex Steel, LLC 11500 W. King Street Franklin Park, IL 60131	Specialty Manufacturer of Vinyl-Clad Metal
		LIBOR Plus 9.50% (Floor 1.00%), Current Coupon 10.86%, Secured Debt (Maturity—December 20, 2021)(9)	—	13,280	13,168	13,280
		Member Units (717 units)(8)	71.7%		7,280	9,500
		10% Secured Debt (Clad-Rex Steel RE Investor, LLC) (Maturity—December 20, 2036)	—	1,183	1,171	1,183
		Member Units (Clad-Rex Steel RE Investor, LLC) (800 units)	80.0%		210	280

					21,829	24,243

CMS Minerals Investments 3040 Stout Street Denver, CO 80205	Oil & Gas Exploration & Production
		Member Units (CMS Minerals II, LLC) (100 units)(8)	100.0%		3,440	2,392

Copper Trail Energy Fund I, LP(12)(13) 621 17th Street Denver, CO 80293	Investment Partnership
		LP Interests (Fully diluted 30.1%)	30.1%		2,500	2,500

Datacom, LLC 100 Enterprise Boulevard Lafayette, LA 70506	Technology and Telecommunications Provider
		8% Secured Debt (Maturity—May 30, 2018)	—	1,575	1,575	1,575
		5.25% Current / 5.25% PIK Secured Debt (Maturity May 30, 2019)(19)	—	12,349	12,311	11,110
		Class A Preferred Member Units(28)	37.6%		1,181	730
		Class B Preferred Member Units (6,453 units)(28)	37.6%		6,030	—

					21,097	13,415

Gamber-Johnson Holdings, LLC 3001 Borham Ave. Stevens Point, WI 54481	Manufacturer of Ruggedized Computer Mounting Systems
		LIBOR Plus 11.00% (Floor 1.00%), Current Coupon 12.36%, Secured Debt (Maturity—June 24, 2021)(9)	—	23,400	23,213	23,400
		Member Units (8,619 units)(8)	73.8%		14,844	23,370

					38,057	46,770

Garreco, LLC 430 Hiram Rd. Heber Springs, AR 72543	Manufacturer and Supplier of Dental Products
		LIBOR Plus 10.00% (Floor 1.00%), Current Coupon 11.34%, Secured Debt (Maturity—March 31, 2020)(9)	—	5,483	5,443	5,443
		Member Units (1,200 units)	32.0%		1,200	1,940

					6,643	7,383
GRT Rubber Technologies LLC 201 Dana Dr. Paragould, AR 72450	Manufacturer of Engineered Rubber Products
		LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.36%, Secured Debt (Maturity—December 19, 2019)(9)	—	11,603	11,550	11,603
		Member Units (5,879 units)(8)	60.6%		13,065	21,970

					24,615	33,573

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Percent of Class Held(27)	Principal(4)	Cost(4)	Fair Value(18)

Gulf Manufacturing, LLC 1221 Indiana St. Humble, TX 77396	Manufacturer of Specialty Fabricated Industrial Piping Products
		Member Units (438 units)(8)	35.9%		2,980	10,060

Gulf Publishing Holdings, LLC 2 Greenway Plaza, Suite 1020 Houston, TX 77046	Energy Industry Focused Media and Publishing
		LIBOR Plus 9.50% (Floor 1.00%), Current Coupon 10.86%, Secured Debt (Maturity—September 30, 2020)(9)	—	80	80	80
		12.5% Secured Debt (Maturity—April 29, 2021)	—	12,800	12,703	12,703
		Member Units (3,681 units)	32.1%		3,681	4,840

					16,464	17,623

Harborside Holdings, LLC 6800 Harborside Dr. Galveston, TX 77554	Real Estate Holding Company
		Member units (100 units)	100.0%		6,206	9,400

Harris Preston Fund Investments(12)(13) 2901 Via Fortuna Austin, TX 78746	Investment Partnership
		LP Interests (2717 MH, L.P.) (Fully diluted 49.3%)	49.3%		536	536

Harrison Hydra-Gen, Ltd. 14233 West Road Houston, TX 77041	Manufacturer of Hydraulic Generators
		Common Stock (107,456 shares)	33.6%		718	3,580

HW Temps LLC 1308 Belmont St Brockton, MA 02301	Temporary Staffing Solutions
		LIBOR Plus 11.00% (Floor 1.00%), Current Coupon 12.36%, Secured Debt (Maturity July 2, 2020)(9)	—	9,976	9,918	9,918
		Preferred Member Units (3,200 units)(28)	80.0%		3,942	3,940

					13,860	13,858

Hydratec, Inc. 325 Road 192 Delano, CA 93215	Designer and Installer of Micro-Irrigation Systems
		Common Stock (7,095 shares)(8)	95.9%		7,095	15,000

IDX Broker, LLC 100 E Broadway Eugene, OR 97401	Provider of Marketing and CRM Tools for the Real Estate Industry
		11.5% Secured Debt (Maturity—November 15, 2020)	—	15,250	15,116	15,250
		Preferred Member Units (5,607 units)(8)(28)	97.4%		5,952	11,660

					21,068	26,910

Jensen Jewelers of Idaho, LLC 130 Second Avenue North Twin Falls, ID 83301	Retail Jewelry Store
		Prime Plus 6.75% (Floor 2.00%), Current Coupon 11.00%, Secured Debt (Maturity—November 14, 2019)(9)	—	3,955	3,917	3,955
		Member Units (627 units)(8)	61.4%		811	5,100

					4,728	9,055

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Percent of Class Held(27)	Principal(4)	Cost(4)	Fair Value(18)

KBK Industries, LLC East Hwy 96 Rush Center, KS 67575	Manufacturer of Specialty Oilfield and Industrial Products
		10% Secured Debt (Maturity—September 28, 2020)	—	375	372	375
		12.5% Secured Debt (Maturity—September 28, 2020)	—	5,900	5,867	5,900
		Member Units (325 units)(8)	25.5%		783	4,420

					7,022	10,695

Lamb Ventures, LLC 2113 Wells Branch Pkwy, Suite 4000 Austin, TX 78728	Aftermarket Automotive Services Chain
		11% Secured Debt (Maturity—July 1, 2022)	—	9,942	9,890	9,942
		Preferred Equity (non-voting)(28)	100.0%		400	400
		Member Units (742 units)(8)	68.4%		5,273	6,790
		9.5% Secured Debt (Lamb's Real Estate Investment I, LLC) (Maturity—March 31, 2027)	—	432	428	432
		Member Units (Lamb's Real Estate Investment I, LLC) (1,000 units)(8)	100.0%		625	520

					16,616	18,084

Marine Shelters Holdings, LLC 6800 Harborside Dr. Galveston, TX 77554	Fabricator of Marine and Industrial Shelters
		12% PIK Secured Debt (Maturity—December 28, 2017)(14)	—	3,131	3,078	—
		Preferred Member Units (3,810 units)(28)	100.0%		5,352	—

					8,430	—

Market Force Information, LLC 371 Centennial Parkway, Suite 210 Louisville, CO 80027	Provider of Customer Experience Management Services
		LIBOR Plus 11.00% (Floor 1.00%), Current Coupon 12.48%, Secured Debt (Maturity—July 28, 2022)(9)	—	23,360	23,143	23,143
		Member Units (657,113 units)	65.7%		14,700	14,700

					37,843	37,843

MH Corbin Holding, LLC 8355 Rausch Dr. Plain City, OH 43064	Manufacturer and Distributor of Traffic Safety Products
		13% Secured Debt (Maturity—August 31, 2020)	—	12,600	12,526	12,526
		Preferred Member Units (4,000 shares)(28)	80.0%		6,000	6,000

					18,526	18,526

Mid-Columbia Lumber Products, LLC 710 "C" Street Culver, OR 97734	Manufacturer of Finger-Jointed Lumber Products
		10% Secured Debt (Maturity—January 15, 2020)	—	1,398	1,390	1,390
		12% Secured Debt (Maturity—January 15, 2020)	—	3,900	3,863	3,863
		Member Units (5,714 units)	59.5%		2,405	1,575
		9.5% Secured Debt (Mid-Columbia Real Estate, LLC) (Maturity—May 13, 2025)	—	791	791	791
		Member Units (Mid-Columbia Real Estate, LLC) (500 units)(8)	100.0%		790	1,290

					9,239	8,909

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Percent of Class Held(27)	Principal(4)	Cost(4)	Fair Value(18)

MSC Adviser I, LLC(16) 1300 Post Oak Boulevard, 8th Floor Houston, TX 77056	Third Party Investment Advisory Services
		Member Units (Fully diluted 100.0%)(8)	100.0%		—	41,768

Mystic Logistics Holdings, LLC 2187 New London Tpke South Glastonbury, CT 06073	Logistics and Distribution Services Provider for Large Volume Mailers
		12% Secured Debt (Maturity—August 15, 2019)	—	7,768	7,696	7,696
		Common Stock (5,873 shares)	63.5%		2,720	6,820

					10,416	14,516

NAPCO Precast, LLC 6949 Low Bid Lane San Antonio, TX 78250	Precast Concrete Manufacturing
		LIBOR Plus 8.50%, Current Coupon 9.98%, Secured Debt (Maturity—May 31, 2019)	—	11,475	11,439	11,475
		Member Units (2,955 units)(8)	44.5%		2,975	11,670

					14,414	23,145

NRI Clinical Research, LLC 2010 Wilshire Blvd Los Angeles, CA 90057	Clinical Research Service Provider
		LIBOR Plus 6.50% (Floor 1.50%), Current Coupon 8.00%, Secured Debt (Maturity—January 15, 2018)(9)	—	400	400	400
		14% Secured Debt (Maturity—January 15, 2018)	—	3,865	3,865	3,865
		Warrants (251,723 equivalent units; Expiration—September 8, 2021; Strike price—$0.01 per unit)	12.0%		252	500
		Member Units (1,454,167 units)	23.9%		765	2,500

					5,282	7,265

NRP Jones, LLC 210 Philadelphia St LaPorte, IN 46350	Manufacturer of Hoses, Fittings and Assemblies
		12% Secured Debt (Maturity—March 20, 2023)	—	6,376	6,376	6,376
		Member Units (65,208 units)(8)	47.4%		3,717	3,250

					10,093	9,626

NuStep, LLC 5111 Venture Drive Ann Arbor, MI 48108	Designer, Manufacturer and Distributor of Fitness Equipment
		12% Secured Debt (Maturity—January 31, 2022)	—	20,600	20,420	20,420
		Preferred Member Units (406 units)(28)	80.0%		10,200	10,200

					30,620	30,620

OMi Holdings, Inc. 1515 E I-30 Service Road Royse City, TX 75189	Manufacturer of Overhead Cranes
		Common Stock (1,500 shares)(8)	48.0%		1,080	14,110

Pegasus Research Group, LLC 4636 E. University Drive Phoenix, AZ 85034	Provider of Telemarketing and Data Services
		Member Units (460 units)(8)	43.7%		1,290	10,310

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Percent of Class Held(27)	Principal(4)	Cost(4)	Fair Value(18)

PPL RVs, Inc. 10777 Southwest Freeway Houston, TX 77074	Recreational Vehicle Dealer
		LIBOR Plus 7.00% (Floor 0.50%), Current Coupon 8.34%, Secured Debt (Maturity—November 15, 2021)(9)	—	16,100	15,972	16,100
		Common Stock (1,962 shares)(8)	52.2%		2,150	12,440

					18,122	28,540

Principle Environmental, LLC (d/b/a TruHorizon Environmental Solutions) 201 W. Ranch Court Weatherford, TX 76088	Noise Abatement Service Provider
		13% Secured Debt (Maturity—April 30, 2020)	—	7,477	7,347	7,477
		Preferred Member Units (19,631 units)(28)	87.7%		4,600	11,490
		Warrants (1,018 equivalent units; Expiration—January 31, 2021; Strike price—$0.01 per unit)	5.0%		1,200	650

					13,147	19,617

Quality Lease Service, LLC 23403B NW Zac Lentz Pkwy Victoria, TX 77905	Provider of Rigsite Accommodation Unit Rentals and Related Services
		Zero Coupon Secured Debt (Maturity—June 8, 2020)	—	7,341	7,341	6,950
		Member Units (1,000 units)	100.0%		2,868	4,938

					10,209	11,888

River Aggregates, LLC PO Box 8609 The Woodlands, TX 77387	Processor of Construction Aggregates
		Zero Coupon Secured Debt (Maturity—June 30, 2018)	—	750	707	707
		Member Units (1,150 units)	38.3%		1,150	4,610
		Member Units (RA Properties, LLC) (1,500 units)	50.0%		369	2,559

					2,226	7,876

SoftTouch Medical Holdings, LLC 1800 Sandy Plains Ind Pkwy NE #224 Marietta, GA 30066	Provider of In-Home Pediatric Durable Medical Equipment
		LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.36%, Secured Debt (Maturity—October 31, 2019)(9)	—	7,140	7,110	7,140
		Member Units (4,450 units)(8)	45.9%		4,930	10,089

					12,040	17,229

The MPI Group, LLC 319 North Hills Road Corbin, KY 40701	Manufacturer of Custom Hollow Metal Doors, Frames and Accessories
		9% Secured Debt (Maturity—October 2, 2018)	—	2,924	2,923	2,410
		Series A Preferred Units (2,500 units)(28)	100.0%		2,500	—
		Warrants (1,424 equivalent units; Expiration—July 1, 2024; Strike price—$0.01 per unit)	59.4%		1,096	—
		Member Units (MPI Real Estate Holdings, LLC) (100 units)(8)	100.0%		2,300	2,389

					8,819	4,799

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Percent of Class Held(27)	Principal(4)	Cost(4)	Fair Value(18)

Uvalco Supply, LLC 2521 E. Main St. Uvalde, TX 78801	Farm and Ranch Supply Store
		9% Secured Debt (Maturity—January 1, 2019)	—	348	348	348
		Member Units (1,867 units)(8)	79.5%		3,579	3,880

					3,927	4,228

Vision Interests, Inc. 6630 Arroyo Springs St., Ste. 600 Las Vegas, NV 89113	Manufacturer / Installer of Commercial Signage
		13% Secured Debt (Maturity—December 23, 2018)	—	2,814	2,797	2,797
		Series A Preferred Stock (3,000,000 shares)(28)	100.0%		3,000	3,000
		Common Stock (1,126,242 shares)	16.7%		3,706	—

					9,503	5,797

Ziegler's NYPD, LLC 13901 North 73rd St., #219 Scottsdale, AZ 85260	Casual Restaurant Group
		6.5% Secured Debt (Maturity—October 1, 2019)	—	1,000	996	996
		12% Secured Debt (Maturity—October 1, 2019)	—	300	300	300
		14% Secured Debt (Maturity—October 1, 2019)	—	2,750	2,750	2,750
		Warrants (587 equivalent units; Expiration—September 29, 2018; Strike price—$0.01 per unit)	4.0%		600	—
		Preferred Member Units (10,072 units)(28)	100.0%		2,834	3,220

					7,480	7,266

Subtotal Control Investments (34.6% of total investments at fair value)					$530,034	$750,706

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Percent of Class Held(27)	Principal(4)	Cost(4)	Fair Value(18)

Affiliate Investments(6)

AFG Capital Group, LLC 900 McDuff Avenue Grandview, TX 76050	Provider of Rent-to-Own Financing Solutions and Services
		Warrants (42 equivalent units; Expiration—November 7, 2024; Strike price—$0.01 per unit)	4.0%		$259	$860
		Member Units (186 units)(8)(28)	80.0%		1,200	3,590

					1,459	4,450

Barfly Ventures, LLC(10) 1 Ionia Avenue SW, Suite 200 Grand Rapids, MI 49503	Casual Restaurant Group
		12% Secured Debt (Maturity—August 31, 2020)	—	8,715	8,572	8,715
		Options (2 equivalent units)	3.3%		397	920
		Warrant (1 equivalent unit; Expiration—August 31, 2025; Strike price—$1.00 per unit)	1.8%		473	520

					9,442	10,155

BBB Tank Services, LLC 162 Independence Parkway North Baytown, TX 77520	Maintenance, Repair and Construction Services to the Above-Ground Storage Tank Market
		LIBOR Plus 8.00% (Floor 1.00%), Current Coupon 9.36%, Secured Debt (Maturity—April 8, 2021) (9)	—	800	778	778
		15% Secured Debt (Maturity—April 8, 2021)	—	4,000	3,876	3,876
		Member Units (800,000 units)	10.2%		800	500

					5,454	5,154

Boccella Precast Products LLC 324 New Brooklyn Rd Berlin, NJ 08009	Manufacturer of Precast Hollow Core Concrete
		LIBOR Plus 10.00% (Floor 1.00%), Current Coupon 11.34%, Secured Debt (Maturity—June 30, 2022)(9)	—	16,400	16,230	16,400
		Member Units (2,160,000 units)	19.2%		2,160	3,440

					18,390	19,840

Boss Industries, LLC 1761 Genesis Drive LaPorte, IN 46350	Manufacturer and Distributor of Air, Power and Other Industrial Equipment
		Preferred Member Units (2,242 units)(8)(28)	29.5%		2,080	3,930

Bridge Capital Solutions Corporation 300 Motor Parkway, Suite 215 Hauppauge, NY 11788	Financial Services and Cash Flow Solutions Provider
		13% Secured Debt (Maturity—July 25, 2021)	—	7,500	5,884	5,884
		Warrants (63 equivalent shares; Expiration—July 25, 2026; Strike price—$0.01 per share)	24.0%		2,132	3,520
		13% Secured Debt (Mercury Service Group, LLC) (Maturity—July 25, 2021)	—	1,000	992	1,000
		Preferred Member Units (Mercury Service Group, LLC) (17,742 units)(8)(28)	62.0%		1,000	1,000

					10,008	11,404

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Percent of Class Held(27)	Principal(4)	Cost(4)	Fair Value(18)

Buca C, LLC 4700 Millenua Blvd., #400 Orlando, FL 32839	Casual Restaurant Group
		LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.63%, Secured Debt (Maturity—June 30, 2020)(9)	—	20,304	20,193	20,193
		Preferred Member Units (6 units; 6% cumulative)(8)(19)(28)	60.0%		4,177	4,172

					24,370	24,365

CAI Software LLC 36 Thurber Boulevard Smithfield, RI 02917	Provider of Specialized Enterprise Resource Planning Software
		12% Secured Debt (Maturity—October 10, 2019)	—	4,083	4,060	4,083
		Member Units (65,356 units)(8)	14.8%		654	3,230

					4,714	7,313

Chandler Signs Holdings, LLC(10) 14201 Sovereign Rd Fort Worth, TX 76155	Sign Manufacturer
		12% Secured Debt (Maturity—July 4, 2021)	—	4,500	4,468	4,500
		Class A Units (1,500,000 units)(8)	8.9%		1,500	2,650

					5,968	7,150

Condit Exhibits, LLC 5151 Bannock St Denver, CO 80435	Tradeshow Exhibits / Custom Displays Provider
		Member Units (3,936 units)(8)	15.0%		100	1,950

Congruent Credit Opportunities Funds(12)(13) 3131 McKinney Ave., Suite 850 Dallas, TX 75204	Investment Partnership
		LP Interests (Congruent Credit Opportunities Fund II, LP) (Fully diluted 19.8%)(8)	19.8%		5,730	1,515
		LP Interests (Congruent Credit Opportunities Fund III, LP) (Fully diluted 17.4%)(8)	17.4%		17,869	18,632

					23,599	20,147

Dos Rios Partners(12)(13) 205 Wild Basin Road S. Building 3, Suite 100 Austin, Texas 78746	Investment Partnership
		LP Interests (Dos Rios Partners, LP) (Fully diluted 20.2%)	20.2%		5,996	7,165
		LP Interests (Dos Rios Partners—A, LP) (Fully diluted 6.4%)	6.4%		1,904	1,889

					7,900	9,054

Dos Rios Stone Products LLC(10) 3500 FM 2843 Florence, TX 76527	Limestone and Sandstone Dimension Cut Stone Mining Quarries
		Class A Units (2,000,000 units)(8)(28)	17.7%		2,000	1,790

East Teak Fine Hardwoods, Inc. 1106 Drake Road Donalds, SC 29638	Distributor of Hardwood Products
		Common Stock (6,250 shares)(8)	5.0%		480	630

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Percent of Class Held(27)	Principal(4)	Cost(4)	Fair Value(18)

EIG Fund Investments(12)(13) Three Allen Center 333 Clay Street Suite 3500 Houston, TX 77002	Investment Partnership
		LP Interests (EIG Global Private Debt Fund-A, L.P.) (Fully diluted 11.1%)(8)	11.1%		1,103	1,055

Freeport Financial Funds(12)(13) 200 South Wacker Dr, Suite 750 Chicago, Illinois 60606	Investment Partnership
		LP Interests (Freeport Financial SBIC Fund LP) (Fully diluted 9.3%)(8)	9.3%		5,974	5,614
		LP Interests (Freeport First Lien Loan Fund III LP) (Fully diluted 6.0%)(8)	6.0%		8,558	8,506

					14,532	14,120

Gault Financial, LLC (RMB Capital, LLC) 409 Bearden Circle Knoxville, TN 37919	Purchases and Manages Collection of Healthcare and other Business Receivables
		10.5% Secured Debt (Maturity—January 1, 2019)	—	12,483	12,483	11,532
		Warrants (29,032 equivalent units; Expiration—February 9, 2022; Strike price—$0.01 per unit)	22.5%		400	—

					12,883	11,532

Guerdon Modular Holdings, Inc. 5556 S Federal Way Boise, ID 83716	Multi-Family and Commercial Modular Construction Company
		13% Secured Debt (Maturity—August 13, 2019)	—	10,708	10,632	10,632
		Preferred Stock (404,998 shares)(28)	24.2%		1,140	—
		Common Stock (212,033 shares)	7.3%		2,983	—

					14,755	10,632

Harris Preston Fund Investments(12)(13) 2901 Via Fortuna Austin, TX 78746	Investment Partnership
		LP Interests (HPEP 3, L.P.) (Fully diluted 9.9%)	9.9%		943	943

Hawk Ridge Systems, LLC(13) 575 Clyde Ave Mountain View, CA 94043	Value-Added Reseller of Engineering Design and Manufacturing Solutions
		11% Secured Debt (Maturity—December 2, 2021)	—	14,300	14,175	14,300
		Preferred Member Units (226 units)(8)(28)	80.0%		2,850	3,800
		Preferred Member Units (HRS Services, ULC) (226 units)(8)(28)	80.0%		150	200

					17,175	18,300

Houston Plating and Coatings, LLC 1315 Georgia St South Houston, TX 77587	Provider of Plating and Industrial Coating Services
		8% Unsecured Convertible Debt (Maturity—May 1, 2022)		3,000	3,000	3,200
		Member Units (315,756 units)	14.3%		2,179	6,140

					5,179	9,340

I-45 SLF LLC(12)(13) 5400 Lyndon B Johnson Freeway Suite 1300 Dallas, TX 75240	Investment Partnership
		Member Units (Fully diluted 20.0%; 24.4% profits interest)(8)	20.0%		16,200	16,841

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Percent of Class Held(27)	Principal(4)	Cost(4)	Fair Value(18)

L.F. Manufacturing Holdings, LLC(10) P.O. Box 578 Giddings, TX 78942	Manufacturer of Fiberglass Products
		Member Units (2,179,001 units)	14.1%		2,019	2,000

Meisler Operating LLC 1103 E. Franklin Street Evansville, IN 47711	Provider of Short-term Trailer and Container Rental
		LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 9.84%, Secured Debt (Maturity—June 7, 2022)(9)	—	16,800	16,633	16,633
		Member Units (Milton Meisler Holdings LLC) (31,976 units)	18.8%		3,200	3,390

					19,833	20,023

OnAsset Intelligence, Inc. 8407 Sterling St Irving, TX 75063	Provider of Transportation Monitoring / Tracking Products and Services
		12% PIK Secured Debt (Maturity—June 30, 2021)(19)	—	5,094	5,094	5,094
		10% PIK Unsecured Debt (Maturity—June 30, 2021)(19)		48	48	48
		Preferred Stock (912 shares)(28)	50.0%		1,981	—
		Warrants (5,333 equivalent shares; Expiration—April 18, 2021; Strike price—$0.01 per share)	14.7%		1,919	—

					9,042	5,142

OPI International Ltd.(13) 4545 Post Oak Place Drive Houston, TX 77027	Provider of Man Camp and Industrial Storage Services
		Common Stock (20,766,317 shares)	11.5%		1,371	—

PCI Holding Company, Inc. 12201 Magnolia Avenue Riverside, CA 92503	Manufacturer of Industrial Gas Generating Systems
		12% Secured Debt (Maturity—March 31, 2019)	—	12,650	12,593	12,593
		Preferred Stock (1,740,000 shares) (non-voting)(28)	58.0%		1,740	2,610
		Preferred Stock (1,500,000 shares; 20% cumulative)(8)(19)(28)	27.8%		3,927	890

					18,260	16,093

Rocaceia, LLC (Quality Lease and Rental Holdings, LLC) 23403B NW Zac Lentz Pkwy Victoria, TX 77905	Provider of Rigsite Accommodation Unit Rentals and Related Services
		12% Secured Debt (Maturity—January 8, 2018)(14)(15)	—	30,785	30,281	250
		Preferred Member Units (250 units)	22.2%		2,500	—

					32,781	250

Tin Roof Acquisition Company 1516 Demonbreun Street Nashville, TN 37203	Casual Restaurant Group
		12% Secured Debt (Maturity—November 13, 2018)	—	12,783	12,722	12,722
		Class C Preferred Stock (Fully diluted 10.0%; 10% cumulative)(8)(19)(28)	100.0%		3,027	3,027

					15,749	15,749

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Percent of Class Held(27)	Principal(4)	Cost(4)	Fair Value(18)

UniTek Global Services, Inc.(11) 1777 Sentry Parkway West Gwynedd Hall, Suite 202 Blue Bell, PA 19422	Provider of Outsourced Infrastructure Services
		LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 10.20%, Secured Debt (Maturity—January 13, 2019)(9)	—	8,535	8,529	8,535
		LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 9.20% / 1.00% PIK, Current Coupon Plus PIK 10.20%, Secured Debt (Maturity—January 13, 2019)(9)(19)	—	137	137	137
		15% PIK Unsecured Debt (Maturity—July 13, 2019)(19)	—	865	865	865
		Preferred Stock (2,596,567 shares; 19% cumulative)(8)(19)(28)	8.7%		2,858	2,850
		Preferred Stock (4,935,377 shares; 13.5% cumulative)(8)(19)(28)	7.1%		7,361	7,320
		Common Stock (1,075,992 shares)	7.5%		—	2,490

					19,750	22,197

Universal Wellhead Services Holdings, LLC(10) 5729 Leopard St. Bldg 9 Corpus Christi, TX 78408	Provider of Wellhead Equipment, Designs, and Personnel to the Oil & Gas Industry
		Preferred Member Units (UWS Investments, LLC) (716,949 units)(28)	13.6%		717	830
		Member Units (UWS Investments, LLC) (4,000,000 units)	10.1%		4,000	1,910

					4,717	2,740

Valley Healthcare Group, LLC 2330 W Broadway, Suite 112 Mesa, AZ 85202	Provider of Durable Medical Equipment
		LIBOR Plus 12.50% (Floor 0.50%), Current Coupon 13.86%, Secured Debt (Maturity—December 29, 2020)(9)	—	11,766	11,685	11,685
		Preferred Member Units (Valley Healthcare Holding, LLC) (1,600 units)(28)	80.0%		1,600	1,600

					13,285	13,285

Volusion, LLC 1835 Kramer Lane #100 Austin, TX 78758	Provider of Online Software-as-a-Service eCommerce Solutions
		11.5% Secured Debt (Maturity—January 26, 2020)	—	16,734	15,200	15,200
		Preferred Member Units (4,876,670 units)(28)	70.0%		14,000	14,000
		Warrants (1,831,355 equivalent units; Expiration—January 26, 2025; Strike price—$0.01 per unit)	2.7%		2,576	2,080

					31,776	31,280

Subtotal Affiliate Investments (15.6% of total investments at fair value)					$367,317	$338,854

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Percent of Class Held(27)	Principal(4)	Cost(4)	Fair Value(18)

Non-Control/Non-Affiliate Investments(7)

AAC Holdings, Inc.(11) 200 Powell Pl. Brentwood, TN 37027	Substance Abuse Treatment Service Provider
		LIBOR Plus 6.75% (Floor 1.00%), Current Coupon 8.13%, Secured Debt (Maturity—June 30, 2023)(9)	—	$11,751	$11,475	$11,810

Adams Publishing Group, LLC(10) 1600 West End Boulevard, Suite 100 St. Louis Park, MN 55416	Local Newspaper Operator
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.69%, Secured Debt (Maturity—November 3, 2020)(9)	—	10,341	10,116	10,147

ADS Tactical, Inc.(10) 621 Lynnhaven Parkway, Suite 400 Virginia Beach, VA 23452	Value-Added Logistics and Supply Chain Provider to the Defense Industry
		LIBOR Plus 7.50% (Floor 0.75%), Current Coupon 9.19%, Secured Debt (Maturity—December 31, 2022)(9)	—	13,014	12,767	12,833

Aethon United BR LP(10) 12377 Merit Dr. #1200 Dallas, TX 75251	Oil & Gas Exploration & Production
		LIBOR Plus 6.75% (Floor 1.00%), Current Coupon 8.15%, Secured Debt (Maturity—September 8, 2023)(9)	—	3,438	3,388	3,388

Ahead, LLC(10) 150 S. Wacker Drive, Suite 2500 Chicago, IL 60606	IT Infrastructure Value Added Reseller
		LIBOR Plus 6.50%, Current Coupon 8.20%, Secured Debt (Maturity—November 2, 2020)	—	11,061	10,848	11,130

Allflex Holdings III Inc.(11) 2805 East 14th Street Dallas, TX 75261	Manufacturer of Livestock Identification Products
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.36%, Secured Debt (Maturity—July 19, 2021)(9)	—	13,846	13,781	13,955

American Scaffold Holdings, Inc.(10) 3210 Commercial Street San Diego, CA 92113	Marine Scaffolding Service Provider
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 8.19%, Secured Debt (Maturity—March 31, 2022)(9)	—	7,031	6,947	6,996

American Teleconferencing Services, Ltd.(11) 3280 Peachtree Rd N.E., Suite 1000 Atlanta, GA 30305	Provider of Audio Conferencing and Video Collaboration Solutions
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.90%, Secured Debt (Maturity—December 8, 2021)(9)	—	10,582	9,934	10,443
		LIBOR Plus 9.50% (Floor 1.00%), Current Coupon 10.85%, Secured Debt (Maturity—June 6, 2022)(9)	—	3,714	3,589	3,507

					13,523	13,950

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Percent of Class Held(27)	Principal(4)	Cost(4)	Fair Value(18)

Anchor Hocking, LLC(11) 519 N. Pierce Avenue Lancaster, OH 43130	Household Products Manufacturer
		LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.49%, Secured Debt (Maturity—June 4, 2020)(9)	—	2,254	2,211	2,248
		Member Units (440,620 units)	4.4%		4,928	3,745

					7,139	5,993

Apex Linen Service, Inc. 6375 Arville Street Las Vegas, NV 89118	Industrial Launderers
		LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.36%, Secured Debt (Maturity—October 30, 2022)(9)	—	2,400	2,400	2,400
		16% Secured Debt (Maturity—October 30, 2022)	—	14,416	14,347	14,347

					16,747	16,747

Arcus Hunting LLC.(10) 14161 Lake Forest Drive, Unit A Covington, GA 30014	Manufacturer of Bowhunting and Archery Products and Accessories
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.34%, Secured Debt (Maturity—November 13, 2019)(9)	—	15,391	15,294	15,391

ATI Investment Sub, Inc.(11) 3901 Midway Place NE Albuquerque, NM 87109	Manufacturer of Solar Tracking Systems
		LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.82%, Secured Debt (Maturity—June 22, 2021)(9)	—	7,364	7,215	7,346

ATX Networks Corp.(11)(13)(21) 1-501 Clements Road West Ajax, ON L1S 7H4	Provider of Radio Frequency Management Equipment
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.33% / 1.00% PIK, Current Coupon Plus PIK 8.33%, Secured Debt (Maturity—June 11, 2021)(9)(19)	—	9,567	9,454	9,507

Berry Aviation, Inc.(10) 1807 Airport Drive San Marcos, TX 78666	Airline Charter Service Operator
		13.75% Secured Debt (Maturity—January 30, 2020)	—	5,627	5,598	5,627
		Common Stock (553 shares)	2.0%		400	1,010

					5,998	6,637

BigName Commerce, LLC(10) 5300 New Horizons Blvd. Amityville, NY 11701	Provider of Envelopes and Complimentary Stationery Products
		LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.59%, Secured Debt (Maturity—May 11, 2022)(9)	—	2,488	2,461	2,461

Binswanger Enterprises, LLC(10) 965 Ridge Lake Blvd. Memphis, TN 38120	Glass Repair and Installation Service Provider
		LIBOR Plus 8.00% (Floor 1.00%), Current Coupon 9.69%, Secured Debt (Maturity—March 9, 2022)(9)	—	15,325	15,060	15,192
		Member Units (1,050,000 units)	2.8%		1,050	1,000

					16,110	16,192

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Percent of Class Held(27)	Principal(4)	Cost(4)	Fair Value(18)

Bluestem Brands, Inc.(11) 6509 Flying Cloud Dr. Eden Prairie, MN 55344	Multi-Channel Retailer of General Merchandise
		LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 9.07%, Secured Debt (Maturity—November 6, 2020)(9)	—	12,127	11,955	8,540

Brainworks Software, LLC(10) 100 South Main Street Sayville, NY 11782	Advertising Sales and Newspaper Circulation Software
		Prime Plus 9.25% (Floor 3.25%), Current Coupon 13.75%, Secured Debt (Maturity—July 22, 2019)(9)	—	6,733	6,705	6,573

Brightwood Capital Fund Investments(12)(13) 1540 Broadway, 23rd Floor New York, NY 10036	Investment Partnership
		LP Interests (Brightwood Capital Fund III, LP) (Fully diluted 1.6%)(8)	1.6%		12,000	10,328
		LP Interests (Brightwood Capital Fund IV, LP) (Fully diluted 0.8%)(8)	0.8%		1,000	1,063

					13,000	11,391

Brundage-Bone Concrete Pumping, Inc.(11) 6461 Downing St Denver, CO 80229	Construction Services Provider
		10.375% Secured Debt (Maturity—September 1, 2023)	—	3,000	2,987	3,180

Cadence Aerospace LLC(10) 610 Newport Center Drive, Suite 950 Newport Beach, CA 92660	Aerostructure Manufacturing
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.91%, Secured Debt (Maturity—November 14, 2023)(9)	—	15,000	14,853	14,853

CapFusion, LLC(13) 2310 W 75th Street Prairie Village, KS 66028	Non-Bank Lender to Small Businesses
		13% Secured Debt (Maturity—March 25, 2021)(14)	—	6,705	5,645	1,871

California Pizza Kitchen, Inc.(11) 12181 Bluff Creek Drive Playa Vista, CA 90094	Casual Restaurant Group
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.57%, Secured Debt (Maturity—August 23, 2022)(9)	—	12,902	12,862	12,677

CDHA Management, LLC(10) 300 Frank W. Burr Blvd, Suite 5 Teaneck, NJ 07666	Dental Services
		LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.76%, Secured Debt (Maturity—December 5, 2021)(9)	—	5,365	5,303	5,365

Central Security Group, Inc.(11) 2248 E. 81st St. Suite 4300 Tulsa, OK 74137	Security Alarm Monitoring Service Provider
		LIBOR Plus 5.63% (Floor 1.00%), Current Coupon 7.19%, Secured Debt (Maturity—October 6, 2021)(9)	—	7,481	7,462	7,518

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Percent of Class Held(27)	Principal(4)	Cost(4)	Fair Value(18)

Cenveo Corporation(11) 200 First Stamford Place Stamford, CT 06902	Provider of Commercial Printing, Envelopes, Labels, and Printed Office Products
		6% Secured Debt (Maturity—August 1, 2019)	—	19,130	17,126	13,582

Charlotte Russe, Inc.(11) 575 Florida Street San Francisco, CA 94010	Fast-Fashion Retailer to Young Women
		LIBOR Plus 5.50% (Floor 1.25%), Current Coupon 6.89%, Secured Debt (Maturity—May 22, 2019)(9)	—	19,041	16,473	7,807

Clarius BIGS, LLC(10) 311 N Robertson Blvd Beverly Hills, CA 90211	Prints & Advertising Film Financing
		15% PIK Secured Debt (Maturity—January 5, 2015)(14)(17)	—	2,924	2,924	85

Clickbooth.com, LLC(10) 5911 N. Honore Avenue Suite 114 Sarasota, FL 34243	Provider of Digital Advertising Performance Marketing Solutions
		LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 10.01%, Secured Debt (Maturity—December 5, 2022)(9)	—	3,000	2,941	2,941

Construction Supply Investments, LLC(10) Nine Greenway Plaza, Suite 2400 Houston, TX 77046	Distribution Platform of Specialty Construction Materials to Professional Concrete and Masonry Contractors
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.57%, Secured Debt (Maturity—June 30, 2023)(9)	—	7,125	7,090	7,090
		Member Units (28,000 units)	2.5%		3,723	3,723

					10,813	10,813

CTVSH, PLLC(10) 4434 Frontier Trail Austin, TX 78745	Emergency Care and Specialty Service Animal Hospital
		LIBOR Plus 8.00% (Floor 1.00%), Current Coupon 9.48%, Secured Debt (Maturity—August 3, 2022)(9)	—	11,850	11,739	11,739

Darr Equipment LP(10) 350 Bank Street Southlake, TX 76092	Heavy Equipment Dealer
		11.5% Current / 1% PIK Secured Debt (Maturity—June 22, 2023)(19)	—	7,229	7,229	7,229
		Warrants (915,734 equivalent units; Expiration—December 23, 2023; Strike price—$1.50 per unit)	1.4%		474	10

					7,703	7,239

Digital River, Inc.(11) 10380 Bren Road West Minnetonka, MN 55343	Provider of Outsourced e-Commerce Solutions and Services
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 8.08%, Secured Debt (Maturity—February 12, 2021)(9)	—	9,313	9,266	9,337

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Percent of Class Held(27)	Principal(4)	Cost(4)	Fair Value(18)

Drilling Info Holdings, Inc. 2901 via Fortuna #200 Austin, TX 78746	Information Services for the Oil and Gas Industry
		Common Stock (3,788,865 shares)(8)	1.9%		—	8,610

EnCap Energy Fund Investments(12)(13) 1100 Louisiana Street, Suite 4900 Houston, TX 77002	Investment Partnership
		LP Interests (EnCap Energy Capital Fund VIII, L.P.) (Fully diluted 0.1%)(8)	0.1%		3,906	2,202
		LP Interests (EnCap Energy Capital Fund VIII Co-Investors, L.P.) (Fully diluted 0.4%)	0.4%		2,227	1,549
		LP Interests (EnCap Energy Capital Fund IX, L.P.) (Fully diluted 0.1%)(8)	0.1%		4,305	3,720
		LP Interests (EnCap Energy Capital Fund X, L.P.) (Fully diluted 0.1%)(8)	0.1%		6,277	6,225
		LP Interests (EnCap Flatrock Midstream Fund II, L.P.) (Fully diluted 0.8%)(8)	0.8%		6,138	6,116
		LP Interests (EnCap Flatrock Midstream Fund III, L.P.) (Fully diluted 0.2%)	0.2%		3,458	3,828

					26,311	23,640

Evergreen Skills Lux S.á r.l. (d/b/a Skillsoft)(11)(13) 107 Northeastern Blvd. Nashua, NH 03062	Technology-based Performance Support Solutions
		LIBOR Plus 8.25% (Floor 1.00%), Current Coupon 9.82%, Secured Debt (Maturity—April 28, 2022)(9)	—	6,999	6,878	6,244

Extreme Reach, Inc.(11) 75 2nd Avenue, Suite 720 Needham, MA 02494	Integrated TV and Video Advertising Platform
		LIBOR Plus 6.25% (Floor 1.00%), Current Coupon 7.95%, Secured Debt (Maturity—February 7, 2020)(9)	—	10,411	10,397	10,398

Felix Investments Holdings II(10) 1530 16th Street, Suite 500 Denver, CO 80202	Oil & Gas Exploration & Production
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.90%, Secured Debt (Maturity—August 9, 2022)(9)	—	3,333	3,267	3,267

Flavors Holdings Inc.(11) 300 Jefferson St. Camden, NJ 08104	Global Provider of Flavoring and Sweetening Products
		LIBOR Plus 5.75% (Floor 1.00%), Current Coupon 7.44%, Secured Debt (Maturity—April 3, 2020)(9)	—	13,076	12,616	12,128

GI KBS Merger Sub LLC(11) 3605 Ocean Ranch Blvd. Oceanside, CA 92056	Outsourced Janitorial Services to Retail/Grocery Customers
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.48%, Secured Debt (Maturity—October 29, 2021)(9)	—	6,807	6,733	6,833
		LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 9.88%, Secured Debt (Maturity—April 29, 2022)(9)	—	3,915	3,769	3,793

					10,502	10,626

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Percent of Class Held(27)	Principal(4)	Cost(4)	Fair Value(18)

GoWireless Holdings, Inc.(11) 9970 W. Cheyenne Avenue #100 Las Vegas, NV 89129	Provider of Wireless Telecommunications Carrier Services
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 8.16%, Secured Debt (Maturity—December 22, 2024)(9)	—	18,000	17,820	17,865

Grace Hill, LLC(10) 15 S Main Street, Suite 500 Greenville, SC 29601	Online Training Tools for the Multi-Family Housing Industry
		Prime Plus 5.25% (Floor 1.00%), Current Coupon 9.75%, Secured Debt (Maturity—August 15, 2019)(9)	—	1,215	1,208	1,215
		LIBOR Plus 6.25% (Floor 1.00%), Current Coupon 7.58%, Secured Debt (Maturity—August 15, 2019)(9)	—	11,407	11,356	11,407

					12,564	12,622

Great Circle Family Foods, LLC(10) 4760 E. Los Coyotes Diagonal Long Beach, CA 90815	Quick Service Restaurant Franchise
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.34%, Secured Debt (Maturity—October 28, 2019)(9)	—	7,219	7,187	7,219

Grupo Hima San Pablo, Inc.(11) P.O. Box 4980 Caguas, Puerto Rico 00726	Tertiary Care Hospitals
		LIBOR Plus 7.00% (Floor 1.50%), Current Coupon 8.50%, Secured Debt (Maturity—January 31, 2018)(9)	—	4,750	4,748	3,541
		13.75% Secured Debt (Maturity—July 31, 2018)	—	2,055	2,040	226

					6,788	3,767

GST Autoleather, Inc.(11) 20 Oak Hollow Dr Suite 300 Southfield, MI 48033	Automotive Leather Manufacturer
		PRIME Plus 6.50% (Floor 2.25%), Current Coupon 11.00%, Secured Debt (Maturity—April 5, 2018)(9)	—	7,578	7,500	7,500
		PRIME Plus 6.50% (Floor 2.00%), Current Coupon 11.00%, Secured Debt (Maturity—July 10, 2020)(9)	—	15,619	15,120	11,813

					22,620	19,313

Guitar Center, Inc.(11) 5795 Lindero Canyon Road Westlake Village, CA 91362	Musical Instruments Retailer
		6.5% Secured Debt (Maturity—April 15, 2019)	—	16,625	16,009	15,378

Hojeij Branded Foods, LLC(10) 1750 The Exchange, Suite 200 Atlanta, GA 30339	Multi-Airport, Multi- Concept Restaurant Operator
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.57%, Secured Debt (Maturity—July 20, 2022)(9)	—	12,137	12,022	12,137

Hoover Group, Inc.(10)(13) 2135 Highway 6 South Houston, TX 77077	Provider of Storage Tanks and Related Products to the Energy and Petrochemical Markets
		LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.70%, Secured Debt (Maturity—January 28, 2021)(9)	—	8,460	7,986	7,783

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Percent of Class Held(27)	Principal(4)	Cost(4)	Fair Value(18)

Hostway Corporation(11) 100 N Riverside, Suite 800 Chicago, IL 60606	Managed Services and Hosting Provider
		LIBOR Plus 6.75% (Floor 1.25%), Current Coupon 8.44%, Secured Debt (Maturity—December 13, 2019)(9)	—	20,150	19,796	19,621
		LIBOR Plus 6.75% (Floor 1.25%), Current Coupon 8.44%, Secured Debt (Maturity—December 13, 2018)(9)	—	12,406	11,575	11,692

					31,371	31,313

Hunter Defense Technologies, Inc.(11) 30500 Aurora Road, Suite 100 Solon, OH 44139	Provider of Military and Commercial Shelters and Systems
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.70%, Secured Debt (Maturity—August 5, 2019)(9)	—	20,224	19,851	19,997

Hydrofarm Holdings LLC(10) 2249 S. Mcdowell Ext Petaluma, CA 94954	Wholesaler of Horticultural Products
		LIBOR Plus 7.00%, Current Coupon 8.49%, Secured Debt (Maturity—May 12, 2022)	—	6,708	6,588	6,699

iEnergizer Limited(11)(13)(21) Mont Crevelt House, Bulwer Avenue St Sampson, Guernsey GY2 4LH	Provider of Business Outsourcing Solutions
		LIBOR Plus 6.00% (Floor 1.25%), Current Coupon 7.57%, Secured Debt (Maturity—May 1, 2019)(9)	—	11,005	10,764	10,977

Implus Footcare, LLC(10) 2001 TW Alexander Drive Box 13925 Durham, NC 27709	Provider of Footwear and Related Accessories
		LIBOR Plus 6.75% (Floor 1.00%), Current Coupon 8.44%, Secured Debt (Maturity—April 30, 2021)(9)	—	19,372	19,115	19,243

Indivior Finance LLC(11)(13) 10710 Midlothian Turnpike, Suite 430 Richmond, VA 23235	Specialty Pharmaceutical Company Treating Opioid Dependence
		LIBOR Plus 4.50% (Floor 1.00%), Current Coupon 5.50%, Secured Debt (Maturity—December 18, 2022)(9)	—	1,176	1,171	1,182

Industrial Services Acquisition, LLC(10) 9 Greenway Plaza, Suite 2400 Houston, TX 77046	Industrial Cleaning Services
		11.25% Current / 0.75% PIK Unsecured Debt (Maturity— December 17, 2022)(19)	—	4,553	4,478	4,553
		Member Units (Industrial Services Investments, LLC) (900,000 units)	0.6%		900	810

					5,378	5,363

Inn of the Mountain Gods Resort and Casino(11) 287 Carrizo Canyon Road Mescalero, NM 88340	Hotel & Casino Owner & Operator
		9.25% Secured Debt (Maturity—November 30, 2020)	—	6,249	5,994	5,687

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Percent of Class Held(27)	Principal(4)	Cost(4)	Fair Value(18)

iPayment, Inc.(11) 126 East 56th Street New York, NY 10022	Provider of Merchant Acquisition
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.62%, Secured Debt (Maturity—April 11, 2023)(9)	—	11,970	11,861	12,090

iQor US Inc.(11) 200 Central Avenue One Progress Plaza 7th Floor St. Petersburg, FL 33701	Business Process Outsourcing Services Provider
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.69%, Secured Debt (Maturity—April 1, 2021)(9)	—	990	983	986

irth Solutions, LLC 5009 Horizons Drive Columbus, OH 43220	Provider of Damage Prevention Information Technology Services
		Member Units (27,893 units)	2.8%		1,441	1,920

Jacent Strategic Merchandising, LLC(10) 860 Welsh Road Huntingdon Valley, PA 19006	General Merchandise Distribution
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 8.01%, Secured Debt (Maturity—September 16, 2020)(9)	—	11,110	11,054	11,110

Jackmont Hospitality, Inc.(10) 1760 Peachtree Street, Suite 200 Atlanta, GA 30309	Franchisee of Casual Dining Restaurants
		LIBOR Plus 6.75% (Floor 1.00%), Current Coupon 8.32%, Secured Debt (Maturity—May 26, 2021)(9)	—	4,390	4,379	4,390

Jacuzzi Brands LLC(11) 13925 City Center Dr #200 Chino Hills, CA 91709	Manufacturer of Bath and Spa Products
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.69%, Secured Debt (Maturity—June 28, 2023)(9)	—	3,950	3,876	3,980

Joerns Healthcare, LLC(11) 2430 Whitehall Park Drive, Suite 100 Charlotte, NC 28273	Manufacturer and Distributor of Health Care Equipment & Supplies
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.48% Secured Debt (Maturity—May 9, 2020)(9)	—	13,387	13,299	12,472

Keypoint Government Solutions, Inc.(10) 115 East 57th Street New York, NY 10022	Provider of Pre-Employment Screening Services
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.35%, Secured Debt (Maturity—April 18, 2024)(9)	—	12,031	11,921	12,031

Larchmont Resources, LLC(11) 333 Clay Street, Suite 3500 Houston, TX 77002	Oil & Gas Exploration & Production
		LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.53%, PIK Secured Debt (Maturity—August 7, 2020) (9)(19)	—	2,418	2,418	2,394
		Member Units (Larchmont Intermediate Holdco, LLC) (2,828 units)	2.8%		353	976

					2,771	3,370

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Percent of Class Held(27)	Principal(4)	Cost(4)	Fair Value(18)

LKCM Headwater InvestmentsI, L.P.(12)(13) 301 Commerce Street, Suite 1600 Fort Worth, TX 76102	Investment Partnership
		LP Interests (Fully diluted 2.3%)	2.3%		2,500	4,234

Logix Acquisition Company, LLC(10) 2950 N. Loop W. 8th Floor Houston, TX 77092	Competitive Local Exchange Carrier
		LIBOR Plus 5.75% (Floor 1.00%), Current Coupon 7.28%, Secured Debt (Maturity—August 9, 2024)(9)	—	10,135	9,921	9,921

Looking Glass Investments, LLC(12)(13) 316 E Silver Spring Drive, Suite 206 Milwaukee, WI 53217	Specialty Consumer Finance
		Member Units (2.5 units)	2.5%		125	57
		Member Units (LGI Predictive Analytics LLC) (190,712 units)(8)	2.6%		108	92

					233	149

LSF9 Atlantis Holdings, LLC(11) 772 Prairie Center Drive Suite 420 Eden Prairie, MN 55344	Provider of Wireless Telecommunications Carrier Services
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.57%, Secured Debt (Maturity—May 1, 2023)(9)	—	2,963	2,931	2,978

Lulu's Fashion Lounge, LLC(10) 195 Humboldt Ave Chico, CA 95928	Fast Fashion E-Commerce Retailer
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.57%, Secured Debt (Maturity—August 28, 2022)(9)	—	13,381	12,993	13,531

Messenger, LLC(10) 318 East 7th Street Auburn, IN 46706	Supplier of Specialty Stationery and Related Products to the Funeral Industry
		LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.74%, Secured Debt (Maturity—September 9, 2020)(9)	—	17,331	17,249	17,331

Minute Key, Inc. 4760 Walnut Street, Suite 105 Boulder, CO 80301	Operator of Automated Key Duplication Kiosks
		Warrants (1,437,409 equivalent shares; Expiration—May 20, 2025; Strike price—$0.01 per share)	1.9%		280	1,170

NBG Acquisition Inc(11) 12303 Technology Blvd. Suite 950 Austin, TX 78727	Wholesaler of Home Décor Products
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 7.19%, Secured Debt (Maturity—April 26, 2024)(9)	—	4,402	4,336	4,452

New Media Holdings II LLC(11)(13) 1345 Avenue of the Americas New York, NY 10105	Local Newspaper Operator
		LIBOR Plus 6.25% (Floor 1.00%), Current Coupon 7.82%, Secured Debt (Maturity—July 14, 2022)(9)	—	17,715	17,342	17,864

NNE Partners, LLC(10) 707 Virginia Street East, Suite 1200 Charleston, WV 07060	Oil & Gas Exploration & Production
		LIBOR Plus 8.00%, Current Coupon 9.49%, Secured Debt (Maturity—March 2, 2022)	—	11,958	11,854	11,854

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Percent of Class Held(27)	Principal(4)	Cost(4)	Fair Value(18)

North American Lifting Holdings, Inc.(11) 925 South Loop West Houston, TX 77054	Crane Service Provider
		LIBOR Plus 4.50% (Floor 1.00%), Current Coupon 6.19%, Secured Debt (Maturity—November 27, 2020)(9)	—	7,745	6,913	7,256

Novetta Solutions, LLC(11) 7921 Jones Branch Drive, 5th Floor McLean, VA 22102	Provider of Advanced Analytics Solutions for Defense Agencies
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.70%, Secured Debt (Maturity—October 17, 2022)(9)	—	14,636	14,189	14,239

NTM Acquisition Corp.(11) 100 Lighting Way Seacaucus, NJ 07094	Provider of B2B Travel Information Content
		LIBOR Plus 6.25% (Floor 1.00%), Current Coupon 7.94%, Secured Debt (Maturity—June 7, 2022)(9)	—	6,186	6,126	6,155

Ospemifene Royalty Sub LLC (QuatRx)(10) 777 East Eisenhower Parkway, Suite 100 Ann Arbor, MI 48108	Estrogen-Deficiency Drug Manufacturer and Distributor
		11.5% Secured Debt (Maturity—November 15, 2026)(14)	—	5,071	5,071	1,198

P.F. Chang's China Bistro, Inc.(11) 7676 E. Pinnacle Peak Rd. Scottsdale, AZ 85255	Casual Restaurant Group
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.51%, Secured Debt (Maturity—September 1, 2022)(9)	—	4,988	4,846	4,715

Paris Presents Incorporated(11) 3800 Swanson Ct. Gurnee, IL 60031	Branded Cosmetic and Bath Accessories
		LIBOR Plus 8.75% (Floor 1.00%), Current Coupon 10.32%, Secured Debt (Maturity—December 31, 2021)(9)	—	4,500	4,471	4,477

Parq Holdings Limited Partnership(11)(13)(21) 595 Burrard Street, Suite 700 Vancouver, British Columbia V7X1S8	Hotel & Casino Operator
		LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 9.19%, Secured Debt (Maturity—December 17, 2020)(9)	—	7,481	7,399	7,528

Permian Holdco 2, Inc.(11) 2701 West Interstate 20 Odessa, TX 79766	Storage Tank Manufacturer
		14% PIK Unsecured Debt (Maturity—October 15, 2021)(19)	—	306	306	306
		Preferred Stock (Permian Holdco 1, Inc.) (154,558 units)(28)	1.8%		799	980
		Common Stock (Permian Holdco 1, Inc.) (154,558 units)	0.8%		—	140

					1,105	1,426

Pernix Therapeutics Holdings, Inc.(10) 10 North Park Place, Suite 201 Morristown, NJ 07960	Pharmaceutical Royalty
		12% Secured Debt (Maturity—August 1, 2020)	—	3,129	3,129	1,971

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Percent of Class Held(27)	Principal(4)	Cost(4)	Fair Value(18)

Point.360(10) 2777 North Ontario Street Burbank, CA 91504	Fully Integrated Provider of Digital Media Services
		Warrants (65,463 equivalent shares; Expiration—July 7, 2020; Strike price—$0.75 per share)	0.4%		69	—
		Common Stock (163,658 shares)	1.0%		273	11

					342	11

PPC/SHIFT LLC(10) 348 E. Maple Rd. Birmingham, MI 48009	Provider of Digital Solutions to Automotive Industry
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.69%, Secured Debt (Maturity—December 22, 2021)(9)	—	6,869	6,748	6,869

Prowler Acquisition Corp.(11) 1010 Lamar, Suite 1320 Houston, TX 77002	Specialty Distributor to the Energy Sector
		LIBOR Plus 4.50% (Floor 1.00%), Current Coupon 6.19%, Secured Debt (Maturity—January 28, 2020)(9)	—	12,830	11,332	12,253

PT Network, LLC(10) 501 Fairmount Avenue, Suite 302 Towson, MD, 21286	Provider of Outpatient Physical Therapy and Sports Medicine Services
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.86%, Secured Debt (Maturity—November 30, 2021)(9)	—	8,553	8,553	8,553

QBS Parent, Inc.(11) 811 Main Street, Suite 2000 Houston, TX 77002	Provider of Software and Services to the Oil & Gas Industry
		LIBOR Plus 4.75% (Floor 1.00%), Current Coupon 6.13%, Secured Debt (Maturity—August 7, 2021)(9)	—	14,272	14,114	14,165

Research Now Group, Inc. and Survey Sampling International, LLC(11) 58 West 40th Street, 16th Floor New York, NY 10018	Provider of Outsourced Online Surveying
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 7.13%, Secured Debt (Maturity—December 20, 2024)(9)	—	13,500	12,826	12,826

Resolute Industrial, LLC(10) 298 W. Messner Drive Wheeling, IL 60090	HVAC Equipment Rental and Remanufacturing
		LIBOR Plus 7.62% (Floor 1.00%), Current Coupon 8.95%, Secured Debt (Maturity—July 26, 2022)(9)(25)	—	17,088	16,770	16,770
		Member Units (601 units)	0.9%		750	750

					17,520	17,520

RGL Reservoir Operations Inc.(11)(13)(21) 610, 700 - 2nd Street SW Calgary, AB, Canada, T2P 2W1	Oil & Gas Equipment and Services
		1% Current / 9% PIK Secured Debt (Maturity—December 21, 2024)(19)	—	721	407	407

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Percent of Class Held(27)	Principal(4)	Cost(4)	Fair Value(18)

RM Bidder, LLC(10) 1040 N. Las Palmas Ave, Building 40 Los Angeles, CA 90038	Scripted and Unscripted TV and Digital Programming Provider
		Warrants (327,532 equivalent units; Expiration—October 20, 2025; Strike price—$14.28 per unit)	1.4%		425	—
		Member Units (2,779 units)	0.0%		46	20

					471	20

SAFETY Investment Holdings, LLC 5619 DTC Parkway, Suite 1000 Greenwood Village, CO 80111	Provider of Intelligent Driver Record Monitoring Software and Services
		Member Units (2,000,000 units)	1.6%		2,000	1,670

Salient Partners L.P.(11) 4265 San Felipe, 8th Floor Houston, TX 77027	Provider of Asset Management Services
		LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 9.85%, Secured Debt (Maturity—June 9, 2021)(9)	—	10,081	9,870	9,778

SiTV, LLC(11) 700 N Central Ave Glendale, CA 91203	Cable Networks Operator
		10.375% Secured Debt (Maturity—July 1, 2019)	—	10,429	7,006	7,040

SMART Modular Technologies, Inc.(10)(13) 39870 Eureka Dr. Newark, CA 94560	Provider of Specialty Memory Solutions
		LIBOR Plus 6.25% (Floor 1.00%), Current Coupon 7.66%, Secured Debt (Maturity—August 9, 2022)(9)	—	14,625	14,351	14,552

Sorenson Communications, Inc.(11) 4192 South Riverboat Road Salt Lake City, UT 84123	Manufacturer of Communication Products for Hearing Impaired
		LIBOR Plus 5.75% (Floor 2.25%), Current Coupon 8.00%, Secured Debt (Maturity—April 30, 2020)(9)	—	13,234	13,170	13,341

Staples Canada ULC(10)(13)(21) 6 Staples Avenue Richmond Hill Ontario, Canada ON L4B 4W3	Office Supplies Retailer
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.43%, Secured Debt (Maturity—September 12, 2023) (9)(22)	—	20,000	19,617	18,891

Strike, LLC(11) 1800 Huges Landing Blvd. Suite 500 The Woodlands, TX 77380	Pipeline Construction and Maintenance Services
		LIBOR Plus 8.00% (Floor 1.00%), Current Coupon 9.50%, Secured Debt (Maturity—November 30, 2022)(9)	—	9,500	9,250	9,643
		LIBOR Plus 8.00% (Floor 1.00%), Current Coupon 9.45%, Secured Debt (Maturity—May 30, 2019)(9)	—	2,500	2,479	2,513

					11,729	12,156

Subsea Global Solutions, LLC(10) 12062 NW 27th Avenue Miami, FL 33167	Underwater Maintenance and Repair Services
		LIBOR Plus 6.00% (Floor 1.50%), Current Coupon 7.50%, Secured Debt (Maturity—March 17, 2020)(9)	—	7,687	7,637	7,687

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Percent of Class Held(27)	Principal(4)	Cost(4)	Fair Value(18)

Synagro Infrastructure Company, Inc(11) 435 Williams Court, Suite 100 Baltimore, MD 21220	Waste Management Services
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 7.19%, Secured Debt (Maturity—August 22, 2020)(9)	—	9,161	8,933	8,608

Tectonic Holdings, LLC 6900 N. Dallas Parkway, Suite 500 Plano, TX 75024	Financial Services Organization
		Member Units (200,000 units)(8)	3.1%		2,000	2,320

TE Holdings, LLC(11) 4727 Gaillardia Parkway Oklahoma City, OK 73142	Oil & Gas Exploration & Production
		Member Units (97,048 units)	0.1%		970	158

TeleGuam Holdings, LLC(11) 624 North Marine Corps Drive Tamuning, Guam	Cable and Telecom Services Provider
		LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 10.07%, Secured Debt (Maturity—April 12, 2024)(9)	—	7,750	7,602	7,808

TGP Holdings III LLC(11) 1215 E Wilmington Ave Ste 200 Salt Lake City, UT 84106	Outdoor Cooking & Accessories
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.69%, Secured Debt (Maturity—September 25, 2024)(9)	—	6,898	6,820	6,969
		LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 10.19%, Secured Debt (Maturity—September 25, 2025)(9)	—	5,000	4,927	5,075

					11,747	12,044

The Container Store, Inc.(11) 500 Freeport Parkway Coppell, TX 75019	Operator of Stores Offering Storage and Organizational Products
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.69%, Secured Debt (Maturity—August 15, 2021)(9)	—	9,938	9,660	9,652

TMC Merger Sub Corp.(11) 1060 Hensley Street Richmond, CA 94801	Refractory & Maintenance Services Provider
		LIBOR Plus 6.25% (Floor 1.00%), Current Coupon 7.88%, Secured Debt (Maturity—October 31, 2022) (9)(26)	—	17,653	17,516	17,741

TOMS Shoes, LLC(11) 5404 Jandy Place Los Angeles, CA 90066	Global Designer, Distributor, and Retailer of Casual Footwear
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.98%, Secured Debt (Maturity—October 30, 2020)(9)	—	4,875	4,610	2,901

Turning Point Brands, Inc.(10)(13) 5201 Interchange Way Louisville, KY 40229	Marketer/Distributor of Tobacco Products
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.61%, Secured Debt (Maturity—May 17, 2022)(9)(25)	—	8,436	8,364	8,605

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Percent of Class Held(27)	Principal(4)	Cost(4)	Fair Value(18)

TVG-I-E CMN ACQUISITION, LLC(10) 1001 McKinney Street, Suite 400 Houston, TX 77002	Organic Lead Generation for Online Postsecondary Schools
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.56%, Secured Debt (Maturity—November 3, 2021)(9)	—	8,170	8,031	8,170

Tweddle Group, Inc.(11) 24700 Maplehurst Dr Clinton Township, MI 48036	Provider of Technical Information Services to Automotive OEMs
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.38%, Secured Debt (Maturity—October 21, 2022)(9)	—	6,114	6,011	6,023

U.S. TelePacific Corp.(11) 515 S. Flower St. 47th Floor Los Angeles, CA 90071	Provider of Communications and Managed Services
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.69%, Secured Debt (Maturity—May 2, 2023)(9)	—	20,703	20,507	19,862

US Joiner Holding Company(11) 5690 Three Noched Rd, Suite 200 Crozet, VA 22932	Marine Interior Design and Installation
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.70%, Secured Debt (Maturity—April 16, 2020)(9)	—	13,465	13,366	13,398

VIP Cinema Holdings, Inc.(11) 101 Industrial Drive New Albany, MS 38652	Supplier of Luxury Seating to the Cinema Industry
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.70%, Secured Debt (Maturity—March 1, 2023)(9)	—	7,700	7,666	7,777

Vistar Media, Inc.(10) 137 5th Ave. 5th Floor New York, NY 10010	Operator of Digital Out-of-Home Advertising Platform
		LIBOR Plus 10.00% (Floor 1.00%), Current Coupon 11.69%, Secured Debt (Maturity—February 16, 2022)(9)	—	3,319	3,048	3,102
		Warrants (70,207 equivalent shares; Expiration—February 17, 2027; Strike price—$0.01 per share)	1.1%		331	499

					3,379	3,601

Wellnext, LLC(10) 1301 Sawgrass Corporate Parkway Sunrise, FL 33323	Manufacturer of Supplements and Vitamins
		LIBOR Plus 10.10% (Floor 1.00%), Current Coupon 11.67%, Secured Debt (Maturity—July 21, 2022) (9)(23)	—	9,930	9,857	9,930

Wireless Vision Holdings, LLC(10) 40700 Woodward Avenue Suite 250 Bloomfield Hills, MI 48304	Provider of Wireless Telecommunications Carrier Services
		LIBOR Plus 8.91% (Floor 1.00%), Current Coupon 10.27%, Secured Debt (Maturity—September 29, 2022) (9)(24)	—	12,932	12,654	12,654

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Percent of Class Held(27)	Principal(4)	Cost(4)	Fair Value(18)

Wirepath LLC(11) 1800 Continental Boulevard, Suite 200 Charlotte, NC 28273	E-Commerce Provider into Connected Home Market
		LIBOR Plus 5.25% (Floor 1.00%), Current Coupon 6.87%, Secured Debt (Maturity—August 5, 2024)(9)	—	4,988	4,964	5,055

Zilliant Incorporated 3815 S. Capital of Texas Hwy #300 Austin, TX 78704	Price Optimization and Margin Management Solutions
		Preferred Stock (186,777 shares)(28)	0.7%		154	260
		Warrants (952,500 equivalent shares; Expiration—June 15, 2022; Strike price—$0.001 per share)	2.1%		1,071	1,189

					1,225	1,449

Subtotal Non-Control/Non-Affiliate Investments (49.8% of total investments at fair value)					$1,107,447	$1,081,745

Total Portfolio Investments, December 31, 2017					$2,004,798	$2,171,305

(1)
All investments are Lower Middle Market portfolio investments, unless otherwise noted. See Note B to our consolidated financial statements included elsewhere herein for a description of Lower Middle Market portfolio investments. All of the Company's investments, unless otherwise noted, are encumbered either as security for the Company's Credit Agreement or in support of the SBA-guaranteed debentures issued by the Funds.

(2)
Debt investments are income producing, unless otherwise noted. Equity and warrants are non-income producing, unless otherwise noted.

(3)
See Note C to our consolidated financial statements included elsewhere herein for a summary of geographic location of portfolio companies.

(4)
Principal is net of repayments. Cost is net of repayments and accumulated unearned income.

(5)
Control investments are defined by the Investment Company Act of 1940, as amended ("1940 Act") as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(6)
Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as Control investments.

(7)
Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control investments nor Affiliate investments.

(8)
Income producing through dividends or distributions.

(9)
Index based floating interest rate is subject to contractual minimum interest rate. A majority of the variable rate loans in the Company's investment portfolio bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which typically resets semi-annually, quarterly, or monthly at the borrower's option. The borrower may also elect to have multiple interest reset periods for each loan. For each such loan, the Company has provided the weighted-average annual stated interest rate in effect at December 31, 2017. As noted in this schedule, 67% of the loans (based on the par amount) contain LIBOR floors which range between 0.50% and 2.25%, with a weighted-average LIBOR floor of approximately 1.02%.

(10)
Private Loan portfolio investment. See Note B to our consolidated financial statements included elsewhere herein for a description of Private Loan portfolio investments.

(11)
Middle Market portfolio investment. See Note B to our consolidated financial statements included elsewhere herein for a description of Middle Market portfolio investments.

(12)
Other Portfolio investment. See Note B to our consolidated financial statements included elsewhere herein for a description of Other Portfolio investments.

(13)
Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets.

(14)
Non-accrual and non-income producing investment.

(15)
Portfolio company is in a bankruptcy process and, as such, the maturity date of our debt investments in this portfolio company will not be finally determined until such process is complete. As noted in footnote (14), our debt investments in this portfolio company are on non-accrual status.

(16)
External Investment Manager. Investment is not encumbered as security for the Company's Credit Agreement or in support of the SBA-guaranteed debentures issued by the Funds.

(17)
Maturity date is under on-going negotiations with the portfolio company and other lenders, if applicable.

(18)
Investment fair value was determined using significant unobservable inputs, unless otherwise noted. See Note C to our consolidated financial statements included elsewhere herein for further discussion.

(19)
PIK interest income and cumulative dividend income represent income not paid currently in cash.

(20)
All portfolio company headquarters are based in the United States, unless otherwise noted.

(21)
Portfolio company headquarters are located outside of the United States.

(22)
In connection with the Company's debt investment in Staples Canada ULC to help mitigate any potential adverse change in foreign exchange rates during the term of the Company's investment, the Company entered into a forward foreign currency contract with Cadence Bank to lend $24.2 million Canadian Dollars and receive

  $20.0 million U.S. Dollars with a settlement date of September 12, 2018. The unrealized appreciation on the forward foreign currency contract is $0.7 million as of December 31, 2017. This unrealized appreciation is offset by the foreign currency translation depreciation on the investment.

(23)
The Company has entered into an intercreditor agreement that entitles the Company to the "last out" tranche of the first lien secured loans, whereby the "first out" tranche will receive priority as to the "last out" tranche with respect to payments of principal, interest, and any other amounts due thereunder. Therefore, the Company receives a higher interest rate than the contractual stated interest rate of LIBOR plus 7.50% (Floor 1.00%) per the Credit Agreement and the table above reflects such higher rate.

(24)
The Company has entered into an intercreditor agreement that entitles the Company to the "last out" tranche of the first lien secured loans, whereby the "first out" tranche will receive priority as to the "last out" tranche with respect to payments of principal, interest, and any other amounts due thereunder. Therefore, the Company receives a higher interest rate than the contractual stated interest rate of LIBOR plus 8.50% (Floor 1.00%) per the Credit Agreement and the table above reflects such higher rate.

(25)
As part of the credit agreement with the portfolio company, the Company is entitled to the "last out" tranche of the first lien secured loans, whereby the "first out" tranche receives priority over the "last out" tranche with respect to payments of principal, interest, and any other amounts due thereunder. The rate the Company receives per the Credit Agreement is the same as the rate reflected in the table above.

(26)
The Company has entered into an intercreditor agreement that entitles the Company to the "first out" tranche of the first lien secured loans, whereby the "first out" tranche will receive priority as to the "last out" tranche with respect to payments of principal, interest, and any other amounts due thereunder. Therefore, the Company receives a lower interest rate than the contractual stated interest rate of LIBOR plus 6.64% (Floor 1.00%) per the Credit Agreement and the table above reflects such lower rate.

(27)
Percent of class held is presented for equity investments only. Unless otherwise noted, for any warrants, convertible or preferred equity instruments, the percent of class represents the percent of common equity class in the portfolio company that such instrument is convertible or exchangeable into as such instrument does not contain any preferred return rights that would change the investment's economic interest in a sale or exit transaction.

(28)
Percent of class for investment represents percent of specific class only, as such investment has contractual return rights specific to its class.

MANAGEMENT

        Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors appoints our officers, who serve at the discretion of the Board of Directors. The responsibilities of the Board of Directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. The Board of Directors has an Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, and may establish additional committees from time to time as necessary.

Board of Directors and Executive Officers

        Our Board of Directors consists of ten members, eight of whom are classified under applicable NYSE listing standards as "independent" directors and under Section 2(a)(19) of the 1940 Act as "non-interested" persons. Pursuant to our articles of incorporation, each member of our Board of Directors serves a one year term, with each current director serving until the 2018 annual meeting of stockholders and until his or her respective successor is duly qualified and elected. Our articles of incorporation give our Board of Directors sole authority to appoint directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

  Directors

        Information regarding our current Board of Directors is set forth below as of March 2, 2018. We have divided the directors into two groups—independent directors and interested directors. Interested directors are "interested persons" of MSCC as defined in Section 2(a)(19) of the 1940 Act. The address for each director is c/o Main Street Capital Corporation, 1300 Post Oak Boulevard, 8th Floor, Houston, Texas 77056.

  Independent Directors

Name	Age	Director Since	Expiration of Term
Michael Appling Jr.	51	2007	2018
Valerie L. Banner	62	2017	2018
Joseph E. Canon	75	2007	2018
Arthur L. French	77	2007	2018
J. Kevin Griffin	46	2011	2018
John E. Jackson	59	2013	2018
Brian E. Lane	60	2015	2018
Stephen B. Solcher	57	2015	2018

  Interested Directors

Name	Age	Director Since	Expiration of Term
Vincent D. Foster	61	2007	2018
Dwayne L. Hyzak	45	2018	2018

  Executive Officers

        Our executive officers serve at the discretion of our Board of Directors. The following persons serve as our executive officers or significant employees in the following capacities (information as of March 2, 2018):

Name	Age	Position(s) Held
Vincent D. Foster*†	61	Chairman of the Board and Chief Executive Officer
Dwayne L. Hyzak*†‡	45	Member of the Board, President, Chief Operating Officer and Senior Managing Director
David L. Magdol*‡	47	Vice Chairman, Chief Investment Officer and Senior Managing Director
Curtis L. Hartman*†‡	45	Vice Chairman, Chief Credit Officer and Senior Managing Director
Jason B. Beauvais	42	Senior Vice President, General Counsel, Chief Compliance Officer and Secretary
Brent D. Smith	42	Chief Financial Officer and Treasurer
Nicholas T. Meserve†‡	38	Managing Director
K. Colton Braud‡	32	Managing Director
Alejandro Capetillo‡	31	Managing Director
Shannon D. Martin	48	Vice President, Chief Accounting Officer and Assistant Treasurer
Katherine S. Silva	38	Vice President and Assistant Treasurer

*
Member of our Investment Committee and our Executive Committee. The Investment Committee is responsible for all aspects of our lower middle market investment process, including approval of such investments. The Executive Committee consults with and advises our Chief Executive Officer on significant firm-wide operational and strategic priorities.

†
Member of our Credit Committee. The Credit Committee is responsible for all aspects of our investment process with respect to our middle market portfolio investments, including approval of such investments.

‡
Portfolio manager primarily responsible for the day-to-day management of our investment portfolio.

        The address for each executive officer and significant employee is c/o Main Street Capital Corporation, 1300 Post Oak Boulevard, 8th Floor, Houston, Texas 77056.

Biographical Information

  Independent Directors

        Michael Appling, Jr. is the Chief Executive Officer of TNT Crane & Rigging Inc., a privately held full service crane and rigging operator. From July 2002 through August 2007, he was the Executive Vice President and Chief Financial Officer of XServ, Inc., a large private equity funded, international industrial services and rental company. Mr. Appling also held the position of CEO and President for United Scaffolding, Inc., an XServ, Inc. operating subsidiary. In February 2007, XServ, Inc. was sold to The Brock Group, a private industrial services company headquartered in Texas. From March 2000 to June 2002, Mr. Appling served as the Chief Financial Officer of CheMatch.com, an online commodities trading forum. ChemConnect, Inc., a venture backed independent trading exchange, acquired CheMatch.com in January 2002. From June 1999 to March 2000, Mr. Appling was Vice President and Chief Financial Officer of American Eco Corporation, a publicly traded, international fabrication, construction and maintenance provider to the energy, pulp and paper and power industries. Mr. Appling worked for ITEQ, Inc., a publicly traded, international fabrication and services company, from September 1997 to May 1999, first as a Director of Corporate Development and then as Vice President, Finance and Accounting. From July 1991 to September 1997, Mr. Appling worked at Arthur

Andersen, where he practiced as a certified public accountant. We believe Mr. Appling is qualified to serve on our Board of Directors because of his extensive finance and accounting experience, as well as his executive leadership and management experience as a chief executive officer.

        Valerie L. Banner has served as Vice President, General Counsel and Corporate Secretary of Exterran Corporation (NYSE: EXTN) since November 2015. Prior to the spin-off of Exterran Corporation from Archrock, Inc., formerly known as Exterran Holdings, Inc. (NYSE: AROC, formerly EXH), in November 2015, Ms. Banner served as Associate General Counsel of Exterran Holdings from 2008 to 2015 and as special counsel from 2007 to 2008. Prior to the merger of Hanover Compressor Company and Universal Compression Holdings, Inc. in August 2007 to form Exterran Holdings, she served Universal as special counsel from 2000 to 2007, and served as Senior Vice President, General Counsel and Secretary from 1998 through 2000. Prior to joining Universal, Ms. Banner served as counsel for several publicly traded companies and was in private practice, having begun her career as an associate with Andrews & Kurth LLP. Ms. Banner also serves as an officer and director of certain Exterran Corporation subsidiaries. We believe Ms. Banner is qualified to serve on our Board of Directors because of her extensive legal and leadership experience at public companies, including with respect to mergers and acquisitions, corporate finance, compliance and corporate governance.

        Joseph E. Canon, since 1982, has been the Executive Vice President and Executive Director, and a member of the Board of Directors, of Dodge Jones Foundation, a private charitable foundation located in Abilene, Texas. Since 2008, he has also been the Executive Vice President and Executive Director, and a member of the Board of Directors, of Kickapoo Springs Foundation and The Legett Foundation, two private family foundations located in Abilene, Texas. Mr. Canon has also been involved during this time as an executive officer and director of several private companies and partnerships with emphasis on energy, financial and other alternative investments. From 1974 to 1982, he served as Executive Vice President and Trust Officer of First National Bank of Abilene. Mr. Canon served until April 2014 on the Board of Directors of First Financial Bankshares, Inc. (NASDAQ: FFIN), a bank and financial holding company headquartered in Abilene, Texas. Mr. Canon also served until April 2014 on the Board of Directors for several bank and trust/asset management subsidiaries of First Financial Bankshares, Inc. He has also served as an executive officer and member of the Board of Directors of various other organizations including the Abilene Convention and Visitors Bureau, Abilene Chamber of Commerce, Conference of Southwest Foundations, City of Abilene Tax Increment District, West Central Texas Municipal Water District and the John G. and Marie Stella Kenedy Memorial Foundation. We believe Mr. Canon's qualifications to serve on our Board of Directors include his many years of managing and investing assets on behalf of public and private entities, his considerable experience in trust banking activities and practices, and his experience on other public boards of directors.

        Arthur L. French has served in a variety of executive management and board of director roles over the course of his business career. He began his private investment activities in 2000 and served as a director of Fab Tech Industries, a steel fabricator, from November 2000 until August 2009, as a director of Houston Plating and Coatings Company, an industrial coatings company, from 2002 until 2007, as a director of Rawson LP, an industrial distribution and maintenance services company, from May 2003 until June 2009, and as non-executive chairman of Rawson Holdings, LLC from March 2009 until December 2010. From September 2003 through March 2007, Mr. French was a member of the Advisory Board of Main Street Capital Partners, LLC and a limited partner of Main Street Mezzanine Fund, LP (both of which are now subsidiaries of Main Street). Mr. French currently serves as an advisor to LKCM Capital Group, LLC, an alternative investment vehicle for Luther King Capital Management headquartered in Fort Worth, Texas ("LKCM"). In addition, he serves as an independent director, Chairman of the Audit Committee and a member of the Compensation Committee of Relevant Solutions Inc. (previously LKCM Distribution Holdings LP), an LKCM portfolio company which provides industrial instrumentation and controls, air compressor products and systems, heat transfer and filter systems and related maintenance services to chemical, petrochemical, oil and gas and power generation customers in Texas, Oklahoma and Louisiana as well as other key markets in the central and western United States. From 1996-1999, Mr. French was Chairman and Chief Executive Officer of Metals USA Inc. (NYSE), where he managed the process of founders acquisition, assembled the management team and took the company through a successful IPO in July 1997. From 1989-1996, he served as Executive Vice President and Director of Keystone International, Inc. (NYSE), a manufacturer of flow controls equipment. After serving as a helicopter pilot in the United States Army, Captain, Corps of Engineers from 1963-1966, Mr. French began his career as a Sales Engineer for Fisher Controls International, Inc., in 1966. During his 23-year career at Fisher Controls, from 1966-1989, Mr. French held various titles, and ended his career at Fisher Controls as President, Chief Operating Officer and Director. We believe Mr. French is qualified to serve on our Board of Directors because of his executive management and leadership roles within numerous public and private companies and his experience in investing in private companies.

        J. Kevin Griffin is the Senior Vice President of Financial Planning & Analysis at Novant Health, a not-for-profit integrated system of 15 hospitals and a medical group consisting of approximately 1,600 physicians in 500 clinic locations, as well as numerous outpatient surgery centers, medical plazas, rehabilitation programs, diagnostic imaging centers, and community health outreach programs. Mr. Griffin's responsibilities at Novant primarily include debt capital market and M&A transactions, along with various other strategic analysis projects. From 2007 to October 2012, Mr. Griffin was a Managing Director of Fennebresque & Co., LLC, a boutique investment banking firm located in Charlotte, North Carolina. From 2003 through 2007, he was a Partner at McColl Partners, LLC, where he originated and executed middle market M&A transactions. Prior to McColl Partners, Mr. Griffin worked in the M&A and corporate finance divisions of Lazard Ltd, JPMorgan, and Bank of America in New York, Chicago, and Charlotte. Mr. Griffin's investment banking experience consists primarily of executing and originating mergers and acquisitions and corporate finance transactions. We believe Mr. Griffin is qualified to serve on our Board of Directors because of his extensive finance and valuation experience, his knowledge of the healthcare industry, and his extensive background in working with middle market companies in an M&A and advisory capacity.

        John E. Jackson is the President and Chief Executive Officer of Spartan Energy Partners, LP, a gas gathering, treating and processing company. He has also been a director of Seitel, Inc., a privately owned provider of onshore seismic data to the oil and gas industry in North America, since August 2007, CNX Midstream Partners, LP, formerly known as CONE Midstream Partners, LP (NYSE: CNXM, formerly CNNX), a master limited partnership that owns and operates natural gas gathering and other midstream energy assets in the Marcellus Shale in Pennsylvania and West Virginia, since January 2015, and Basic Energy Services, Inc. (NYSE: BAS), a provider of well site services in the United States to oil and natural gas drilling and producing companies, since December 2016. Mr. Jackson was Chairman, Chief Executive Officer and President of Price Gregory Services, Inc., a pipeline-related infrastructure service provider in North America, from February 2008 until its sale in October of 2009. He served as a director of Hanover Compressor Company ("Hanover"), now known as Exterran Corporation (NYSE: EXTN) and Archrock, Inc. (NYSE: AROC), from July 2004 until May 2010. Mr. Jackson also served as Hanover's President and Chief Executive Officer from October 2004 to August 2007 and as Chief Financial Officer from January 2002 to October 2004. He also serves on the board of several non-profit organizations. We believe Mr. Jackson's qualifications to serve on our Board of Directors include his extensive background in executive and director roles of public and private companies.

        Brian E. Lane has served as Chief Executive Officer and President of Comfort Systems USA, Inc. (NYSE: FIX), a leading provider of commercial, industrial and institutional heating, ventilation and air conditioning ("HVAC") services, since December 2011 and as a director of Comfort Systems since November 2010. Mr. Lane served as Comfort Systems' President and Chief Operating Officer from

March 2010 until December 2011. Mr. Lane joined Comfort Systems in October 2003 and served as Vice President and then Senior Vice President for Region One until he was named Executive Vice President and Chief Operating Officer in January 2009. Prior to joining Comfort Systems, Mr. Lane spent fifteen years at Halliburton Company (NYSE: HAL), a global service and equipment company devoted to energy, industrial, and government customers. During his tenure at Halliburton, he held various positions in business development, strategy and project initiatives, and he departed as the Regional Director of Europe and Africa. Mr. Lane's additional experience included serving as a Regional Director of Capstone Turbine Corporation (NASDAQ: CPST), a distributed power manufacturer. He also was a Vice President of Kvaerner, an international engineering and construction company, where he focused on the chemical industry. Mr. Lane is also a member of the Board of Directors of Griffen Dewatering Corporation, a privately held company. Mr. Lane earned a Bachelor of Science in Chemistry from the University of Notre Dame and his MBA from Boston College. We believe Mr. Lane is qualified to serve on our Board of Directors because of his background in executive and director roles of public and private companies and his extensive knowledge of the construction and industrial services industries.

        Stephen B. Solcher has served as the Senior Vice President of Finance and Business Operations and Chief Financial Officer of BMC Software, Inc., a privately held company that is a global leader in software solutions, since 2005. Previously, Mr. Solcher served as BMC's Treasurer and Vice President of Finance. He joined BMC in 1991 as Assistant Treasurer and became Treasurer the following year. During Mr. Solcher's tenure, BMC grew from nearly $130 million in annual revenue to $2.2 billion in annual revenue in 2013, its last year operating as a public company. In addition to leading many M&A transactions as Chief Financial Officer, Mr. Solcher was instrumental in BMC's transition from being a publicly traded company to becoming a private held company in 2013. Prior to joining BMC, he was employed by Arthur Andersen as a certified public accountant. Mr. Solcher also serves on the development board of the Mays Business School at Texas A&M University and has served on the board of numerous nonprofit organizations. He was recognized by Institutional Investor magazine as part of the "All American Executive Team" in 2010 and 2012 and by Houston Business Journal as 2012 Best CFO—Large Public Company. We believe Mr. Solcher's qualifications to serve on our Board of Directors include his thorough knowledge of the information technology and software industries and his accounting, finance and M&A experience as a chief financial officer of a large public and private company qualifying him to be an audit committee financial expert.

  Interested Directors

        Vincent D. Foster has served as Chairman of Main Street's Board of Directors and Main Street's Chief Executive Officer since 2007 and also served as Main Street's President from 2012 until 2015. He has also been a member of our investment committee since its formation in 2007, a member of our credit committee since its formation in 2011 and a member of our executive committee since its formation in 2015. Mr. Foster also currently serves as a founding director of Quanta Services, Inc. (NYSE: PWR), which provides specialty contracting services to the power, natural gas and telecommunications industries. He also served as a director of U.S. Concrete, Inc. (NASDAQ-CM: USCR) from 1999 until 2010, Carriage Services, Inc. (NYSE: CSV) from 1999 to 2011, HMS Income Fund, Inc., a non-publicly traded business development company of which MSC Adviser I, LLC, a wholly owned subsidiary of Main Street, acts as the investment sub-adviser, from 2012 until 2013 and Team, Inc. (NYSE: TISI) from 2005 until 2017. In addition, Mr. Foster served as a founding director of the Texas TriCities Chapter of the National Association of Corporate Directors from 2004 to 2011. Mr. Foster, a certified public accountant, had a 19 year career with Arthur Andersen, where he was a partner from 1988-1997. Mr. Foster was the director of Andersen's Corporate Finance and Mergers and Acquisitions practice for the Southwest United States and specialized in working with companies involved in consolidating their respective industries. From 1997, Mr. Foster co-founded and has acted as co-managing partner or chief executive of several Main Street predecessor funds and entities, which are now subsidiaries of ours. We believe Mr. Foster is qualified to serve on our Board of Directors because of his intimate knowledge of our operations through his day-to-day leadership as Chief Executive Officer of Main Street, along with his comprehensive experience on other public Boards of Directors and his extensive experience in tax, accounting, mergers and acquisitions, corporate governance and finance.

        Dwayne L. Hyzak has served as a member of our Board of Directors since January 2018, as our President since 2015 and as our Chief Operating Officer and Senior Managing Director since 2014. Mr. Hyzak also serves as a member of our investment committee and our executive committee. Previously, he served as Chief Financial Officer and Senior Managing Director from 2011 and in other executive positions at Main Street since 2007. From 2002, Mr. Hyzak has also served as a Senior Managing Director and in other executive positions of several Main Street predecessor funds and entities, which are now subsidiaries of ours. From 2000 to 2002, Mr. Hyzak was a director of integration with Quanta Services, Inc. (NYSE: PWR), which provides specialty contracting services to the power, natural gas and telecommunications industries, where he was principally focused on the company's mergers and acquisitions and corporate finance activities. Prior to joining Quanta Services, Inc., Mr. Hyzak, a certified public accountant, was a manager with Arthur Andersen in its Transaction Advisory Services group. We believe Mr. Hyzak is qualified to serve on our Board of Directors because of his long tenure in leadership roles at Main Street currently as President and Chief Operating Officer, in which roles he has successfully led our lower middle market investment activities, and previously as Chief Financial Officer, along with his extensive experience in investing and managing investments in lower middle market companies, mergers and acquisitions, corporate finance, tax and accounting.

  Non-Director Officers

        David L. Magdol has served as Vice Chairman since 2015 and Chief Investment Officer and Senior Managing Director since 2011. Mr. Magdol is also the chairman of our investment committee and a member of our executive committee. Previously, he served as Senior Vice President and in other executive positions at Main Street since 2007. From 2002, Mr. Magdol has served as a Senior Managing Director and in other executive positions of several Main Street predecessor funds and entities, which are now subsidiaries of ours. Mr. Magdol joined Main Street from the investment banking group at Lazard Freres & Co. Prior to Lazard, he managed a portfolio of private equity investments for the McMullen Group, a private investment firm/family office capitalized by Dr. John J. McMullen, the former owner of the New Jersey Devils and the Houston Astros. Mr. Magdol began his career in the structured finance services group of JP Morgan Chase.

        Curtis L. Hartman has served as Vice Chairman since 2015 and Chief Credit Officer and Senior Managing Director since 2011. Mr. Hartman is also the chairman of our credit committee and a member of our investment committee and our executive committee. Previously, he served as Senior Vice President and in other executive positions at Main Street since 2007. From 2000, Mr. Hartman has also served as a Senior Managing Director and in other executive positions of several Main Street predecessor funds and entities, which are now subsidiaries of ours. Mr. Hartman also served on the Board of Directors of HMS Income Fund, Inc., a non-publicly traded business development company of which MSC Adviser I, LLC, a wholly owned subsidiary of Main Street, acts as the investment sub-adviser, from 2013 to April 2016. Mr. Hartman currently serves as an executive officer of the Small Business Investor Alliance (SBIA) and has been a member of SBIA's Board of Governors since 2011 where he previously chaired the BDC Committee. From 1999 to 2000, Mr. Hartman was a Director for Sterling City Capital, LLC, a private investment firm. Concurrently with joining Sterling City Capital, he joined United Glass Corporation, a Sterling City Capital portfolio company, as Director of Corporate Development. Prior to joining Sterling City Capital, Mr. Hartman, a certified public accountant, was a manager with PricewaterhouseCoopers LLP in its M&A/Transaction Services group and a senior auditor with Deloitte & Touche LLP in its Financial Assurance Group.

        Jason B. Beauvais has served as Senior Vice President, General Counsel, Chief Compliance Officer and Secretary since 2012. Previously, Mr. Beauvais served as Vice President, General Counsel and Secretary since 2008. From 2006 through 2008, Mr. Beauvais was an attorney with Occidental Petroleum Corporation (NYSE: OXY), an international oil and gas exploration and production company. Prior to joining Occidental Petroleum Corporation, Mr. Beauvais practiced corporate and securities law at Baker Botts L.L.P., where he primarily counseled companies in public issuances and private placements of debt and equity and handled a wide range of general corporate and securities matters as well as mergers and acquisitions.

        Brent D. Smith has served as Chief Financial Officer and Treasurer since November 2014 and previously as Senior Vice President—Finance since August 2014. Mr. Smith previously served as Executive Vice President, Chief Financial Officer and Treasurer of Cal Dive International, Inc. from 2010 through June 2014 and in various finance and accounting roles at Cal Dive from 2005 through 2010. On March 3 2015, Cal Dive and certain of its subsidiaries, excluding its foreign subsidiaries, filed for voluntary protection under Chapter 11 of the Bankruptcy Code. Prior to joining Cal Dive, Mr. Smith was a manager with FTI Consulting (NYSE: FCN). Prior to that, Mr. Smith, a certified public accountant, was employed as a senior auditor at Arthur Andersen LLP.

        Nicholas T. Meserve has served as Managing Director on our middle market investment team since 2012. Mr. Meserve has also served on the Board of Directors of HMS Income Fund, Inc., a non-publicly traded business development company of which MSC Advisor I, LLC, a wholly owned subsidiary of Main Street, acts as the investment sub-advisor, since April 2016. Previously, from 2004 until 2012, Mr. Meserve worked at Highland Capital Management, LP, a large alternative credit manager, and certain of its affiliates, where he managed a portfolio of senior loans and high yield bonds across a diverse set of industries. Prior to Highland, he was a Credit Analyst at JP Morgan Chase & Co.

        K. Colton Braud, III has served as a Managing Director on our lower middle market team since January 2017 and has been with the firm in Associate to Director roles since 2012. Prior to joining Main Street, Mr. Braud spent two years as an Associate at Wellspring Capital Management, a middle market private equity firm based in New York. While at Wellspring, Mr. Braud's responsibilities included evaluating leveraged buyout opportunities, conducting due diligence across a wide array of industries and portfolio management. Prior to Wellspring, Mr. Braud served as an Analyst at J.P. Morgan Securities Inc. in its Financial Sponsor Group.

        Alejandro Capetillo has served as a Managing Director on our lower middle market team since October 2017 and has been with the firm in Analyst to Director roles since 2008. During his time with Main Street, Mr. Capetillo has been part of a lower middle market team that has closed over 30 transactions, including growth financings, dividend recapitalizations, management buyouts and control leveraged buyouts. In addition to having led a number of platform and add-on transactions in diverse industries on behalf of Main Street, Mr. Capetillo has been a member of the board of directors of several of Main Street's portfolio companies, assisting those companies with issues ranging from day-to-day operations to broader growth and exit strategies.

        Shannon D. Martin has served as Vice President, Chief Accounting Officer and Assistant Treasurer since 2012. From 2006 to 2012, Mr. Martin worked as an independent consultant and performed financial advisory services for several clients, including functioning as acting Chief Accounting Officer from 2008 to 2011 for EquaTerra, Inc. From 1999 to 2006, Mr. Martin was a director of accounting integration and audit with Quanta Services, Inc. (NYSE: PWR), which provides specialty contracting services to the power, natural gas and telecommunications industries, where he focused on the development of integrated accounting, business and information system processes and the company's acquisition and integration strategies. From 1992 to 1999, Mr. Martin, a certified public accountant, worked at Arthur Andersen as a manager in the Commercial Services group.

        Katherine S. Silva, a certified public accountant, has served as Vice President since 2015, with responsibility for managing Small Business Administration matters and several administrative functions, and Assistant Treasurer since 2010, with responsibility for managing day-to-day treasury activities. She also serves as special assistant to Mr. Foster. Ms. Silva has worked at Main Street since 2005 and holds a Bachelor of Arts in Journalism from the University of Georgia.

CORPORATE GOVERNANCE

        We maintain a corporate governance section on our website which contains copies of the charters for the committees of our Board of Directors. The corporate governance section may be found at http://mainstcapital.com under "Corporate Governance—Governance Docs" in the "Investors" section of our website. The corporate governance section contains the following documents, which are available in print to any stockholder who requests a copy in writing to Main Street Capital Corporation, Corporate Secretary's Office, 1300 Post Oak Blvd., 8th Floor, Houston, Texas 77056:

  Audit Committee Charter
  Nominating and Corporate Governance Committee Charter
  Compensation Committee Charter

        In addition, our Code of Business Conduct and Ethics and our Corporate Governance and Stock Ownership Guidelines may be found at http://mainstcapital.com under "Corporate Governance—Governance Docs" in the "Investors" section of our website and are available in print to any stockholder who requests a copy in writing. Our Board of Directors adopted the Code of Business Conduct and Ethics in order to establish policies, guidelines and procedures that promote ethical practices and conduct by Main Street and all its employees, officers and directors. All officers, directors and employees of Main Street are responsible for maintaining the level of integrity and for complying with the policies contained in the Code of Business Conduct and Ethics. Each employee of Main Street is required to acknowledge that he or she has received, read and understands the Code of Business Conduct and Ethics and agrees to observe the policies and procedures contained therein at the time of hire and annually thereafter. We intend to disclose any substantive amendments to, or waivers from, our Code of Business Conduct and Ethics within four business days of the waiver or amendment through a posting on our website. The Corporate Governance and Stock Ownership Guidelines adopted by our Board of Directors establish our corporate governance principles and practices on a variety of topics, including the responsibilities, composition and functioning of the Board, responsibilities of management and interaction with the Board and stock ownership guidelines for management and Board members. The Nominating and Corporate Governance Committee of our Board assesses the Corporate Governance and Stock Ownership Guidelines periodically and makes recommendations to the Board on any changes to implement.

Director Independence

        Our Board of Directors currently consists of ten members, eight of whom are classified under applicable listing standards of the New York Stock Exchange as "independent" directors and under Section 2(a)(19) of the 1940 Act as not "interested persons." Based on these independence standards and the recommendation of the Nominating and Corporate Governance Committee, our Board of Directors has affirmatively determined that the following directors are independent:

  Michael Appling Jr.
  Valerie L. Banner
  Joseph E. Canon
  Arthur L. French
  J. Kevin Griffin
  John E. Jackson
  Brian E. Lane
  Stephen B. Solcher

        Our Board of Directors considered certain portfolio investments and other transactions in which our independent directors may have had a direct or indirect interest, including the transactions, if any, described under the heading "Certain Relationships and Related Party Transactions" in evaluating each director's independence under the 1940 Act and applicable listing standards of the New York Stock Exchange, and the Board of Directors determined that no such transaction would impact the ability of any director to exercise independent judgment or impair his or her independence.

Communications with the Board

        Stockholders or other interested persons may send written communications to the members of our Board of Directors, addressed to Board of Directors, c/o Main Street Capital Corporation, Corporate Secretary's Office, 1300 Post Oak Blvd., 8th Floor, Houston, Texas 77056. All communications received in this manner will be delivered to one or more members of our Board of Directors.

Board Leadership Structure

        Mr. Foster currently serves as both our Chief Executive Officer and as the Chairman of our Board of Directors. As our Chief Executive Officer, Mr. Foster is an "interested person" under Section 2(a)(19) of the 1940 Act. The Board believes that the Company's Chief Executive Officer is currently best situated to serve as Chairman given his history with the Company, his deep knowledge of the Company's business and his extensive experience in managing private debt and equity investments in lower middle market companies and debt investments in middle market companies. The Company's independent directors bring experience, oversight and expertise from outside the Company and industry, while the Chief Executive Officer brings Company-specific and industry-specific experience and expertise. The Board believes that the combined role of Chairman and Chief Executive Officer promotes strategy development and execution while facilitating effective, timely communication between management and the Board. At the present time, the independent directors feel that the combined Chairman and Chief Executive Officer responsibility is optimum for effective corporate governance.

        In January 2018, our Board approved a leadership succession plan for the Company. Pursuant to the plan, Mr. Foster, co-founder of Main Street, and who has served as Chairman and Chief Executive Officer since the 2007 initial public offering, will transition the role and responsibility of Chief Executive Officer to Mr. Hyzak, with this transition planned to occur in the fourth quarter of this year. Mr. Foster will then continue to serve as Executive Chairman of the Main Street Board and will work closely with Mr. Hyzak to insure a smooth transition. This transfer of leadership responsibility is the cornerstone of the Board of Director's long term management succession planning process for the Company. Further, it is the Board's desire that Mr. Foster continue to serve on the Board long term and eventually transition to independent Chairman.

        Our Board of Directors designated Arthur L. French as Lead Independent Director to preside at all executive sessions of non-management directors. In the Lead Independent Director's absence, the remaining non-management directors may appoint a presiding director by majority vote. The non-management directors meet in executive session without management on a regular basis. The Lead Independent Director also has the responsibility of consulting with management on Board and committee meeting agendas, acting as a liaison between management and the non-management directors, including maintaining frequent contact with the Chairman and Chief Executive Officer and facilitating collaboration and communication between the non-management directors and management. Stockholders or other interested persons may send written communications to Arthur L. French, addressed to Lead Independent Director, c/o Main Street Capital Corporation, Corporate Secretary's Office, 1300 Post Oak Blvd., 8th Floor, Houston, Texas 77056.

Board of Directors and its Committees

        Board of Directors.    Our Board of Directors met four times and acted by unanimous written consent fifteen times during 2017. All directors attended 100% of the meetings of the Board of Directors and of the committees on which they served during 2017, and all eight directors at the time attended the 2017 annual meeting of stockholders in person. Our Board of Directors expects each director to make a diligent effort to attend all Board and committee meetings, as well as each annual meeting of stockholders.

        Committees.    Our Board of Directors currently has, and appoints the members of, standing Audit, Compensation and Nominating and Corporate Governance Committees. Each of those committees is comprised entirely of independent directors and has a written charter approved by our Board of Directors. The current members of the committees are identified in the following table.

Board Committees
Director	Audit	Compensation	Nominating and Corporate Governance
Michael Appling Jr.	☒		☒
Valerie L. Banner			☒
Joseph E. Canon		☒	Chair
Arthur L. French		Chair
J. Kevin Griffin	Chair		☒
John E. Jackson	☒	☒
Brian E. Lane		☒	☒
Stephen B. Solcher	☒

        Audit Committee.    During the year ended December 31, 2017, the Audit Committee met four times. The Audit Committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (as well as the compensation for those services), reviewing the independence of our independent accountants and reviewing the adequacy of our internal control over financial reporting. In addition, the Audit Committee is responsible for assisting our Board of Directors with its review and approval of the determination of the fair value of our investments. Our Board of Directors has determined that each of Messrs. Appling, Griffin, Jackson and Solcher is an "Audit Committee financial expert" as defined by the Securities and Exchange Commission, or the SEC. For more information on the backgrounds of these directors, see their biographical information under "Election of Directors" above.

        Compensation Committee.    During the year ended December 31, 2017, the Compensation Committee met four times and acted by unanimous written consent four times. The Compensation

Committee determines the compensation and related benefits for our executive officers including the amount of salary, bonus and stock-based compensation to be included in the compensation package for each of our executive officers. In addition, the Compensation Committee assists the Board of Directors in developing and evaluating the compensation of our non-management directors and evaluating succession planning with respect to the chief executive officer and other key executive positions. The Compensation Committee has the authority to engage the services of outside advisers, experts and others as it deems necessary to assist the committee in connection with its responsibilities. The actions of the Compensation Committee are generally reviewed and ratified by the entire Board of Directors, except the employee directors do not vote with respect to their compensation.

        Nominating and Corporate Governance Committee.    During the year ended December 31, 2017, the Nominating and Corporate Governance Committee met four times. The Nominating and Corporate Governance Committee is responsible for determining criteria for service on our Board of Directors, identifying, researching and recommending to the Board of Directors director nominees for election by our stockholders, selecting nominees to fill vacancies on our Board of Directors or a committee of the Board, developing and recommending to our Board of Directors any amendments to our corporate governance principles and overseeing the self-evaluation of our Board of Directors and its committees.

Compensation Committee Interlocks and Insider Participation

        Each member of the Compensation Committee is independent for purposes of the applicable listing standards of the New York Stock Exchange. During the year ended December 31, 2017, no member of the Compensation Committee was an officer, former officer or employee of ours or had a relationship disclosable under "Certain Relationships and Related Party Transactions," except as disclosed therein. No interlocking relationship, as defined by the rules adopted by the SEC, existed during the year ended December 31, 2017 between any member of the Board of Directors or the Compensation Committee and an executive officer of Main Street.

Director Nomination Process

        Our Nominating and Corporate Governance Committee has determined that a candidate for election to our Board of Directors must satisfy certain general criteria, including, among other things:

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  be an individual of the highest character and integrity and have an inquiring mind, vision, a willingness to ask hard questions and the ability to work professionally with others;

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  be free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

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  be willing and able to devote sufficient time to the affairs of our Company and be diligent in fulfilling the responsibilities of a member of our Board of Directors and a member of any committee thereof (including: developing and maintaining sufficient knowledge of our Company and the specialty finance industry in general; reviewing and analyzing reports and other information important to responsibilities of our Board of Directors and any committee thereof; preparing for, attending and participating in meetings of our Board of Directors and meetings of any committee thereof; and satisfying appropriate orientation and continuing education guidelines); and

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  have the capacity and desire to represent the balanced, best interests of our stockholders as a whole and not primarily a special interest group or constituency.

        The Nominating and Corporate Governance Committee seeks to identify potential director candidates who will strengthen the Board of Directors and will contribute to the overall mix of general criteria identified above. In addition to the general criteria, the Nominating and Corporate Governance Committee considers specific criteria, such as particular skills, experiences (whether in business or in other areas such as public service, academia or scientific communities), areas of expertise, specific backgrounds, and other characteristics, that should be represented on the Board of Directors to enhance its effectiveness and the effectiveness of its committees. The Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating and Corporate Governance Committee believe that it is essential that the Board members represent diverse experience and viewpoints and a diverse mix of the specific criteria above. The process of identifying potential director candidates includes establishing procedures for soliciting and reviewing potential nominees from directors and for advising those who suggest nominees of the outcome of such review. The Nominating and Corporate Governance Committee also has the authority to retain and terminate any search firm used to identify director candidates.

        Any stockholder may nominate one or more persons for election as one of our directors at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in our bylaws and any other applicable law, rule or regulation regarding director nominations. When submitting a nomination to our Company for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; number of any shares of our stock beneficially owned by the nominee, if any; the date such shares were acquired and the investment intent of such acquisition; whether such stockholder believes the nominee is an "interested person" of our Company, as defined in 1940 Act; and all other information required to be disclosed in solicitations of proxies for election of directors in an election contest or is otherwise required, including the nominee's written consent to being named in the proxy statement as a nominee and to serving as a director if elected. See "Stockholders' Proposals" in our 2018 proxy statement and our bylaws for other requirements of stockholder proposals.

        The Nominating and Corporate Governance Committee will consider candidates identified through the processes described above, and will evaluate each of them, including incumbents, based on the same criteria. The Nominating and Corporate Governance Committee also takes into account the contributions of incumbent directors as Board members and the benefits to us arising from their experience on our Board of Directors. Although the Nominating and Corporate Governance Committee will consider candidates identified by stockholders, the Nominating and Corporate Governance Committee may determine not to recommend those candidates to our Board of Directors, and our Board of Directors may determine not to nominate any candidates recommended by the Nominating and Corporate Governance Committee. None of the director nominees named in our 2018 proxy statement was nominated by stockholders.

Board's Role in the Oversight of Risk Management

        Our Board of Directors as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board committees that report on their deliberations to the full Board. The oversight responsibility of the Board and its committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks and management's risk mitigation strategies. Areas of focus include competitive, economic, operational, financial (accounting, credit, liquidity and tax), legal, regulatory, compliance and other risks. The Board and its committees oversee risks associated with their respective principal areas of focus, as summarized below. Committees meet in executive session with key management personnel regularly and with representatives of outside advisors as necessary.

Board/Committee	Primary Areas of Risk Oversight
Full Board	Strategic, financial and execution risks and exposures associated with the annual operating plan and five-year strategic plan; major litigation and regulatory exposures and other current matters that may present material risk to our operations, plans, prospects or reputation; material acquisitions and divestitures.
Audit Committee

Risks and exposures associated with financial matters, particularly investment valuation, financial reporting and disclosure, tax, accounting, oversight of independent accountants, internal control over financial reporting, financial policies and credit and liquidity matters, along with information technology systems and policies including data privacy and security and business continuity and operational risks.

Compensation Committee

Risks and exposures associated with leadership assessment, senior management succession planning, executive and director compensation programs and arrangements, including incentive plans, and compensation related regulatory compliance.

Nominating and Corporate Governance Committee	Risks and exposures relating to our programs and policies relating to legal compliance, corporate governance, and director nomination, evaluation and succession planning.

COMPENSATION OF DIRECTORS

        The following table sets forth the compensation that we paid during the year ended December 31, 2017 to our non-employee directors. Directors who are also employees of Main Street or any of its subsidiaries do not receive compensation for their services as directors.

Director Compensation Table

Name	Fees Earned or Paid in Cash(2)	Stock Awards(3)	Total
Arthur L. French	$227,500	$29,987	$257,487
Michael Appling Jr.	187,500	29,987	217,487
Valerie L. Banner(1)	88,000	30,007	118,007
Joseph E. Canon	190,000	29,987	219,987
J. Kevin Griffin	205,000	29,987	234,987
John E. Jackson	190,000	29,987	219,987
Brian E. Lane	182,500	29,987	212,487
Stephen B. Solcher	182,500	29,987	212,487

(1)
Ms. Banner was appointed to the Board on October 31, 2017 to fill a newly created vacancy.

(2)
Non-employee directors may elect to defer a portion of their annual cash retainers under the Main Street Capital Corporation Deferred Compensation Plan (the "2015 Deferred Compensation Plan"). Amounts deferred under the plan earn a return based on the returns on certain investment alternatives permitted under the plan, including phantom Main Street stock units, as designated by the participant. The following table sets forth information regarding the activity during 2017 related to the accounts of our non-employee directors under the 2015 Deferred Compensation Plan:

Name	Aggregate Balance at December 31, 2016	2017 Director Contributions	2017 Company Contributions	2017 Aggregate Earnings	2017 Aggregate Withdrawals/ Distributions	Aggregate Balance at December 31, 2017
Arthur L. French	$392,249	$75,000	—	$64,957	—	$532,206
Michael Appling Jr	377,164	67,500	—	62,287	—	506,951
Valerie L. Banner	—	88,000	—	39	—	88,039
Joseph E. Canon	565,758	190,000	—	96,739	—	852,497
J. Kevin Griffin	430,746	100,000	—	75,360	—	606,106
John E. Jackson	340,489	80,000	—	56,940	—	477,429
Brian E. Lane	133,547	70,000	—	23,773	—	227,320
Stephen B. Solcher	163,503	91,250	—	29,312	—	284,065
(3)
Each of Messrs. French, Appling, Canon, Griffin, Jackson, Lane and Solcher received an award of 743 restricted shares on May 2, 2017 and Ms. Banner received an award of 747 restricted shares on October 31, 2017 under the Main Street Capital Corporation 2015 Non-Employee Director Restricted Stock Plan (the "Non-Employee Director Plan"), which will vest 100% on April 30, 2018, the day of the annual meeting since the prior day is not a business day, provided that the grantee has been in continuous service as a member of the Board through such date. These amounts represent the grant date fair value of the 2017 stock awards in accordance with FASB ASC Topic 718 based on the closing price of our common stock on the date of grant. Dividends paid on restricted stock awards are reflected in the grant date fair value and, therefore, are not shown in the table. Pursuant to SEC rules, the amounts shown exclude the impact of any estimated forfeitures related to service-based vesting conditions. These amounts may not correspond to the actual value that will be recognized by our directors upon vesting. Each of Messrs. French, Appling, Canon, Griffin, Jackson, Lane and Solcher had 743, and Ms. Banner had 747, unvested shares of restricted stock outstanding as of December 31, 2017. Please see the discussion of the assumptions made in the valuation of these awards in Note L to the audited consolidated financial statements included in this prospectus.

        The compensation for non-employee directors for 2017 was comprised of cash compensation paid to or earned by directors in connection with their service as a director. That cash compensation consisted of an annual retainer of $170,000, and an additional $40,000 retainer for the Lead Independent Director. Non-employee directors do not receive fees based on meetings attended absent circumstances that require an exceptionally high number of meetings within an annual period. We also reimburse our non-employee directors for all reasonable expenses incurred in connection with their service on our Board. The chairpersons and members of our Board committees received additional annual retainers for 2017 as follows:

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  the chairperson of the Audit Committee: $30,000;

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  members of the Audit Committee other than the chairperson: $12,500;

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  the chairperson of the Compensation Committee: $17,500;

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  members of the Compensation Committee other than the chairperson: $7,500;

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  the chairperson of the Nominating and Corporate Governance Committee: $12,500; and

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  members of the Nominating and Corporate Governance Committee other than the chairperson: $5,000.

        The Non-Employee Director Plan provides a means through which we may attract and retain qualified non-employee directors to enter into and remain in service on our Board of Directors. Under the Non-Employee Director Plan, at the beginning of each one-year term of service on our Board of Directors, each non-employee director receives a number of shares equivalent to $30,000 based on the closing price of a share of our common stock on the New York Stock Exchange (or other exchange on which our shares are then listed) on the date of grant. These shares are subject to forfeiture provisions that will lapse as to an entire award at the end of the one-year term.

        In November 2015, our Board of Directors approved and adopted the 2015 Deferred Compensation Plan. The 2015 Deferred Compensation Plan became effective on January 1, 2016 and replaced the Deferred Compensation Plan for Non-Employee Directors previously adopted and approved by the Board in 2013. Under the 2015 Deferred Compensation Plan, non-employee directors and certain key employees may defer receipt of some or all of their cash compensation, subject to certain limitations. Individuals participating in the 2015 Deferred Compensation Plan receive distributions of their respective balances based on predetermined payout schedules or other events as defined by the plan and are also able to direct investments made on their behalf among investment alternatives permitted from time to time under the plan, including phantom Main Street stock units.

        For the beneficial ownership of our common stock by each of our directors and the dollar range value of such ownership, please see "Control Persons and Principal Stockholders".

COMPENSATION DISCUSSION AND ANALYSIS

        The following Compensation Discussion and Analysis, or CD&A, provides information relating to the compensation of Main Street's Named Executive Officers, or NEOs, for 2017, who were:

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  Vincent D. Foster, Chairman of the Board and Chief Executive Officer;

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  Dwayne L. Hyzak, Member of the Board, President, Chief Operating Officer and Senior Managing Director;

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  David L. Magdol, Vice Chairman, Chief Investment Officer and Senior Managing Director;

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  Curtis L. Hartman, Vice Chairman, Chief Credit Officer and Senior Managing Director; and

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  Brent D. Smith, Chief Financial Officer and Treasurer.

Compensation Philosophy and Objectives

        The Main Street compensation system was developed by the Compensation Committee and approved by all independent directors. The system is designed to attract and retain key executives, motivate them to achieve the Company's business objectives and reward them for performance while aligning management's interests with those of the Company's stockholders. The structure of Main Street's incentive compensation programs is formulated to encourage and reward the following, among other things:

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  achievement of income and capital gains to sustain and grow the Company's dividend payments;

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  maintenance of liquidity and capital flexibility to accomplish the Company's business objectives, including the preservation of investor capital;

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  attainment of superior risk-adjusted returns on the Company's investment portfolio; and

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  professional development and growth of individual executives, the management team and other employees.

        The Compensation Committee has the primary authority to establish compensation for the NEOs and other key employees and administers all executive compensation arrangements and policies. Main Street's Chief Executive Officer assists the Committee by providing recommendations regarding the compensation of NEOs and other key employees, excluding himself. The Committee exercises its discretion by modifying or accepting these recommendations. The Chief Executive Officer routinely attends a portion of the Committee meetings. However, the Committee often meets in executive session without the Chief Executive Officer or other members of management when discussing compensation matters and on other occasions as determined by the Committee.

        The compensation packages for Main Street NEOs and other key employees are structured to reflect the Compensation Committee's commitment to corporate governance best practices and performance-oriented executive compensation. Specifically, the Compensation Committee has implemented the following practices for NEOs and other key employees:

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  no employment agreements;

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  no cash severance benefits;

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  no supplemental defined benefit pensions; and

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  no tax gross-up payments.

        The Compensation Committee takes into account competitive market practices with respect to the salaries and total direct compensation of the NEOs and other key employees. Members of the Committee consider market practices by reviewing public and non-public information for executives at comparable companies and funds. The Committee also has the authority to utilize compensation consultants to better understand competitive pay practices and has retained such expertise in the past.

Independent Compensation Consultant

        The Compensation Committee has from time to time engaged independent compensation consultants to assist the Committee and provide advice on a variety of compensation matters relating to NEO, other key employee and independent director compensation, incentive compensation plans and compensation trends, best practices and regulatory matters. Any such compensation consultants are hired by and report directly to the Compensation Committee. Although compensation consultants may work directly with management on behalf of the Compensation Committee, any such work is under the control and supervision of the Compensation Committee. The Compensation Committee did not retain any independent compensation consultants or pay any fees for compensation consulting services for fiscal 2017.

Assessment of Market Data

        In assessing the competitiveness of executive compensation levels, the Compensation Committee analyzes market data of certain companies, including internally managed business development companies, or BDCs, private equity firms and other asset management and financial services companies. This analysis focuses on key elements of compensation practices in general, and more specifically, the compensation practices at companies and funds reasonably comparable in asset size, typical investment size and type, market capitalization and general business scope as compared to the Company.

        As regards other internally managed BDCs like Main Street, the Compensation Committee considers the compensation practices and policies pertaining to executive officers as detailed in their company's respective proxies, research analysts' reports and other publicly available information. However, there are relatively few internally managed BDCs and none that are directly comparable to the Company as regards business strategies, assets under management, typical investment size and type and market capitalization. Moreover, regarding the compensation and retention of executive talent, the Company also competes with private equity funds, mezzanine debt funds, hedge funds and other types of specialized investment funds. Since these funds are generally private companies that are not required to publicly disclose their executive compensation practices and policies, the Committee relies on third party compensation surveys as well as other available information to compare compensation practices and policies.

        Items taken into account from comparable companies and funds include, but are not necessarily limited to, base compensation, bonus compensation, stock option awards, restricted stock awards, carried interest and other compensation. In addition to actual levels of cash and equity related compensation, the Compensation Committee also considers other approaches comparable companies are taking with regard to overall executive compensation practices. Such items include, but are not necessarily limited to, the use of employment agreements for certain employees, the mix of cash and equity compensation, the use of third party compensation consultants and certain corporate and executive performance measures that are established to achieve longer term total return for stockholders. Finally, in addition to analyzing comparable companies and funds, the Committee also evaluates the relative cost structure of the Company as compared to the entire BDC sector, including internally and externally managed BDCs, as well as other private funds.

Assessment of Company Performance

        The Compensation Committee believes that sustained financial performance coupled with consistent stockholders' returns as well as proportional employee compensation are essential components for Main Street's long-term business success. Main Street typically makes three to seven year investments in its portfolio companies. However, the Company's business plan involves taking on investment risks over a range of time periods. Accordingly, much emphasis is focused on maintaining the stability of net asset values as well as the continuity of earnings to pass through to stockholders in the form of recurring dividends. The quality of the earnings supporting the dividends as well as the maintenance and growth of dividends are key metrics in the Committee's assessment of financial performance.

        Main Street's primary strategy is to generate current income from debt investments and to realize capital gains from equity-related investments. This income supports the payment of dividends to stockholders. The recurring payment of dividends requires a methodical investment acquisition approach and active monitoring and management of the investment portfolio over time. A meaningful part of the Company's employee base is dedicated to the maintenance of asset values and expansion of this recurring income to sustain and grow dividends. The Committee believes that stability of the management team is critical to achieving successful implementation of the Company's strategies. Further, the Committee, in establishing and assessing executive salary and performance incentives, is more focused on Main Street results as compared to its business objectives rather than the performance of Main Street relative to other comparable companies or industry metrics.

Executive Compensation Components

        For 2017, the components of Main Street's direct compensation program for NEOs included:

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  base salary;

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  annual cash bonuses;

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  long-term compensation pursuant to the 2015 Equity and Incentive Plan; and

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  other benefits.

        The Compensation Committee designs each NEO's direct compensation package to appropriately reward the NEO for his or her contribution to the Company. The judgment and experience of the Committee are weighed with individual and Company performance metrics and consultation with the Chief Executive Officer (except with respect to himself) to determine the appropriate mix of compensation for each individual. The Compensation Committee does not target a specific level of compensation relative to market practice, and only uses such data as a reference point when establishing compensation levels for NEOs. Cash compensation consisting of base salary and discretionary bonuses tied to achievement of individual performance goals that are reviewed and approved by the Committee, as well as corporate objectives, are intended to motivate NEOs to remain with the Company and work to achieve expected business objectives. Stock-based compensation is awarded based on performance expectations approved by the Committee for each NEO. The blend of short-term and long-term compensation may be adjusted from time to time to balance the Committee's views regarding the benefits of current cash compensation and appropriate retention incentives.

  Base Salary

        Base salary is used to recognize the experience, skills, knowledge and responsibilities required of the NEOs in their roles. In connection with establishing the base salary of each NEO, the Compensation Committee and management consider a number of factors, including the seniority and experience level of the individual, the functional responsibilities of the position, the experience level of the individual, the Company's ability to replace the executive, the past base salary of the individual and the relative number of well-qualified candidates available in the area. In addition, the Committee considers publicly available information regarding the base salaries paid to similarly situated executive officers and other competitive market practices.

        The salaries of the NEOs are reviewed on an annual basis, as well as at the time of promotion or any substantial change in responsibilities. The key factors in determining increases in salary level are relative performance and competitive pressures.

  Annual Cash Bonuses

        Annual cash bonuses are intended to reward individual performance on an annual basis and can therefore be variable from year to year. Cash bonus awards for the NEOs are determined by the Compensation Committee on a discretionary basis based on performance criteria, particularly the Company's dividend performance as well as corporate and individual performance goals and other measures established by the Committee with the Chief Executive Officer's input (except with respect to his own performance criteria). Should actual performance exceed expected performance criteria, the Committee may adjust individual cash bonuses to take such superior performance into account.

  Long-Term Incentive Awards

        Main Street's Board of Directors and stockholders approved the 2015 Equity and Incentive Plan in May 2015 to provide stock-based awards as long-term incentive compensation to employees, including the NEOs. The Company uses stock-based awards to (i) attract and retain key employees, (ii) motivate employees by means of performance-related incentives to achieve long-range performance goals, (iii) enable employees to participate in the Company's long-term growth in value and (iv) link employees' compensation to the long-term interests of stockholders. At the time of each award, the Compensation Committee will determine the terms of the award, including any performance period (or periods) and any performance objectives relating to vesting of the award. Prior to the adoption of the 2015 Equity and Incentive Plan, stock-based awards to employees were made under and are governed by the 2008 Equity Incentive Plan. Terms of the 2008 Equity Incentive Plan are substantially similar to the 2015 Equity and Incentive Plan. After adoption of the 2015 Equity and Incentive Plan no further awards have or will be granted under the 2008 Equity Incentive Plan.

        Restricted Stock.    Main Street has received exemptive relief from the SEC that permits the Company to grant restricted stock in exchange for or in recognition of services by its executive officers and employees. Pursuant to the 2015 Equity and Incentive Plan, the Compensation Committee may award shares of restricted stock to plan participants in such amounts and on such terms as the Committee determines in its sole discretion, provided that such awards are consistent with the conditions set forth in the SEC's exemptive order. Each restricted stock grant will be for a fixed number of shares as set forth in an award agreement between the grantee and Main Street. Award agreements will set forth time and/or performance vesting schedules and other appropriate terms and/or restrictions with respect to awards, including rights to dividends and voting rights. Beginning in 2015, the Committee awarded restricted stock awards to employees, including NEOs, which vest in equal increments over a three year time frame based on continued service during the vesting period. The Committee's previous practice had been to award restricted stock to employees which vested over a four year time frame. The change to the vesting period was made to be more closely aligned with comparable companies.

        Options.    The Compensation Committee may also grant stock options to purchase Main Street's common stock (including incentive stock options and nonqualified stock options). The Committee expects that any options granted will represent a fixed number of shares of common stock, will have an exercise price equal to the fair market value of common stock on the date of grant, and will be exercisable, or "vested," at some later time after grant. Certain stock options may provide for vesting based on the grantee remaining employed by Main Street for a time certain and/or the grantee and/or the Company attaining specified performance criteria. To date, the Committee has not granted stock options to any NEO.

  Other Benefits

        Main Street's NEOs generally participate in the same benefit plans and programs as the Company's other employees, including comprehensive medical, dental and vision insurance, short term and long term disability insurance and life insurance.

        Main Street maintains a 401(k) plan for all full-time employees who are at least 21 years of age through which the Company makes non-discretionary matching contributions to each participant's plan account on the participant's behalf. For each participating employee, the Company's contribution is a 100% match of the employee's contributions up to a 3% contribution level and a 50% match of the employee's contributions from a 3% to a 6% contribution level, with a maximum annual regular matching contribution of $12,150 during 2017. All contributions to the plan, including those made by the Company, vest immediately. The Board of Directors may also, at its sole discretion, provide that the Company will make additional contributions to employee 401(k) plan accounts, which would also vest immediately.

        In November 2015, our Board of Directors approved and adopted the 2015 Deferred Compensation Plan to allow non-employee directors and certain key employees, including each of the NEOs, to defer receipt of some or all of their cash compensation, subject to certain limitations. Although not currently anticipated and subject to prior Compensation Committee approval, discretionary employer contributions are also permitted to the 2015 Deferred Compensation Plan. Individuals participating in the 2015 Deferred Compensation Plan receive distributions of their respective balances based on predetermined payout schedules or other events as defined by the plan and are also able to direct investments made on their behalf among investment alternatives permitted from time to time under the plan, including phantom Main Street stock units. The 2015 Deferred Compensation Plan became effective on January 1, 2016.

  Perquisites

        The Company provides no other material benefits, perquisites or retirement benefits to the NEOs.

Potential Payments Upon Change in Control or Termination of Employment

        Unless the terms of an award provide otherwise, in the event of a specified transaction involving a "change in control" (as defined in the 2015 Equity and Incentive Plan) in which there is an acquiring or surviving entity, the Board of Directors may provide for the assumption of some or all outstanding awards, or for the grant of substitute awards, by the acquirer or survivor. In the event no such assumption or substitution occurs, each stock-based award, subject to its terms, will become fully vested or exercisable prior to the change in control on a basis that gives the holder of the award a reasonable opportunity, as determined by the Board of Directors, to participate as a stockholder in the change in control following vesting or exercise. The award will terminate upon consummation of the change in control.

        Transactions involving a "change in control" under the 2015 Equity and Incentive Plan include the following, other than where Main Street's stockholders continue to have substantially the same proportionate ownership in an entity which owns substantially all of Main Street's assets immediately following such transaction:

  •
  a single person or entity or group of persons and/or entities, other than Main Street, any of its employee benefit plans, a company owned by Main Street's stockholders in substantially the same proportions as their ownership in Main Street or an underwriter temporarily holding securities pursuant to an offering by Main Street, becomes the beneficial owner of more than 30% of the combined voting power of Main Street's voting securities then outstanding;

  •
  a change in the membership of the Board of Directors such that the individuals who, as of the effective date of the 2015 Equity and Incentive Plan, constitute the Board of Directors (the "Continuing Directors"), and any new director whose election or nomination to the Board of Directors was approved by a vote of at least a majority of the Continuing Directors, cease to constitute at least a majority of the Board;

  •
  a merger, reorganization or business combination of Main Street or one of its subsidiaries with or into any other entity, other than where the holders of Main Street's voting securities outstanding immediately before such transaction would represent immediately thereafter more than a majority of the combined voting power of the voting securities of Main Street or the surviving entity or the parent of such surviving entity;

  •
  a sale or disposition of all or substantially all of Main Street's assets, other than where the holders of Main Street's voting securities outstanding immediately before such transaction hold securities immediately thereafter which represent more than a majority of the combined voting power of the voting securities of the acquirer or the parent of such acquirer of such assets; or

  •
  Main Street's stockholders approve a plan of complete liquidation or dissolution of Main Street.

        Our restricted stock awards also provide that upon a participant's death, disability, involuntary termination without cause or voluntary termination with good reason (each as defined in the award agreement), the unvested shares of restricted stock will fully vest. The number of shares and value of unvested restricted stock for each NEO as of December 31, 2017 that would have vested under the acceleration scenarios described above is shown under "Compensation of Executive Officers—Outstanding Equity Awards at Fiscal Year-End."

        In addition, NEOs who participate in the 2015 Deferred Compensation Plan could receive a distribution of their balances in that plan in connection with their death, disability or termination of employment, depending on their distribution elections under the plan. The aggregate balance in the 2015 Deferred Compensation Plan of each NEO as of December 31, 2017 is shown under "Compensation of Executive Officers—Nonqualified Deferred Compensation."

        Other than the accelerated vesting of restricted stock and amounts due under the 2015 Deferred Compensation Plan, we would not incur any other payment obligations to our NEOs in the event of a change in control or any of the aforementioned causes of termination of employment.

1940 Act Restrictions on Company Performance Based Compensation

        The 1940 Act provides that a BDC such as Main Street may maintain either an equity incentive plan or a "profit-sharing plan", but not both, for its NEOs and other employees. The Compensation Committee believes that equity incentives strongly align the interests of NEOs and employees with those of the Company's stockholders. Accordingly, Main Street has adopted and maintained equity incentive plans for its NEOs and employees since 2008. As a result, the 1940 Act prohibits Main Street from having a "profit-sharing plan."

        The term "profit-sharing plan" is defined very broadly in the 1940 Act but in this context is generally viewed as referring to incentive and other compensation being directly tied to a company's gross or net income or any other indicia of the company's overall financial performance, such as realized gains or losses and unrealized appreciation or depreciation on investments. In this regard, the SEC has indicated that a compensation program possesses profit-sharing characteristics if a company is obligated to make payments under the program based on company performance metrics.

        Due to these restrictions imposed by the 1940 Act, the Compensation Committee is not permitted to use nondiscretionary or formulaic Company performance goals or criteria to determine executive incentive compensation. Instead, the Committee considers overall Company performance along with other factors, including individual performance criteria, and uses its discretion in determining the appropriate compensation for NEOs and other key employees. The Compensation Committee's objective is to work within the 1940 Act regulatory framework to establish appropriate compensation levels, maintain pay-for-performance alignment and implement compensation best practices.

Tax Deductibility of Compensation

        Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a deduction to public companies to the extent of excess annual compensation over $1 million paid to certain executive officers, except to the extent compensation qualified as performance based compensation within the meaning of Section 162(m). Section 162(m) was amended and expanded by tax legislation enacted at the end of 2017. For amounts paid in 2018 and later years, the Section 162(m) deduction limit applies to an expanded group of executive officers and former executive officers, with limited exceptions. In addition, the exception for performance-based compensation is no longer available starting in 2018. Accordingly, annual cash bonuses to be paid for 2018 performance as well as equity awards granted in 2018 and beyond will no longer qualify as performance-based compensation and will be subject to the deduction limits of Section 162(m). Therefore, to the extent any of these executive officers are paid compensation in excess of $1,000,000 for any year after 2017, Main Street generally cannot deduct the compensation for U.S. federal income tax purposes.

        For years before 2018, Main Street's general policy, where consistent with business objectives, was to preserve the deductibility of executive officer compensation and structured compensation programs accordingly. Going forward and in part as a result of the newly enacted tax legislation the Compensation Committee may authorize amounts and forms of compensation that might not be deductible if the Committee deems such to be in the best interests of Main Street and its stockholders.

Stockholder Advisory Vote on Executive Compensation

        At our 2017 annual meeting of stockholders, our stockholders provided an advisory vote with 91% of the votes cast approving our compensation philosophy, policies and procedures and the 2016 fiscal year compensation of our NEOs (the "Advisory Vote"). Subsequently, the Compensation Committee considered the results of the Advisory Vote in determining compensation policies and decisions of the Company. The Advisory Vote affected the Company's executive compensation decisions and policies by reaffirming the Company's compensation philosophies, and the Compensation Committee will continue to use these philosophies and past practice in determining future compensation decisions.

2017 Compensation Determination

        The Compensation Committee analyzed the competitiveness of the components of compensation described above on both an individual and aggregate basis. The Committee believes that the total compensation paid to the NEOs for the fiscal year ended December 31, 2017, is consistent with the overall objectives of Main Street's executive compensation program.

  Base Salary

        The Compensation Committee annually reviews the base salary of each executive officer, including each NEO, and determines whether or not to increase it in its sole discretion. Increases to base salary can be awarded to recognize, among other things, relative performance, relative cost of living and competitive pressures.

        In 2017, the Compensation Committee approved base salary increases for each NEO in recognition each NEO's and the Company's performance for the year and also to more closely align each NEO's compensation with similar executive officers of comparable companies.

        The amount of annual base salary paid to each NEO for 2017 is presented under the caption entitled "Compensation of Executive Officers—Summary Compensation Table." The Committee believes that the salary changes and resulting base salaries were competitive in the market place and appropriate for Main Street executives as a key component of an overall compensation package.

  Annual Cash Incentive Bonus

        Cash bonuses are determined annually by the Compensation Committee and are based on individual and corporate performance objectives coupled with Committee discretion as appropriate. The

2017 performance criteria used for determining the cash bonuses for NEOs included, among other things, the following:

  •
  Achievement of corporate objectives, particularly those related to the maintenance and growth of dividends and preservation of capital through maintenance and growth of net asset value per share;

  •
  Individual performance and achievement of individual goals, as well as the contribution to corporate objectives;

  •
  Maintaining liquidity and capital flexibility to accomplish the Company's business objectives;

  •
  Maintaining the highest ethical standards, internal controls and adherence to regulatory requirements; and

  •
  Appropriate and planned development of personnel.

        The Company paid cash bonuses to NEOs for 2017 performance in recognition of Main Street's strong financial results, including total stockholder return of 16.0%. The NEOs contributed significantly to the Company's performance. Major achievements considered by the Compensation Committee included increased distributable net investment income per share, increased regular monthly dividends per share, favorable total stockholder return, increased net asset value per share, growth of the investment portfolio, continuation of the Company's low total operating cost structure in comparison to peer organizations, maintaining an investment grade rating from Standard & Poor's Ratings Services, further improving the Company's overall capital structure through its November 2018 investment grade debt offering, low employee turnover, expansion of the Company's third party asset management business and development of talented personnel. The Compensation Committee did not weight these achievements and used discretion in determining the cash bonus amount allocated to each executive. In summary, the performance of the NEO group and the management team overall was at a consistent high level in 2017 resulting in excellent financial results.

        The amount of cash bonus paid to each NEO for 2017 is presented under the caption entitled "Compensation of Executive Officers—Summary Compensation Table." The Committee believes that these cash bonus awards are individually appropriate based on 2017 performance. Such bonuses comprise a key component of the Company's overall compensation program.

  Long-Term Incentive Awards

        The Company granted restricted shares to our NEOs in 2017 to recognize individual contributions to corporate strategic priorities and to the long-term performance of the Company. Other objectives of restricted stock awards were to assist with retention, align NEO interests with stockholders' and to provide competitive total direct compensation. Contributions to the future success of the Company include expanded roles of NEOs within the Company, recruitment and development of personnel, advancement of strategic initiatives with benefits beyond the current year, development of appropriate capital structure alternatives and enhancement of the Company's reputation with key constituents.

        The amount of restricted shares granted to each NEO in 2017 is presented under the caption entitled "Compensation of Executive Officers—Grants of Plan-Based Awards." The Committee is currently assessing the potential for long-term incentive compensation through grants of restricted shares to our NEOs for 2018, which are expected to be awarded in April 2018.

Risk Management and Compensation Policies and Practices

        We believe that risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company. In addition, the Compensation

Committee believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks.

        The Compensation Committee has reviewed the elements of executive compensation to determine whether any portion of executive compensation encourages excessive risk taking and concluded:

  •
  compensation is allocated among base salary and short and long-term compensation opportunities in such a way as to not encourage excessive risk-taking;

  •
  significant weighting towards long-term incentive compensation discourages short-term risk taking;

  •
  executive goals are appropriately established across several key metrics and criteria in order to avoid an outcome where the failure to achieve any individual target would result in a large percentage loss of compensation; and

  •
  multi-year vesting of restricted stock coupled with share ownership guidelines properly account for the time horizon of risks.

        Finally, in addition to the factors described above, incentive compensation decisions include subjective considerations that restrain the influence of formulae or objective driven determinations that might lead to excessive risk taking.

COMPENSATION OF EXECUTIVE OFFICERS

        The following table summarizes the compensation of our Named Executive Officers, or NEOs, for the fiscal year ended December 31, 2017.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	All Other Compensation(3)	Total
Vincent D. Foster	2017	$608,750	$1,500,000	$1,781,107	$12,150	$3,902,007
Chairman of the Board and	2016	586,250	1,325,000	1,605,277	11,925	3,528,452
Chief Executive Officer	2015	568,750	1,300,000	1,556,595	11,925	3,437,270
Dwayne L. Hyzak	2017	$530,000	$1,200,000	$1,247,270	$12,150	$2,989,420
Member of the Board, President, Chief	2016	498,750	1,000,000	1,172,125	11,925	2,682,800
Operating Officer and Senior Managing	2015	435,000	850,000	1,154,887	11,925	2,451,812
Director
David L. Magdol	2017	$381,250	$900,000	$857,203	$12,150	$2,150,603
Vice Chairman, Chief Investment Officer and	2016	361,250	575,000	815,397	11,925	1,763,572
Senior Managing Director	2015	332,500	575,000	753,179	11,925	1,672,604
Curtis L. Hartman	2017	$381,250	$180,000	$857,203	$12,150	$1,430,603
Vice Chairman, Chief Credit Officer and	2016	361,250	525,000	815,397	11,925	1,713,572
Senior Managing Director	2015	332,500	625,000	803,416	11,925	1,772,841
Brent D. Smith	2017	$316,250	$450,000	$533,837	$12,150	$1,312,237
Chief Financial Officer and Treasurer	2016	300,000	415,000	509,607	11,925	1,236,532
	2015	282,500	400,000	—	11,925	694,425

(1)
These amounts reflect annual cash bonuses earned by the NEOs based on individual and corporate performance as determined by the Compensation Committee.

(2)
These amounts represent the fair value of restricted stock awards in accordance with FASB ASC Topic 718 based on the closing price of our common stock on the grant date. Dividends paid on restricted stock awards are reflected in the grant date fair value and, therefore, are not shown in the table. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. These amounts do not correspond to the actual value that will be recognized by our NEOs upon the vesting of such grants. Please see the discussion of the assumptions made in the valuation of these awards in Note L to the audited consolidated financial statements included in this prospectus.

(3)
These amounts reflect employer matching contributions we made to each NEO's account in our 401(k) plan.

Grants of Plan-Based Awards

        The following table sets forth information regarding restricted stock awards granted to our NEOs in fiscal 2017:

Name	Grant Date	Stock Awards; Number of Shares of Stock(1)	Grant Date Fair Value of Stock Awards
Vincent D. Foster	April 3, 2017	46,383	$1,781,107
Dwayne L. Hyzak	April 3, 2017	32,481	1,247,270
David L. Magdol	April 3, 2017	22,323	857,203
Curtis L. Hartman	April 3, 2017	22,323	857,203
Brent D. Smith	April 3, 2017	13,902	533,837

(1)
Restricted stock grants to NEOs under the 2015 Equity and Incentive Plan in 2017 vest ratably over three years from the grant date, and all underlying shares are entitled to dividends and voting rights beginning on the grant date.

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth the awards of restricted stock for which forfeiture provisions have not lapsed and remain outstanding at December 31, 2017:

	Stock Awards
Name	Number of Shares of Stock That Have Not Vested(1)		Market Value of Shares of Stock That Have Not Vested(2)
Vincent D. Foster	108,631	(3)	$4,315,910
Dwayne L. Hyzak	78,353	(4)	3,112,965
David L. Magdol	55,046	(5)	2,186,978
Curtis L. Hartman	53,192	(6)	2,113,318
Brent D. Smith	24,767	(7)	983,993

(1)
No restricted stock awards have been transferred.

(2)
The market value of shares of stock that have not vested was determined based on the closing price of our common stock on the New York Stock Exchange at December 29, 2017.

(3)
49,409 shares will vest on April 1, 2018; 11,188 shares will vest on June 20, 2018; 32,573 shares will vest on April 1, 2019; and 15,461 shares will vest on April 1, 2020, subject in each case to the NEO still being employed by us on the respective vesting date.

(4)
35,813 shares will vest on April 1, 2018; 8,391 shares will vest on June 20, 2018; 23,322 shares will vest on April 1, 2019; and 10,827 shares will vest on April 1, 2020, subject in each case to the NEO still being employed by us on the respective vesting date.

(5)
24,279 shares will vest on April 1, 2018; 7,193 shares will vest on June 20, 2018; 16,133 shares will vest on April 1, 2019; and 7,441 shares will vest on April 1, 2020, subject in each case to the NEO still being employed by us on the respective vesting date.

(6)
24,823 shares will vest on April 1, 2018; 4,795 shares will vest on June 20, 2018; 16,133 shares will vest on April 1, 2019; and 7,441 shares will vest on April 1, 2020, subject in each case to the NEO still being employed by us on the respective vesting date.

(7)
10,066 shares will vest on April 1, 2018; 10,067 shares will vest on April 1, 2019; and 4,634 shares will vest on April 1, 2020, subject in each case to the NEO still being employed by us on the respective vesting date.

Equity Awards Vested in Fiscal Year

        The following table sets forth information regarding shares of restricted stock for which forfeiture restrictions lapsed during the fiscal year ended December 31, 2017:

	Stock Awards
Name	Number of Shares Acquired on Vesting(1)	Value Realized on Vesting(2)
Vincent D. Foster	56,606	$2,172,991
Dwayne L. Hyzak	42,421	1,628,443
David L. Magdol	31,972	1,227,271
Curtis L. Hartman	29,412	1,129,060
Brent D. Smith	9,904	380,179

(1)
Number of shares acquired upon vesting is before withholding of vesting shares by the Company to satisfy tax withholding obligations.

(2)
Value realized upon vesting is based on the closing price of our common stock on the vesting date.

Nonqualified Deferred Compensation

        The following table sets forth information regarding the activity during the fiscal year ended December 31, 2017 related to the accounts of our NEOs under the 2015 Deferred Compensation Plan:

Name	Aggregate Balance at December 31, 2016	2017 Executive Contributions(1)	2017 Company Contributions	2017 Aggregate Earnings(2)	2017 Aggregate Withdrawals/ Distributions	Aggregate Balance at December 31, 2017(3)
Vincent D. Foster	$63,280	$389,562	—	$69,589	—	$522,431
Dwayne L. Hyzak	92,535	138,849	—	36,295	—	267,679
David L. Magdol	92,570	171,693	—	43,571	—	307,834
Curtis L. Hartman	55,037	205,497	—	35,485	—	296,019
Brent D. Smith	33,528	48,494	—	8,927	—	90,949

(1)
The 2017 Executive Contributions shown above include amounts reported in the "Salary" column of the Summary Compensation Table for 2017 as follows: $58,312 for Mr. Foster; $88,849 for Mr. Hyzak; and $36,521 for Mr. Magdol. The remaining amounts included in 2017 Executive Contributions shown above represent contributions from (i) dividends on unvested stock held by our NEOs and (ii) bonuses that accrued in 2016 but were paid in 2017. The dividends are not separately reported in the Summary Compensation Table but are included in the value shown in the "Stock Awards" column in the year of grant.

(2)
The 2017 Aggregate Earnings shown above represents earnings on amounts in the 2015 Deferred Compensation Plan during 2017. These amounts are not reported in the Summary Compensation Table.

(3)
The Aggregate Balance at December 31, 2017 shown above includes amounts reported in the Summary Compensation Table for prior years as follows: $389,875 for Mr. Foster; $137,281 for Mr. Hyzak; $93,625 for Mr. Magdol; and $105,000 for Mr. Hartman.

        In November 2015, our Board of Directors approved and adopted the 2015 Deferred Compensation Plan, an unfunded, nonqualified deferred compensation plan, to allow non-employee directors and certain key employees, including each of the NEOs, to defer receipt of some or all of their cash compensation, subject to certain limitations. Pursuant to the 2015 Deferred Compensation Plan, executives may contribute on a pre-tax basis up to 100% of their salary, bonus and dividends paid on shares of unvested Company stock. Although not currently anticipated and subject to prior Compensation Committee approval, discretionary employer contributions are also permitted to the 2015 Deferred Compensation Plan. Individuals participating in the 2015 Deferred Compensation Plan receive distributions of their respective balances based on predetermined payout schedules or other events as defined by the plan. Amounts deferred under the plan earn a return based on the returns on certain investment alternatives permitted under the plan, including phantom Main Street stock units, as designated by the participant. The 2015 Deferred Compensation Plan became effective on January 1, 2016.

Potential Payments Upon Change in Control or Termination of Employment

        As described in "Compensation Discussion and Analysis," our restricted stock awards to employees, including NEOs, provide that upon certain transactions involving a change in control, or upon a participant's death, disability, involuntary termination without cause or voluntary termination with good reason (each as defined in the award agreement), the unvested shares of restricted stock will fully vest. The number of shares and value of unvested restricted stock for each NEO as of December 31, 2017 that would have vested under the acceleration scenarios described above is shown under the heading "—Outstanding Equity Awards at Fiscal Year-End."

        In addition, NEOs who participate in the 2015 Deferred Compensation Plan could receive a distribution of their balances in that plan in connection with their death, disability or termination of employment, depending on their distribution elections under the plan. The aggregate balance in the 2015 Deferred Compensation Plan of each NEO as of December 31, 2017 is shown under the heading "—Nonqualified Deferred Compensation."

        Other than the accelerated vesting of restricted stock and amounts due under the 2015 Deferred Compensation Plan, we would not incur any other payment obligations to our NEOs in the event of a change in control or any of the aforementioned causes of termination of employment.

Chief Executive Officer Pay Ratio

        For 2017, our last completed fiscal year, the median of the annual total compensation of all of our employees (other than Mr. Foster, our Chief Executive Officer (our "CEO")) was $141,684, and the annual total compensation of our CEO, as reported in the Summary Compensation Table, was $3,902,007. Based on this information, our CEO's 2017 annual total compensation was approximately 28 times that of the median of the 2017 annual total compensation of all of our employees.

        We selected December 31, 2017 as the date used to identify our "median employee" whose annual total compensation was the median of the annual total compensation of all our employees (other than our CEO) for 2017. As of December 31, 2017, our employee population consisted of 58 individuals, all located in our Houston, Texas office. We compared the annual total compensation for our employee population in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, which included salary, bonus, stock awards and employer matching contributions to employee accounts in our 401(k) plan. In making this determination, we annualized the compensation of eight employees who were hired in 2017 but did not work for us the entire fiscal year.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        We have procedures in place for the review, approval and monitoring of transactions involving us and certain persons related to us. As a BDC, the 1940 Act restricts us from participating in transactions with any persons affiliated with us, including our officers, directors and employees and any person controlling or under common control with us, subject to certain exceptions.

        In the ordinary course of business, we enter into transactions with portfolio companies that may be considered related party transactions. We have implemented certain policies and procedures, both written and unwritten, to ensure that we do not engage in any prohibited transactions with any persons affiliated with us. If such affiliations are found to exist, we seek Board and/or appropriate Board committee review and approval or exemptive relief for such transactions, as appropriate.

        In addition, our Code of Business Conduct and Ethics, which is applicable to all of our employees, officers and directors, requires that all employees, officers and directors avoid any conflict, or the appearance of a conflict, between an individual's personal interests and our interests. Our Code of Business Conduct and Ethics is available at http://mainstcapital.com under "Corporate Governance—Governance Docs" in the "Investors" section of our website.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

        The following table sets forth information with respect to the beneficial ownership of our common stock by:

  •
  each person known to us to beneficially own more than five percent of the outstanding shares of our common stock;

  •
  each of our directors and executive officers; and

  •
  all of our directors and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of March 2, 2018. Percentage of beneficial ownership is based on 58,753,792 shares of common stock outstanding as of March 2, 2018.

        Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, and maintains an address c/o Main Street Capital Corporation. Our address is 1300 Post Oak Boulevard, 8th Floor, Houston, Texas 77056.

	Shares Owned Beneficially
Name	Number		Percentage
Independent Directors:
Michael Appling Jr.	125,839	(1)	*
Valerie L. Banner	2,989	(2)	*
Joseph E. Canon	67,078	(3)	*
Arthur L. French	62,584	(4)	*
J. Kevin Griffin	27,429	(5)	*
John E. Jackson	26,644	(6)	*
Brian E. Lane	8,843	(7)	*
Stephen B. Solcher	10,285	(8)	*
Interested Directors:
Vincent D. Foster	1,703,083	(9)	2.90%
Dwayne L. Hyzak	317,298		*
Executive Officers:
David L. Magdol	309,598		*
Curtis L. Hartman	248,096		*
Jason B. Beauvais	92,589		*
Brent D. Smith	37,852		*
Nicholas T. Meserve	44,342		*
Shannon D. Martin	36,949		*
All Directors and Executive Officers as a Group (16 persons)	3,121,498		5.31%

*
Less than 1%

(1)
Includes 12,888 phantom stock units under the 2015 Deferred Compensation Plan. The director has no investment or voting powers for phantom stock units held under the 2015 Deferred Compensation Plan.

(2)
Includes 2,238 phantom stock units under the 2015 Deferred Compensation Plan. The director has no investment or voting powers for phantom stock units held under the 2015 Deferred Compensation Plan.

(3)
Includes 21,673 phantom stock units under the 2015 Deferred Compensation Plan. The director has no investment or voting powers for phantom stock units held under the 2015 Deferred Compensation Plan.

(4)
Includes 46,311 shares of common stock held by Flying F, LLC, which are beneficially owned by Mr. French, and 13,530 phantom stock units under the 2015 Deferred Compensation Plan. The director has no investment or voting powers for phantom stock units held under the 2015 Deferred Compensation Plan.

(5)
Includes 13,870 phantom stock units under the 2015 Deferred Compensation Plan. The director has no investment or voting powers for phantom stock units held under the 2015 Deferred Compensation Plan.

(6)
Includes 1,216 shares of common stock held by Mr. Jackson's wife and 12,138 phantom stock units under the 2015 Deferred Compensation Plan. The director has no investment or voting powers for phantom stock units held under the 2015 Deferred Compensation Plan.

(7)
Includes 5,779 phantom stock units under the 2015 Deferred Compensation Plan. The director has no investment or voting powers for phantom stock units held under the 2015 Deferred Compensation Plan.

(8)
Includes 7,222 phantom stock units under the 2015 Deferred Compensation Plan. The director has no investment or voting powers for phantom stock units held under the 2015 Deferred Compensation Plan.

(9)
Includes 186,059 shares of common stock held by family and charitable trusts. For each of these trusts, Mr. Foster acts as trustee, may from time to time direct the trustee to vote or dispose of these shares and/or holds a remainder interest therein.

        The Board of Directors has established stock ownership guidelines pursuant to which independent directors and certain key employees, including each executive officer listed in the table above, are required to achieve and maintain minimum levels of stock ownership. Our Corporate Governance and Stock Ownership Guidelines may be found at http://mainstcapital.com under "Corporate Governance—Governance Docs" in the "Investors" section of our website.

        Our insider trading policy prohibits our directors, officers and employees from holding shares of our common stock or other securities issued by us in a margin account, hedging any such securities or pledging any such securities as collateral for a loan except in limited cases with the pre-approval of our chief compliance officer.

        The following table sets forth, as of March 2, 2018, the dollar range of our equity securities that is beneficially owned by each of our directors.

	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Vincent D. Foster	over $	100,000
Dwayne L. Hyzak	over $	100,000
Independent Directors:
Michael Appling Jr.	over $	100,000
Valerie L. Banner	over $	100,000
Joseph E. Canon	over $	100,000
Arthur L. French	over $	100,000
J. Kevin Griffin	over $	100,000
John E. Jackson	over $	100,000
Brian E. Lane	over $	100,000
Stephen B. Solcher	over $	100,000

(1)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)
The dollar range of equity securities beneficially owned by our directors is based on the closing price of our common stock on the New York Stock Exchange of $35.78 per share as of March 2, 2018.

(3)
The dollar ranges of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

 SALES OF COMMON STOCK BELOW NET ASSET VALUE

        Our stockholders may from time to time vote to allow us to issue common stock at a price below the net asset value (NAV) per share of our common stock. In such an approval, our stockholders may not specify a maximum discount below net asset value at which we are able to issue our common stock. In order to sell shares pursuant to such a stockholder authorization:

  •
  a majority of our independent directors who have no financial interest in the sale must have approved the sale; and

  •
  a majority of such directors, who are not interested persons of Main Street, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, must have determined in good faith, and as of a time immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of those shares, less any underwriting commission or discount.

        We are also permitted to sell shares of common stock below NAV per share in rights offerings. Any offering of common stock below NAV per share will be designed to raise capital for investment in accordance with our investment objectives and business strategies.

        In making a determination that an offering below NAV per share is in our and our stockholders' best interests, our Board of Directors would consider a variety of factors including:

  •
  The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

  •
  The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

  •
  The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

  •
  Whether the proposed offering price would closely approximate the market value of our shares;

  •
  The potential market impact of being able to raise capital during the current financial market difficulties;

  •
  The nature of any new investors anticipated to acquire shares in the offering;

  •
  The anticipated rate of return on and quality, type and availability of investments to be funded with the proceeds from the offering, if any; and

  •
  The leverage available to us, both before and after any offering, and the terms thereof.

        We did not seek stockholder authorization to issue common stock at a price below net asset value per share at our 2017 annual meeting of stockholders, and we are not currently expecting to seek such approval at our 2018 annual meeting of stockholders, because our common stock price per share has been trading significantly above the current net asset value per share of our common stock, but we may seek such authorization at future annual meetings or special meetings of stockholders.

        Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

        The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different sets of investors:

  •
  existing stockholders who do not purchase any shares in the offering;

  •
  existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

  •
  new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering

        Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

        The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in four different hypothetical offerings of different sizes and levels of discount from NAV per share. Actual sales prices and discounts may differ from the presentation below.

        The examples assume that Company XYZ has 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commissions (a 5% discount from NAV), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV), (3) an offering of 250,000 shares (25% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from NAV) and (4) an offering of 250,000 shares (25% of the outstanding shares) at $0.01 per share after offering expenses and commissions (a 100% discount from NAV). The prospectus supplement pursuant to which any discounted offering is made will include a chart based on the actual number of shares in such offering and the actual discount to the most recently determined NAV.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 20% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$10.00	—	$9.47	—	$8.42	—	$0.01	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—	$0.01	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.60	(4.00)%	$8.00	(20.00)%
Dilution to Nonparticipating Stockholder A
Share Dilution
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—	10,000	—
Percentage Outstanding Held by Stockholder A	1.00%	0.95%	(4.76)%	0.91%	(9.09)%	0.80%	(20.00)%	0.80%	(20.00)%
NAV Dilution
Total NAV Held by Stockholder A	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$96,000	(4.00)%	$80,000	(20.00)%
Total Investment by Stockholder A (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)		$(200)	—	$(900)	—	$(4,000)	—	$(20,000)	—
NAV Dilution per Share
NAV per Share Held by Stockholder A		$9.98	—	$9.91	—	$9.60	—	$8.00	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—	$10.00	—
NAV Dilution per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)		$(0.02)	—	$(0.09)	—	$(0.40)	—	$(2.00)	—
Percentage NAV Dilution Experienced by Stockholder A (NAV Dilution per Share Divided by Investment per Share)			(0.20)%		(0.90)%		(4.00)%		(20.00)%

(1)
Assumes 5% in selling compensation and expenses paid by us.

Impact on Existing Stockholders who do Participate in the Offering

        Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution to such stockholders will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than their proportionate percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares purchased by such stockholder increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and the level of discount to NAV increases.

        The following chart illustrates the level of dilution and accretion in the hypothetical 25% offering at a 20% discount from the prior chart (Example 3) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 1,250 shares, which is 0.5% of an offering of 250,000 shares rather than its 1.0% proportionate share) and (2) 150% of such percentage

(i.e., 3,750 shares, which is 1.5% of an offering of 250,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.60	(4.00)%	$9.60	(4.00)%
Dilution/Accretion to Participating Stockholder A
Share Dilution/Accretion
Shares Held by Stockholder A	10,000	11,250	12.50%	13,750	37.50%
Percentage Outstanding Held by Stockholder A	1.00%	0.90%	(10.00)%	1.10%	10.00%
NAV Dilution/Accretion
Total NAV Held by Stockholder A	$100,000	$108,000	8.00%	$132,000	32.00%
Total Investment by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	—	$110,525	—	$131,575	—
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)	—	$(2,525)	—	$425	—
NAV Dilution/Accretion per Share
NAV per Share Held by Stockholder A	—	$9.60	—	$9.60	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$9.82	(1.76)%	$9.57	(4.31)%
NAV Dilution/Accretion per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.22)	—	$0.03	—
Percentage NAV Dilution/Accretion Experienced by Stockholder A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	(2.28)%	—	0.32%

(1)
Assumes 5% in selling compensation and expenses paid by us.

Impact on New Investors

        Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share due to selling compensation and expenses paid by us will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares (Example 1 below). On the other hand, investors who are not currently stockholders, but who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares (Examples 2, 3 and 4 below). These latter investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

        The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 20% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$10.00	—	$9.47	—	$8.42	—	$0.01	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—	$0.01	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.60	(4.00)%	$8.00	(20.00)%
Dilution/Accretion to New Investor A
Share Dilution
Shares Held by Investor A	—	500	—	1,000	—	2,500	—	2,500	—
Percentage Outstanding Held by Investor A	0.00%	0.05%	—	0.09%	—	0.20%	—	0.20%	—
NAV Dilution
Total NAV Held by Investor A	—	$4,990	—	$9,910	—	$24,000	—	$20,000	—
Total Investment by Investor A (At Price to Public)	—	$5,000	—	$9,470	—	$21,050	—	$25	—
Total Dilution/Accretion to Investor A (Total NAV Less Total Investment)	—	$(10)	—	$440	—	$2,950	—	$19,975	—
NAV Dilution per Share
NAV per Share Held by Investor A		$9.98	—	$9.91	—	$9.60	—	$8.00	—
Investment per Share Held by Investor A	—	$10.00	—	$9.47	—	$8.42	—	$0.01	—
NAV Dilution/Accretion per Share Experienced by Investor A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$0.44	—	$1.18	—	$7.99	—
Percentage NAV Dilution/Accretion Experienced by Investor A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	(0.20)%	—	4.65%	—	14.01%	—	79,900.00%

(1)
Assumes 5% in selling compensation and expenses paid by us.

DIVIDEND REINVESTMENT AND DIRECT STOCK PURCHASE PLAN

        We have adopted a dividend reinvestment and direct stock purchase plan, or the Plan. The direct stock purchase feature of the Plan is designed to provide new investors and existing holders of our common stock with a convenient and economical method to purchase shares of our common stock and is described in more detail in a separate prospectus supplement. The dividend reinvestment feature of the Plan, or the dividend reinvestment plan, provides for the reinvestment of dividends on behalf of our registered stockholders who hold their shares with American Stock Transfer & Trust Company, LLC, the Plan Administrator and our transfer agent and registrar, or certain brokerage firms that have elected to participate in our dividend reinvestment plan, unless a stockholder has elected to receive dividends in cash. As a result, if we declare a cash dividend, our registered stockholders (or stockholders holding shares through participating brokerage firms) who have not properly "opted out" of the dividend reinvestment plan will have their cash dividend automatically reinvested into additional shares of our common stock.

        No action will be required on the part of a registered stockholder to have their cash dividends reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying the Plan Administrator in writing so that such notice is received by the Plan Administrator no later than three business days before the payment date for a particular dividend to stockholders. The Plan Administrator will set up an account for shares acquired through the dividend reinvestment plan for each registered stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the dividend reinvestment plan, the Plan Administrator will issue a certificate registered in the participant's name for some of all of the whole shares of our common stock credited to a participant's account. Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

        The share requirements of the dividend reinvestment plan may be satisfied through the issuance of new shares of common stock or through open market purchases of common stock by the Plan Administrator. Newly-issued shares will be valued based upon the final closing price of our common stock on a valuation date determined for each dividend by our Board of Directors. Shares purchased in the open market to satisfy the dividend reinvestment plan requirements will be valued based upon the average price of the applicable shares purchased by the Plan Administrator, before any associated brokerage or other costs.

        There will be no brokerage charges or other charges for dividend reinvestment to stockholders who participate in the dividend reinvestment plan. We will pay the Plan Administrator's fees under the dividend reinvestment plan.

        Stockholders who receive dividends in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

        Participants may terminate their accounts under the dividend reinvestment plan by notifying the Plan Administrator via its website at www.astfinancial.com, by filling out the transaction request form located at the bottom of their statement and sending it to the Plan Administrator at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Administrator at 1-866-706-8371.

        We may amend, modify, suspend or terminate the Plan, including the dividend reinvestment plan, at any time in our sole discretion. Participants will receive written notice of any material amendment, modification, suspension or termination. All correspondence concerning the plan should be directed to the Plan Administrator by mail at 6201 15th Avenue, Brooklyn, New York 11219 or by telephone at 1-866-706-8371.

DESCRIPTION OF COMMON STOCK

        The following description is based on relevant portions of the Maryland General Corporation Law and on our articles of incorporation and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Maryland General Corporation Law and our articles of incorporation and bylaws for a more detailed description of the provisions summarized below.

        Under the terms of our articles of incorporation, our authorized capital stock consists of 150,000,000 shares of common stock, par value $0.01 per share. Set forth below is a chart describing the classes of our common stock outstanding as of March 6, 2018:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by us or for Our Account	Amount Outstanding Exclusive of Amount Under Column 3
Common Stock	150,000,000	—	58,771,892

        Under our articles of incorporation, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to cause the issuance of such shares, without obtaining stockholder approval. In addition, as permitted by the Maryland General Corporation Law, but subject to the 1940 Act, our articles of incorporation provide that the Board of Directors, without any action by our stockholders, may amend the articles of incorporation from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

        All shares of our common stock have equal voting rights and rights to earnings, assets and distributions, except as described below. When shares are issued, upon payment therefor, they will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefore. Shares of our common stock have no conversion, exchange, preemptive or redemption rights. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

        Maryland law permits a Maryland corporation to include in its articles of incorporation a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our articles of incorporation contain such a provision that eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

        Our articles of incorporation require us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

        Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to a proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. Our bylaws also require that, to the maximum extent permitted by Maryland law, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws.

        Maryland law requires a corporation (unless its articles of incorporation provide otherwise, which our articles of incorporation do not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of his or her service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

        In addition, we have entered into Indemnity Agreements with our directors and executive officers. The Indemnity Agreements generally provide that we will, to the extent specified in the agreements and to the fullest extent permitted by the 1940 Act and Maryland law as in effect on the day the agreement is executed, indemnify and advance expenses to each indemnitee that is, or is threatened to be made, a party to or a witness in any civil, criminal or administrative proceeding. We will indemnify the indemnitee against all expenses, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred in connection with any such proceeding unless it is established that (i) the act or omission of the indemnitee was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the indemnitee actually received an improper personal benefit, or (iii) in the case of a criminal proceeding, the indemnitee had reasonable cause to believe his or her conduct was unlawful. Additionally, for so long as we are subject to the 1940 Act, no advancement of expenses will be made until (i) the indemnitee provides a security for his or her undertaking, (ii) we are insured against losses arising by reason of any lawful advances, or (iii) the majority of a quorum of our disinterested directors, or independent counsel in a written opinion, determine based on a review of readily available facts that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The Indemnity Agreements also provide that if the indemnification rights provided for therein are unavailable for any reason, we will pay, in the first instance, the entire amount incurred by the indemnitee in connection with any covered proceeding and waive and relinquish any right of contribution we may have against the indemnitee. The rights provided by the Indemnity Agreements are in addition to any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled under applicable law, our articles of incorporation, our bylaws, any agreement, a vote of stockholders or a resolution of directors, or otherwise. No amendment or repeal of the Indemnity Agreements will limit or restrict any right of the indemnitee in respect of any action taken or omitted by the indemnitee prior to such amendment or repeal. The Indemnity Agreements will terminate upon the later of (i) ten years after the date the indemnitee has ceased to serve as our director or officer, or (ii) one year after the final termination of any proceeding for which the indemnitee is granted rights of indemnification or advancement of expenses or which is brought by the indemnitee. The above description of the Indemnity Agreements is subject to, and is qualified in its entirety by reference to, all the provisions of the form of Indemnity Agreement.

        We have obtained primary and excess insurance policies insuring our directors and officers against certain liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on our behalf, may also pay amounts for which we have granted indemnification to the directors or officers.

Provisions of the Maryland General Corporation Law and Our Articles of Incorporation and Bylaws

        The Maryland General Corporation Law and our articles of incorporation and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

  Election of Directors

        Our bylaws provide that in uncontested elections, directors are elected by a majority of the votes cast in the election of directors, such that a nominee for director will be elected to the Board of Directors if the votes cast for such nominee's election exceed the votes cast against such nominee's election. In a contested election (i.e., the number of nominees exceeds the number of directors to be elected), directors would be elected by a plurality of the votes cast in such election. Pursuant to our corporate governance guidelines, incumbent directors must agree to tender their resignation if they fail to receive the required number of votes for re-election, and in such event the Nominating and Corporate Governance Committee of our Board of Directors will act on an expedited basis to determine whether to accept the director's resignation and will submit such recommendation for prompt consideration by the Board of Directors. These procedures are described in more detail in our Corporate Governance and Stock Ownership Guidelines, which are available at http://mainstcapital.com under "Corporate Governance—Governance Docs" in the "Investors" section of our website. Pursuant to our articles of incorporation and bylaws, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

  Number of Directors; Vacancies; Removal

        Our articles of incorporation provide that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless the bylaws are amended, the number of directors may never be less than one or more than twelve. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act. Our articles of incorporation provide that a director may be removed only for cause, as defined in the articles of incorporation, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

  Action by Stockholders

        Under the Maryland General Corporation Law, stockholder action may be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the articles of incorporation provide for stockholder action by less than unanimous written consent, which our articles of incorporation do not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

  Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

        Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

        The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

  Calling of Special Meeting of Stockholders

        Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders shall be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all of the votes entitled to be cast at such meeting.

  Approval of Extraordinary Corporate Action; Amendment of Articles of Incorporation and Bylaws

        Under Maryland law, a Maryland corporation generally cannot dissolve, amend its articles of incorporation, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its articles of incorporation for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our articles of incorporation generally provide for approval of amendments to our articles of incorporation and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our articles of incorporation also provide that certain amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 75.0% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 75.0% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such a matter. The "continuing directors" are defined in our articles of incorporation as our current directors, as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.

        Currently, our articles of incorporation and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws. We intend to seek stockholder approval at our 2018 annual meeting of stockholders to approve an amendment to our articles of incorporation to allow our stockholders to amend our bylaws by the affirmative vote of a majority of all votes entitled to be cast on the matter. If the amendment to our articles of incorporation is approved by our stockholders, we expect that our Board of Directors will similarly amend our bylaws.

  No Appraisal Rights

        Except with respect to appraisal rights that may arise in connection with the Maryland Control Share Acquisition Act, or Control Share Act, discussed below, as permitted by the Maryland General Corporation Law, our articles of incorporation provide that stockholders will not be entitled to exercise appraisal rights.

  Control Share Acquisitions

        The Control Share Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power

(except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

  •
  one-tenth but less than one-third;

  •
  one-third or more but less than a majority; or

  •
  a majority or more of all voting power.

        The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

        A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

        If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

        The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the articles of incorporation or bylaws of the corporation.

        We are not currently subject to the Control Share Act since our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be otherwise amended or eliminated at any time in the future. It is our understanding that it is the view of the SEC staff that amending our bylaws to subject us to the Control Share Act is inconsistent with 1940 Act Section 18(i), made applicable to BDCs by Section 61 thereunder.

        However, we will amend our bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the staff of the SEC permits us to do so after we determine that our being subject to the Control Share Act does not conflict with the 1940 Act.

  Business Combinations

        Under the Maryland Business Combination Act, or the Business Combination Act, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

  •
  any person who beneficially owns 10.0% or more of the voting power of the corporation's shares; or

  •
  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10.0% or more of the voting power of the then outstanding voting stock of the corporation.

        A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which such stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

        After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

  •
  80.0% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

  •
  two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

        These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

        The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution exempting any business combination between us and any other person from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If these resolutions are repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

  Conflict with 1940 Act

        Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, or any provision of our articles of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

        Our articles of incorporation authorize our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our articles of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our securities or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our securities and before any purchase of securities is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50.0% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. Further, the 1940 Act requires that any distributions we make on preferred stock be cumulative. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

        For any series of preferred stock that we may issue, our Board of Directors will determine and the prospectus supplement relating to such series will describe:

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  the designation and number of shares of such series;

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  the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;

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  any provisions relating to convertibility or exchangeability of the shares of such series;

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  the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

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  the voting powers, if any, of the holders of shares of such series;

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  any provisions relating to the redemption of the shares of such series;

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  any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

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  any conditions or restrictions on our ability to issue additional shares of such series or other securities;

  •
  if applicable, a discussion of certain U.S. federal income tax considerations; and

  •
  any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

        All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board of Directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

        We may issue subscription rights to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting or other arrangement with one or more underwriters or other persons pursuant to which such underwriters or other persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear the expenses of such subscription rights offerings, regardless of whether our common stockholders exercise any subscription rights.

        The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

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  the title of such subscription rights;

  •
  the exercise price or a formula for the determination of the exercise price for such subscription rights;

  •
  the number or a formula for the determination of the number of such subscription rights issued to each stockholder;

  •
  the extent to which such subscription rights are transferable;

  •
  if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

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  the date on which the right to exercise such subscription rights would commence, and the date on which such rights shall expire (subject to any extension);

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  the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

  •
  if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

  •
  any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

        Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock or other securities at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby or another report filed with the SEC. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the applicable prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void. We have not previously completed such an offering of subscription rights.

        Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement, we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to stockholders, persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting or other arrangements, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR DEBT SECURITIES

        We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

        As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an "indenture." An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under "Events of Default—Remedies if an Event of Default Occurs." Second, the trustee performs certain administrative duties for us with respect to the debt securities.

        Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See "Available Information" for information on how to obtain a copy of the indenture.

        The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

  •
  the designation or title of the series of debt securities;

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  the total principal amount of the series of debt securities;

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  the percentage of the principal amount at which the series of debt securities will be offered;

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  the date or dates on which principal will be payable;

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  the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

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  the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

  •
  whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

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  the terms for redemption, extension or early repayment, if any;

  •
  the currencies in which the series of debt securities are issued and payable;

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  whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

  •
  the place or places of payment, transfer, conversion and/or exchange of the debt securities;

  •
  the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);

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  the provision for any sinking fund;

  •
  any restrictive covenants;

  •
  any Events of Default;

  •
  whether the series of debt securities are issuable in certificated form;

  •
  any provisions for defeasance or covenant defeasance;

  •
  any special U.S. federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;

  •
  whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

  •
  any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

  •
  whether the debt securities are subject to subordination and the terms of such subordination;

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  whether the debt securities are secured and the terms of any security interests;

  •
  the listing, if any, on a securities exchange; and

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  any other terms.

        The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

        The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement ("offered debt securities") may be issued under the indenture in one or more series.

        For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

        The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the "indenture securities". The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See "Resignation of Trustee" below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term "indenture securities" means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

        The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

        We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

        We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

        If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

        We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in "certificated" form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

  Book-Entry Holders

        We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary's book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

        Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

        As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary's book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

  Street Name Holders

        In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in "street name." Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

        For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

  Legal Holders

        Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

        For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

        When we refer to you in this "Description of Our Debt Securities", we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

  Special Considerations for Indirect Holders

        If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

  •
  how it handles securities payments and notices,

  •
  whether it imposes fees or charges,

  •
  how it would handle a request for the holders' consent, if ever required,

  •
  whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,

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  how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and

  •
  if the debt securities are in book-entry form, how the depositary's rules and procedures will affect these matters.

  Global Securities

        As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

        Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

        A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under "Special Situations when a Global Security Will Be Terminated". As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

  Special Considerations for Global Securities

        As an indirect holder, an investor's rights relating to a global security will be governed by the account rules of the investor's financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

        If debt securities are issued only in the form of a global security, an investor should be aware of the following:

  •
  An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

  •
  An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under "Issuance of Securities in Registered Form" above.

  •
  An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

  •
  An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

  •
  The depositary's policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor's interest in a global security. We and the trustee have no responsibility for any aspect of the depositary's actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

  •
  If we redeem less than all the debt securities of a particular series being redeemed, DTC's practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

  •
  An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC's records, to the applicable trustee.

  •
  DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

  •
  Financial institutions that participate in the depositary's book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

  Special Situations when a Global Security will be Terminated

        If a global security is terminated, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under "Issuance of Securities in Registered Form" above.

        The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

        We will pay interest (either in cash or by delivery of additional indenture securities, as applicable) to the person listed in the applicable trustee's records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the "record date." Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called "accrued interest."

  Payments on Global Securities

        We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder's right to those payments will be governed by the rules and practices of the depositary and its participants, as described under "—Special Considerations for Global Securities."

  Payments on Certificated Securities

        We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee's records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

        Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his or her address shown on the trustee's records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

  Payment When Offices Are Closed

        If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

        Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

        You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

        The term "Event of Default" in respect of the debt securities of your series means any of the following:

  •
  We do not pay the principal of, or any premium on, a debt security of the series within five days of its due date;

  •
  We do not pay interest on a debt security of the series within 30 days of its due date;

  •
  We do not deposit any sinking fund payment in respect of debt securities of the series within five days of its due date;

  •
  We remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;

  •
  We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur;

  •
  Any series of debt securities issued under the indenture has an asset coverage, as such term is defined in the 1940 Act, of less than 100 per centum on the last business day of each of twenty-four consecutive calendar months, giving effect to any exemptive relief granted to us by the SEC; or

  •
  Any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

        An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

  Remedies if an Event of Default Occurs

        If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) all Events of Default have been cured or waived.

        Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an "indemnity"). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

        Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

  •
  You must give your trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;

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  The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;

  •
  The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

  •
  The holders of a majority in principal amount of the debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

        However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

        Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

  •
  in respect of the payment of principal, any premium or interest or

  •
  in respect of a covenant that cannot be modified or amended without the consent of each holder.

        Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

        Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities or else specifying any default.

Merger or Consolidation

        Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

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  Where we merge out of existence or sell our assets, the resulting or transferee entity must agree to be legally responsible for our obligations under the debt securities;

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  The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under "Events of Default" above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;

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  We must deliver certain certificates and documents to the trustee; and

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  We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

        There are three types of changes we can make to the indenture and the debt securities issued thereunder.

  Changes Requiring Your Approval

        First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

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  change the stated maturity of the principal of, or interest on, a debt security or the terms of any sinking fund with respect to any security;

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  reduce any amounts due on a debt security;

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  reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;

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  adversely affect any right of repayment at the holder's option;

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  change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

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  impair your right to sue for payment;

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  adversely affect any right to convert or exchange a debt security in accordance with its terms;

  •
  modify the subordination provisions in the indenture in a manner that is adverse to holders of the outstanding debt securities;

  •
  reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

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  reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults or reduce the percentage of holders of debt securities required to satisfy quorum or voting requirements at a meeting of holders;

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  modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, or the waiver of certain covenants; and

  •
  change any obligation we have to pay additional amounts.

  Changes Not Requiring Approval

        The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

  Changes Requiring Majority Approval

        Any other change to the indenture and the debt securities would require the following approval:

  •
  If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

  •
  If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

        In each case, the required approval must be given by written consent.

        The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under "—Changes Requiring Your Approval."

  Further Details Concerning Voting

        When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

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  For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

  •
  For debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement.

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  For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

        Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under "Defeasance—Full Defeasance."

        We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

        Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

        The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

  Covenant Defeasance

        Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called "covenant defeasance". In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under "Indenture Provisions—Subordination" below, such subordination would not prevent the Trustee from applying due funds available to it from the deposit described in the first bullet below to the payment of amounts in respect of such debt securities. In order to achieve covenant defeasance, we must do the following:

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  We must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments.

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  We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit.

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  We must deliver to the trustee a legal opinion of our counsel and officers' certificate stating that all conditions precedent to covenant defeasance have been complied with.

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  Defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments.

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  No default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

  •
  Satisfy the conditions for covenant defeasance contained in any supplemental indentures.

        If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

  Full Defeasance

        If there is a change in U.S. federal tax law or we obtain an IRS ruling, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called "full defeasance") if we put in place the following other arrangements for you to be repaid:

  •
  We must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments.

  •
  We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

  •
  We must deliver to the trustee a legal opinion of our counsel and officers' certificate stating that all conditions precedent to defeasance have been complied with.

  •
  Defeasance must not result in a breach or violation of, or constitute a default under, the indenture or any of our other material agreements or instruments.

  •
  No default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

  •
  Satisfy the conditions for full defeasance contained in any supplemental indentures.

        If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If your debt securities were subordinated as described below under "Indenture Provisions—Subordination," such subordination would not prevent the Trustee from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities.

Form, Exchange and Transfer of Certificated Registered Securities

        If registered debt securities cease to be issued in book-entry form, they will be issued:

  •
  only in fully registered certificated form,

  •
  without interest coupons, and

  •
  unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

        Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

        Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

        Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder's proof of legal ownership.

        If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

        If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

        If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

        Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination

        Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any, on) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Designated Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any, on) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Designated Senior Indebtedness has been made or duly provided for in money or money's worth.

        In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Designated Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Designated Senior Indebtedness or on their behalf for application to the payment of all the Designated Senior Indebtedness remaining unpaid until all the Designated Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Designated Senior Indebtedness. Subject to the payment in full of all Designated Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Designated Senior Indebtedness to the extent of payments made to the holders of the Designated Senior Indebtedness out of the distributive share of such subordinated debt securities.

        By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Designated Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

        Designated Senior Indebtedness is defined in the indenture as the principal of (and premium, if any, on) and unpaid interest on:

  •
  our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as "Designated Senior Indebtedness" for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Designated Senior Indebtedness), and

  •
  renewals, extensions, modifications and refinancings of any of this indebtedness.

        If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Designated Senior Indebtedness and of our other indebtedness outstanding as of a recent date.

Secured Indebtedness

        Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. In the event of a distribution of our assets upon our insolvency, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

        The Bank of New York Mellon Trust Company, N.A. will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

        Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

 MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

        The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service ("IRS") regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

        If we issue preferred stock that may be convertible into or exercisable or exchangeable for securities or other property or preferred stock with other terms that may have different U.S. federal income tax consequences than those described in this summary, the U.S. federal income tax consequences of such preferred stock will be described in the relevant prospectus supplement. This summary does not discuss the consequences of an investment in our subscription rights or debt securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement.

        A "U.S. stockholder" generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

  •
  A citizen or individual resident of the United States;

  •
  A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

  •
  A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust; or

  •
  A trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

        A "Non-U.S. stockholder" generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

        If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

        Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Taxation as a Regulated Investment Company

        MSCC has elected to be treated for U.S. federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Code. MSCC's taxable income includes the taxable income generated by MSCC and certain of its subsidiaries, including the Funds, which are treated as disregarded entities for tax purposes. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our "investment company taxable income," which is generally our net ordinary taxable income plus the excess of realized net short-term capital gains over realized net long-term capital losses, and 90% of our tax-exempt income (the "Annual Distribution Requirement"). As part of maintaining RIC status, undistributed taxable income (subject to a 4% non-deductible U.S. federal excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared on or prior to the later of (i) filing of the U.S. federal income tax return for the applicable fiscal year or (ii) the fifteenth day of the ninth month following the close of the year in which such taxable income was generated.

        For any taxable year in which we qualify as a RIC and satisfy the Annual Distribution Requirement, we will not be subject to U.S. federal income tax on the portion of our income or capital gains we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

        We are subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary taxable income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending December 31 in that calendar year and (3) any taxable income recognized, but not distributed, in preceding years on which we paid no U.S. federal income tax (the "Excise Tax Avoidance Requirement"). Dividends declared and paid by us in a year will generally differ from taxable income for that year as such dividends may include the distribution of current year taxable income, exclude amounts carried over into the following year, and include the distribution of prior year taxable income carried over into and distributed in the current year. For amounts we carry over into the following year, we will be required to pay the 4% U.S. federal excise tax based on 98% of our annual taxable income and 98.2% of our capital gain net income in excess of distributions for the year.

        In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

  •
  continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

  •
  derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain "qualified publicly traded partnerships," or other income derived with respect to our business of investing in such stock or securities (the "90% Income Test"); and

  •
  diversify our holdings so that at the end of each quarter of the taxable year:

  •
  at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

  •
  no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, (i) of one issuer, (ii) of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of certain "qualified publicly traded partnerships" (collectively, the "Diversification Tests").

        In order to comply with the 90% Income Test, we formed the Taxable Subsidiaries as wholly owned taxable subsidiaries for the primary purpose of permitting us to own equity interests in portfolio companies which are "pass-through" entities for tax purposes. Absent the taxable status of the Taxable Subsidiaries, a portion of the gross income from such portfolio companies would flow directly to us for purposes of the 90% Income Test. To the extent such income did not consist of income derived from securities, such as dividends and interest, it could jeopardize our ability to qualify as a RIC and, therefore, cause us to incur significant U.S. federal income taxes. The Taxable Subsidiaries are consolidated with Main Street for generally accepted accounting principles in the United States of America ("U.S. GAAP") purposes and are included in our consolidated financial statements, and the portfolio investments held by the Taxable Subsidiaries are included in our consolidated financial statements. The Taxable Subsidiaries are not consolidated with Main Street for income tax purposes and may generate income tax expense, or benefit, as a result of their ownership of the portfolio investments. The income tax expense, or benefit, if any, and any related tax assets and liabilities, are reflected in our consolidated financial statements.

        The External Investment Manager is accounted for as a portfolio investment for U.S. GAAP purposes and is an indirect wholly owned subsidiary of MSCC, owned through a Taxable Subsidiary. The External Investment Manager is owned by a Taxable Subsidiary in order to comply with the 90% Income Test, since the External Investment Manager's income would likely not consist of income derived from securities, such as dividends and interest, and as result, it could jeopardize our ability to qualify as a RIC and, therefore, cause us to incur significant U.S. federal income taxes. As a result of its ownership by a Taxable Subsidiary, the External Investment Manager is a disregarded entity for tax purposes. The External Investment Manager has also entered into a tax sharing agreement with its Taxable Subsidiary owner. Since the External Investment Manager is accounted for as a portfolio investment of MSCC and is not included as a consolidated subsidiary of MSCC in MSCC's consolidated financial statements, and as a result of the tax sharing agreement with its Taxable Subsidiary owner, for its stand-alone financial reporting purposes the External Investment Manager is treated as if it is taxed at normal corporate tax rates based on its taxable income and, as a result of its activities, may generate income tax expense or benefit. The income tax expense, or benefit, if any, and the related tax assets and liabilities, of the External Investment Manager are reflected in the External Investment Manager's separate financial statements.

        We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments issued with warrants and debt securities invested in at a discount to par), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash such as PIK interest, cumulative dividends or amounts that are received in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

        Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders in certain circumstances while our debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. See "Regulation—Regulation as a Business Development Company—Senior Securities." Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

        We may distribute taxable dividends that are payable in part in our stock. Under certain applicable provisions of the Code and the U.S. Department of Treasury ("Treasury") regulations, distributions payable by us in cash or in shares of stock (at the stockholders election) would satisfy the Annual Distribution Requirement. The Internal Revenue Service has issued guidance indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. According to this guidance, if too many stockholders elect to receive their distributions in cash, each such stockholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or a combination thereof) as (i) ordinary income (including any qualified dividend income that, in the case of a noncorporate stockholder, may be eligible for the same reduced maximum tax rate applicable to long-term capital gains to the extent such distribution is properly reported by us as qualified dividend income and such stockholder satisfies certain minimum holding period requirements with respect to our stock) or (ii) long-term capital gain (to the extent such distribution is properly reported as a capital gain dividend), to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

        The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

        Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions ("Qualifying Dividends") may be eligible for a maximum tax rate of 20.0% (plus the 3.8% Medicare surtax discussed below, if applicable). In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20.0% (plus the 3.8% Medicare surtax, if applicable) maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as "capital gain dividends" will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20.0% (plus the 3.8% Medicare surtax, if applicable) in the case of individuals, trusts or estates, regardless of the U.S. stockholder's holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

        We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but to designate the retained net capital gain as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder's other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution."

        In any fiscal year, we may elect to make distributions to our stockholders in excess of our taxable earnings for that fiscal year. As a result, a portion of those distributions may be deemed a return of capital to our stockholders.

        For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

        If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

        A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder's adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

        In general, individual U.S. stockholders currently are subject to a maximum U.S. federal income tax rate of 20.0% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, individuals with modified adjusted gross income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% Medicare surtax on their "net investment income," which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21.0% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

        We, or the applicable withholding agent, will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year's distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 20.0% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation.

        We may be required to withhold U.S. federal income tax ("backup withholding") from all taxable distributions to any U.S. stockholder that is not otherwise exempt (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's U.S. federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

        Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person's particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

        Distributions of our "investment company taxable income" to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of U.S. federal tax at a 30.0% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold U.S. federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

        We generally are not required to withhold any amounts with respect to certain distributions of (i) U.S. source interest income, and (ii) net short term capital gains in excess of net long term capital losses, in each case to the extent we properly reported such distributions and certain other requirements were satisfied. We anticipate that a portion of our distributions will be eligible for this exemption from withholding; however, we cannot determine what portion of our distributions (if any) will be eligible for this exception until after the end of our taxable year. No certainty can be provided that any of our distributions will be reported as eligible for this exception.

        Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States.

        If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30.0% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

        A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

        Legislation commonly referred to as the "Foreign Account Tax Compliance Act," or "FATCA," generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions ("FFIs") unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in jurisdictions that have entered into an intergovernmental agreement ("IGA") with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends, and the gross proceeds from the sale of any property that could produce U.S. source interest or dividends received after December 31, 2018. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder's account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which it holds our common stock, a Non-U.S. stockholder could be subject to this 30% withholding tax with respect to distributions on our common stock and proceeds from the sale of our common stock. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.

        Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a RIC

        If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level U.S. federal taxes or to dispose of certain assets).

        If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. If we were subject to tax on all of our taxable income at regular corporate rates, then distributions we make after being subject to such tax would be taxable to our stockholders and, provided certain holding period and other requirements were met, could qualify for treatment as "qualified dividend income" eligible for the maximum 20% rate (plus a 3.8% Medicare surtax, if applicable) applicable to qualified dividends to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate taxpayers would be eligible for a dividends-received deduction on distributions they receive. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent five years, unless we made a special election to pay corporate-level U.S. federal income tax on such built-in gain at the time of our requalification as a RIC.

REGULATION

Regulation as a Business Development Company

        We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the members of the board of directors of a BDC be persons other than "interested persons," as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.

        The 1940 Act defines "a majority of the outstanding voting securities" as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) more than 50% of our outstanding voting securities.

  Qualifying Assets

        Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our business are any of the following:

  (1)
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company (as defined below), or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC.

  (2)
  Securities of any eligible portfolio company that we control.

  (3)
  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

  (4)
  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

  (5)
  Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

  (6)
  Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

        In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

        An eligible portfolio company is defined in the 1940 Act as any issuer which:

  (a)
  is organized under the laws of, and has its principal place of business in, the United States;

  (b)
  is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

  (c)
  satisfies any of the following:

  (i)
  does not have any class of securities that is traded on a national securities exchange or has a class of securities listed on a national securities exchange but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

  (ii)
  is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

  (iii)
  is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

  Managerial Assistance to Portfolio Companies

        As noted above, a BDC must be operated for the purpose of making investments in the type of securities described in (1), (2) or (3) above under the heading entitled "—Qualifying Assets." In addition, BDCs must generally offer to make available to such issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

  Temporary Investments

        Pending investment in "qualifying assets," as described above, our investments may consist of cash, cash equivalents, U.S. government securities and high-quality debt securities maturing in one year or less from time of investment therein, so that 70% of our assets are qualifying assets.

  Senior Securities

        We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% of all debt and/or senior stock immediately after each such issuance. In addition, while any senior securities remain outstanding (other than senior securities representing indebtedness issued in consideration of a privately arranged loan which is not intended to be publicly distributed), we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors—Risks Relating to Our Business and Structure," including, without limitation, "—Because we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us."

        We have previously received an exemptive order from the SEC to exclude debt securities issued by MSMF and any other wholly owned subsidiaries of ours which operate as SBICs from the asset coverage requirements of the 1940 Act as applicable to Main Street. The exemptive order provides for the exclusion of all debt securities issued by the Funds, including the $295.8 million of outstanding debt as of December 31, 2017, issued pursuant to the SBIC program. This exemptive order provides us with expanded capacity and flexibility in obtaining future sources of capital for our investment and operational objectives.

  Common Stock

        We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our Board of Directors determines that such sale is in our best interests and that of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). We did not seek stockholder authorization to sell shares of our common stock below the then current net asset value per share of our common stock at our 2017 annual meeting of stockholders because our common stock price had been trading significantly above the net asset value per share of our common stock since 2011. Our stockholders have previously approved a proposal that authorizes us to issue securities to subscribe to, convert to, or purchase shares of our common stock in one or more offerings. We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act. See "Risk Factors—Risks Relating to Our

Business and Structure—Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock."

  Code of Ethics

        We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. You may read and copy the code of ethics at the SEC's Public Reference Room located at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. In addition, the code of ethics is available on the EDGAR Database on the SEC's Web site at http://www.sec.gov.

  Proxy Voting Policies and Procedures

        We vote proxies relating to our portfolio securities in a manner in which we believe is consistent with the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that we expect would have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

        Our proxy voting decisions are made by the investment team which is responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that anyone involved in the decision-making process discloses to our chief compliance officer any potential conflict regarding a proxy vote of which he or she is aware.

        Stockholders may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, 1300 Post Oak Boulevard, 8th Floor, Houston, Texas 77056.

  Other 1940 Act Regulations

        We are also prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board of Directors who are not interested persons and, in some cases, prior approval by the SEC.

        We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

        We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures no less frequently than annually for their adequacy and the effectiveness of their implementation, and to designate a chief compliance officer to be responsible for administering the policies and procedures.

        We may be periodically examined by the SEC for compliance with the 1940 Act.

Small Business Investment Company Regulations

        Each of the Funds is licensed by the SBA to operate as a SBIC under Section 301(c) of the Small Business Investment Act of 1958. MSMF obtained its SBIC license in 2002, MSC II obtained its license in 2006 and MSC III obtained its license in 2016.

        SBICs are designed to stimulate the flow of private capital to eligible small businesses. Under SBIC regulations, SBICs may make loans to eligible small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Each of the Funds has typically invested in secured debt, acquired warrants and/or made equity investments in qualifying small businesses.

        The Funds are subject to regulation and oversight by the SBA, including requirements with respect to reporting financial information, such as the extent of capital impairment if applicable, on a regular basis and annual examinations conducted by the SBA. The SBA, as a creditor, will have a superior claim to the Funds' assets over our stockholders in the event the Funds are liquidated or the SBA exercises its remedies under the SBA-guaranteed debentures issued by the Funds upon an event of default.

        We have received exemptive relief from the SEC to permit us to exclude the SBA-guaranteed debentures of the Funds from our 200% asset coverage test under the 1940 Act. As such, our ratio of total consolidated assets to outstanding indebtedness may be less than 200%. This provides us with increased investment flexibility but also increases our risks related to leverage. See "Risk Factors—Risks related to our business and structure—Because we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us."

        Under present SBIC regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $19.5 million or have average annual net income after U.S. federal income taxes not exceeding $6.5 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must devote 25% of its investment activity to "smaller" enterprises as defined by the SBA. A smaller enterprise generally includes businesses that have a tangible net worth not exceeding $6 million and have average annual net income after U.S. federal income taxes not exceeding $2 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBIC regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller enterprise, which criteria depend on the primary industry in which the business is engaged and are based on such factors as the number of employees and gross revenue. However, once an SBIC has invested in a company, it generally may continue to make follow-on investments in the company, regardless of the size of the portfolio company at the time of the follow-on investment, up to the time of the portfolio company's initial public offering.

        The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending and investment outside the United States, to businesses engaged in certain prohibited industries, and to certain "passive" (non-operating) companies. In addition, without prior SBA approval, an SBIC may not invest an amount equal to more than approximately 30% of the SBIC's regulatory capital, as defined by the SBA, in any one portfolio company and its affiliates.

        The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by an SBIC in a portfolio company). Included in such limitations are SBA regulations which allow an SBIC to exercise control over a small business for a period of seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA's prior written approval.

        The SBA restricts the ability of an SBIC to lend money to any of its officers, directors and employees or to invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a "change of control" of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of equity of a licensed SBIC. A "change of control" is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

        The SBIC licenses allow the Funds to incur leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment and certain approvals by the SBA and customary procedures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. Under applicable regulations, an SBIC may generally have outstanding debentures guaranteed by the SBA in amounts up to twice the amount of the privately-raised funds of the SBIC. Debentures guaranteed by the SBA have a maturity of ten years, require semiannual payments of interest, do not require any principal payments prior to maturity, and are not subject to prepayment penalties. As of December 31, 2017, we, through the Funds, had $295.8 million of outstanding SBA-guaranteed debentures, which had an annual weighted-average interest rate of approximately 3.6%.

        SBICs must invest idle funds that are not being used to make loans in investments permitted under SBIC regulations in the following limited types of securities: (i) direct obligations of, or obligations guaranteed as to principal and interest by, the United States government, which mature within 15 months from the date of the investment; (ii) repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of or guaranteed by the federal government); (iii) certificates of deposit with a maturity of one year or less, issued by a federally insured institution; (iv) a deposit account in a federally insured institution that is subject to a withdrawal restriction of one year or less; (v) a checking account in a federally insured institution; or (vi) a reasonable petty cash fund.

        SBICs are periodically examined and audited by the SBA's staff to determine their compliance with SBIC regulations and are periodically required to file certain financial information and other documents with the SBA.

        Neither the SBA nor the U.S. government or any of its agencies or officers has approved any ownership interest to be issued by us or any obligation that we or any of our subsidiaries may incur.

Securities Exchange Act of 1934 and Sarbanes-Oxley Act Compliance

        We are subject to the reporting and disclosure requirements of the Securities Exchange Act of 1934 (the "Exchange Act"), including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act of 2002, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. For example:

  •
  pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer are required to certify the accuracy of the consolidated financial statements contained in our periodic reports;

  •
  pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures;

  •
  pursuant to Rule 13a-15 of the Exchange Act, our management is required to prepare a report regarding its assessment of our internal control over financial reporting, and our independent registered public accounting firm separately audits our internal control over financial reporting; and

  •
  pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal control over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The New York Stock Exchange Corporate Governance Regulations

        The New York Stock Exchange ("NYSE") has adopted corporate governance regulations that listed companies must comply with. We believe we are in compliance with such corporate governance listing standards. We intend to monitor our compliance with all future listing standards and to take all necessary actions to ensure that we stay in compliance.

Investment Adviser Regulations

        The External Investment Manager, which is wholly owned by us, is subject to regulation under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Advisers Act establishes, among other things, recordkeeping and reporting requirements, disclosure requirements, limitations on transactions between the adviser's account and an advisory client's account, limitations on transactions between the accounts of advisory clients, and general anti-fraud prohibitions. The External Investment Manager may be examined by the SEC from time to time for compliance with the Advisers Act.

PLAN OF DISTRIBUTION

        We may offer, from time to time, up to $1,500,000,000 of our common stock, preferred stock, subscription rights or debt securities. We may sell the securities directly or through underwriters or dealers, "at the market" to or through a market maker or into an existing market or otherwise, directly to one or more purchasers through or without agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents' or underwriters' compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed.

        The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock less any underwriting commissions or discounts must equal or exceed the net asset value per share of our common stock except (i) with the requisite approval of our stockholders or (ii) under such other circumstances as the SEC may permit. See "Risk Factors—Risks Relating to Our Business and Structure—Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock" for a discussion of proposals approved by our stockholders that permit us to issue shares of our common stock below net asset value.

        In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

        We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

        Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the New York Stock Exchange. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

        Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

        If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

        In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

        The maximum amount of any compensation to be received by any member of the Financial Industry Regulatory Authority, Inc. will not be greater than 10% for the sale of any securities being registered.

 CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

        Our securities are held under custody agreements by Amegy Bank National Association, whose address is 1801 Main Street, 8th Floor, Houston, Texas 77002, and Branch Banking and Trust Company, whose address is 5130 Parkway Plaza Boulevard, Charlotte, North Carolina 28217. American Stock Transfer & Trust Company, LLC acts as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 6201 15th Avenue, Brooklyn, New York, telephone number: (212) 936-5100.

BROKERAGE ALLOCATION AND OTHER PRACTICES

        Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Our investment team is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. We do not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided.

        We also pay brokerage commissions incurred in connection with open-market purchases of our publicly traded securities from time to time, including pursuant to our dividend reinvestment plan.

        We did not pay significant brokerage commissions during the three years ended December 31, 2017 in connection with the acquisition and/or disposal of our investments.

LEGAL MATTERS

        Certain legal matters in connection with the securities offered hereby will be passed upon for us by Eversheds Sutherland (US) LLP, Washington D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement, if any.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The audited consolidated financial statements, financial highlights, Schedule 12-14 and the Senior Securities table of Main Street Capital Corporation, included in this prospectus and elsewhere in the registration statement have been so included in reliance upon the reports of Grant Thornton LLP, independent registered public accountants, as stated in their reports appearing herein. Grant Thornton LLP's principal business address is Grant Thornton Tower, 171 North Clark, Suite 200, Chicago, Illinois, 60601.

AVAILABLE INFORMATION

        We have filed with the SEC a universal shelf registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus or any prospectus supplement. The registration statement contains additional information about us and our securities being offered by this prospectus or any prospectus supplement.

        We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act of 1934. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC's website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

PRIVACY NOTICE

        We are committed to protecting your privacy. This privacy notice explains the privacy policies of Main Street and its affiliated companies. This notice supersedes any other privacy notice you may have received from Main Street, and its terms apply both to our current stockholders and to former stockholders as well.

        We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, and number of shares you hold. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

        We do not share this information with any non-affiliated third party except as described below.

  •
  The People and Companies that Make Up Main Street.  It is our policy that only our authorized employees who need to know your personal information will have access to it. Our personnel who violate our privacy policy are subject to disciplinary action.

  •
  Service Providers.  We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

  •
  Courts and Government Officials.  If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders'
Main Street Capital Corporation

Opinion on the financial statements

        We have audited the accompanying consolidated balance sheets of Main Street Capital Corporation (a Maryland corporation) and subsidiaries (the "Company"), including the consolidated schedule of investments, as of December 31, 2017 and 2016, the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2017, and the related notes, schedules and financial highlights (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, and the financial highlights for each of the five years in the period ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

        We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) ("PCAOB"), the Company's internal control over financial reporting as of December 31, 2017, based on criteria established in the 2013 Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO"), and our report dated February 23, 2018 expressed an unqualified opinion.

Basis for opinion

        These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

        We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included verification by confirmation of securities as of December 31, 2017 and 2016, by correspondence with the portfolio companies and custodians, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

/s/ GRANT THORNTON LLP

We have served as the Company's auditor since 2007.
Houston, Texas
February 23, 2018

MAIN STREET CAPITAL CORPORATION

Consolidated Balance Sheets

(dollars in thousands, except per share amounts)

	December 31, 2017	December 31, 2016
ASSETS
Portfolio investments at fair value:
Control investments (cost: $530,034 and $439,674 as of December 31, 2017 and 2016, respectively)	$750,706	$594,282
Affiliate investments (cost: $367,317 and $394,699 as of December 31, 2017 and 2016, respectively)	338,854	375,948
Non-Control/Non-Affiliate investments (cost: $1,107,447 and $1,037,510 as of December 31, 2017 and 2016, respectively)	1,081,745	1,026,676

Total investments (cost: $2,004,798 and $1,871,883 as of December 31, 2017 and 2016, respectively)	2,171,305	1,996,906
Cash and cash equivalents	51,528	24,480
Interest receivable and other assets	36,343	35,133
Receivable for securities sold	2,382	1,990
Deferred financing costs (net of accumulated amortization of $5,600 and $4,598 as of December 31, 2017 and 2016, respectively)	3,837	4,718
Deferred tax asset, net	—	9,125

Total assets	$2,265,395	$2,072,352

LIABILITIES
Credit facility	$64,000	$343,000
SBIC debentures (par: $295,800 and $240,000 as of December 31, 2017 and 2016, respectively)	288,483	235,686
4.50% Notes due 2022 (par: $185,000 and $0 as of December 31, 2017 and 2016, respectively)	182,015	—
4.50% Notes due 2019 (par: $175,000 as of both December 31, 2017 and 2016)	173,616	172,893
6.125% Notes (par: $90,655 as of both December 31, 2017 and 2016)	89,057	88,752
Accounts payable and other liabilities	20,168	14,205
Payable for securities purchased	40,716	2,184
Interest payable	5,273	4,103
Dividend payable	11,146	10,048
Deferred tax liability, net	10,553	—

Total liabilities	885,027	870,871
Commitments and contingencies (Note M)
NET ASSETS
Common stock, $0.01 par value per share (150,000,000 shares authorized; 58,660,680 and 54,312,444 shares issued and outstanding as of December 31, 2017 and 2016, respectively)	586	543
Additional paid-in capital	1,310,780	1,143,883
Accumulated net investment income, net of cumulative dividends of $662,563 and $521,297 as of December 31, 2017 and 2016, respectively	7,921	19,033
Accumulated net realized gain from investments (accumulated net realized gain from investments of $64,576 before cumulative dividends of $124,690 as of December 31, 2017 and accumulated net realized gain from investments of $48,394 before cumulative dividends of $107,281 as of December 31, 2016)	(60,114)	(58,887)
Net unrealized appreciation, net of income taxes	121,195	96,909

Total net assets	1,380,368	1,201,481

Total liabilities and net assets	$2,265,395	$2,072,352

NET ASSET VALUE PER SHARE	$23.53	$22.10

The accompanying notes are an integral part of these consolidated financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Operations

(dollars in thousands, except shares and per share amounts)

	Twelve Months Ended December 31,
	2017	2016	2015
INVESTMENT INCOME:
Interest, fee and dividend income:
Control investments	$62,762	$52,221	$49,832
Affiliate investments	37,509	37,702	27,200
Non-Control/Non-Affiliate investments	105,470	88,242	86,571

Interest, fee and dividend income	205,741	178,165	163,603
Interest, fee and dividend income from marketable securities and idle funds investments	—	174	986

Total investment income	205,741	178,339	164,589
EXPENSES:
Interest	(36,479)	(33,630)	(32,115)
Compensation	(18,560)	(16,408)	(14,852)
General and administrative	(11,674)	(9,284)	(8,621)
Share-based compensation	(10,027)	(8,304)	(6,262)
Expenses allocated to the External Investment Manager	6,370	5,089	4,335

Total expenses	(70,370)	(62,537)	(57,515)

NET INVESTMENT INCOME	135,371	115,802	107,074
NET REALIZED GAIN (LOSS):
Control investments	259	32,220	(582)
Affiliate investments	8,044	25,167	5,827
Non-Control/Non-Affiliate investments	7,879	(26,317)	(25,147)
Marketable securities and idle funds investments	—	(1,681)	(1,414)
SBIC debentures	(5,217)	—	—

Total net realized gain (loss)	10,965	29,389	(21,316)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Portfolio investments	42,545	(8,305)	11,048
Marketable securities and idle funds investments	—	1,729	(177)
SBIC debentures	6,212	(943)	(879)

Total net change in unrealized appreciation (depreciation)	48,757	(7,519)	9,992

INCOME TAXES:
Federal and state income, excise and other taxes	(5,206)	(2,089)	(2,964)
Deferred taxes	(19,265)	3,316	11,651

Income tax benefit (provision)	(24,471)	1,227	8,687

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$170,622	$138,899	$104,437

NET INVESTMENT INCOME PER SHARE—BASIC AND DILUTED	$2.39	$2.23	$2.18

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER SHARE—BASIC AND DILUTED	$3.01	$2.67	$2.13

DIVIDENDS PAID PER SHARE:
Regular monthly dividends	$2.235	$2.175	$2.100
Supplemental dividends	0.550	0.550	$0.550

Total dividends	$2.785	$2.725	$2.650

WEIGHTED AVERAGE SHARES OUTSTANDING—BASIC AND DILUTED	56,691,913	52,025,002	49,071,492

The accompanying notes are an integral part of these consolidated financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Changes in Net Assets

(dollars in thousands, except shares)

					Accumulated Net Realized Gain From Investments, Net of Dividends
	Common Stock					Net Unrealized Appreciation from Investments, Net of Income Taxes
				Accumulated Net Investment Income, Net of Dividends
	Number of Shares	Par Value	Additional Paid-In Capital				Total Net Asset Value
Balances at December 31, 2014	45,079,150	$451	$853,606	$23,665	$(20,456)	$82,716	$939,982
Public offering of common stock, net of offering costs	4,510,568	46	132,003	—	—	—	132,049
Share-based compensation	—	—	6,262	—	—	—	6,262
Purchase of vested stock for employee payroll tax withholding	(54,840)	(1)	(1,739)	—	—	—	(1,740)
Dividend reinvestment	636,079	6	19,348	—	—	—	19,354
Amortization of directors' deferred compensation	—	—	423	—	—	—	423
Issuance of restricted stock, net of forfeited shares	242,787	2	(2)	—	—	—	—
Other	—	—	1,566	—	—	—	1,566
Dividends to stockholders	—	—	—	(123,558)	(7,881)	—	(131,439)
Net increase (decrease) resulting from operations	—	—	—	107,074	(21,316)	18,679	104,437

Balances at December 31, 2015	50,413,744	$504	$1,011,467	$7,181	$(49,653)	$101,395	$1,070,894

Balances at December 31, 2015	50,413,744	$504	$1,011,467	$7,181	$(49,653)	$101,395	$1,070,894
Public offering of common stock, net of offering costs	3,324,646	33	112,006	—	—	—	112,039
Share-based compensation	—	—	8,304	—	—	—	8,304
Purchase of vested stock for employee payroll tax withholding	(80,750)	(1)	(2,592)	—	—	—	(2,593)
Dividend reinvestment	434,631	4	14,073	—	—	—	14,077
Amortization of directors' deferred compensation	—	—	628	—	—	—	628
Issuance of restricted stock, net of forfeited shares	262,586	3	(3)	—	—	—	—
Dividends to stockholders	—	—	—	(103,950)	(38,623)	—	(142,573)
Cumulative-effect to retained earnings for excess tax benefit	—	—	—	—	—	1,806	1,806
Net increase (decrease) resulting from operations	—	—	—	115,802	29,389	(6,292)	138,899

Balances at December 31, 2016	54,354,857	$543	$1,143,883	$19,033	$(58,887)	$96,909	$1,201,481

Balances at December 31, 2016	54,354,857	$543	$1,143,883	$19,033	$(58,887)	$96,909	$1,201,481
Public offering of common stock, net of offering costs	3,947,165	40	150,946	—	—	—	150,986
Share-based compensation	—	—	10,027	—	—	—	10,027
Purchase of vested stock for employee payroll tax withholding	(113,371)	(1)	(4,350)	—	—	—	(4,351)
Investment through issuance of unregistered shares	11,464	—	442	—	—	—	442
Dividend reinvestment	234,513	2	9,154	—	—	—	9,156
Amortization of directors' deferred compensation	—	—	680	—	—	—	680
Issuance of restricted stock, net of forfeited shares	226,052	2	(2)	—	—	—	—
Dividends to stockholders	—	—	—	(141,266)	(17,409)	—	(158,675)
Net increase (decrease) resulting from operations	—	—	—	130,154	16,182	24,286	170,622

Balances at December 31, 2017	58,660,680	$586	$1,310,780	$7,921	$(60,114)	$121,195	$1,380,368

The accompanying notes are an integral part of these consolidated financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Cash Flows

(dollars in thousands)

	Twelve Months Ended December 31,
	2017	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$170,622	$138,899	$104,437
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments in portfolio companies	(876,744)	(641,197)	(838,441)
Proceeds from sales and repayments of debt investments in portfolio companies	737,297	409,542	570,454
Proceeds from sales and return of capital of equity investments in portfolio companies	82,128	76,731	34,780
Investments in marketable securities and idle funds investments	—	(523)	(5,767)
Proceeds from sales and repayments of marketable securities and idle funds investments	—	4,316	9,529
Net change in net unrealized (appreciation) depreciation	(48,757)	7,519	(9,992)
Net realized (gain) loss	(10,965)	(29,389)	21,316
Accretion of unearned income	(17,008)	(10,211)	(8,940)
Payment-in-kind interest	(4,884)	(6,497)	(3,624)
Cumulative dividends	(3,226)	(2,200)	(1,607)
Share-based compensation expense	10,027	8,304	6,262
Amortization of deferred financing costs	2,784	2,582	2,553
Deferred tax (benefit) provision	19,265	(3,316)	(11,651)
Changes in other assets and liabilities:
Interest receivable and other assets	2,080	(2,564)	(3,220)
Interest payable	1,170	144	(889)
Accounts payable and other liabilities	6,643	2,541	1,639
Deferred fees and other	2,470	2,589	1,769

Net cash provided by (used in) operating activities	72,902	(42,730)	(131,392)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from public offering of common stock, net of offering costs	150,986	112,039	132,049
Proceeds from public offering of 4.50% Notes due 2022	185,000	—	—
Dividends paid	(148,421)	(127,522)	(110,673)
Proceeds from issuance of SBIC debentures	81,000	15,000	—
Repayments of SBIC debentures	(25,200)	—	—
Proceeds from credit facility	448,000	390,000	534,000
Repayments on credit facility	(727,000)	(338,000)	(461,000)
Payment of deferred loan costs and SBIC debenture fees	(5,868)	(1,962)	(1,260)
Purchases of vested stock for employee payroll tax withholding	(4,351)	(2,593)	(1,740)
Other	—	(83)	(85)

Net cash provided by (used in) financing activities	(45,854)	46,879	91,291

Net increase in cash and cash equivalents	27,048	4,149	(40,101)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	24,480	20,331	60,432

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$51,528	$24,480	$20,331

Supplemental cash flow disclosures:
Interest paid	$32,411	$30,756	$30,450
Taxes paid	$2,398	$1,495	$2,687
Non-cash financing activities:
Shares issued pursuant to the DRIP	$9,156	$14,077	$19,354

The accompanying notes are an integral part of these consolidated financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments

December 31, 2017

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

Control Investments(5)

Access Media Holdings, LLC(10)	Private Cable Operator
		5% Current / 5% PIK Secured Debt (Maturity—July 22, 2020)(19)	$23,828	$23,828	$17,150
		Preferred Member Units (8,248,500 units)		8,142	—
		Member Units (45 units)		1	—

				31,971	17,150

ASC Interests, LLC	Recreational and Educational Shooting Facility
		11% Secured Debt (Maturity—July 31, 2018)	1,800	1,795	1,795
		Member Units (1,500 units)		1,500	1,530

				3,295	3,325

ATS Workholding, LLC(10)	Manufacturer of Machine Cutting Tools and Accessories
		5% Secured Debt (Maturity—November 16, 2021)	3,726	3,249	3,249
		Preferred Member Units (3,725,862 units)		3,726	3,726

				6,975	6,975

Bond-Coat, Inc.	Casing and Tubing Coating Services
		12% Secured Debt (Maturity—December 28, 2017)(17)	11,596	11,596	11,596
		Common Stock (57,508 shares)		6,350	9,370

				17,946	20,966

Café Brazil, LLC	Casual Restaurant Group
		Member Units (1,233 units)(8)		1,742	4,900

CBT Nuggets, LLC	Produces and Sells IT Training Certification Videos
		Member Units (416 units)(8)		1,300	89,560

Charps, LLC	Pipeline Maintenance and Construction
		12% Secured Debt (Maturity—February 3, 2022)	18,400	18,225	18,225
		Preferred Member Units (1,600 units)		400	650

				18,625	18,875

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2017

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

Clad-Rex Steel, LLC	Specialty Manufacturer of Vinyl-Clad Metal
		LIBOR Plus 9.50% (Floor 1.00%), Current Coupon 10.86%, Secured Debt (Maturity—December 20, 2021)(9)	13,280	13,168	13,280
		Member Units (717 units)(8)		7,280	9,500
		10% Secured Debt (Clad-Rex Steel RE Investor, LLC) (Maturity—December 20, 2036)	1,183	1,171	1,183
		Member Units (Clad-Rex Steel RE Investor, LLC) (800 units)		210	280

				21,829	24,243

CMS Minerals Investments	Oil & Gas Exploration & Production
		Member Units (CMS Minerals II, LLC) (100 units)(8)		3,440	2,392

Copper Trail Energy Fund I, LP(12)(13)	Investment Partnership
		LP Interests (Fully diluted 30.1%)		2,500	2,500

Datacom, LLC	Technology and Telecommunications Provider
		8% Secured Debt (Maturity—May 30, 2018)	1,575	1,575	1,575
		5.25% Current / 5.25% PIK Secured Debt (Maturity—May 30, 2019)(19)	12,349	12,311	11,110
		Class A Preferred Member Units		1,181	730
		Class B Preferred Member Units (6,453 units)		6,030	—

				21,097	13,415

Gamber-Johnson Holdings, LLC	Manufacturer of Ruggedized Computer Mounting Systems
		LIBOR Plus 11.00% (Floor 1.00%), Current Coupon 12.36%, Secured Debt (Maturity—June 24, 2021)(9)	23,400	23,213	23,400
		Member Units (8,619 units)(8)		14,844	23,370

				38,057	46,770

Garreco, LLC	Manufacturer and Supplier of Dental Products
		LIBOR Plus 10.00% (Floor 1.00%), Current Coupon 11.34%, Secured Debt (Maturity—March 31, 2020)(9)	5,483	5,443	5,443
		Member Units (1,200 units)		1,200	1,940

				6,643	7,383

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2017

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

GRT Rubber Technologies LLC	Manufacturer of Engineered Rubber Products
		LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.36%, Secured Debt (Maturity—December 19, 2019)(9)	11,603	11,550	11,603
		Member Units (5,879 units)(8)		13,065	21,970

				24,615	33,573

Gulf Manufacturing, LLC	Manufacturer of Specialty Fabricated Industrial Piping Products
		Member Units (438 units)(8)		2,980	10,060

Gulf Publishing Holdings, LLC	Energy Industry Focused Media and Publishing
		LIBOR Plus 9.50% (Floor 1.00%), Current Coupon 10.86%, Secured Debt (Maturity—September 30, 2020)(9)	80	80	80
		12.5% Secured Debt (Maturity—April 29, 2021)	12,800	12,703	12,703
		Member Units (3,681 units)		3,681	4,840

				16,464	17,623

Harborside Holdings, LLC	Real Estate Holding Company
		Member units (100 units)		6,206	9,400

Harris Preston Fund Investments(12)(13)	Investment Partnership
		LP Interests (2717 MH, L.P.) (Fully diluted 49.3%)		536	536

Harrison Hydra-Gen, Ltd.	Manufacturer of Hydraulic Generators
		Common Stock (107,456 shares)		718	3,580

HW Temps LLC	Temporary Staffing Solutions
		LIBOR Plus 11.00% (Floor 1.00%), Current Coupon 12.36%, Secured Debt (Maturity July 2, 2020)(9)	9,976	9,918	9,918
		Preferred Member Units (3,200 units)		3,942	3,940

				13,860	13,858

Hydratec, Inc.	Designer and Installer of Micro-Irrigation Systems
		Common Stock (7,095 shares)(8)		7,095	15,000

IDX Broker, LLC	Provider of Marketing and CRM Tools for the Real Estate Industry
		11.5% Secured Debt (Maturity—November 15, 2020)	15,250	15,116	15,250
		Preferred Member Units (5,607 units)(8)		5,952	11,660

				21,068	26,910

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2017

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

Jensen Jewelers of Idaho, LLC	Retail Jewelry Store
		Prime Plus 6.75% (Floor 2.00%), Current Coupon 11.00%, Secured Debt (Maturity—November 14, 2019)(9)	3,955	3,917	3,955
		Member Units (627 units)(8)		811	5,100

				4,728	9,055

KBK Industries, LLC	Manufacturer of Specialty Oilfield and Industrial Products
		10% Secured Debt (Maturity—September 28, 2020)	375	372	375
		12.5% Secured Debt (Maturity—September 28, 2020)	5,900	5,867	5,900
		Member Units (325 units)(8)		783	4,420

				7,022	10,695

Lamb Ventures, LLC	Aftermarket Automotive Services Chain
		11% Secured Debt (Maturity—July 1, 2022)	9,942	9,890	9,942
		Preferred Equity (non-voting)		400	400
		Member Units (742 units)(8)		5,273	6,790
		9.5% Secured Debt (Lamb's Real Estate Investment I, LLC) (Maturity—March 31, 2027)	432	428	432
		Member Units (Lamb's Real Estate Investment I, LLC) (1,000 units)(8)		625	520

				16,616	18,084

Marine Shelters Holdings, LLC	Fabricator of Marine and Industrial Shelters
		12% PIK Secured Debt (Maturity—December 28, 2017)(14)	3,131	3,078	—
		Preferred Member Units (3,810 units)		5,352	—

				8,430	—

Market Force Information, LLC	Provider of Customer Experience Management Services
		LIBOR Plus 11.00% (Floor 1.00%), Current Coupon 12.48%, Secured Debt (Maturity—July 28, 2022)(9)	23,360	23,143	23,143
		Member Units (657,113 units)		14,700	14,700

				37,843	37,843

MH Corbin Holding LLC	Manufacturer and Distributor of Traffic Safety Products
		13% Secured Debt (Maturity—August 31, 2020)	12,600	12,526	12,526
		Preferred Member Units (4,000 shares)		6,000	6,000

				18,526	18,526

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2017

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

Mid-Columbia Lumber Products, LLC	Manufacturer of Finger-Jointed Lumber Products
		10% Secured Debt (Maturity—January 15, 2020)	1,398	1,390	1,390
		12% Secured Debt (Maturity—January 15, 2020)	3,900	3,863	3,863
		Member Units (5,714 units)		2,405	1,575
		9.5% Secured Debt (Mid-Columbia Real Estate, LLC) (Maturity—May 13, 2025)	791	791	791
		Member Units (Mid-Columbia Real Estate, LLC) (500 units)(8)		790	1,290

				9,239	8,909

MSC Adviser I, LLC(16)	Third Party Investment Advisory Services
		Member Units (Fully diluted 100.0%)(8)		—	41,768

Mystic Logistics Holdings, LLC	Logistics and Distribution Services Provider for Large Volume Mailers
		12% Secured Debt (Maturity—August 15, 2019)	7,768	7,696	7,696
		Common Stock (5,873 shares)		2,720	6,820

				10,416	14,516

NAPCO Precast, LLC	Precast Concrete Manufacturing
		LIBOR Plus 8.50%, Current Coupon 9.98%, Secured Debt (Maturity—May 31, 2019)	11,475	11,439	11,475
		Member Units (2,955 units)(8)		2,975	11,670

				14,414	23,145

NRI Clinical Research, LLC	Clinical Research Service Provider
		LIBOR Plus 6.50% (Floor 1.50%), Current Coupon 8.00%, Secured Debt (Maturity—January 15, 2018)(9)	400	400	400
		14% Secured Debt (Maturity—January 15, 2018)	3,865	3,865	3,865
		Warrants (251,723 equivalent units; Expiration—September 8, 2021; Strike price—$0.01 per unit)		252	500
		Member Units (1,454,167 units)		765	2,500

				5,282	7,265

NRP Jones, LLC	Manufacturer of Hoses, Fittings and Assemblies
		12% Secured Debt (Maturity—March 20, 2023)	6,376	6,376	6,376
		Member Units (65,208 units)(8)		3,717	3,250

				10,093	9,626

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2017

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

NuStep, LLC	Designer, Manufacturer and Distributor of Fitness Equipment
		12% Secured Debt (Maturity—January 31, 2022)	20,600	20,420	20,420
		Preferred Member Units (406 units)		10,200	10,200

				30,620	30,620

OMi Holdings, Inc.	Manufacturer of Overhead Cranes
		Common Stock (1,500 shares)(8)		1,080	14,110

Pegasus Research Group, LLC	Provider of Telemarketing and Data Services
		Member Units (460 units)(8)		1,290	10,310

PPL RVs, Inc.	Recreational Vehicle Dealer
		LIBOR Plus 7.00% (Floor 0.50%), Current Coupon 8.34%, Secured Debt (Maturity—November 15, 2021)(9)	16,100	15,972	16,100
		Common Stock (1,962 shares)(8)		2,150	12,440

				18,122	28,540

Principle Environmental, LLC (d/b/a TruHorizon Environmental Solutions)	Noise Abatement Service Provider
		13% Secured Debt (Maturity—April 30, 2020)	7,477	7,347	7,477
		Preferred Member Units (19,631 units)		4,600	11,490
		Warrants (1,018 equivalent units; Expiration—January 31, 2021; Strike price—$0.01 per unit)		1,200	650

				13,147	19,617

Quality Lease Service, LLC	Provider of Rigsite Accommodation Unit Rentals and Related Services
		Zero Coupon Secured Debt (Maturity—June 8, 2020)	7,341	7,341	6,950
		Member Units (1,000 units)		2,868	4,938

				10,209	11,888

River Aggregates, LLC	Processor of Construction Aggregates
		Zero Coupon Secured Debt (Maturity—June 30, 2018)	750	707	707
		Member Units (1,150 units)		1,150	4,610
		Member Units (RA Properties, LLC) (1,500 units)		369	2,559

				2,226	7,876

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2017

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

SoftTouch Medical Holdings LLC	Provider of In-Home Pediatric Durable Medical Equipment
		LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.36%, Secured Debt (Maturity—October 31, 2019)(9)	7,140	7,110	7,140
		Member Units (4,450 units)(8)		4,930	10,089

				12,040	17,229

The MPI Group, LLC	Manufacturer of Custom Hollow Metal Doors, Frames and Accessories
		9% Secured Debt (Maturity—October 2, 2018)	2,924	2,923	2,410
		Series A Preferred Units (2,500 units)		2,500	—
		Warrants (1,424 equivalent units; Expiration—July 1, 2024; Strike price—$0.01 per unit)		1,096	—
		Member Units (MPI Real Estate Holdings, LLC) (100 units)(8)		2,300	2,389

				8,819	4,799

Uvalco Supply, LLC	Farm and Ranch Supply Store
		9% Secured Debt (Maturity—January 1, 2019)	348	348	348
		Member Units (1,867 units)(8)		3,579	3,880

				3,927	4,228

Vision Interests, Inc.	Manufacturer / Installer of Commercial Signage
		13% Secured Debt (Maturity—December 23, 2018)	2,814	2,797	2,797
		Series A Preferred Stock (3,000,000 shares)		3,000	3,000
		Common Stock (1,126,242 shares)		3,706	—

				9,503	5,797

Ziegler's NYPD, LLC	Casual Restaurant Group
		6.5% Secured Debt (Maturity—October 1, 2019)	1,000	996	996
		12% Secured Debt (Maturity—October 1, 2019)	300	300	300
		14% Secured Debt (Maturity—October 1, 2019)	2,750	2,750	2,750
		Warrants (587 equivalent units; Expiration—September 29, 2018; Strike price—$0.01 per unit)		600	—
		Preferred Member Units (10,072 units)		2,834	3,220

				7,480	7,266

Subtotal Control Investments (34.6% of total investments at fair value)				$530,034	$750,706

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2017

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

Affiliate Investments(6)

AFG Capital Group, LLC	Provider of Rent-to-Own Financing Solutions and Services
		Warrants (42 equivalent units; Expiration—November 7, 2024; Strike price—$0.01 per unit)		$259	$860
		Member Units (186 units)(8)		1,200	3,590

				1,459	4,450

Barfly Ventures, LLC(10)	Casual Restaurant Group
		12% Secured Debt (Maturity—August 31, 2020)	8,715	8,572	8,715
		Options (2 equivalent units)		397	920
		Warrant (1 equivalent unit; Expiration—August 31, 2025; Strike price—$1.00 per unit)		473	520

				9,442	10,155

BBB Tank Services, LLC	Maintenance, Repair and Construction Services to the Above-Ground Storage Tank Market
		LIBOR Plus 8.00% (Floor 1.00%), Current Coupon 9.36%, Secured Debt (Maturity—April 8, 2021)(9)	800	778	778
		15% Secured Debt (Maturity—April 8, 2021)	4,000	3,876	3,876
		Member Units (800,000 units)		800	500

				5,454	5,154

Boccella Precast Products LLC	Manufacturer of Precast Hollow Core Concrete
		LIBOR Plus 10.00% (Floor 1.00%), Current Coupon 11.34%, Secured Debt (Maturity—June 30, 2022)(9)	16,400	16,230	16,400
		Member Units (2,160,000 units)		2,160	3,440

				18,390	19,840

Boss Industries, LLC	Manufacturer and Distributor of Air, Power and Other Industrial Equipment
		Preferred Member Units (2,242 units)(8)		2,080	3,930

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2017

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

Bridge Capital Solutions Corporation	Financial Services and Cash Flow Solutions Provider
		13% Secured Debt (Maturity—July 25, 2021)	7,500	5,884	5,884
		Warrants (63 equivalent shares; Expiration—July 25, 2026; Strike price—$0.01 per share)		2,132	3,520
		13% Secured Debt (Mercury Service Group, LLC) (Maturity—July 25, 2021)	1,000	992	1,000
		Preferred Member Units (Mercury Service Group, LLC) (17,742 units)(8)		1,000	1,000

				10,008	11,404

Buca C, LLC	Casual Restaurant Group
		LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.63%, Secured Debt (Maturity—June 30, 2020)(9)	20,304	20,193	20,193
		Preferred Member Units (6 units; 6% cumulative)(8)(19)		4,177	4,172

				24,370	24,365

CAI Software LLC	Provider of Specialized Enterprise Resource Planning Software
		12% Secured Debt (Maturity—October 10, 2019)	4,083	4,060	4,083
		Member Units (65,356 units)(8)		654	3,230

				4,714	7,313

Chandler Signs Holdings, LLC(10)	Sign Manufacturer
		12% Secured Debt (Maturity—July 4, 2021)	4,500	4,468	4,500
		Class A Units (1,500,000 units)(8)		1,500	2,650

				5,968	7,150

Condit Exhibits, LLC	Tradeshow Exhibits / Custom Displays Provider
		Member Units (3,936 units)(8)		100	1,950

Congruent Credit Opportunities Funds(12)(13)	Investment Partnership
		LP Interests (Congruent Credit Opportunities Fund II, LP) (Fully diluted 19.8%)(8)		5,730	1,515
		LP Interests (Congruent Credit Opportunities Fund III, LP) (Fully diluted 17.4%)(8)		17,869	18,632

				23,599	20,147

Dos Rios Partners(12)(13)	Investment Partnership
		LP Interests (Dos Rios Partners, LP) (Fully diluted 20.2%)		5,996	7,165
		LP Interests (Dos Rios Partners—A, LP) (Fully diluted 6.4%)		1,904	1,889

				7,900	9,054

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2017

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

Dos Rios Stone Products LLC(10)	Limestone and Sandstone Dimension Cut Stone Mining Quarries
		Class A Units (2,000,000 units)(8)		2,000	1,790

East Teak Fine Hardwoods, Inc.	Distributor of Hardwood Products
		Common Stock (6,250 shares)(8)		480	630

EIG Fund Investments(12)(13)	Investment Partnership
		LP Interests (EIG Global Private Debt Fund-A, L.P.) (Fully diluted 11.1%)(8)		1,103	1,055

Freeport Financial Funds(12)(13)	Investment Partnership
		LP Interests (Freeport Financial SBIC Fund LP) (Fully diluted 9.3%)(8)		5,974	5,614
		LP Interests (Freeport First Lien Loan Fund III LP) (Fully diluted 6.0%)(8)		8,558	8,506

				14,532	14,120

Gault Financial, LLC (RMB Capital, LLC)	Purchases and Manages Collection of Healthcare and other Business Receivables
		10.5% Secured Debt (Maturity—January 1, 2019)	12,483	12,483	11,532
		Warrants (29,032 equivalent units; Expiration—February 9, 2022; Strike price—$0.01 per unit)		400	—

				12,883	11,532

Guerdon Modular Holdings, Inc.	Multi-Family and Commercial Modular Construction Company
		13% Secured Debt (Maturity—August 13, 2019)	10,708	10,632	10,632
		Preferred Stock (404,998 shares)		1,140	—
		Common Stock (212,033 shares)		2,983	—

				14,755	10,632

Harris Preston Fund Investments(12)(13)	Investment Partnership
		LP Interests (HPEP 3, L.P.) (Fully diluted 9.9%)		943	943

Hawk Ridge Systems, LLC(13)	Value-Added Reseller of Engineering Design and Manufacturing Solutions
		11% Secured Debt (Maturity—December 2, 2021)	14,300	14,175	14,300
		Preferred Member Units (226 units)(8)		2,850	3,800
		Preferred Member Units (HRS Services, ULC) (226 units)(8)		150	200

				17,175	18,300

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2017

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

Houston Plating and Coatings, LLC	Provider of Plating and Industrial Coating Services
		8% Unsecured Convertible Debt (Maturity—May 1, 2022)	3,000	3,000	3,200
		Member Units (315,756 units)		2,179	6,140

				5,179	9,340

I-45 SLF LLC(12)(13)	Investment Partnership
		Member Units (Fully diluted 20.0%; 24.4% profits interest)(8)		16,200	16,841

L.F. Manufacturing Holdings, LLC(10)	Manufacturer of Fiberglass Products
		Member Units (2,179,001 units)		2,019	2,000

Meisler Operating LLC	Provider of Short-term Trailer and Container Rental
		LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 9.84%, Secured Debt (Maturity—June 7, 2022)(9)	16,800	16,633	16,633
		Member Units (Milton Meisler Holdings LLC) (31,976 units)		3,200	3,390

				19,833	20,023

OnAsset Intelligence, Inc.	Provider of Transportation Monitoring / Tracking Products and Services
		12% PIK Secured Debt (Maturity—June 30, 2021)(19)	5,094	5,094	5,094
		10% PIK Unsecured Debt (Maturity—June 30, 2021)(19)	48	48	48
		Preferred Stock (912 shares)		1,981	—
		Warrants (5,333 equivalent shares; Expiration—April 18, 2021; Strike price—$0.01 per share)		1,919	—

				9,042	5,142

OPI International Ltd.(13)	Provider of Man Camp and Industrial Storage Services
		Common Stock (20,766,317 shares)		1,371	—

PCI Holding Company, Inc.	Manufacturer of Industrial Gas Generating Systems
		12% Secured Debt (Maturity—March 31, 2019)	12,650	12,593	12,593
		Preferred Stock (1,740,000 shares)		1,740	2,610
		Preferred Stock (1,500,000 shares; 20% cumulative)(8)(19)		3,927	890

				18,260	16,093

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2017

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

Rocaceia, LLC (Quality Lease and Rental Holdings, LLC)	Provider of Rigsite Accommodation Unit Rentals and Related Services
		12% Secured Debt (Maturity—January 8, 2018)(14)(15)	30,785	30,281	250
		Preferred Member Units (250 units)		2,500	—

				32,781	250

Tin Roof Acquisition Company	Casual Restaurant Group
		12% Secured Debt (Maturity—November 13, 2018)	12,783	12,722	12,722
		Class C Preferred Stock (Fully diluted 10.0%; 10% cumulative)(8)(19)		3,027	3,027

				15,749	15,749

UniTek Global Services, Inc.(11)	Provider of Outsourced Infrastructure Services
		LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 10.20%, Secured Debt (Maturity—January 13, 2019)(9)	8,535	8,529	8,535
		LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 9.20% / 1.00% PIK, Current Coupon Plus PIK 10.20%, Secured Debt (Maturity—January 13, 2019)(9)(19)	137	137	137
		15% PIK Unsecured Debt (Maturity—July 13, 2019)(19)	865	865	865
		Preferred Stock (2,596,567 shares; 19% cumulative)(8)(19)		2,858	2,850
		Preferred Stock (4,935,377 shares; 13.5% cumulative)(8)(19)		7,361	7,320
		Common Stock (1,075,992 shares)		—	2,490

				19,750	22,197

Universal Wellhead Services Holdings, LLC(10)	Provider of Wellhead Equipment, Designs, and Personnel to the Oil & Gas Industry
		Preferred Member Units (UWS Investments, LLC) (716,949 units)		717	830
		Member Units (UWS Investments, LLC) (4,000,000 units)		4,000	1,910

				4,717	2,740

Valley Healthcare Group, LLC	Provider of Durable Medical Equipment
		LIBOR Plus 12.50% (Floor 0.50%), Current Coupon 13.86%, Secured Debt (Maturity—December 29, 2020)(9)	11,766	11,685	11,685
		Preferred Member Units (Valley Healthcare Holding, LLC) (1,600 units)		1,600	1,600

				13,285	13,285

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2017

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

Volusion, LLC	Provider of Online Software-as-a-Service eCommerce Solutions
		11.5% Secured Debt (Maturity—January 26, 2020)	16,734	15,200	15,200
		Preferred Member Units (4,876,670 units)		14,000	14,000
		Warrants (1,831,355 equivalent units; Expiration—January 26, 2025; Strike price—$0.01 per unit)		2,576	2,080

				31,776	31,280

Subtotal Affiliate Investments (15.6% of total investments at fair value)				$367,317	$338,854

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2017

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

Non-Control/Non-Affiliate Investments(7)

AAC Holdings, Inc.(11)	Substance Abuse Treatment Service Provider
		LIBOR Plus 6.75% (Floor 1.00%), Current Coupon 8.13%, Secured Debt (Maturity—June 30, 2023)(9)	$11,751	$11,475	$11,810

Adams Publishing Group, LLC(10)	Local Newspaper Operator
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.69%, Secured Debt (Maturity—November 3, 2020)(9)	10,341	10,116	10,147

ADS Tactical, Inc.(10)	Value-Added Logistics and Supply Chain Provider to the Defense Industry
		LIBOR Plus 7.50% (Floor 0.75%), Current Coupon 9.19%, Secured Debt (Maturity—December 31, 2022)(9)	13,014	12,767	12,833

Aethon United BR LP(10)	Oil & Gas Exploration & Production
		LIBOR Plus 6.75% (Floor 1.00%), Current Coupon 8.15%, Secured Debt (Maturity—September 8, 2023)(9)	3,438	3,388	3,388

Ahead, LLC(10)	IT Infrastructure Value Added Reseller
		LIBOR Plus 6.50%, Current Coupon 8.20%, Secured Debt (Maturity—November 2, 2020)	11,061	10,848	11,130

Allflex Holdings III Inc.(11)	Manufacturer of Livestock Identification Products
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.36%, Secured Debt (Maturity—July 19, 2021)(9)	13,846	13,781	13,955

American Scaffold Holdings, Inc.(10)	Marine Scaffolding Service Provider
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 8.19%, Secured Debt (Maturity—March 31, 2022)(9)	7,031	6,947	6,996

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2017

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

American Teleconferencing Services, Ltd.(11)	Provider of Audio Conferencing and Video Collaboration Solutions
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.90%, Secured Debt (Maturity—December 8, 2021)(9)	10,582	9,934	10,443
		LIBOR Plus 9.50% (Floor 1.00%), Current Coupon 10.85%, Secured Debt (Maturity—June 6, 2022)(9)	3,714	3,589	3,507

				13,523	13,950

Anchor Hocking, LLC(11)	Household Products Manufacturer
		LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.49%, Secured Debt (Maturity—June 4, 2020)(9)	2,254	2,211	2,248
		Member Units (440,620 units)		4,928	3,745

				7,139	5,993

Apex Linen Service, Inc.	Industrial Launderers
		LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.36%, Secured Debt (Maturity—October 30, 2022)(9)	2,400	2,400	2,400
		16% Secured Debt (Maturity—October 30, 2022)	14,416	14,347	14,347

				16,747	16,747

Arcus Hunting LLC.(10)	Manufacturer of Bowhunting and Archery Products and Accessories
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.34%, Secured Debt (Maturity—November 13, 2019)(9)	15,391	15,294	15,391

ATI Investment Sub, Inc.(11)	Manufacturer of Solar Tracking Systems
		LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.82%, Secured Debt (Maturity—June 22, 2021)(9)	7,364	7,215	7,346

ATX Networks Corp.(11)(13)(21)	Provider of Radio Frequency Management Equipment
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.33% / 1.00% PIK, Current Coupon Plus PIK 8.33%, Secured Debt (Maturity—June 11, 2021)(9)(19)	9,567	9,454	9,507

Berry Aviation, Inc.(10)	Airline Charter Service Operator
		13.75% Secured Debt (Maturity—January 30, 2020)	5,627	5,598	5,627
		Common Stock (553 shares)		400	1,010

				5,998	6,637

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2017

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

BigName Commerce, LLC(10)	Provider of Envelopes and Complimentary Stationery Products
		LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.59%, Secured Debt (Maturity—May 11, 2022)(9)	2,488	2,461	2,461

Binswanger Enterprises, LLC(10)	Glass Repair and Installation Service Provider
		LIBOR Plus 8.00% (Floor 1.00%), Current Coupon 9.69%, Secured Debt (Maturity—March 9, 2022)(9)	15,325	15,060	15,192
		Member Units (1,050,000 units)		1,050	1,000

				16,110	16,192

Bluestem Brands, Inc.(11)	Multi-Channel Retailer of General Merchandise
		LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 9.07%, Secured Debt (Maturity—November 6, 2020)(9)	12,127	11,955	8,540

Brainworks Software, LLC(10)	Advertising Sales and Newspaper Circulation Software
		Prime Plus 9.25% (Floor 3.25%), Current Coupon 13.75%, Secured Debt (Maturity—July 22, 2019)(9)	6,733	6,705	6,573

Brightwood Capital Fund Investments(12)(13)	Investment Partnership
		LP Interests (Brightwood Capital Fund III, LP) (Fully diluted 1.6%)(8)		12,000	10,328
		LP Interests (Brightwood Capital Fund IV, LP) (Fully diluted 0.8%)(8)		1,000	1,063

				13,000	11,391

Brundage-Bone Concrete Pumping, Inc.(11)	Construction Services Provider
		10.375% Secured Debt (Maturity—September 1, 2023)	3,000	2,987	3,180

Cadence Aerospace LLC(10)	Aerostructure Manufacturing
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.91%, Secured Debt (Maturity—November 14, 2023)(9)	15,000	14,853	14,853

CapFusion, LLC(13)	Non-Bank Lender to Small Businesses
		13% Secured Debt (Maturity—March 25, 2021)(14)	6,705	5,645	1,871

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2017

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

California Pizza Kitchen, Inc.(11)	Casual Restaurant Group
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.57%, Secured Debt (Maturity—August 23, 2022)(9)	12,902	12,862	12,677

CDHA Management, LLC(10)	Dental Services
		LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.76%, Secured Debt (Maturity—December 5, 2021)(9)	5,365	5,303	5,365

Central Security Group, Inc.(11)	Security Alarm Monitoring Service Provider
		LIBOR Plus 5.63% (Floor 1.00%), Current Coupon 7.19%, Secured Debt (Maturity—October 6, 2021)(9)	7,481	7,462	7,518

Cenveo Corporation(11)	Provider of Commercial Printing, Envelopes, Labels, and Printed Office Products
		6% Secured Debt (Maturity—August 1, 2019)	19,130	17,126	13,582

Charlotte Russe, Inc(11)	Fast-Fashion Retailer to Young Women
		LIBOR Plus 5.50% (Floor 1.25%), Current Coupon 6.89%, Secured Debt (Maturity—May 22, 2019)(9)	19,041	16,473	7,807

Clarius BIGS, LLC(10)	Prints & Advertising Film Financing
		15% PIK Secured Debt (Maturity—January 5, 2015)(14)(17)	2,924	2,924	85

Clickbooth.com, LLC(10)	Provider of Digital Advertising Performance Marketing Solutions
		LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 10.01%, Secured Debt (Maturity—December 5, 2022)(9)	3,000	2,941	2,941

Construction Supply Investments, LLC(10)	Distribution Platform of Specialty Construction Materials to Professional Concrete and Masonry Contractors
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.57%, Secured Debt (Maturity—June 30, 2023)(9)	7,125	7,090	7,090
		Member Units (28,000 units)		3,723	3,723

				10,813	10,813

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2017

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

CTVSH, PLLC(10)	Emergency Care and Specialty Service Animal Hospital
		LIBOR Plus 8.00% (Floor 1.00%), Current Coupon 9.48%, Secured Debt (Maturity—August 3, 2022)(9)	11,850	11,739	11,739

Darr Equipment LP(10)	Heavy Equipment Dealer
		11.5% Current / 1% PIK Secured Debt (Maturity—June 22, 2023)(19)	7,229	7,229	7,229
		Warrants (915,734 equivalent units; Expiration—December 23, 2023; Strike price—$1.50 per unit)		474	10

				7,703	7,239

Digital River, Inc.(11)	Provider of Outsourced e-Commerce Solutions and Services
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 8.08%, Secured Debt (Maturity—February 12, 2021)(9)	9,313	9,266	9,337

Drilling Info Holdings, Inc.	Information Services for the Oil and Gas Industry
		Common Stock (3,788,865 shares)(8)		—	8,610

EnCap Energy Fund Investments(12)(13)	Investment Partnership
		LP Interests (EnCap Energy Capital Fund VIII, L.P.) (Fully diluted 0.1%)(8)		3,906	2,202
		LP Interests (EnCap Energy Capital Fund VIII Co-Investors, L.P.) (Fully diluted 0.4%)		2,227	1,549
		LP Interests (EnCap Energy Capital Fund IX, L.P.) (Fully diluted 0.1%)(8)		4,305	3,720
		LP Interests (EnCap Energy Capital Fund X, L.P.) (Fully diluted 0.1%)(8)		6,277	6,225
		LP Interests (EnCap Flatrock Midstream Fund II, L.P.) (Fully diluted 0.8%)(8)		6,138	6,116
		LP Interests (EnCap Flatrock Midstream Fund III, L.P.) (Fully diluted 0.2%)		3,458	3,828

				26,311	23,640

Evergreen Skills Lux S.á r.l. (d/b/a Skillsoft)(11)(13)	Technology-based Performance Support Solutions
		LIBOR Plus 8.25% (Floor 1.00%), Current Coupon 9.82%, Secured Debt (Maturity—April 28, 2022)(9)	6,999	6,878	6,244

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2017

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

Extreme Reach, Inc.(11)	Integrated TV and Video Advertising Platform
		LIBOR Plus 6.25% (Floor 1.00%), Current Coupon 7.95%, Secured Debt (Maturity—February 7, 2020)(9)	10,411	10,397	10,398

Felix Investments Holdings II(10)	Oil & Gas Exploration & Production
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.90%, Secured Debt (Maturity—August 9, 2022)(9)	3,333	3,267	3,267

Flavors Holdings Inc.(11)	Global Provider of Flavoring and Sweetening Products
		LIBOR Plus 5.75% (Floor 1.00%), Current Coupon 7.44%, Secured Debt (Maturity—April 3, 2020)(9)	13,076	12,616	12,128

GI KBS Merger Sub LLC(11)	Outsourced Janitorial Services to Retail/Grocery Customers
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.48%, Secured Debt (Maturity—October 29, 2021)(9)	6,807	6,733	6,833
		LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 9.88%, Secured Debt (Maturity—April 29, 2022)(9)	3,915	3,769	3,793

				10,502	10,626

GoWireless Holdings, Inc.(11)	Provider of Wireless Telecommunications Carrier Services
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 8.16%, Secured Debt (Maturity—December 22, 2024)(9)	18,000	17,820	17,865

Grace Hill, LLC(10)	Online Training Tools for the Multi-Family Housing Industry
		Prime Plus 5.25% (Floor 1.00%), Current Coupon 9.75%, Secured Debt (Maturity—August 15, 2019)(9)	1,215	1,208	1,215
		LIBOR Plus 6.25% (Floor 1.00%), Current Coupon 7.58%, Secured Debt (Maturity—August 15, 2019)(9)	11,407	11,356	11,407

				12,564	12,622

Great Circle Family Foods, LLC(10)	Quick Service Restaurant Franchise
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.34%, Secured Debt (Maturity—October 28, 2019)(9)	7,219	7,187	7,219

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2017

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

Grupo Hima San Pablo, Inc.(11)	Tertiary Care Hospitals
		LIBOR Plus 7.00% (Floor 1.50%), Current Coupon 8.50%, Secured Debt (Maturity—January 31, 2018)(9)	4,750	4,748	3,541
		13.75% Secured Debt (Maturity—July 31, 2018)	2,055	2,040	226

				6,788	3,767

GST Autoleather, Inc.(11)	Automotive Leather Manufacturer
		PRIME Plus 6.50% (Floor 2.25%), Current Coupon 11.00%, Secured Debt (Maturity—April 5, 2018)(9)	7,578	7,500	7,500
		PRIME Plus 6.50% (Floor 2.00%), Current Coupon 11.00%, Secured Debt (Maturity—July 10, 2020)(9)	15,619	15,120	11,813

				22,620	19,313

Guitar Center, Inc.(11)	Musical Instruments Retailer
		6.5% Secured Debt (Maturity—April 15, 2019)	16,625	16,009	15,378

Hojeij Branded Foods, LLC(10)	Multi-Airport, Multi- Concept Restaurant Operator
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.57%, Secured Debt (Maturity—July 20, 2022)(9)	12,137	12,022	12,137

Hoover Group, Inc.(10)(13)	Provider of Storage Tanks and Related Products to the Energy and Petrochemical Markets
		LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.70%, Secured Debt (Maturity—January 28, 2021)(9)	8,460	7,986	7,783

Hostway Corporation(11)	Managed Services and Hosting Provider
		LIBOR Plus 6.75% (Floor 1.25%), Current Coupon 8.44%, Secured Debt (Maturity—December 13, 2019)(9)	20,150	19,796	19,621
		LIBOR Plus 6.75% (Floor 1.25%), Current Coupon 8.44%, Secured Debt (Maturity—December 13, 2018)(9)	12,406	11,575	11,692

				31,371	31,313

Hunter Defense Technologies, Inc.(11)	Provider of Military and Commercial Shelters and Systems
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.70%, Secured Debt (Maturity—August 5, 2019)(9)	20,224	19,851	19,997

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2017

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

Hydrofarm Holdings LLC(10)	Wholesaler of Horticultural Products
		LIBOR Plus 7.00%, Current Coupon 8.49%, Secured Debt (Maturity—May 12, 2022)	6,708	6,588	6,699

iEnergizer Limited(11)(13)(21)	Provider of Business Outsourcing Solutions
		LIBOR Plus 6.00% (Floor 1.25%), Current Coupon 7.57%, Secured Debt (Maturity—May 1, 2019)(9)	11,005	10,764	10,977

Implus Footcare, LLC(10)	Provider of Footwear and Related Accessories
		LIBOR Plus 6.75% (Floor 1.00%), Current Coupon 8.44%, Secured Debt (Maturity—April 30, 2021)(9)	19,372	19,115	19,243

Indivior Finance LLC(11)(13)	Specialty Pharmaceutical Company Treating Opioid Dependence
		LIBOR Plus 4.50% (Floor 1.00%), Current Coupon 5.50%, Secured Debt (Maturity—December 18, 2022)(9)	1,176	1,171	1,182

Industrial Services Acquisition, LLC(10)	Industrial Cleaning Services
		11.25% Current / 0.75% PIK Unsecured Debt (Maturity—December 17, 2022)(19)	4,553	4,478	4,553
		Member Units (Industrial Services Investments, LLC) (900,000 units)		900	810

				5,378	5,363

Inn of the Mountain Gods Resort and Casino(11)	Hotel & Casino Owner & Operator
		9.25% Secured Debt (Maturity—November 30, 2020)	6,249	5,994	5,687

iPayment, Inc.(11)	Provider of Merchant Acquisition
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.62%, Secured Debt (Maturity—April 11, 2023)(9)	11,970	11,861	12,090

iQor US Inc.(11)	Business Process Outsourcing Services Provider
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.69%, Secured Debt (Maturity—April 1, 2021)(9)	990	983	986

irth Solutions, LLC	Provider of Damage Prevention Information Technology Services
		Member Units (27,893 units)		1,441	1,920

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2017

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

Jacent Strategic Merchandising, LLC(10)	General Merchandise Distribution
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 8.01%, Secured Debt (Maturity—September 16, 2020)(9)	11,110	11,054	11,110

Jackmont Hospitality, Inc.(10)	Franchisee of Casual Dining Restaurants
		LIBOR Plus 6.75% (Floor 1.00%), Current Coupon 8.32%, Secured Debt (Maturity—May 26, 2021)(9)	4,390	4,379	4,390

Jacuzzi Brands LLC(11)	Manufacturer of Bath and Spa Products
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.69%, Secured Debt (Maturity—June 28, 2023)(9)	3,950	3,876	3,980

Joerns Healthcare, LLC(11)	Manufacturer and Distributor of Health Care Equipment & Supplies
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.48% Secured Debt (Maturity—May 9, 2020)(9)	13,387	13,299	12,472

Keypoint Government Solutions, Inc.(10)	Provider of Pre-Employment Screening Services
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.35%, Secured Debt (Maturity—April 18, 2024)(9)	12,031	11,921	12,031

Larchmont Resources, LLC(11)	Oil & Gas Exploration & Production
		LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.53%, PIK Secured Debt (Maturity—August 7, 2020)(9)(19)	2,418	2,418	2,394
		Member Units (Larchmont Intermediate Holdco, LLC) (2,828 units)		353	976

				2,771	3,370

LKCM Headwater Investments I, L.P.(12)(13)	Investment Partnership
		LP Interests (Fully diluted 2.3%)		2,500	4,234

Logix Acquisition Company, LLC(10)	Competitive Local Exchange Carrier
		LIBOR Plus 5.75% (Floor 1.00%), Current Coupon 7.28%, Secured Debt (Maturity—August 9, 2024)(9)	10,135	9,921	9,921

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2017

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

Looking Glass Investments, LLC(12)(13)	Specialty Consumer Finance
		Member Units (2.5 units)		125	57
		Member Units (LGI Predictive Analytics LLC) (190,712 units)(8)		108	92

				233	149

LSF9 Atlantis Holdings, LLC(11)	Provider of Wireless Telecommunications Carrier Services
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.57%, Secured Debt (Maturity—May 1, 2023)(9)	2,963	2,931	2,978

Lulu's Fashion Lounge, LLC(10)	Fast Fashion E-Commerce Retailer
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.57%, Secured Debt (Maturity—August 28, 2022)(9)	13,381	12,993	13,531

Messenger, LLC(10)	Supplier of Specialty Stationery and Related Products to the Funeral Industry
		LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.74%, Secured Debt (Maturity—September 9, 2020)(9)	17,331	17,249	17,331

Minute Key, Inc.	Operator of Automated Key Duplication Kiosks
		Warrants (1,437,409 equivalent shares; Expiration—May 20, 2025; Strike price—$0.01 per share)		280	1,170

NBG Acquisition Inc(11)	Wholesaler of Home Décor Products
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 7.19%, Secured Debt (Maturity—April 26, 2024)(9)	4,402	4,336	4,452

New Media Holdings II LLC(11)(13)	Local Newspaper Operator
		LIBOR Plus 6.25% (Floor 1.00%), Current Coupon 7.82%, Secured Debt (Maturity—July 14, 2022)(9)	17,715	17,342	17,864

NNE Partners, LLC(10)	Oil & Gas Exploration & Production
		LIBOR Plus 8.00%, Current Coupon 9.49%, Secured Debt (Maturity—March 2, 2022)	11,958	11,854	11,854

North American Lifting Holdings, Inc.(11)	Crane Service Provider
		LIBOR Plus 4.50% (Floor 1.00%), Current Coupon 6.19%, Secured Debt (Maturity—November 27, 2020)(9)	7,745	6,913	7,256

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2017

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

Novetta Solutions, LLC(11)	Provider of Advanced Analytics Solutions for Defense Agencies
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.70%, Secured Debt (Maturity—October 17, 2022)(9)	14,636	14,189	14,239

NTM Acquisition Corp.(11)	Provider of B2B Travel Information Content
		LIBOR Plus 6.25% (Floor 1.00%), Current Coupon 7.94%, Secured Debt (Maturity—June 7, 2022)(9)	6,186	6,126	6,155

Ospemifene Royalty Sub LLC (QuatRx)(10)	Estrogen-Deficiency Drug Manufacturer and Distributor
		11.5% Secured Debt (Maturity—November 15, 2026)(14)	5,071	5,071	1,198

P.F. Chang's China Bistro, Inc.(11)	Casual Restaurant Group
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.51%, Secured Debt (Maturity—September 1, 2022)(9)	4,988	4,846	4,715

Paris Presents Incorporated(11)	Branded Cosmetic and Bath Accessories
		LIBOR Plus 8.75% (Floor 1.00%), Current Coupon 10.32%, Secured Debt (Maturity—December 31, 2021)(9)	4,500	4,471	4,477

Parq Holdings Limited Partnership(11)(13)(21)	Hotel & Casino Operator
		LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 9.19%, Secured Debt (Maturity—December 17, 2020)(9)	7,481	7,399	7,528

Permian Holdco 2, Inc.(11)	Storage Tank Manufacturer
		14% PIK Unsecured Debt (Maturity—October 15, 2021)(19)	306	306	306
		Preferred Stock (Permian Holdco 1, Inc.) (154,558 units)		799	980
		Common Stock (Permian Holdco 1, Inc.) (154,558 units)		—	140

				1,105	1,426

Pernix Therapeutics Holdings, Inc.(10)	Pharmaceutical Royalty
		12% Secured Debt (Maturity—August 1, 2020)	3,129	3,129	1,971

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2017

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

Point.360(10)	Fully Integrated Provider of Digital Media Services
		Warrants (65,463 equivalent shares; Expiration—July 7, 2020; Strike price—$0.75 per share)		69	—
		Common Stock (163,658 shares)		273	11

				342	11

PPC/SHIFT LLC(10)	Provider of Digital Solutions to Automotive Industry
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.69%, Secured Debt (Maturity—December 22, 2021)(9)	6,869	6,748	6,869

Prowler Acquisition Corp.(11)	Specialty Distributor to the Energy Sector
		LIBOR Plus 4.50% (Floor 1.00%), Current Coupon 6.19%, Secured Debt (Maturity—January 28, 2020)(9)	12,830	11,332	12,253

PT Network, LLC(10)	Provider of Outpatient Physical Therapy and Sports Medicine Services
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.86%, Secured Debt (Maturity—November 30, 2021)(9)	8,553	8,553	8,553

QBS Parent, Inc.(11)	Provider of Software and Services to the Oil & Gas Industry
		LIBOR Plus 4.75% (Floor 1.00%), Current Coupon 6.13%, Secured Debt (Maturity—August 7, 2021)(9)	14,272	14,114	14,165

Research Now Group, Inc. and Survey Sampling International, LLC(11)	Provider of Outsourced Online Surveying
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 7.13%, Secured Debt (Maturity—December 20, 2024)(9)	13,500	12,826	12,826

Resolute Industrial, LLC(10)	HVAC Equipment Rental and Remanufacturing
		LIBOR Plus 7.62% (Floor 1.00%), Current Coupon 8.95%, Secured Debt (Maturity—July 26, 2022)(9)(25)	17,088	16,770	16,770
		Member Units (601 units)		750	750

				17,520	17,520

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2017

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

RGL Reservoir Operations Inc.(11)(13)(21)	Oil & Gas Equipment and Services
		1% Current / 9% PIK Secured Debt (Maturity—December 21, 2024)(19)	721	407	407

RM Bidder, LLC(10)	Scripted and Unscripted TV and Digital Programming Provider
		Warrants (327,532 equivalent units; Expiration—October 20, 2025; Strike price—$14.28 per unit)		425	—
		Member Units (2,779 units)		46	20

				471	20

SAFETY Investment Holdings, LLC	Provider of Intelligent Driver Record Monitoring Software and Services
		Member Units (2,000,000 units)		2,000	1,670

Salient Partners L.P.(11)	Provider of Asset Management Services
		LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 9.85%, Secured Debt (Maturity—June 9, 2021)(9)	10,081	9,870	9,778

SiTV, LLC(11)	Cable Networks Operator
		10.375% Secured Debt (Maturity—July 1, 2019)	10,429	7,006	7,040

SMART Modular Technologies, Inc.(10)(13)	Provider of Specialty Memory Solutions
		LIBOR Plus 6.25% (Floor 1.00%), Current Coupon 7.66%, Secured Debt (Maturity—August 9, 2022)(9)	14,625	14,351	14,552

Sorenson Communications, Inc.(11)	Manufacturer of Communication Products for Hearing Impaired
		LIBOR Plus 5.75% (Floor 2.25%), Current Coupon 8.00%, Secured Debt (Maturity—April 30, 2020)(9)	13,234	13,170	13,341

Staples Canada ULC(10)(13)(21)	Office Supplies Retailer
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.43%, Secured Debt (Maturity—September 12, 2023)(9)(22)	20,000	19,617	18,891

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2017

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

Strike, LLC(11)	Pipeline Construction and Maintenance Services
		LIBOR Plus 8.00% (Floor 1.00%), Current Coupon 9.50%, Secured Debt (Maturity—November 30, 2022)(9)	9,500	9,250	9,643
		LIBOR Plus 8.00% (Floor 1.00%), Current Coupon 9.45%, Secured Debt (Maturity—May 30, 2019)(9)	2,500	2,479	2,513

				11,729	12,156

Subsea Global Solutions, LLC(10)	Underwater Maintenance and Repair Services
		LIBOR Plus 6.00% (Floor 1.50%), Current Coupon 7.50%, Secured Debt (Maturity—March 17, 2020)(9)	7,687	7,637	7,687

Synagro Infrastructure Company, Inc(11)	Waste Management Services
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 7.19%, Secured Debt (Maturity—August 22, 2020)(9)	9,161	8,933	8,608

Tectonic Holdings, LLC	Financial Services Organization
		Member Units (200,000 units)(8)		2,000	2,320

TE Holdings, LLC(11)	Oil & Gas Exploration & Production
		Member Units (97,048 units)		970	158

TeleGuam Holdings, LLC(11)	Cable and Telecom Services Provider
		LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 10.07%, Secured Debt (Maturity—April 12, 2024)(9)	7,750	7,602	7,808

TGP Holdings III LLC(11)	Outdoor Cooking & Accessories
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.69%, Secured Debt (Maturity—September 25, 2024)(9)	6,898	6,820	6,969
		LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 10.19%, Secured Debt (Maturity—September 25, 2025)(9)	5,000	4,927	5,075

				11,747	12,044

The Container Store, Inc.(11)	Operator of Stores Offering Storage and Organizational Products
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.69%, Secured Debt (Maturity—August 15, 2021)(9)	9,938	9,660	9,652

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2017

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

TMC Merger Sub Corp.(11)	Refractory & Maintenance Services Provider
		LIBOR Plus 6.25% (Floor 1.00%), Current Coupon 7.88%, Secured Debt (Maturity—October 31, 2022)(9)(26)	17,653	17,516	17,741

TOMS Shoes, LLC(11)	Global Designer, Distributor, and Retailer of Casual Footwear
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.98%, Secured Debt (Maturity—October 30, 2020)(9)	4,875	4,610	2,901

Turning Point Brands, Inc.(10)(13)	Marketer/Distributor of Tobacco Products
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.61%, Secured Debt (Maturity—May 17, 2022)(9)(25)	8,436	8,364	8,605

TVG-I-E CMN ACQUISITION, LLC(10)	Organic Lead Generation for Online Postsecondary Schools
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.56%, Secured Debt (Maturity—November 3, 2021)(9)	8,170	8,031	8,170

Tweddle Group, Inc.(11)	Provider of Technical Information Services to Automotive OEMs
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.38%, Secured Debt (Maturity—October 21, 2022)(9)	6,114	6,011	6,023

U.S. TelePacific Corp.(11)	Provider of Communications and Managed Services
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.69%, Secured Debt (Maturity—May 2, 2023)(9)	20,703	20,507	19,862

US Joiner Holding Company(11)	Marine Interior Design and Installation
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.70%, Secured Debt (Maturity—April 16, 2020)(9)	13,465	13,366	13,398

VIP Cinema Holdings, Inc.(11)	Supplier of Luxury Seating to the Cinema Industry
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.70%, Secured Debt (Maturity—March 1, 2023)(9)	7,700	7,666	7,777

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2017

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

Vistar Media, Inc.(10)	Operator of Digital Out-of-Home Advertising Platform
		LIBOR Plus 10.00% (Floor 1.00%), Current Coupon 11.69%, Secured Debt (Maturity—February 16, 2022)(9)	3,319	3,048	3,102
		Warrants (70,207 equivalent shares; Expiration—February 17, 2027; Strike price—$0.01 per share)		331	499

				3,379	3,601

Wellnext, LLC(10)	Manufacturer of Supplements and Vitamins
		LIBOR Plus 10.10% (Floor 1.00%), Current Coupon 11.67%, Secured Debt (Maturity—July 21, 2022)(9)(23)	9,930	9,857	9,930

Wireless Vision Holdings, LLC(10)	Provider of Wireless Telecommunications Carrier Services
		LIBOR Plus 8.91% (Floor 1.00%), Current Coupon 10.27%, Secured Debt (Maturity—September 29, 2022)(9)(24)	12,932	12,654	12,654

Wirepath LLC(11)	E-Commerce Provider into Connected Home Market
		LIBOR Plus 5.25% (Floor 1.00%), Current Coupon 6.87%, Secured Debt (Maturity—August 5, 2024)(9)	4,988	4,964	5,055

Zilliant Incorporated	Price Optimization and Margin Management Solutions
		Preferred Stock (186,777 shares)		154	260
		Warrants (952,500 equivalent shares; Expiration—June 15, 2022; Strike price—$0.001 per share)		1,071	1,189

				1,225	1,449

Subtotal Non-Control/Non-Affiliate Investments (49.8% of total investments at fair value)				$1,107,447	$1,081,745

Total Portfolio Investments, December 31, 2017				$2,004,798	$2,171,305

(1)
All investments are Lower Middle Market portfolio investments, unless otherwise noted. See Note B for a description of Lower Middle Market portfolio investments. All of the Company's investments, unless otherwise noted, are encumbered either as security for the Company's Credit Agreement or in support of the SBA-guaranteed debentures issued by the Funds.

(2)
Debt investments are income producing, unless otherwise noted. Equity and warrants are non-income producing, unless otherwise noted.

(3)
See Note C for a summary of geographic location of portfolio companies.

(4)
Principal is net of repayments. Cost is net of repayments and accumulated unearned income.

(5)
Control investments are defined by the Investment Company Act of 1940, as amended ("1940 Act") as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(6)
Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as Control investments.

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2017

(dollars in thousands)

(7)
Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control investments nor Affiliate investments.

(8)
Income producing through dividends or distributions.

(9)
Index based floating interest rate is subject to contractual minimum interest rate. A majority of the variable rate loans in the Company's investment portfolio bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which typically resets semi-annually, quarterly, or monthly at the borrower's option. The borrower may also elect to have multiple interest reset periods for each loan. For each such loan, the Company has provided the weighted average annual stated interest rate in effect at December 31, 2017. As noted in this schedule, 67% of the loans (based on the par amount) contain LIBOR floors which range between 0.50% and 2.25%, with a weighted-average LIBOR floor of approximately 1.02%.

(10)
Private Loan portfolio investment. See Note B for a description of Private Loan portfolio investments.

(11)
Middle Market portfolio investment. See Note B for a description of Middle Market portfolio investments.

(12)
Other Portfolio investment. See Note B for a description of Other Portfolio investments.

(13)
Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets.

(14)
Non-accrual and non-income producing investment.

(15)
Portfolio company is in a bankruptcy process and, as such, the maturity date of our debt investments in this portfolio company will not be finally determined until such process is complete. As noted in footnote (14), our debt investments in this portfolio company are on non-accrual status.

(16)
External Investment Manager. Investment is not encumbered as security for the Company's Credit Agreement or in support of the SBA-guaranteed debentures issued by the Funds.

(17)
Maturity date is under on-going negotiations with the portfolio company and other lenders, if applicable.

(18)
Investment fair value was determined using significant unobservable inputs, unless otherwise noted. See Note C for further discussion.

(19)
PIK interest income and cumulative dividend income represent income not paid currently in cash.

(20)
All portfolio company headquarters are based in the United States, unless otherwise noted.

(21)
Portfolio company headquarters are located outside of the United States.

(22)
In connection with the Company's debt investment in Staples Canada ULC to help mitigate any potential adverse change in foreign exchange rates during the term of the Company's investment, the Company entered into a forward foreign currency contract with Cadence Bank to lend $24.2 million Canadian Dollars and receive $20.0 million U.S. Dollars with a settlement date of September 12, 2018. The unrealized appreciation on the forward foreign currency contract is $0.7 million as of December 31, 2017. This unrealized appreciation is offset by the foreign currency translation depreciation on the investment.

(23)
The Company has entered into an intercreditor agreement that entitles the Company to the "last out" tranche of the first lien secured loans, whereby the "first out" tranche will receive priority as to the "last out" tranche with respect to payments of principal, interest, and any other amounts due thereunder. Therefore, the Company receives a higher interest rate than the contractual stated interest rate of LIBOR plus 7.50% (Floor 1.00%) per the Credit Agreement and the Consolidated Schedule of Investments above reflects such higher rate.

(24)
The Company has entered into an intercreditor agreement that entitles the Company to the "last out" tranche of the first lien secured loans, whereby the "first out" tranche will receive priority as to the "last out" tranche with respect to payments of principal, interest, and any other amounts due thereunder. Therefore, the Company receives a higher interest rate than the contractual stated interest rate of LIBOR plus 8.50% (Floor 1.00%) per the Credit Agreement and the Consolidated Schedule of Investments above reflects such higher rate.

(25)
As part of the credit agreement with the portfolio company, the Company is entitled to the "last out" tranche of the first lien secured loans, whereby the "first out" tranche receives priority over the "last out" tranche with respect to payments of principal, interest, and any other amounts due thereunder. The rate the Company receives per the Credit Agreement is the same as the rate reflected in the Consolidated Schedule of Investments above.

(26)
The Company has entered into an intercreditor agreement that entitles the Company to the "first out" tranche of the first lien secured loans, whereby the "first out" tranche will receive priority as to the "last out" tranche with respect to payments of principal, interest, and any other amounts due thereunder. Therefore, the Company receives a lower interest rate than the contractual stated interest rate of LIBOR plus 6.64% (Floor 1.00%) per the Credit Agreement and the Consolidated Schedule of Investments above reflects such lower rate.

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments

December 31, 2016

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

Control Investments(5)

Access Media Holdings, LLC(10)	Private Cable Operator
		5% Current / 5% PIK Secured Debt (Maturity—July 22, 2020)(19)	$22,664	$22,664	$19,700
		Preferred Member Units (6,581,250 units)		6,475	240
		Member Units (45 units)		1	—

				29,140	19,940

Ameritech College Operations, LLC	For-Profit Nursing and Healthcare College
		10% Secured Debt (Maturity—November 30, 2019)	514	514	514
		13% Secured Debt (Maturity—November 30, 2019)	489	489	489
		13% Secured Debt (Maturity—January 31, 2020)	3,025	3,025	3,025
		Preferred Member Units (294 units)		2,291	2,291

				6,319	6,319

ASC Interests, LLC	Recreational and Educational Shooting Facility
		11% Secured Debt (Maturity—July 31, 2018)	2,100	2,084	2,100
		Member Units (1,500 units)(8)		1,500	2,680

				3,584	4,780

Bond-Coat, Inc.	Casing and Tubing Coating Services
		12% Secured Debt (Maturity—December 28, 2017)	11,596	11,556	11,596
		Common Stock (57,508 shares)		6,350	6,660

				17,906	18,256

Café Brazil, LLC	Casual Restaurant Group
		Member Units (1,233 units)(8)		1,742	6,040

CBT Nuggets, LLC	Produces and Sells IT Training Certification Videos
		Member Units (416 units)(8)		1,300	55,480

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2016

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

Clad-Rex Steel, LLC	Specialty Manufacturer of Vinyl-Clad Metal
		LIBOR Plus 9.50% (Floor 1.00%), Current Coupon 10.50%, Secured Debt (Maturity—December 20, 2018)(9)	400	396	396
		LIBOR Plus 9.50% (Floor 1.00%), Current Coupon 10.50%, Secured Debt (Maturity—December 20, 2021)(9)	14,080	13,941	13,941
		Member Units (717 units)		7,280	7,280
		10% Secured Debt (Clad-Rex Steel RE Investor, LLC) (Maturity—December 20, 2036)	1,202	1,190	1,190
		Member Units (Clad-Rex Steel RE Investor, LLC) (800 units)		210	210

				23,017	23,017

CMS Minerals Investments	Oil & Gas Exploration & Production
		Preferred Member Units (CMS Minerals LLC) (458 units)(8)		2,104	3,682
		Member Units (CMS Minerals II, LLC) (100 units)(8)		3,829	3,381

				5,933	7,063

Datacom, LLC	Technology and Telecommunications Provider
		8% Secured Debt (Maturity—May 30, 2017)	900	900	900
		5.25% Current / 5.25% PIK Secured Debt (Maturity—May 30, 2019)(19)	11,713	11,651	11,049
		Class A Preferred Member Units		1,181	1,368
		Class B Preferred Member Units (6,453 units)		6,030	1,529

				19,762	14,846

Gamber-Johnson Holdings, LLC	Manufacturer of Ruggedized Computer Mounting Systems
		LIBOR Plus 11.00% (Floor 1.00%), Current Coupon 12.00%, Secured Debt (Maturity—June 24, 2021)(9)	24,080	23,846	23,846
		Member Units (8,619 units)		14,844	18,920

				38,690	42,766

Garreco, LLC	Manufacturer and Supplier of Dental Products
		14% Secured Debt (Maturity—January 12, 2018)	5,250	5,219	5,219
		Member Units (1,200 units)		1,200	1,150

				6,419	6,369

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2016

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

GRT Rubber Technologies LLC	Manufacturer of Engineered Rubber Products
		LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.00%, Secured Debt (Maturity—December 19, 2019)(9)	13,274	13,188	13,274
		Member Units (5,879 units)(8)		13,065	20,310

				26,253	33,584

Gulf Manufacturing, LLC	Manufacturer of Specialty Fabricated Industrial Piping Products
		9% PIK Secured Debt (Ashland Capital IX, LLC) (Maturity—June 30, 2017)(19)	777	777	777
		Member Units (438 units)(8)		2,980	8,770

				3,757	9,547

Gulf Publishing Holdings, LLC	Energy Industry Focused Media and Publishing
		12.5% Secured Debt (Maturity—April 29, 2021)	10,000	9,911	9,911
		Member Units (3,124 units)		3,124	3,124

				13,035	13,035

Harrison Hydra-Gen, Ltd.	Manufacturer of Hydraulic Generators
		Common Stock (107,456 shares)(8)		718	3,120

Hawthorne Customs and Dispatch Services, LLC	Facilitator of Import Logistics, Brokerage, and Warehousing
		Member Units (500 units)		589	280
		Member Units (Wallisville Real Estate, LLC) (588,210 units)(8)		1,215	2,040

				1,804	2,320

HW Temps LLC	Temporary Staffing Solutions
		LIBOR Plus 13.00% (Floor 1.00%), Current Coupon 14.00%, Secured Debt (Maturity July 2, 2020)(9)	10,576	10,500	10,500
		Preferred Member Units (3,200 units)(8)		3,942	3,940

				14,442	14,440

Hydratec, Inc.	Designer and Installer of Micro-Irrigation Systems
		Common Stock (7,095 shares)(8)		7,095	15,640

IDX Broker, LLC	Provider of Marketing and CRM Tools for the Real Estate Industry
		12.5% Secured Debt (Maturity—November 15, 2018)	10,950	10,904	10,950
		Member Units (5,400 units)(8)		5,606	7,040

				16,510	17,990

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2016

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

Indianapolis Aviation Partners, LLC	Fixed Base Operator
		15% Secured Debt (Maturity—January 15, 2017)	3,100	3,100	3,100
		Warrants (1,046 equivalent units; Expiration—September 15, 2019; Strike price—$0.01 per unit)		1,129	2,649

				4,229	5,749

Jensen Jewelers of Idaho, LLC	Retail Jewelry Store
		Prime Plus 6.75% (Floor 2.00%), Current Coupon 10.25%, Secured Debt (Maturity—November 14, 2019)(9)	4,055	3,996	4,055
		Member Units (627 units)(8)		811	4,460

				4,807	8,515

Lamb Ventures, LLC	Aftermarket Automotive Services Chain
		11% Secured Debt (Maturity—May 31, 2018)	7,657	7,657	7,657
		Preferred Equity (non-voting)		400	400
		Member Units (742 units)(8)		5,273	5,990
		9.5% Secured Debt (Lamb's Real Estate Investment I, LLC) (Maturity—December 31, 2041)	1,170	1,170	1,170
		Member Units (Lamb's Real Estate Investment I, LLC) (1,000 units)(8)		625	1,340

				15,125	16,557

Lighting Unlimited, LLC	Commercial and Residential Lighting Products and Design Services
		8% Secured Debt (Maturity—August 22, 2017)	1,514	1,514	1,514
		Preferred Equity (non-voting)		434	410
		Warrants (71 equivalent units; Expiration—June 14, 2021; Strike price—$0.01 per unit)		54	—
		Member Units (700 units)		100	—

				2,102	1,924

Marine Shelters Holdings, LLC	Fabricator of Marine and Industrial Shelters
		12% PIK Secured Debt (Maturity—December 28, 2017)(14)	9,967	9,914	9,387
		Preferred Member Units (3,810 units)		5,352	—

				15,266	9,387

MH Corbin Holding LLC	Manufacturer and Distributor of Traffic Safety Products
		10% Secured Debt (Maturity—August 31, 2020)	13,300	13,197	13,197
		Preferred Member Units (4,000 shares)		6,000	6,000

				19,197	19,197

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2016

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

Mid-Columbia Lumber Products, LLC	Manufacturer of Finger-Jointed Lumber Products
		10% Secured Debt (Maturity—December 18, 2017)	1,750	1,750	1,750
		12% Secured Debt (Maturity—December 18, 2017)	3,900	3,900	3,900
		Member Units (3,554 units)		1,810	2,480
		9.5% Secured Debt (Mid—Columbia Real Estate, LLC) (Maturity—May 13, 2025)	836	836	836
		Member Units (Mid—Columbia Real Estate, LLC) (250 units)(8)		250	600

				8,546	9,566

MSC Adviser I, LLC(16)	Third Party Investment Advisory Services
		Member Units (Fully diluted 100.0%)(8)		—	30,617

Mystic Logistics Holdings, LLC	Logistics and Distribution Services Provider for Large Volume Mailers
		12% Secured Debt (Maturity—August 15, 2019)	9,176	9,053	9,176
		Common Stock (5,873 shares)		2,720	5,780

				11,773	14,956

NAPCO Precast, LLC	Precast Concrete Manufacturing
		Prime Plus 2.00% (Floor 7.00%), Current Coupon 9.00%, Secured Debt (Maturity—February 1, 2019)(9)	2,713	2,693	2,713
		18% Secured Debt (Maturity—February 1, 2019)	3,952	3,922	3,952
		Member Units (2,955 units)(8)		2,975	10,920

				9,590	17,585

NRI Clinical Research, LLC	Clinical Research Service Provider
		LIBOR Plus 6.50% (Floor 1.50%), Current Coupon 8.00%, Secured Debt (Maturity—September 8, 2017)(9)	200	200	200
		14% Secured Debt (Maturity—September 8, 2017)	4,261	4,228	4,261
		Warrants (251,723 equivalent units; Expiration—September 8, 2021; Strike price—$0.01 per unit)		252	680
		Member Units (1,454,167 units)		765	2,462

				5,445	7,603

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2016

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

NRP Jones, LLC	Manufacturer of Hoses, Fittings and Assemblies
		6% Current / 6% PIK Secured Debt (Maturity—December 22, 2016)(17)(19)	13,915	13,915	13,915
		Warrants (14,331 equivalent units; Expiration—December 22, 2022; Strike price—$0.01 per unit)		817	130
		Member Units (50,877 units)		2,900	410

				17,632	14,455

OMi Holdings, Inc.	Manufacturer of Overhead Cranes
		Common Stock (1,500 shares)(8)		1,080	13,080

Pegasus Research Group, LLC	Provider of Telemarketing and Data Services
		Member Units (460 units)(8)		1,290	8,620

PPL RVs, Inc.	Recreational Vehicle Dealer
		LIBOR Plus 7.00% (Floor 0.50%), Current Coupon 7.93%, Secured Debt (Maturity—November 15, 2021)(9)	18,000	17,826	17,826
		Common Stock (1,962 shares)(8)		2,150	11,780

				19,976	29,606

Principle Environmental, LLC	Noise Abatement Service Provider
		12% Secured Debt (Maturity—April 30, 2017)	4,060	4,060	4,060
		12% Current / 2% PIK Secured Debt (Maturity—April 30, 2017)(19)	3,378	3,378	3,378
		Preferred Member Units (19,631 units)		4,663	5,370
		Warrants (1,036 equivalent units; Expiration—January 31, 2021; Strike price—$0.01 per unit)		1,200	270

				13,301	13,078

Quality Lease Service, LLC	Provider of Rigsite Accommodation Unit Rentals and Related Services
		8% PIK Secured Debt (Maturity—June 8, 2020)(19)	7,068	7,068	7,068
		Member Units (1,000 units)		1,118	3,188

				8,186	10,256

River Aggregates, LLC	Processor of Construction Aggregates
		Zero Coupon Secured Debt (Maturity—June 30, 2018)	750	627	627
		Member Units (1,150 units)(8)		1,150	4,600
		Member Units (RA Properties, LLC) (1,500 units)		369	2,510

				2,146	7,737

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2016

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

SoftTouch Medical Holdings LLC	Provider of In-Home Pediatric Durable Medical Equipment
		LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.00%, Secured Debt (Maturity—October 31, 2019)(9)	7,140	7,096	7,140
		Member Units (4,450 units)(8)		4,930	9,170

				12,026	16,310

The MPI Group, LLC	Manufacturer of Custom Hollow Metal Doors, Frames and Accessories
		9% Secured Debt (Maturity—October 2, 2018)	2,924	2,922	2,922
		Series A Preferred Units (2,500 units)		2,500	—
		Warrants (1,424 equivalent units; Expiration—July 1, 2024; Strike price—$0.01 per unit)		1,096	—
		Member Units (MPI Real Estate Holdings, LLC) (100 units)(8)		2,300	2,300

				8,818	5,222

Uvalco Supply, LLC	Farm and Ranch Supply Store
		9% Secured Debt (Maturity—January 1, 2019)	872	872	872
		Member Units (2,011 units)(8)		3,843	4,640

				4,715	5,512

Vision Interests, Inc.	Manufacturer / Installer of Commercial Signage
		13% Secured Debt (Maturity—December 23, 2018)	2,814	2,814	2,814
		Series A Preferred Stock (3,000,000 shares)		3,000	3,000
		Common Stock (1,126,242 shares)		3,706	—

				9,520	5,814

Ziegler's NYPD, LLC	Casual Restaurant Group
		6.5% Secured Debt (Maturity—October 1, 2019)	1,000	994	994
		12% Secured Debt (Maturity—October 1, 2019)	300	300	300
		14% Secured Debt (Maturity—October 1, 2019)	2,750	2,750	2,750
		Warrants (587 equivalent units; Expiration—September 29, 2018; Strike price—$0.01 per unit)		600	240
		Preferred Member Units (10,072 units)		2,834	4,100

				7,478	8,384

Subtotal Control Investments (29.8% of total investments at fair value)				$439,674	$594,282

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2016

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

Affiliate Investments(6)

AFG Capital Group, LLC	Provider of Rent-to-Own Financing Solutions and Services
		Warrants (42 equivalent units; Expiration—November 7, 2024; Strike price—$0.01 per unit)		$259	$670
		Member Units (186 units)(8)		1,200	2,750

				1,459	3,420

Barfly Ventures, LLC(10)	Casual Restaurant Group
		12% Secured Debt (Maturity—August 31, 2020)	5,958	5,860	5,827
		Options (2 equivalent units)		397	490
		Warrant (1 equivalent unit; Expiration—August 31, 2025; Strike price—$1.00 per unit)		473	280

				6,730	6,597

BBB Tank Services, LLC	Maintenance, Repair and Construction Services to the Above-Ground Storage Tank Market
		LIBOR Plus 9.50% (Floor 1.00%), Current Coupon 10.50%, Secured Debt (Maturity—April 8, 2021)(9)	800	797	797
		15% Current Secured Debt (Maturity—April 8, 2021)	4,027	3,991	3,991
		Member Units (800,000 units)		800	800

				5,588	5,588

Boss Industries, LLC	Manufacturer and Distributor of Air, Power and Other Industrial Equipment
		Preferred Member Units (2,242 units)(8)		2,426	2,800

Bridge Capital Solutions Corporation	Financial Services and Cash Flow Solutions Provider
		13% Secured Debt (Maturity—July 25, 2021)	7,500	5,610	5,610
		Warrants (63 equivalent shares; Expiration—April 18, 2022; Strike price—$0.01 per share)		2,132	3,370
		13% Secured Debt (Mercury Service Group, LLC) (Maturity—July 25, 2021)	1,000	991	1,000
		Preferred Member Units (Mercury Service Group, LLC) (17,742 units)(8)		1,000	1,000

				9,733	10,980

Buca C, LLC	Casual Restaurant Group
		LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.25%, Secured Debt (Maturity—June 30, 2020)(9)	22,671	22,504	22,671
		Preferred Member Units (6 units; 6% cumulative)(8)(19)		3,937	4,660

				26,441	27,331

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2016

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

CAI Software LLC	Provider of Specialized Enterprise Resource Planning Software
		12% Secured Debt (Maturity—October 10, 2019)	3,683	3,660	3,683
		Member Units (65,356 units)(8)		654	2,480

				4,314	6,163

CapFusion, LLC(13)	Non-Bank Lender to Small Businesses
		13% Secured Debt (Maturity—March 25, 2021)	14,400	13,202	13,202
		Warrants (1,600 equivalent units; Expiration—March 24, 2026; Strike price—$0.01 per unit)		1,200	1,200

				14,402	14,402

Chandler Signs Holdings, LLC(10)	Sign Manufacturer
		12% Secured Debt (Maturity—July 4, 2021)	4,500	4,461	4,500
		Class A Units (1,500,000 units)(8)		1,500	3,240

				5,961	7,740

Condit Exhibits, LLC	Tradeshow Exhibits / Custom Displays Provider
		Member Units (3,936 units)(8)		100	1,840

Congruent Credit Opportunities Funds(12)(13)	Investment Partnership
		LP Interests (Congruent Credit Opportunities Fund II, LP) (Fully diluted 19.8%)(8)		5,730	1,518
		LP Interests (Congruent Credit Opportunities Fund III, LP) (Fully diluted 17.4%)(8)		15,754	16,181

				21,484	17,699

Daseke, Inc.	Specialty Transportation Provider
		12% Current / 2.5% PIK Secured Debt (Maturity—July 31, 2018)(19)	21,799	21,632	21,799
		Common Stock (19,467 shares)		5,213	24,063

				26,845	45,862

Dos Rios Partners(12)(13)	Investment Partnership
		LP Interests (Dos Rios Partners, LP) (Fully diluted 20.2%)		5,996	4,925
		LP Interests (Dos Rios Partners—A, LP) (Fully diluted 6.4%)		1,904	1,444

				7,900	6,369

Dos Rios Stone Products LLC(10)	Limestone and Sandstone Dimension Cut Stone Mining Quarries
		Class A Units (2,000,000 units)(8)		2,000	2,070

East Teak Fine Hardwoods, Inc.	Distributor of Hardwood Products
		Common Stock (6,250 shares)(8)		480	860

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2016

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

East West Copolymer & Rubber, LLC	Manufacturer of Synthetic Rubbers
		12% Current / 2% PIK Secured Debt (Maturity—October 17, 2019)(19)	9,699	9,591	8,630
		Warrants (2,510,790 equivalent units; Expiration—October 15, 2024; Strike price—$0.01 per unit)		50	—

				9,641	8,630

EIG Fund Investments(12)(13)	Investment Partnership
		LP Interests (EIG Global Private Debt fund-A, L.P.) (Fully diluted 11.1%)(8)		2,804	2,804

EIG Traverse Co-Investment, L.P.(12)(13)	Investment Partnership
		LP Interests (Fully diluted 22.2%)(8)		9,805	9,905

Freeport Financial Funds(12)(13)	Investment Partnership
		LP Interests (Freeport Financial SBIC Fund LP) (Fully diluted 9.3%)(8)		5,974	5,620
		LP Interests (Freeport First Lien Loan Fund III LP) (Fully diluted 6.0%)(8)		4,763	4,763

				10,737	10,383

Gault Financial, LLC (RMB Capital, LLC)	Purchases and Manages Collection of Healthcare and other Business Receivables
		10% Current Secured Debt (Maturity—January 1, 2019)	13,046	13,046	11,079
		Warrants (29,025 equivalent units; Expiration—February 9, 2022; Strike price—$0.01 per unit)		400	—

				13,446	11,079

Glowpoint, Inc.	Provider of Cloud Managed Video Collaboration Services
		12% Secured Debt (Maturity—October 18, 2018)	9,000	8,949	3,997
		Common Stock (7,711,517 shares)(24)		3,958	2,080

				12,907	6,077

Guerdon Modular Holdings, Inc.	Multi-Family and Commercial Modular Construction Company
		9% Current / 4% PIK Secured Debt (Maturity—August 13, 2019)(19)	10,708	10,594	10,594
		Preferred Stock (404,998 shares)		1,140	1,140
		Common Stock (212,033 shares)		2,983	80

				14,717	11,814

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2016

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

Hawk Ridge Systems, LLC(13)	Value-Added Reseller of Engineering Design and Manufacturing Solutions
		10% Secured Debt (Maturity—December 2, 2021)	10,000	9,901	9,901
		Preferred Member Units (226 units)(8)		2,850	2,850
		Preferred Member Units (HRS Services, ULC) (226 units)		150	150

				12,901	12,901

Houston Plating and Coatings, LLC	Provider of Plating and Industrial Coating Services
		Member Units (265,756 units)		1,429	4,000

I-45 SLF LLC(12)(13)	Investment Partnership
		Member units (Fully diluted 20.0%; 24.4% profits interest)(8)		14,200	14,586

Indianhead Pipeline Services, LLC	Provider of Pipeline Support Services
		12% Secured Debt (Maturity—February 6, 2017)	5,100	5,079	5,079
		Preferred Member Units (33,819 units; 8% cumulative)(8)(19)		2,339	2,677
		Warrants (31,928 equivalent units; Expiration—August 6, 2022; Strike price—$0.001 per unit)		459	—
		Member Units (14,732 units)		1	—

				7,878	7,756

KBK Industries, LLC	Manufacturer of Specialty Oilfield and Industrial Products
		10% Secured Debt (Maturity—September 28, 2017)	1,250	1,250	1,250
		12.5% Secured Debt (Maturity—September 28, 2017)	5,900	5,889	5,889
		Member Units (250 units)		341	2,780

				7,480	9,919

L.F. Manufacturing Holdings, LLC(10)	Manufacturer of Fiberglass Products
		Member Units (2,179,001 units)		2,019	1,380

OnAsset Intelligence, Inc.	Provider of Transportation Monitoring / Tracking Products and Services
		12% PIK Secured Debt (Maturity—December 31, 2015)(17)(19)	4,519	4,519	4,519
		Preferred Stock (912 shares)		1,981	—
		Warrants (5,333 equivalent shares; Expiration—April 18, 2021; Strike price—$0.01 per share)		1,919	—

				8,419	4,519

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2016

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

OPI International Ltd.(13)	Provider of Man Camp and Industrial Storage Services
		10% Unsecured Debt (Maturity—April 8, 2018)	473	473	473
		Common Stock (20,766,317 shares)		1,371	1,600

				1,844	2,073

PCI Holding Company, Inc.	Manufacturer of Industrial Gas Generating Systems
		12% Secured Debt (Maturity—March 31, 2019)	13,000	12,898	13,000
		Preferred Stock (1,500,000 shares; 20% cumulative)(8)(19)		3,379	5,370

				16,277	18,370

Rocaceia, LLC (Quality Lease and Rental Holdings, LLC)	Provider of Rigsite Accommodation Unit Rentals and Related Services
		12% Secured Debt (Maturity—January 8, 2018)(14)(15)	30,785	30,281	250
		Preferred Member Units (250 units)		2,500	—

				32,781	250

Tin Roof Acquisition Company	Casual Restaurant Group
		12% Secured Debt (Maturity—November 13, 2018)	13,511	13,385	13,385
		Class C Preferred Stock (Fully diluted 10.0%; 10% cumulative)(8)(19)		2,738	2,738

				16,123	16,123

UniTek Global Services, Inc.(11)	Provider of Outsourced Infrastructure Services
		LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity—January 13, 2019)(9)	5,021	5,010	5,021
		LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 9.50%, Secured Debt (Maturity—January 13, 2019)(9)	824	824	824
		15% PIK Unsecured Debt (Maturity—July 13, 2019)(19)	745	745	745
		Preferred Stock (4,935,377 shares; 13.5% cumulative)(8)(19)		5,814	6,410
		Common Stock (705,054 shares)		—	3,010

				12,393	16,010

Universal Wellhead Services Holdings, LLC(10)	Provider of Wellhead Equipment, Designs, and Personnel to the Oil & Gas Industry
		Preferred Member Units (UWS Investments, LLC) (716,949 units)		717	720
		Member Units (UWS Investments, LLC) (4,000,000 units)		4,000	610

				4,717	1,330

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2016

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

Valley Healthcare Group, LLC	Provider of Durable Medical Equipment
		LIBOR Plus 12.50% (Floor 0.50%), Current Coupon 13.12%, Secured Debt (Maturity—December 29, 2020)(9)	12,956	12,844	12,844
		Preferred Member Units (Valley Healthcare Holding, LLC) (1,600 units)		1,600	1,600

				14,444	14,444

Volusion, LLC	Provider of Online Software-as-a-Service eCommerce Solutions
		11.5% Secured Debt (Maturity—January 26, 2020)	17,500	15,298	15,298
		Preferred Member Units (4,876,670 units)		14,000	14,000
		Warrants (1,831,355 equivalent units; Expiration—January 26, 2025; Strike price—$0.01 per unit)		2,576	2,576

				31,874	31,874

Subtotal Affiliate Investments (18.8% of total investments at fair value)				$394,699	$375,948

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2016

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

Non-Control/Non-Affiliate Investments(7)

Adams Publishing Group, LLC(10)	Local Newspaper Operator
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.00%, Secured Debt (Maturity—November 3, 2020)(9)	$7,662	$7,544	$7,662

Ahead, LLC(10)	IT Infrastructure Value Added Reseller
		LIBOR Plus 6.50%, Current Coupon 7.50%, Secured Debt (Maturity—November 2, 2020)	14,250	13,906	14,303

Allflex Holdings III Inc.(11)	Manufacturer of Livestock Identification Products
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.00%, Secured Debt (Maturity—July 19, 2021)(9)	14,795	14,706	14,809

American Scaffold Holdings, Inc.(10)	Marine Scaffolding Service Provider
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—March 31, 2022)(9)	7,359	7,258	7,323

American Seafoods Group, LLC(11)	Catcher and Processor of Alaskan Pollock
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—August 19, 2021)(9)	9,634	9,624	9,634

American Teleconferencing Services, Ltd.(11)	Provider of Audio Conferencing and Video Collaboration Solutions
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—December 8, 2021)(9)	11,163	10,345	10,933
		LIBOR Plus 9.50% (Floor 1.00%), Current Coupon 10.50%, Secured Debt (Maturity—June 6, 2022)(9)	3,714	3,569	3,569

				13,914	14,502

Anchor Hocking, LLC(11)	Household Products Manufacturer
		LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.00%, Secured Debt (Maturity—June 4, 2018)(9)	2,277	2,277	2,231
		Member Units (440,620 units)		4,928	3,305

				7,205	5,536

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2016

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

AP Gaming I, LLC(10)	Developer, Manufacturer, and Operator of Gaming Machines
		LIBOR Plus 8.25% (Floor 1.00%), Current Coupon 9.25%, Secured Debt (Maturity—December 20, 2020)(9)	7,209	7,099	7,194

Apex Linen Service, Inc.	Industrial Launderers
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—October 30, 2022)(9)	2,400	2,400	2,400
		13% Secured Debt (Maturity—October 30, 2022)	14,416	14,337	14,337

				16,737	16,737

Applied Products, Inc.(10)	Adhesives Distributor
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—September 30, 2019)(9)	3,527	3,499	3,518

Arcus Hunting LLC.(10)	Manufacturer of Bowhunting and Archery Products and Accessories
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.00%, Secured Debt (Maturity—November 13, 2019)(9)	13,947	13,796	13,947

Artel, LLC(11)	Provider of Secure Satellite Network and IT Solutions
		LIBOR Plus 7.00% (Floor 1.25%), Current Coupon 8.25%, Secured Debt (Maturity—November 27, 2017)(9)	7,050	6,920	6,592

ATI Investment Sub, Inc.(11)	Manufacturer of Solar Tracking Systems
		LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.25%, Secured Debt (Maturity—June 22, 2021)(9)	9,500	9,322	9,476

ATS Workholding, Inc.(10)	Manufacturer of Machine Cutting Tools and Accessories
		LIBOR Plus 9.50% (Floor 1.00%), Current Coupon 10.50%, Secured Debt (Maturity—March 10, 2019)(9)	6,173	6,146	5,924

ATX Networks Corp.(11)(13)(21)	Provider of Radio Frequency Management Equipment
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—June 11, 2021)(9)	11,790	11,604	11,584

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2016

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

Berry Aviation, Inc.(10)	Airline Charter Service Operator
		13.75% Secured Debt (Maturity—January 30, 2020)	5,627	5,588	5,627
		Common Stock (553 shares)		400	820

				5,988	6,447

Bluestem Brands, Inc.(11)	Multi-Channel Retailer of General Merchandise
		LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity—November 6, 2020)(9)	12,880	12,635	11,227

Brainworks Software, LLC(10)	Advertising Sales and Newspaper Circulation Software
		Prime Plus 9.25% (Floor 3.25%), Current Coupon 13.00%, Secured Debt (Maturity—July 22, 2019)(9)	6,733	6,684	6,733

Brightwood Capital Fund Investments(12)(13)	Investment Partnership
		LP Interests (Brightwood Capital Fund III, LP) (Fully diluted 1.6%)(8)		12,000	11,094
		LP Interests (Brightwood Capital Fund IV, LP) (Fully diluted 0.9%)		500	500

				12,500	11,594

Brundage-Bone Concrete Pumping, Inc.(11)	Construction Services Provider
		10.375% Secured Debt (Maturity—September 1, 2021)	3,000	2,985	3,240

California Pizza Kitchen, Inc.(11)	Casual Restaurant Group
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—August 23, 2022)(9)	4,988	4,940	4,976

Cenveo Corporation(11)	Provider of Commercial Printing, Envelopes, Labels, and Printed Office Products
		6% Secured Debt (Maturity—August 1, 2019)	13,130	11,097	11,719

CDHA Management, LLC(10)	Dental Services
		LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.25%, Secured Debt (Maturity—December 5, 2021)(9)	4,491	4,415	4,415

Charlotte Russe, Inc(11)	Fast-Fashion Retailer to Young Women
		LIBOR Plus 5.50% (Floor 1.25%), Current Coupon 6.75%, Secured Debt (Maturity—May 22, 2019)(9)	14,346	14,141	8,724

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2016

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

Clarius BIGS, LLC(10)	Prints & Advertising Film Financing
		15% PIK Secured Debt (Maturity—January 5, 2015)(14)(17)	2,928	2,928	88

Compact Power Equipment, Inc.	Equipment / Tool Rental
		12% Secured Debt (Maturity—October 1, 2017)	4,100	4,095	4,100
		Series A Preferred Stock (4,298,435 shares)		1,079	4,180

				5,174	8,280

Compuware Corporation(11)	Provider of Software and Supporting Services
		LIBOR Plus 5.25% (Floor 1.00%), Current Coupon 6.25%, Secured Debt (Maturity—December 15, 2019)(9)	8,345	8,187	8,398

Construction Supply Investments, LLC(10)	Distribution Platform of Specialty Construction Materials to Professional Concrete and Masonry Contractors
		LIBOR Plus 9.50% (Floor 1.00%), Current Coupon 10.50%, Secured Debt (Maturity—June 30, 2023)(9)	8,500	8,416	8,416
		Member Units (20,000 units)		2,000	2,000

				10,416	10,416

ContextMedia Health, LLC(11)	Provider of Healthcare Media Content
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—December 23, 2021)(9)	8,000	7,201	7,320

Covenant Surgical Partners, Inc.(11)	Ambulatory Surgical Centers
		8.75% Secured Debt (Maturity—August 1, 2019)	800	800	772

CRGT Inc.(11)	Provider of Custom Software Development
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—December 19, 2020)(9)	6,366	6,286	6,382

CST Industries Inc.(11)	Storage Tank Manufacturer
		LIBOR Plus 6.25% (Floor 1.50%), Current Coupon 7.75%, Secured Debt (Maturity—May 22, 2017)(9)	9,102	9,084	9,102

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2016

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

Darr Equipment LP(10)	Heavy Equipment Dealer
		12% Current / 2% PIK Secured Debt (Maturity—April 15, 2020)(19)	21,130	20,697	20,748
		Warrants (915,734 equivalent units; Expiration—April 15, 2024; Strike price—$1.50 per unit)		474	10

				21,171	20,758

Digital River, Inc.(11)	Provider of Outsourced e-Commerce Solutions and Services
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—February 12, 2021)(9)	15,184	15,086	15,317

Digital Room LLC(11)	Pure-Play e-Commerce Print Business
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—November 21, 2022)(9)	7,625	7,475	7,549

Drilling Info Holdings, Inc.	Information Services for the Oil and Gas Industry
		Common Stock (3,788,865 shares)		1,335	10,410

ECP-PF Holdings Group, Inc.(10)	Fitness Club Operator
		LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.00%, Secured Debt (Maturity—November 26, 2019)(9)	5,625	5,589	5,625

EnCap Energy Fund Investments(12)(13)	Investment Partnership
		LP Interests (EnCap Energy Capital Fund VIII, L.P.) (Fully diluted 0.1%)(8)		3,877	1,955
		LP Interests (EnCap Energy Capital Fund VIII Co-Investors, L.P.) (Fully diluted 0.4%)		2,200	1,225
		LP Interests (EnCap Energy Capital Fund IX, L.P.) (Fully diluted 0.1%)(8)		3,957	3,680
		LP Interests (Encap Energy Capital Fund X, L.P.)(Fully diluted 0.1%)		3,039	3,039
		LP Interests (EnCap Flatrock Midstream Fund II, L.P.)(Fully diluted 0.8%)(8)		9,116	10,452
		LP Interests (EnCap Flatrock Midstream Fund III, L.P.)(Fully diluted 0.2%)(8)		2,513	2,461

				24,702	22,812

Evergreen Skills Lux S.á r.l. (d/b/a Skillsoft)(11)(13)	Technology-based Performance Support Solutions
		LIBOR Plus 8.25% (Floor 1.00%), Current Coupon 9.25%, Secured Debt (Maturity—April 28, 2022)(9)	7,000	6,857	5,274

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2016

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

Flavors Holdings Inc.(11)	Global Provider of Flavoring and Sweetening Products and Solutions
		LIBOR Plus 5.75% (Floor 1.00%), Current Coupon 6.75%, Secured Debt (Maturity—April 3, 2020)(9)	12,483	12,082	10,174

GI KBS Merger Sub LLC(11)	Outsourced Janitorial Services to Retail/Grocery Customers
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—October 29, 2021)(9)	3,900	3,851	3,842
		LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 9.50%, Secured Debt (Maturity—April 29, 2022)(9)	800	787	760

				4,638	4,602

Grace Hill, LLC(10)	Online Training Tools for the Multi-Family Housing Industry
		Prime Plus 5.25% (Floor 1.00%), Current Coupon 9.00%, Secured Debt (Maturity—August 15, 2019)(9)	634	623	634
		LIBOR Plus 6.25% (Floor 1.00%), Current Coupon 7.25%, Secured Debt (Maturity—August 15, 2019)(9)	11,552	11,472	11,552

				12,095	12,186

Great Circle Family Foods, LLC(10)	Quick Service Restaurant Franchise
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—October 28, 2019)(9)	7,648	7,598	7,648

Grupo Hima San Pablo, Inc.(11)	Tertiary Care Hospitals
		LIBOR Plus 7.00% (Floor 1.50%), Current Coupon 8.50%, Secured Debt (Maturity—January 31, 2018)(9)	4,813	4,787	3,734
		13.75% Secured Debt (Maturity—July 31, 2018)	2,000	1,962	1,205

				6,749	4,939

GST Autoleather, Inc.(11)	Automotive Leather Manufacturer
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.50%, Secured Debt (Maturity—July 10, 2020)(9)	13,317	13,215	13,017

Guitar Center, Inc.(11)	Musical Instruments Retailer
		6.5% Secured Debt (Maturity—April 15, 2019)	14,625	13,890	13,272

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2016

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

Hojeij Branded Foods, LLC(10)	Multi-Airport, Multi-Concept Restaurant Operator
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—July 27, 2021)(9)	5,432	5,390	5,432

Hoover Group, Inc.(10)(13)	Provider of Storage Tanks and Related Products to the Energy and Petrochemical Markets
		LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.25%, Secured Debt (Maturity—January 28, 2021)(9)	8,546	7,963	7,963

Horizon Global Corporation(11)(13)	Auto Parts Manufacturer
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—June 30, 2021)(9)	9,375	9,249	9,551

Hostway Corporation(11)	Managed Services and Hosting Provider
		LIBOR Plus 6.75% (Floor 1.25%), Current Coupon 8.00%, Secured Debt (Maturity—December 13, 2019)(9)	10,577	10,515	10,028

Hunter Defense Technologies, Inc.(11)	Provider of Military and Commercial Shelters and Systems
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—August 5, 2019)(9)	9,606	9,120	8,933

Hygea Holdings, Corp.(10)	Provider of Physician Services
		LIBOR Plus 9.25%, Current Coupon 10.17%, Secured Debt (Maturity—February 24, 2019)	7,875	7,381	7,615
		Warrants (5,990,452 equivalent shares; Expiration—February 24, 2023; Strike price—$0.01 per share)		369	1,530

				7,750	9,145

iEnergizer Limited(11)(13)(21)	Provider of Business Outsourcing Solutions
		LIBOR Plus 6.00% (Floor 1.25%), Current Coupon 7.25%, Secured Debt (Maturity—May 1, 2019)(9)	9,918	9,467	9,621

Indivior Finance LLC(11)(13)	Specialty Pharmaceutical Company Treating Opioid Dependence
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—December 19, 2019)(9)	6,750	6,455	6,809

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2016

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

Industrial Container Services, LLC(10)	Steel Drum Reconditioner
		LIBOR Plus 5.75% (Floor 1.00%), Current Coupon 6.75%, Secured Debt (Maturity—December 31, 2018)(9)	8,949	8,932	8,949

Industrial Services Acquisition, LLC(10)	Industrial Cleaning Services
		11.25% Current / 0.75% PIK Unsecured Debt (Maturity—December 17, 2022)(19)	4,519	4,433	4,433
		Member Units (Industrial Services Investments, LLC) (900,000 units)		900	900

				5,333	5,333

Infinity Acquisition Finance Corp.(11)	Application Software for Capital Markets
		7.25% Unsecured Debt (Maturity—August 1, 2022)	5,700	5,366	4,802

Inn of the Mountain Gods Resort and Casino(11)	Hotel & Casino Owner & Operator
		9.25% Secured Debt (Maturity—November 30, 2020)	6,249	5,924	5,687

Intertain Group Limited(11)(13)(21)	Business-to-Consumer Online Gaming Operator
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—April 8, 2022)(9)	4,426	4,364	4,465

iPayment, Inc.(11)	Provider of Merchant Acquisition
		LIBOR Plus 5.25% (Floor 1.50%), Current Coupon 6.75%, Secured Debt (Maturity—May 8, 2017)(9)	14,918	14,907	14,395

iQor US Inc.(11)	Business Process Outsourcing Services Provider
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—April 1, 2021)(9)	9,812	9,671	9,413

irth Solutions, LLC	Provider of Damage Prevention Information Technology Services
		Member Units (27,893 units)		1,441	1,790

Jackmont Hospitality, Inc.(10)	Franchisee of Casual Dining Restaurants
		LIBOR Plus 4.25% (Floor 1.00%), Current Coupon 5.25% / 2.50% PIK, Current Coupon Plus PIK 7.75%, Secured Debt (Maturity—May 26, 2021)(9)(19)	4,445	4,429	4,445

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2016

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

Joerns Healthcare, LLC(11)	Manufacturer and Distributor of Health Care Equipment & Supplies
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—May 9, 2020)(9)	14,655	14,560	13,776

JSS Holdings, Inc.(11)	Aircraft Maintenance Program Provider
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—August 31, 2021)(9)	12,829	12,562	12,765

Kendra Scott, LLC(11)	Jewelry Retail Stores
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—July 17, 2020)(9)	5,578	5,536	5,550

Keypoint Government Solutions, Inc.(11)	Provider of Pre-Employment Screening Services
		LIBOR Plus 6.50% (Floor 1.25%), Current Coupon 7.75%, Secured Debt (Maturity—November 13, 2017)(9)	5,459	5,443	5,431

LaMi Products, LLC(10)	General Merchandise Distribution
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—September 16, 2020)(9)	10,735	10,658	10,735

Larchmont Resources, LLC(11)	Oil & Gas Exploration & Production
		LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.00%, PIK Secured Debt (Maturity—August 7, 2020)(9)(19)	2,260	2,260	2,209
		Member Units (Larchmont Intermediate Holdco, LLC) (2,828 units)		353	1,193

				2,613	3,402

LKCM Headwater Investments I, L.P.(12)(13)	Investment Partnership
		LP Interests (Fully diluted 2.3%)		2,500	3,627

Logix Acquisition Company, LLC(10)	Competitive Local Exchange Carrier
		LIBOR Plus 8.28% (Floor 1.00%), Current Coupon 9.28%, Secured Debt (Maturity—June 24, 2021)(9)(22)	8,593	8,457	8,593

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2016

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

Looking Glass Investments, LLC(12)(13)	Specialty Consumer Finance
		9% Unsecured Debt (Maturity—June 30, 2020)	188	188	188
		Member Units (2.5 units)		125	125
		Member Units (LGI Predictive Analytics LLC) (190,712 units)(8)		160	160

				473	473

Messenger, LLC(10)	Supplier of Specialty Stationery and Related Products to the Funeral Industry
		LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.25%, Secured Debt (Maturity—September 9, 2020)(9)	14,403	14,326	14,403

Minute Key, Inc.	Operator of Automated Key Duplication Kiosks
		10% Current / 2% PIK Secured Debt (Maturity—September 19, 2019)(19)	15,700	15,404	15,404
		Warrants (1,437,409 equivalent shares; Expiration—May 20, 2025; Strike price—$0.01 per share)		280	470

				15,684	15,874

Mood Media Corporation(11)(13)	Provider of Electronic Equipment
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—May 1, 2019)(9)	14,805	14,645	14,312

New Media Holdings II LLC(11)(13)	Local Newspaper Operator
		LIBOR Plus 6.25% (Floor 1.00%), Current Coupon 7.25%, Secured Debt (Maturity—June 4, 2020)(9)	14,888	14,632	14,813

North American Lifting Holdings, Inc.(11)	Crane Service Provider
		LIBOR Plus 4.50% (Floor 1.00%), Current Coupon 5.50%, Secured Debt (Maturity—November 27, 2020)(9)	3,865	3,235	3,375

North Atlantic Trading Company, Inc.(11)	Marketer/Distributor of Tobacco Products
		LIBOR Plus 6.50% (Floor 1.25%), Current Coupon 7.75%, Secured Debt (Maturity—January 13, 2020)(9)	9,396	9,343	9,337

Novitex Intermediate, LLC(11)	Provider of Document Management Services
		LIBOR Plus 6.75% (Floor 1.25%), Current Coupon 8.00%, Secured Debt (Maturity—July 7, 2020)(9)	9,335	9,175	8,985

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2016

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

NTM Acquisition Corp.(11)	Provider of B2B Travel Information Content
		LIBOR Plus 6.25% (Floor 1.00%), Current Coupon 7.25%, Secured Debt (Maturity—June 7, 2022)(9)	4,144	4,085	4,128

Ospemifene Royalty Sub LLC (QuatRx)(10)	Estrogen-Deficiency Drug Manufacturer and Distributor
		11.5% Secured Debt (Maturity—November 15, 2026)(14)	5,071	5,071	2,088

Pardus Oil and Gas, LLC(11)	Oil & Gas Exploration & Production
		13% PIK Secured Debt (Maturity—November 12, 2021)(19)	1,869	1,869	1,869
		5% PIK Secured Debt (Maturity—May 13, 2022)(19)	992	992	562
		Member Units (2,472 units)		2,472	970

				5,333	3,401

Paris Presents Incorporated(11)	Branded Cosmetic and Bath Accessories
		LIBOR Plus 8.75% (Floor 1.00%), Current Coupon 9.75%, Secured Debt (Maturity—December 31, 2021)(9)	2,000	1,969	1,960

Parq Holdings Limited Partnership(11)(13)(21)	Hotel & Casino Operator
		LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity—December 17, 2020)(9)	7,500	7,394	7,388

Permian Holdco 2, Inc.(11)	Storage Tank Manufacturer
		14% PIK Unsecured Debt (Maturity—October 15, 2021)(19)	198	198	198
		Preferred Stock (Permian Holdco 1, Inc.) (154,558 units)		799	799
		Common Stock (Permian Holdco 1, Inc.) (154,558 units)		—	—

				997	997

Pernix Therapeutics Holdings, Inc.(10)	Pharmaceutical Royalty
		12% Secured Debt (Maturity—August 1, 2020)	3,447	3,447	3,326

Pet Holdings ULC(11)(13)(21)	Retailer of Pet Products and Supplies to Consumers
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.50%, Secured Debt (Maturity—July 5, 2022)(9)	2,494	2,470	2,503

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2016

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

Pike Corporation(11)	Construction and Maintenance Services for Electric Transmission and Distribution Infrastructure
		LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 9.50%, Secured Debt (Maturity—June 22, 2022)(9)	14,000	13,720	14,082

Point.360(10)	Fully Integrated Provider of Digital Media Services
		Warrants (65,463 equivalent shares; Expiration—July 7, 2020; Strike price—$0.75 per share)		69	—
		Common Stock (163,658 shares)		273	63

				342	63

Polycom, Inc.(11)	Provider of Audio and Video Communication Solutions
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—September 27, 2023)(9)	12,089	11,617	12,194

PPC/SHIFT LLC(10)	Provider of Digital Solutions to Automotive Industry
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—June 6, 2022)(9)	7,000	6,852	6,852

Prowler Acquisition Corp.(11)	Specialty Distributor to the Energy Sector
		LIBOR Plus 4.50% (Floor 1.00%), Current Coupon 5.50%, Secured Debt (Maturity—January 28, 2020)(9)	9,519	7,904	7,044

PT Network, LLC(10)	Provider of Outpatient Physical Therapy and Sports Medicine Services
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—November 30, 2021)(9)	16,225	15,979	15,979

QBS Parent, Inc.(11)	Provider of Software and Services to the Oil & Gas Industry
		LIBOR Plus 4.75% (Floor 1.00%), Current Coupon 5.75%, Secured Debt (Maturity—August 7, 2021)(9)	11,274	11,201	11,161

Raley's(11)	Family-Owned Supermarket Chain
		LIBOR Plus 6.25% (Floor 1.00%), Current Coupon 7.25%, Secured Debt (Maturity—May 18, 2022)(9)	4,195	4,125	4,242

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2016

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

Redbox Automated Retail, LLC(11)	Operator of Home Media Entertainment Kiosks
		LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity—September 27, 2021)(9)	15,000	14,581	14,629

Renaissance Learning, Inc.(11)	Technology-based K-12 Learning Solutions
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.00%, Secured Debt (Maturity—April 11, 2022)(9)	3,000	2,978	2,987

RGL Reservoir Operations Inc.(11)(13)(21)	Oil & Gas Equipment and Services
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—August 13, 2021)(9)	3,910	3,826	880

RM Bidder, LLC(10)	Scripted and Unscripted TV and Digital Programming Provider
		Warrants (327,532 equivalent units; Expiration—October 20, 2025; Strike price—$14.28 per unit)		425	300
		Member Units (2,779 units)		46	44

				471	344

SAExploration, Inc.(10)(13)(21)	Geophysical Services Provider
		Common Stock (50 shares)		65	3

SAFETY Investment Holdings, LLC	Provider of Intelligent Driver Record Monitoring Software and Services
		Member Units (2,000,000 units)		2,000	2,000

Salient Partners L.P.(11)	Provider of Asset Management Services
		LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 9.50%, Secured Debt (Maturity—June 9, 2021)(9)	10,812	10,538	10,352

School Specialty, Inc.(11)	Distributor of Education Supplies and Furniture
		LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 9.50%, Secured Debt (Maturity—June 11, 2019)(9)	5,712	5,632	5,784

Sigma Electric Manufacturing Corporation(10)(13)	Manufacturer and Distributor of Electrical Fittings and Parts
		LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.25%, Secured Debt (Maturity—October 13, 2021)(9)	12,500	12,200	12,200

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2016

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

Sorenson Communications, Inc.(11)	Manufacturer of Communication Products for Hearing Impaired
		LIBOR Plus 5.75% (Floor 2.25%), Current Coupon 8.00%, Secured Debt (Maturity—April 30, 2020)(9)	13,371	13,283	13,271

Strike, LLC(11)	Pipeline Construction and Maintenance Services
		LIBOR Plus 8.00% (Floor 1.00%), Current Coupon 9.00%, Secured Debt (Maturity—November 30, 2022)(9)	10,000	9,666	9,864

Subsea Global Solutions, LLC(10)	Underwater Maintenance and Repair Services
		LIBOR Plus 6.00% (Floor 1.50%), Current Coupon 7.50%, Secured Debt (Maturity—March 17, 2020)(9)	5,629	5,588	5,624

Synagro Infrastructure Company, Inc(11)	Waste Management Services
		LIBOR Plus 5.25% (Floor 1.00%), Current Coupon 6.25%, Secured Debt (Maturity—August 22, 2020)(9)	4,714	4,659	4,136

Targus International, LLC(11)	Distributor of Protective Cases for Mobile Devices
		15% PIK Secured Debt (Maturity—December 31, 2019)(19)	1,140	1,140	1,140
		Common Stock (Targus Cayman HoldCo Limited) (249,614 shares)(13)		2,555	2,260

				3,695	3,400

TE Holdings, LLC(11)	Oil & Gas Exploration & Production
		Member Units (97,048 units)		970	728

TeleGuam Holdings, LLC(11)	Cable and Telecom Services Provider
		LIBOR Plus 4.00% (Floor 1.25%), Current Coupon 5.25%, Secured Debt (Maturity—December 10, 2018)(9)	7,622	7,613	7,546
		LIBOR Plus 7.50% (Floor 1.25%), Current Coupon 8.75%, Secured Debt (Maturity—June 10, 2019)(9)	10,500	10,442	10,290

				18,055	17,836

The Topps Company, Inc.(11)	Trading Cards & Confectionary
		LIBOR Plus 6.00% (Floor 1.25%), Current Coupon 7.25%, Secured Debt (Maturity—October 2, 2020)(9)	2,218	2,208	2,226

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2016

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

TMC Merger Sub Corp.(11)	Refractory & Maintenance Services Provider
		LIBOR Plus 6.25% (Floor 1.00%), Current Coupon 7.25%, Secured Debt (Maturity—October 31, 2022)(9)(23)	12,500	12,376	12,438

TOMS Shoes, LLC(11)	Global Designer, Distributor, and Retailer of Casual Footwear
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.50%, Secured Debt (Maturity—October 30, 2020)(9)	4,913	4,567	3,635

Travel Leaders Group, LLC(11)	Travel Agency Network Provider
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—December 7, 2020)(9)	10,994	10,936	10,975

Truck Bodies and Equipment International, Inc.(10)	Manufacturer of Dump Truck Bodies and Dump Trailers
		LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity—March 31, 2021)(9)	15,750	15,602	15,602

TVG-I-E CMN ACQUISITION, LLC(10)	Organic Lead Generation for Online Postsecondary Schools
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—November 3, 2021)(9)	6,459	6,334	6,334

Tweddle Group, Inc.(11)	Provider of Technical Information Services to Automotive OEMs
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—October 21, 2022)(9)	8,462	8,295	8,419

UniRush, LLC	Provider of Prepaid Debit Card Solutions
		12% Secured Debt (Maturity—February 1, 2019)	12,000	10,981	12,000
		Warrants (444,725 equivalent units; Expiration—February 2, 2026; Strike price—$10.27 per unit)		1,250	1,250

				12,231	13,250

US Joiner Holding Company(11)	Marine Interior Design and Installation
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—April 16, 2020)(9)	11,514	11,435	11,456

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2016

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

U.S. TelePacific Corp.(10)	Provider of Communications and Managed Services
		LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 9.50%, Secured Debt (Maturity—February 24, 2021)(9)	7,500	7,377	7,377

VCVH Holding Corp. (Verisk)(11)	Healthcare Technology Services Focused on Revenue Maximization
		LIBOR Plus 9.25% (Floor 1.00%), Current Coupon 10.25%, Secured Debt (Maturity—June 1, 2024)(9)	1,500	1,464	1,488

Virtex Enterprises, LP(10)	Specialty, Full-Service Provider of Complex Electronic Manufacturing Services
		12% Secured Debt (Maturity—December 27, 2018)	1,667	1,559	1,559
		Preferred Class A Units (14 units; 5% cumulative)(8)		333	612
		Warrants (11 equivalent units; Expiration—December 27, 2023; Strike price—$0.001 per unit)		186	220

				2,078	2,391

Wellnext, LLC(10)	Manufacturer of Supplements and Vitamins
		LIBOR Plus 9.00% (Floor 0.50%), Current Coupon 9.85%, Secured Debt (Maturity—May 23, 2021)(9)	10,058	9,968	10,058

Western Dental Services, Inc.(11)	Dental Care Services
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—November 1, 2018)(9)	4,904	4,902	4,885

Wilton Brands LLC(11)	Specialty Housewares Retailer
		LIBOR Plus 7.25% (Floor 1.25%), Current Coupon 8.50%, Secured Debt (Maturity—August 30, 2018)(9)	1,153	1,147	1,093

Worley Claims Services, LLC(10)	Insurance Adjustment Management and Services Provider
		LIBOR Plus 8.00% (Floor 1.00%), Current Coupon 9.00%, Secured Debt (Maturity—October 31, 2020)(9)	6,386	6,342	6,386

YP Holdings LLC(11)	Online and Offline Advertising Operator
		LIBOR Plus 11.00% (Floor 1.25%), Current Coupon 12.25%, Secured Debt (Maturity—June 4, 2018)(9)	11,428	10,969	11,398

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2016

(dollars in thousands)

Portfolio Company(1)(20)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value(18)

Zilliant Incorporated	Price Optimization and Margin Management Solutions
		Preferred Stock (186,777 shares)		154	260
		Warrants (952,500 equivalent shares; Expiration—June 15, 2022; Strike price—$0.001 per share)		1,071	1,190

				1,225	1,450

Subtotal Non-Control/Non-Affiliate Investments (51.4% of total investments at fair value)				$1,037,510	$1,026,676

Total Portfolio Investments, December 31, 2016				$1,871,883	$1,996,906

(1)
All investments are Lower Middle Market portfolio investments, unless otherwise noted. See Note B for a description of Lower Middle Market portfolio investments. All of the Company's investments, unless otherwise noted, are encumbered either as security for the Company's Credit Agreement or in support of the SBA-guaranteed debentures issued by the Funds.

(2)
Debt investments are income producing, unless otherwise noted. Equity and warrants are non-income producing, unless otherwise noted.

(3)
See Note C for a summary of geographic location of portfolio companies.

(4)
Principal is net of repayments. Cost is net of repayments and accumulated unearned income.

(5)
Control investments are defined by the Investment Company Act of 1940, as amended ("1940 Act") as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(6)
Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as Control investments.

(7)
Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control investments nor Affiliate investments.

(8)
Income producing through dividends or distributions.

(9)
Index based floating interest rate is subject to contractual minimum interest rate. A majority of the variable rate loans in the Company's investment portfolio bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which typically resets semi-annually, quarterly, or monthly at the borrower's option. The borrower may also elect to have multiple interest reset periods for each loan. For each such loan, the Company has provided the weighted average annual stated interest rate in effect at December 31, 2016. As noted in this schedule, 64% (based on the par amount of the loans) of the loans contain LIBOR floors which range between 0.50% and 2.25%, with a weighted-average LIBOR floor of approximately 1.04%.

(10)
Private Loan portfolio investment. See Note B for a description of Private Loan portfolio investments.

(11)
Middle Market portfolio investment. See Note B for a description of Middle Market portfolio investments.

(12)
Other Portfolio investment. See Note B for a description of Other Portfolio investments.

(13)
Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets.

(14)
Non-accrual and non-income producing investment.

(15)
Portfolio company is in a bankruptcy process and, as such, the maturity date of our debt investments in this portfolio company will not be finally determined until such process is complete. As noted in footnote (14), our debt investments in this portfolio company are on non-accrual status.

(16)
External Investment Manager. Investment is not encumbered as security for the Company's Credit Agreement or in support of the SBA-guaranteed debentures issued by the Funds.

(17)
Maturity date is under on-going negotiations with the portfolio company and other lenders, if applicable.

(18)
Investment value was determined using significant unobservable inputs, unless otherwise noted.

(19)
PIK interest income and cumulative dividend income represent income not paid currently in cash.

(20)
All portfolio company headquarters are based in the United States, unless otherwise noted.

(21)
Portfolio company headquarters are located outside of the United States.

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments (Continued)

December 31, 2016

(dollars in thousands)

(22)
The Company has entered into an intercreditor agreement that entitles the Company to the "last out" tranche of the first lien secured loans, whereby the "first out" tranche will receive priority as to the "last out" tranche with respect to payments of principal, interest, and any other amounts due thereunder. Therefore, the Company receives a higher interest rate than the contractual stated interest rate of LIBOR plus 7.50% (Floor 1.00%) per the Credit Agreement and the Consolidated Schedule of Investments above reflects such higher rate.

(23)
The Company has entered into an intercreditor agreement that entitles the Company to the "first out" tranche of the first lien secured loans, whereby the "first out" tranche will receive priority as to the "last out" tranche with respect to payments of principal, interest, and any other amounts due thereunder. Therefore, the Company receives a lower interest rate than the contractual stated interest rate of LIBOR plus 6.64% (Floor 1.00%) per the Credit Agreement and the Consolidated Schedule of Investments above reflects such lower rate.

(24)
Investment fair value was determined using observable inputs in non-active markets for which sufficient observable inputs were available. See note C for further discussion.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE A—ORGANIZATION AND BASIS OF PRESENTATION

1.     Organization

        Main Street Capital Corporation ("MSCC") is a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market ("LMM") companies and debt capital to middle market ("Middle Market") companies. The portfolio investments of MSCC and its consolidated subsidiaries are typically made to support management buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in a variety of industry sectors. MSCC seeks to partner with entrepreneurs, business owners and management teams and generally provides "one stop" financing alternatives within its LMM portfolio. MSCC and its consolidated subsidiaries invest primarily in secured debt investments, equity investments, warrants and other securities of LMM companies based in the United States and in secured debt investments of Middle Market companies generally headquartered in the United States.

        MSCC was formed in March 2007 to operate as an internally managed business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). MSCC wholly owns several investment funds, including Main Street Mezzanine Fund, LP ("MSMF"), Main Street Capital II, LP ("MSC II") and Main Street Capital III, LP ("MSC III" and, collectively with MSMF and MSC II, the "Funds"), and each of their general partners. The Funds are each licensed as a Small Business Investment Company ("SBIC") by the United States Small Business Administration ("SBA"). Because MSCC is internally managed, all of the executive officers and other employees are employed by MSCC. Therefore, MSCC does not pay any external investment advisory fees, but instead directly incurs the operating costs associated with employing investment and portfolio management professionals.

        MSC Adviser I, LLC (the "External Investment Manager") was formed in November 2013 as a wholly owned subsidiary of MSCC to provide investment management and other services to parties other than MSCC and its subsidiaries or their portfolio companies ("External Parties") and receive fee income for such services. MSCC has been granted no-action relief by the Securities and Exchange Commission ("SEC") to allow the External Investment Manager to register as a registered investment adviser under the Investment Advisers Act of 1940, as amended. Since the External Investment Manager conducts all of its investment management activities for External Parties, it is accounted for as a portfolio investment of MSCC and is not included as a consolidated subsidiary of MSCC in MSCC's consolidated financial statements.

        MSCC has elected to be treated for U.S. federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, MSCC generally will not pay corporate-level U.S. federal income taxes on any net ordinary taxable income or capital gains that it distributes to its stockholders.

        MSCC has certain direct and indirect wholly owned subsidiaries that have elected to be taxable entities (the "Taxable Subsidiaries"). The primary purpose of the Taxable Subsidiaries is to permit MSCC to hold equity investments in portfolio companies which are "pass-through" entities for tax purposes.

        Unless otherwise noted or the context otherwise indicates, the terms "we," "us," "our," the "Company" and "Main Street" refer to MSCC and its consolidated subsidiaries, which include the Funds and the Taxable Subsidiaries.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.     Basis of Presentation

        Main Street's consolidated financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"). The Company is an investment company following accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 946, Financial Services—Investment Companies ("ASC 946"). For each of the periods presented herein, Main Street's consolidated financial statements include the accounts of MSCC and its consolidated subsidiaries. The Investment Portfolio, as used herein, refers to all of Main Street's investments in LMM portfolio companies, investments in Middle Market portfolio companies, Private Loan portfolio investments, Other Portfolio investments and the investment in the External Investment Manager (see Note C—Fair Value Hierarchy for Investments and Debentures—Portfolio Composition—Investment Portfolio Composition for additional discussion of Main Street's Investment Portfolio and definitions for the terms Private Loan and Other Portfolio). Main Street's results of operations and cash flows for the years ended December 31, 2017, 2016 and 2015 and financial position as of December 31, 2017 and 2016, are presented on a consolidated basis. The effects of all intercompany transactions between Main Street and its consolidated subsidiaries have been eliminated in consolidation.

        Under regulations pursuant to Article 6 of Regulation S-X applicable to BDCs and ASC 946, Main Street is precluded from consolidating other entities in which Main Street has equity investments, including those in which it has a controlling interest, unless the other entity is another investment company. An exception to this general principle in ASC 946 occurs if Main Street holds a controlling interest in an operating company that provides all or substantially all of its services directly to Main Street or to its portfolio companies. Accordingly, as noted above, MSCC's consolidated financial statements include the financial position and operating results for the Funds and the Taxable Subsidiaries. Main Street has determined that all of its portfolio investments do not qualify for this exception, including the investment in the External Investment Manager. Therefore, Main Street's Investment Portfolio is carried on the consolidated balance sheet at fair value, as discussed further in Note B, with any adjustments to fair value recognized as "Net Change in Unrealized Appreciation (Depreciation)" on the consolidated statements of operations until the investment is realized, usually upon exit, resulting in any gain or loss being recognized as a "Net Realized Gain (Loss)."

  Portfolio Investment Classification

        Main Street classifies its Investment Portfolio in accordance with the requirements of the 1940 Act. Under the 1940 Act, (a) "Control Investments" are defined as investments in which Main Street owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation, (b) "Affiliate Investments" are defined as investments in which Main Street owns between 5% and 25% of the voting securities and does not have rights to maintain greater than 50% of the board representation, and (c) "Non-Control/Non-Affiliate Investments" are defined as investments that are neither Control Investments nor Affiliate Investments.

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1.     Valuation of the Investment Portfolio

        Main Street accounts for its Investment Portfolio at fair value. As a result, Main Street follows the provisions of ASC 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

measurements. ASC 820 requires Main Street to assume that the portfolio investment is to be sold in the principal market to independent market participants, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal market that are independent, knowledgeable and willing and able to transact.

        Main Street's portfolio strategy calls for it to invest primarily in illiquid debt and equity securities issued by privately held, LMM companies and more liquid debt securities issued by Middle Market companies that are generally larger in size than the LMM companies. Main Street categorizes some of its investments in LMM companies and Middle Market companies as Private Loan portfolio investments, which are primarily debt securities in privately held companies which have been originated through strategic relationships with other investment funds on a collaborative basis, and are often referred to in the debt markets as "club deals." Private Loan investments are typically similar in size, structure, terms and conditions to investments Main Street holds in its LMM portfolio and Middle Market portfolio. Main Street's portfolio also includes Other Portfolio investments which primarily consist of investments that are not consistent with the typical profiles for its LMM portfolio investments, Middle Market portfolio investments or Private Loan portfolio investments, including investments which may be managed by third parties. Main Street's portfolio investments may be subject to restrictions on resale.

        LMM investments and Other Portfolio investments generally have no established trading market while Middle Market securities generally have established markets that are not active. Private Loan investments may include investments which have no established trading market or have established markets that are not active. Main Street determines in good faith the fair value of its Investment Portfolio pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by its Board of Directors and in accordance with the 1940 Act. Main Street's valuation policies and processes are intended to provide a consistent basis for determining the fair value of Main Street's Investment Portfolio.

        For LMM portfolio investments, Main Street generally reviews external events, including private mergers, sales and acquisitions involving comparable companies, and includes these events in the valuation process by using an enterprise value waterfall methodology ("Waterfall") for its LMM equity investments and an income approach using a yield-to-maturity model ("Yield-to-Maturity") for its LMM debt investments. For Middle Market portfolio investments, Main Street primarily uses quoted prices in the valuation process. Main Street determines the appropriateness of the use of third-party broker quotes, if any, in determining fair value based on its understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer, the depth and consistency of broker quotes and the correlation of changes in broker quotes with underlying performance of the portfolio company and other market indices. For Middle Market and Private Loan portfolio investments in debt securities for which it has determined that third-party quotes or other independent pricing are not available or appropriate, Main Street generally estimates the fair value based on the assumptions that it believes hypothetical market participants would use to value the investment in a current hypothetical sale using the Yield-to-Maturity valuation method. For its Other Portfolio equity investments, Main Street generally calculates the fair value of the investment primarily based on the net asset value ("NAV") of the fund and adjusts the fair value for other factors that would affect the fair value of the investment. All of the valuation approaches for Main Street's portfolio investments estimate the value of the investment as if Main Street were to sell, or exit, the investment as of the measurement date.

        These valuation approaches consider the value associated with Main Street's ability to control the capital structure of the portfolio company, as well as the timing of a potential exit. For valuation

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

purposes, "control" portfolio investments are composed of debt and equity securities in companies for which Main Street has a controlling interest in the equity ownership of the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. For valuation purposes, "non-control" portfolio investments are generally composed of debt and equity securities in companies for which Main Street does not have a controlling interest in the equity ownership of the portfolio company or the ability to nominate a majority of the portfolio company's board of directors.

        Under the Waterfall valuation method, Main Street estimates the enterprise value of a portfolio company using a combination of market and income approaches or other appropriate valuation methods, such as considering recent transactions in the equity securities of the portfolio company or third-party valuations of the portfolio company, and then performs a waterfall calculation by allocating the enterprise value over the portfolio company's securities in order of their preference relative to one another. The enterprise value is the fair value at which an enterprise could be sold in a transaction between two willing parties, other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of earnings before interest, taxes, depreciation and amortization ("EBITDA"), cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for estimating enterprise value. For any one portfolio company, enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In estimating the enterprise value of a portfolio company, Main Street analyzes various factors including the portfolio company's historical and projected financial results. Due to SEC deadlines for Main Street's quarterly and annual financial reporting, the operating results of a portfolio company used in the current period valuation are generally the results from the period ended three months prior to such valuation date and may include unaudited, projected, budgeted or pro forma financial information and may require adjustments for non-recurring items or to normalize the operating results that may require significant judgment in its determination. In addition, projecting future financial results requires significant judgment regarding future growth assumptions. In evaluating the operating results, Main Street also analyzes the impact of exposure to litigation, loss of customers or other contingencies. After determining the appropriate enterprise value, Main Street allocates the enterprise value to investments in order of the legal priority of the various components of the portfolio company's capital structure. In applying the Waterfall valuation method, Main Street assumes the loans are paid off at the principal amount in a change in control transaction and are not assumed by the buyer, which Main Street believes is consistent with its past transaction history and standard industry practices.

        Under the Yield-to-Maturity valuation method, Main Street also uses the income approach to determine the fair value of debt securities based on projections of the discounted future free cash flows that the debt security will likely generate, including analyzing the discounted cash flows of interest and principal amounts for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of the portfolio company. Main Street's estimate of the expected repayment date of its debt securities is generally the maturity date of the instrument, as Main Street generally intends to hold its loans and debt securities to maturity. The Yield-to-Maturity analysis also considers changes in leverage levels, credit quality, portfolio company performance and other factors. Main Street will generally use the value determined by the Yield-to-Maturity analysis as the fair value for that security; however, because of Main Street's general intent to hold its loans to maturity, the fair value will not exceed the principal amount of the debt security valued using the Yield-to-Maturity valuation method. A change in the assumptions that Main Street uses to estimate the fair value of its debt securities using the Yield-to-Maturity valuation method could have a material impact on the determination of fair value. If there is deterioration in credit quality or if a debt security is in workout status, Main Street may consider other factors in determining the fair value of the debt security,

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

including the value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would most likely be received in a liquidation analysis.

        Under the NAV valuation method, for an investment in an investment fund that does not have a readily determinable fair value, Main Street measures the fair value of the investment predominately based on the NAV of the investment fund as of the measurement date and adjusts the investment's fair value for factors known to Main Street that would affect that fund's NAV, including, but not limited to, fair values for individual investments held by the fund if Main Street holds the same investment or for a publicly traded investment. In addition, in determining the fair value of the investment, Main Street considers whether adjustments to the NAV are necessary in certain circumstances, based on the analysis of any restrictions on redemption of Main Street's investment as of the measurement date, recent actual sales or redemptions of interests in the investment fund, and expected future cash flows available to equity holders, including the rate of return on those cash flows compared to an implied market return on equity required by market participants, or other uncertainties surrounding Main Street's ability to realize the full NAV of its interests in the investment fund.

        Pursuant to its internal valuation process and the requirements under the 1940 Act, Main Street performs valuation procedures on each of its portfolio investments quarterly. In addition to its internal valuation process, in arriving at estimates of fair value for its investments in its LMM portfolio companies, Main Street, among other things, consults with a nationally recognized independent financial advisory services firm. The nationally recognized independent financial advisory services firm analyzes and provides observations, recommendations and an assurance certification regarding the Company's determinations of the fair value of its LMM portfolio company investments. The nationally recognized independent financial advisory services firm is generally consulted relative to Main Street's investments in each LMM portfolio company at least once every calendar year, and for Main Street's investments in new LMM portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In certain instances, Main Street may determine that it is not cost-effective, and as a result is not in its stockholders' best interest, to consult with the nationally recognized independent financial advisory services firm on its investments in one or more LMM portfolio companies. Such instances include, but are not limited to, situations where the fair value of Main Street's investment in a LMM portfolio company is determined to be insignificant relative to the total Investment Portfolio. Main Street consulted with and received an assurance certification from its independent financial advisory services firm in arriving at Main Street's determination of fair value on its investments in a total of 53 LMM portfolio companies for the year ended December 31, 2017, representing approximately 91% of the total LMM portfolio at fair value as of December 31, 2017, and on a total of 62 LMM portfolio companies for the year ended December 31, 2016, representing approximately 93% of the total LMM portfolio at fair value as of December 31, 2016. Excluding its investments in new LMM portfolio companies which have not been in the Investment Portfolio for at least twelve months subsequent to the initial investment as of December 31, 2017 and 2016, as applicable, and its investments in the LMM portfolio companies that were not reviewed because their equity is publicly traded, which represented one LMM portfolio company as of December 31, 2016, or they hold real estate for which a third-party appraisal is obtained on at least an annual basis, the percentage of the LMM portfolio reviewed and certified by its independent financial advisory services firm for the years ended December 31, 2017 and 2016 was 97% and 98% of the total LMM portfolio at fair value as of December 31, 2017 and 2016, respectively.

        For valuation purposes, all of Main Street's Middle Market portfolio investments are non-control investments. To the extent sufficient observable inputs are available to determine fair value, Main Street uses observable inputs to determine the fair value of these investments through obtaining third-

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

party quotes or other independent pricing. For Middle Market portfolio investments for which it has determined that third-party quotes or other independent pricing are not available or appropriate, Main Street generally estimates the fair value based on the assumptions that it believes hypothetical market participants would use to value such Middle Market debt investments in a current hypothetical sale using the Yield-to-Maturity valuation method and such Middle Market equity investments in a current hypothetical sale using the Waterfall valuation method. Because the vast majority of the Middle Market portfolio investments are typically valued using third-party quotes or other independent pricing services (including 95% and 94% of the Middle Market portfolio investments as of December 31, 2017 and 2016, respectively), Main Street does not generally consult with any financial advisory services firms in connection with determining the fair value of its Middle Market investments.

        For valuation purposes, all of Main Street's Private Loan portfolio investments are non-control investments. For Private Loan portfolio investments for which it has determined that third-party quotes or other independent pricing are not available or appropriate, Main Street generally estimates the fair value based on the assumptions that it believes hypothetical market participants would use to value such Private Loan debt investments in a current hypothetical sale using the Yield-to-Maturity valuation method and such Private Loan equity investments in a current hypothetical sale using the Waterfall valuation method.

        In addition to its internal valuation process, in arriving at estimates of fair value for its investments in its Private Loan portfolio companies, Main Street, among other things, consults with a nationally recognized independent financial advisory services firm. The nationally recognized independent financial advisory services firm analyzes and provides observations and recommendations and an assurance certification regarding the Company's determinations of the fair value of its Private Loan portfolio company investments. The nationally recognized independent financial advisory services firm is generally consulted relative to Main Street's investments in each Private Loan portfolio company at least once every calendar year, and for Main Street's investments in new Private Loan portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In certain instances, Main Street may determine that it is not cost-effective, and as a result is not in its stockholders' best interest, to consult with the nationally recognized independent financial advisory services firm on its investments in one or more Private Loan portfolio companies. Such instances include, but are not limited to, situations where the fair value of Main Street's investment in a Private Loan portfolio company is determined to be insignificant relative to the total Investment Portfolio. Main Street consulted with and received an assurance certification from its independent financial advisory services firm in arriving at its determination of fair value on its investments in a total of 26 Private Loan portfolio companies for the year ended December 31, 2017, representing approximately 57% of the total Private Loan portfolio at fair value as of December 31, 2017, and on a total of 26 Private Loan portfolio companies for the year ended December 31, 2016, representing approximately 68% of the total Private Loan portfolio at fair value as of December 31, 2016. Excluding its investments in new Private Loan portfolio companies which have not been in the Investment Portfolio for at least twelve months subsequent to the initial investment decision as of December 31, 2017 and 2016, as applicable, and its investments in its Private Loan portfolio companies that were not reviewed because the investment is valued based upon third-party quotes or other independent pricing, the percentage of the Private Loan portfolio reviewed and certified by its independent financial advisory services firm for the years ended December 31, 2017 and 2016 was 94% and 97% of the total Private Loan portfolio at fair value as of December 31, 2017 and 2016, respectively.

        For valuation purposes, all of Main Street's Other Portfolio investments are non-control investments. Main Street's Other Portfolio investments comprised 4.8% and 5.0% of Main Street's

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Investment Portfolio at fair value as of December 31, 2017 and 2016, respectively. Similar to the LMM investment portfolio, market quotations for Other Portfolio equity investments are generally not readily available. For its Other Portfolio equity investments, Main Street generally determines the fair value of its investments using the NAV valuation method. For its Other Portfolio debt investments for which it has determined that third-party quotes or other independent pricing are not available or appropriate, Main Street generally estimates the fair value based on the assumptions that it believes hypothetical market participants would use to value such Other Portfolio debt investments in a current hypothetical sale using the Yield-to-Maturity valuation method. For its Other Portfolio debt investments for which third-party quotes or other independent pricing are available and appropriate, Main Street determines the fair value of these investments through obtaining third-party quotes or other independent pricing to the extent that these inputs are available and appropriate to determine fair value.

        For valuation purposes, Main Street's investment in the External Investment Manager is a control investment. Market quotations are not readily available for this investment, and as a result, Main Street determines the fair value of the External Investment Manager using the Waterfall valuation method under the market approach. In estimating the enterprise value, Main Street analyzes various factors, including the entity's historical and projected financial results, as well as its size, marketability and performance relative to the population of market comparables. This valuation approach estimates the value of the investment as if Main Street were to sell, or exit, the investment. In addition, Main Street considers its ability to control the capital structure of the company, as well as the timing of a potential exit, in connection with determining the fair value of the External Investment Manager.

        Due to the inherent uncertainty in the valuation process, Main Street's determination of fair value for its Investment Portfolio may differ materially from the values that would have been determined had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. Main Street determines the fair value of each individual investment and records changes in fair value as unrealized appreciation or depreciation.

        Main Street uses an internally developed portfolio investment rating system in connection with its investment oversight, portfolio management and analysis and investment valuation procedures for its LMM portfolio companies. This system takes into account both quantitative and qualitative factors of the LMM portfolio company and the investments held therein.

        The Board of Directors of Main Street has the final responsibility for overseeing, reviewing and approving, in good faith, Main Street's determination of the fair value for its Investment Portfolio, as well as its valuation procedures, consistent with 1940 Act requirements. Main Street believes its Investment Portfolio as of December 31, 2017 and 2016 approximates fair value as of those dates based on the markets in which Main Street operates and other conditions in existence on those reporting dates.

2.     Use of Estimates

        The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results may differ from these estimates under different conditions or assumptions. Additionally, as explained in Note B.1., the consolidated financial statements include investments in the Investment Portfolio whose values have been estimated by Main Street with

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

the oversight, review and approval by Main Street's Board of Directors in the absence of readily ascertainable market values. Because of the inherent uncertainty of the Investment Portfolio valuations, those estimated values may differ materially from the values that would have been determined had a ready market for the securities existed.

3.     Cash and Cash Equivalents

        Cash and cash equivalents consist of cash and highly liquid investments with an original maturity of three months or less at the date of purchase. Cash and cash equivalents are carried at cost, which approximates fair value.

        At December 31, 2017, cash balances totaling $47.9 million exceeded Federal Deposit Insurance Corporation insurance protection levels, subjecting the Company to risk related to the uninsured balance. All of the Company's cash deposits are held at large established high credit quality financial institutions and management believes that the risk of loss associated with any uninsured balances is remote.

4.     Interest, Dividend and Fee Income

        Main Street records interest and dividend income on the accrual basis to the extent amounts are expected to be collected. Dividend income is recorded as dividends are declared by the portfolio company or at the point an obligation exists for the portfolio company to make a distribution. In accordance with Main Street's valuation policies, Main Street evaluates accrued interest and dividend income periodically for collectability. When a loan or debt security becomes 90 days or more past due, and if Main Street otherwise does not expect the debtor to be able to service all of its debt or other obligations, Main Street will generally place the loan or debt security on non-accrual status and cease recognizing interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security's status significantly improves regarding the debtor's ability to service the debt or other obligations, or if a loan or debt security is sold or written off, Main Street removes it from non-accrual status.

        As of December 31, 2017, Main Street's total Investment Portfolio had five investments on non-accrual status, which comprised approximately 0.2% of its fair value and 2.3% of its cost. As of December 31, 2016, Main Street's total Investment Portfolio had four investments on non-accrual status, which comprised approximately 0.6% of its fair value and 3.0% of its cost.

        Main Street holds certain debt and preferred equity instruments in its Investment Portfolio that contain payment-in-kind ("PIK") interest and cumulative dividend provisions. The PIK interest, computed at the contractual rate specified in each debt agreement, is periodically added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest may be deferred until the time of debt principal repayment. Cumulative dividends are recorded as dividend income, and any dividends in arrears are added to the balance of the preferred equity investment. The actual collection of these dividends in arrears may be deferred until such time as the preferred equity is redeemed or sold. To maintain RIC tax treatment (as discussed in Note B.9. below), these non-cash sources of income may need to be paid out to stockholders in the form of distributions, even though Main Street may not have collected the PIK interest and cumulative dividends in cash. Main Street stops accruing PIK interest and cumulative dividends and writes off any accrued and uncollected interest and dividends in arrears when it determines that such PIK interest and dividends in arrears are no longer collectible. For the years ended December 31, 2017, 2016 and 2015, (i) approximately 2.4%, 3.6% and 2.2%, respectively, of Main Street's total investment income was

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

attributable to PIK interest income not paid currently in cash and (ii) approximately 1.6%, 1.2% and 1.0%, respectively, of Main Street's total investment income was attributable to cumulative dividend income not paid currently in cash.

        Main Street may periodically provide services, including structuring and advisory services, to its portfolio companies or other third parties. For services that are separately identifiable and evidence exists to substantiate fair value, fee income is recognized as earned, which is generally when the investment or other applicable transaction closes. Fees received in connection with debt financing transactions for services that do not meet these criteria are treated as debt origination fees and are deferred and accreted into income over the life of the financing.

        A presentation of the investment income Main Street received from its Investment Portfolio in each of the periods presented is as follows:

	Twelve Months Ended December 31,
	2017	2016	2015
	(dollars in thousands)
Interest, fee and dividend income:
Interest income	$161,934	$138,689	$131,333
Dividend income	34,704	32,182	24,266
Fee income	9,103	7,294	8,004

Total interest, fee and dividend income	$205,741	$178,165	$163,603

5.     Deferred Financing Costs

        Deferred financing costs include commitment fees and other costs related to Main Street's multi-year revolving credit facility (the "Credit Facility", as discussed further in Note F) and its notes (as discussed further in Note G), as well as the commitment fees and leverage fees (approximately 3.4% of the total commitment and draw amounts, as applicable) on the SBIC debentures (as discussed further in Note E) which are not accounted for under the fair value option under ASC 825 (as discussed further in Note B.11.). Deferred financing costs in connection with the Credit Facility are capitalized as an asset. Deferred financing costs in connection with all other debt arrangements not using the fair value option are a direct deduction from the related debt liability.

6.     Equity Offering Costs

        The Company's equity offering costs are charged against the proceeds from equity offerings when the proceeds are received.

7.     Unearned Income—Debt Origination Fees and Original Issue Discount and Discounts/Premiums to Par Value

        Main Street capitalizes debt origination fees received in connection with financings and reflects such fees as unearned income netted against the applicable debt investments. The unearned income from the fees is accreted into income based on the effective interest method over the life of the financing.

        In connection with its portfolio debt investments, Main Street sometimes receives nominal cost warrants or warrants with an exercise price below the fair value of the underlying equity (together, "nominal cost equity") that are valued as part of the negotiation process with the particular portfolio

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

company. When Main Street receives nominal cost equity, Main Street allocates its cost basis in its investment between its debt security and its nominal cost equity at the time of origination based on amounts negotiated with the particular portfolio company. The allocated amounts are based upon the fair value of the nominal cost equity, which is then used to determine the allocation of cost to the debt security. Any discount recorded on a debt investment resulting from this allocation is reflected as unearned income, which is netted against the applicable debt investment, and accreted into interest income based on the effective interest method over the life of the debt investment. The actual collection of this interest is deferred until the time of debt principal repayment.

        Main Street may also purchase debt securities at a discount or at a premium to the par value of the debt security. In the case of a purchase at a discount, Main Street records the investment at the par value of the debt security net of the discount, and the discount is accreted into interest income based on the effective interest method over the life of the debt investment. In the case of a purchase at a premium, Main Street records the investment at the par value of the debt security plus the premium, and the premium is amortized as a reduction to interest income based on the effective interest method over the life of the debt investment.

        To maintain RIC tax treatment (as discussed in Note B.9. below), these non-cash sources of income may need to be paid out to stockholders in the form of distributions, even though Main Street may not have collected the interest income. For the years ended December 31, 2017, 2016 and 2015, approximately 3.6%, 3.1% and 2.6%, respectively, of Main Street's total investment income was attributable to interest income from the accretion of discounts associated with debt investments, net of any premium reduction.

8.     Share-Based Compensation

        Main Street accounts for its share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation—Stock Compensation. Accordingly, for restricted stock awards, Main Street measures the grant date fair value based upon the market price of its common stock on the date of the grant and amortizes the fair value of the awards as share-based compensation expense over the requisite service period, which is generally the vesting term.

        Effective January 1, 2016, Main Street elected early adoption of Accounting Standards Update ("ASU") 2016-09, Compensation—Stock Compensation: Improvements to Employee Share-Based Payment Accounting ("ASU 2016-09," as discussed further below in Note B.13.). ASU 2016-09 requires that all excess tax benefits and tax deficiencies (including tax benefits of dividends on share-based payment awards) should be recognized as income tax expense or benefit in the income statement and no longer delay recognition of a tax benefit until the tax benefit is realized through a reduction to taxes payable. The tax effects of exercised or vested awards should be treated as discrete items in the reporting period in which they occur. Additionally, ASU 2016-09 allows an entity to make an entity-wide accounting policy election to either estimate the number of awards that are expected to vest, net of forfeitures, (current GAAP) or account for forfeitures when they occur. Amendments related to the timing of when excess tax benefits are recognized, minimum statutory withholding requirements, forfeitures and intrinsic value should be applied using a modified retrospective transition method by means of a cumulative-effect adjustment to equity as of the beginning of the period in which the guidance is adopted. As such, Main Street recorded a $1.8 million adjustment to "Net Unrealized Appreciation, Net of Income Taxes" on the consolidated balance sheet to capture the cumulative tax effect as of January 1, 2016. Main Street has elected to account for forfeitures as they occur and this change had no impact on its consolidated financial statements. The additional amendments (cash flows

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

classification, minimum statutory tax withholding requirements and classification of awards as either a liability or equity) did not have an effect on Main Street's consolidated financial statements.

9.     Income Taxes

        MSCC has elected to be treated for U.S. federal income tax purposes as a RIC. MSCC's taxable income includes the taxable income generated by MSCC and certain of its subsidiaries, including the Funds, which are treated as disregarded entities for tax purposes. As a RIC, MSCC generally will not pay corporate-level U.S. federal income taxes on any net ordinary taxable income or capital gains that MSCC distributes to its stockholders. MSCC must generally distribute at least 90% of its "investment company taxable income" (which is generally its net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses) and 90% of its tax-exempt income to maintain its RIC status (pass-through tax treatment for amounts distributed). As part of maintaining RIC status, undistributed taxable income (subject to a 4% non-deductible U.S. federal excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared on or prior to the later of (i) the filing of the U.S. federal income tax return for the applicable fiscal year or (ii) the fifteenth day of the ninth month following the close of the year in which such taxable income was generated.

        The Taxable Subsidiaries primarily hold certain portfolio investments for Main Street. The Taxable Subsidiaries permit Main Street to hold equity investments in portfolio companies which are "pass-through" entities for tax purposes and to continue to comply with the "source-of-income" requirements contained in the RIC tax provisions of the Code. The Taxable Subsidiaries are consolidated with Main Street for U.S. GAAP financial reporting purposes, and the portfolio investments held by the Taxable Subsidiaries are included in Main Street's consolidated financial statements as portfolio investments and recorded at fair value. The Taxable Subsidiaries are not consolidated with MSCC for income tax purposes and may generate income tax expense, or benefit, and tax assets and liabilities, as a result of their ownership of certain portfolio investments. The taxable income, or loss, of the Taxable Subsidiaries may differ from its book income, or loss, due to temporary book and tax timing differences and permanent differences. The Taxable Subsidiaries are each taxed at their normal corporate tax rates based on their taxable income. The income tax expense, or benefit, if any, and the related tax assets and liabilities, of the Taxable Subsidiaries are reflected in Main Street's consolidated financial statements.

        The External Investment Manager is an indirect wholly owned subsidiary of MSCC owned through a Taxable Subsidiary and is a disregarded entity for tax purposes. The External Investment Manager has entered into a tax sharing agreement with its Taxable Subsidiary owner. Since the External Investment Manager is accounted for as a portfolio investment of MSCC and is not included as a consolidated subsidiary of MSCC in MSCC's consolidated financial statements, and as a result of the tax sharing agreement with its Taxable Subsidiary owner, for its stand-alone financial reporting purposes the External Investment Manager is treated as if it is taxed at normal corporate tax rates based on its taxable income and, as a result of its activities, may generate income tax expense or benefit. The income tax expense, or benefit, if any, and the related tax assets and liabilities, of the External Investment Manager are reflected in the External Investment Manager's separate financial statements.

        In December 2017, the "Tax Cuts and Jobs Act" legislation was enacted. The Tax Cuts and Jobs Act includes significant changes to the U.S. corporate tax system, including a U.S. federal corporate income tax rate reduction from 35% to 21% and other changes. ASC 740, Income Taxes, requires the effects of changes in tax rates and laws on deferred tax balances to be recognized in the period in

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

which the legislation was enacted. As such, we have accounted for the tax effects as a result of the enactment of the Tax Cuts and Jobs Act as of December 31, 2017.

        The Taxable Subsidiaries and the External Investment Manager use the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the consolidated financial statements, using statutory tax rates in effect for the year in which the temporary differences are expected to reverse. A valuation allowance is provided, if necessary, against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

        Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. Taxable income generally excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

10.   Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

        Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption of an investment or a financial instrument and the cost basis of the investment or financial instrument, without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period net of recoveries and realized gains or losses from in-kind redemptions. Net change in unrealized appreciation or depreciation reflects the net change in the fair value of the Investment Portfolio and financial instruments and the reclassification of any prior period unrealized appreciation or depreciation on exited investments and financial instruments to realized gains or losses.

11.   Fair Value of Financial Instruments

        Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Main Street believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, receivables, payables and other liabilities approximate the fair values of such items due to the short-term nature of these instruments.

        As part of Main Street's acquisition of the majority of the equity interests of MSC II in January 2010 (the "MSC II Acquisition"), Main Street elected the fair value option under ASC 825, Financial Instruments ("ASC 825"), relating to accounting for debt obligations at their fair value, for the MSC II SBIC debentures acquired as part of the acquisition accounting related to the MSC II Acquisition and values those obligations as discussed further in Note C. In order to provide for a more consistent basis of presentation, Main Street has continued to elect the fair value option for SBIC debentures issued by MSC II subsequent to the MSC II Acquisition. When the fair value option is elected for a given SBIC debenture, the deferred loan costs associated with the debenture are fully expensed in the current period to "Net Change in Unrealized Appreciation (Depreciation)—SBIC debentures" as part of the fair value adjustment. Interest incurred in connection with SBIC debentures which are valued at fair value is included in interest expense.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.   Earnings per Share

        Basic and diluted per share calculations are computed utilizing the weighted-average number of shares of common stock outstanding for the period. In accordance with ASC 260, Earnings Per Share, the unvested shares of restricted stock awarded pursuant to Main Street's equity compensation plans are participating securities and, therefore, are included in the basic earnings per share calculation. As a result, for all periods presented, there is no difference between diluted earnings per share and basic earnings per share amounts.

13.   Recently Issued or Adopted Accounting Standards

        In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). ASU 2014-09 supersedes the revenue recognition requirements under ASC 605, Revenue Recognition, and most industry-specific guidance throughout the Industry Topics of the ASC. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which an entity expects to be entitled in exchange for those goods or services. Under the new guidance, an entity is required to perform the following five steps: (1) identify the contract(s) with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract; and (5) recognize revenue when (or as) the entity satisfies a performance obligation. The new guidance will significantly enhance comparability of revenue recognition practices across entities, industries, jurisdictions and capital markets. Additionally, the guidance requires improved disclosures as to the nature, amount, timing and uncertainty of revenue that is recognized. In March 2016, the FASB issued ASU 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations (Reporting Revenue Gross versus Net), which clarified the implementation guidance on principal versus agent considerations. In April 2016, the FASB issued ASU 2016-10, Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing, which clarified the implementation guidance regarding performance obligations and licensing arrangements. In May 2016, the FASB issued ASU No. 2016-12, Revenue from Contracts with Customers (Topic 606)—Narrow-Scope Improvements and Practical Expedients, which clarified guidance on assessing collectability, presenting sales tax, measuring noncash consideration, and certain transition matters. In December 2016, the FASB issued ASU No. 2016-20, Revenue from Contracts with Customers (Topic 606)—Technical Corrections and Improvements, which provided disclosure relief, and clarified the scope and application of the new revenue standard and related cost guidance. The new guidance will be effective for the annual reporting period beginning after December 15, 2017, including interim periods within that reporting period. Early adoption would be permitted for annual reporting periods beginning after December 15, 2016. Main Street expects to identify similar performance obligations under ASC 606 as compared with deliverables and separate units of account previously identified. As a result, Main Street expects timing of its revenue recognition to remain the same.

        In April 2015, the FASB issued ASU 2015-03, Interest—Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs, which requires debt financing costs related to a recognized debt liability to be presented on the balance sheet as a direct deduction from the related debt liability, similar to the presentation of debt discounts. Additionally in August 2015, the FASB issued ASU 2015-15, Interest—Imputation of Interest: Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements, which provides further clarification on the same topic and states that the SEC would not object to the deferral and presentation of debt issuance costs as an asset and subsequent amortization of the deferred costs over the term of the line-of-credit

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

arrangement, regardless of whether there are any outstanding borrowings on the line-of-credit arrangement. Main Street adopted the guidance for debt arrangements that are not line-of-credit arrangements as of June 30, 2017. Comparative financial statements of prior interim and annual periods have been adjusted to apply the new method retrospectively. As a result of the adoption, Main Street reclassified $7.9 million of deferred financing costs assets to a direct deduction from the related debt liability on the consolidated balance sheet as of December 31, 2016. The adoption of this guidance had no impact on net assets, the consolidated statements of operations or the consolidated statements of cash flows.

        In May 2015, the FASB issued ASU 2015-07, Fair Value Measurements—Disclosures for Certain Entities that Calculate Net Asset Value per Share. This amendment updates guidance intended to eliminate the diversity in practice surrounding how investments measured at net asset value under the practical expedient with future redemption dates have been categorized in the fair value hierarchy. Under the updated guidance, investments for which fair value is measured at net asset value per share using the practical expedient should no longer be categorized in the fair value hierarchy, while investments for which fair value is measured at net asset value per share but the practical expedient is not applied should continue to be categorized in the fair value hierarchy. The updated guidance requires retrospective adoption for all periods presented and is effective for interim and annual reporting periods beginning after December 15, 2015, with early adoption permitted. Main Street adopted this standard during the three months ended March 31, 2016. There was no impact of the adoption of this new accounting standard on Main Street's consolidated financial statements as none of its investments are measured through the use of the practical expedient.

        In February 2016, the FASB issued ASU 2016-02, Leases, which requires lessees to recognize on the balance sheet a right-of-use asset, representing its right to use the underlying asset for the lease term, and a lease liability for all leases with terms greater than 12 months. The guidance also requires qualitative and quantitative disclosures designed to assess the amount, timing, and uncertainty of cash flows arising from leases. The standard requires the use of a modified retrospective transition approach, which includes a number of optional practical expedients that entities may elect to apply. The new guidance is effective for annual periods beginning after December 15, 2018, and interim periods therein. Early application is permitted. While Main Street continues to assess the effect of adoption, Main Street currently believes the most significant change relates to the recognition of a new right-of-use asset and lease liability on its consolidated balance sheet for its office space operating lease. Main Street currently has one operating lease for office space and does not expect a significant change in the leasing activity between now and adoption. See further discussion of the operating lease obligation in Note M.

        In March 2016, the FASB issued ASU 2016-09, which is intended to simplify several aspects of the accounting for share-based payment transactions, including the income tax consequences, classification of awards as either equity or liabilities, and classification on the statement of cash flows. The new guidance is effective for annual periods beginning after December 15, 2016, and interim periods therein. Early application is permitted. Main Street elected to early adopt this standard during the three months ended March 31, 2016. See further discussion of the impact of the adoption of this standard in Note B.8.

        In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230), which is intended to reduce the existing diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The guidance is effective for annual periods beginning after December 15, 2017, and interim periods therein. Early application is permitted. The

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

impact of the adoption of this new accounting standard on Main Street's consolidated financial statements is not expected to be material.

        From time to time, new accounting pronouncements are issued by the FASB or other standards setting bodies that are adopted by Main Street as of the specified effective date. Main Street believes that the impact of recently issued standards and any that are not yet effective will not have a material impact on its consolidated financial statements upon adoption.

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION

        ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements. Main Street accounts for its investments at fair value.

Fair Value Hierarchy

        In accordance with ASC 820, Main Street has categorized its investments based on the priority of the inputs to the valuation technique into a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical investments (Level 1) and the lowest priority to unobservable inputs (Level 3).

        Investments recorded on Main Street's balance sheet are categorized based on the inputs to the valuation techniques as follows:

          Level 1—Investments whose values are based on unadjusted quoted prices for identical assets in an active market that Main Street has the ability to access (examples include investments in active exchange-traded equity securities and investments in most U.S. government and agency securities).

          Level 2—Investments whose values are based on quoted prices in markets that are not active or model inputs that are observable either directly or indirectly for substantially the full term of the investment. Level 2 inputs include the following:

    •
    Quoted prices for similar assets in active markets (for example, investments in restricted stock);

    •
    Quoted prices for identical or similar assets in non-active markets (for example, investments in thinly traded public companies);

    •
    Pricing models whose inputs are observable for substantially the full term of the investment (for example, market interest rate indices); and

    •
    Pricing models whose inputs are derived principally from, or corroborated by, observable market data through correlation or other means for substantially the full term of the investment.

          Level 3—Investments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement (for example, investments in illiquid securities issued by private companies). These inputs reflect management's own assumptions about the assumptions a market participant would use in pricing the investment.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        As required by ASC 820, when the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore, unrealized appreciation and depreciation related to such investments categorized within the Level 3 tables below may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3). Main Street conducts reviews of fair value hierarchy classifications on a quarterly basis. During the classification process, Main Street may determine that it is appropriate to transfer investments between fair value hierarchy Levels. These transfers occur when Main Street has concluded that it is appropriate for the classification of an individual asset to be changed due to a change in the factors used to determine the selection of the Level. Any such changes are deemed to be effective during the quarter in which the transfer occurs.

        As of December 31, 2017, all of Main Street's LMM portfolio investments consisted of illiquid securities issued by private companies. As a result, as of December 31, 2017, the fair value determination for all of Main Street's LMM portfolio investments primarily consisted of unobservable inputs. As a result, all of Main Street's LMM portfolio investments were categorized as Level 3 as of December 31, 2017. As of December 31, 2016, all of Main Street's LMM portfolio investments except for the equity investment in one portfolio company consisted of illiquid securities issued by private companies. The investment which was the exception was in a company with publicly traded equity. As a result, the fair value determination for the LMM portfolio investments primarily consisted of unobservable inputs. The fair value determination for the publicly traded equity security consisted of observable inputs in non-active markets for which sufficient observable inputs were available to determine the fair value. As a result, all of Main Street's LMM portfolio investments were categorized as Level 3 as of December 31, 2016, except for the one publicly traded equity security which was categorized as Level 2.

        As of December 31, 2017 and 2016, Main Street's Middle Market portfolio investments consisted primarily of investments in secured and unsecured debt investments and independently rated debt investments. The fair value determination for these investments consisted of a combination of observable inputs in non-active markets for which sufficient observable inputs were not available to determine the fair value of these investments and unobservable inputs. As a result, all of Main Street's Middle Market portfolio investments were categorized as Level 3 as of December 31, 2017 and 2016.

        As of December 31, 2017 and 2016, Main Street's Private Loan portfolio investments primarily consisted of investments in interest-bearing secured debt investments. The fair value determination for these investments consisted of a combination of observable inputs in non-active markets for which sufficient observable inputs were not available to determine the fair value of these investments and unobservable inputs. As a result, all of Main Street's Private Loan portfolio investments were categorized as Level 3 as of December 31, 2017 and 2016.

        As of December 31, 2017 and 2016, Main Street's Other Portfolio investments consisted of illiquid securities issued by private companies. The fair value determination for these investments primarily consisted of unobservable inputs. As a result, all of Main Street's Other Portfolio investments were categorized as Level 3 as of December 31, 2017 and 2016.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        The fair value determination of each portfolio investment categorized as Level 3 required one or more of the following unobservable inputs:

  •
  Financial information obtained from each portfolio company, including unaudited statements of operations and balance sheets for the most recent period available as compared to budgeted numbers;

  •
  Current and projected financial condition of the portfolio company;

  •
  Current and projected ability of the portfolio company to service its debt obligations;

  •
  Type and amount of collateral, if any, underlying the investment;

  •
  Current financial ratios (e.g., fixed charge coverage ratio, interest coverage ratio and net debt/EBITDA ratio) applicable to the investment;

  •
  Current liquidity of the investment and related financial ratios (e.g., current ratio and quick ratio);

  •
  Pending debt or capital restructuring of the portfolio company;

  •
  Projected operating results of the portfolio company;

  •
  Current information regarding any offers to purchase the investment;

  •
  Current ability of the portfolio company to raise any additional financing as needed;

  •
  Changes in the economic environment which may have a material impact on the operating results of the portfolio company;

  •
  Internal occurrences that may have an impact (both positive and negative) on the operating performance of the portfolio company;

  •
  Qualitative assessment of key management;

  •
  Contractual rights, obligations or restrictions associated with the investment; and

  •
  Other factors deemed relevant.

        The significant unobservable inputs used in the fair value measurement of Main Street's LMM equity securities, which are generally valued through an average of the discounted cash flow technique and the market comparable/enterprise value technique (unless one of these approaches is determined to not be appropriate), are (i) EBITDA multiples and (ii) the weighted-average cost of capital ("WACC"). Significant increases (decreases) in EBITDA multiple inputs in isolation would result in a significantly higher (lower) fair value measurement. On the contrary, significant increases (decreases) in WACC inputs in isolation would result in a significantly lower (higher) fair value measurement. The significant unobservable inputs used in the fair value measurement of Main Street's LMM, Middle Market, Private Loan and Other Portfolio debt securities are (i) risk adjusted discount rates used in the Yield-to-Maturity valuation technique (described in Note B.1.—Valuation of the Investment Portfolio) and (ii) the percentage of expected principal recovery. Significant increases (decreases) in any of these discount rates in isolation would result in a significantly lower (higher) fair value measurement. Significant increases (decreases) in any of these expected principal recovery percentages in isolation would result in a significantly higher (lower) fair value measurement. However, due to the nature of certain investments, fair value measurements may be based on other criteria, such as third-party appraisals of collateral and fair values as determined by independent third parties, which are not presented in the tables below.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        The following tables provide a summary of the significant unobservable inputs used to fair value Main Street's Level 3 portfolio investments as of December 31, 2017 and 2016:

Type of Investment	Fair Value as of December 31, 2017 (in thousands)	Valuation Technique	Significant Unobservable Inputs	Range(3)	Weighted Average(3)	Median(3)
Equity investments	$653,008	Discounted cash flow	WACC	11.1% - 23.2%	13.7%	14.0%
		Market comparable / Enterprise Value	EBITDA multiple(1)	4.3x - 8.5x(2)	7.3x	6.0x
Debt investments	$858,816	Discounted cash flow	Risk adjusted discount factor	6.7% - 16.1%(2)	11.2%	11.0%
			Expected principal recovery percentage	2.9% - 100.0%	99.8%	100.0%
Debt investments	$659,481	Market approach	Third-party quote	11.0 - 106.0

Total Level 3 investments	$2,171,305

(1)
EBITDA may include proforma adjustments and/or other addbacks based on specific circumstances related to each investment.

(2)
Range excludes outliers that are greater than one standard deviation from the mean. Including these outliers, the range for EBITDA multiple is 4.0x - 17.5x and the range for risk adjusted discount factor is 4.3% - 30.0%.

(3)
Does not include investments for which the valuation technique does not include the use of the applicable fair value input.

Type of Investment	Fair Value as of December 31, 2016 (in thousands)	Valuation Technique	Significant Unobservable Inputs	Range(3)	Weighted Average(3)	Median(3)
Equity investments	$567,003	Discounted cash flow	Weighted-average cost of capital	10.4% - 23.1%	13.0%	13.7%
		Market comparable / Enterprise Value	EBITDA multiple(1)	4.5x - 8.5x(2)	7.1x	6.0x
Debt investments	$808,895	Discounted cash flow	Risk adjusted discount factor	7.4% - 15.9%(2)	11.8%	11.6%
			Expected principal recovery percentage	3.0% - 100.0%	99.7%	100.0%
Debt investments	$618,928	Market approach	Third-party quote	22.5 - 108.0

Total Level 3 investments	$1,994,826

(1)
EBITDA may include proforma adjustments and/or other addbacks based on specific circumstances related to each investment.

(2)
Range excludes outliers that are greater than one standard deviation from the mean. Including these outliers, the range for EBITDA multiple is 3.3x - 17.5x and the range for risk adjusted discount factor is 4.8% - 38.0%.

(3)
Does not include investments for which the valuation technique does not include the use of the applicable fair value input.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        The following tables provide a summary of changes in fair value of Main Street's Level 3 portfolio investments for the years ended December 31, 2017 and 2016 (amounts in thousands):

Type of Investment	Fair Value as of December 31, 2016	Transfers Into Level 3 Hierarchy	Redemptions/ Repayments	New Investments	Net Changes from Unrealized to Realized	Net Unrealized Appreciation (Depreciation)	Other(1)	Fair Value as of December 31, 2017
Debt	$1,427,823	$—	$(753,240)	$848,014	$25,146	$(19,664)	$(9,782)	$1,518,297
Equity	549,453	—	(44,773)	74,227	(25,596)	77,583	10,599	641,493
Equity Warrant	17,550	—	(4,697)	331	(549)	(303)	(817)	11,515

	$1,994,826	$—	$(802,710)	$922,572	$(999)	$57,616	$—	$2,171,305

(1)
Includes the impact of non-cash conversions.

Type of Investment	Fair Value as of December 31, 2015	Transfers Into Level 3 Hierarchy	Redemptions/ Repayments	New Investments	Net Changes from Unrealized to Realized	Net Unrealized Appreciation (Depreciation)	Other(1)	Fair Value as of December 31, 2016
Debt	$1,265,544	$—	$(431,871)	$555,490	$44,515	$1,295	$(7,150)	$1,427,823
Equity	519,966	—	(15,799)	86,037	(60,544)	12,643	7,150	549,453
Equity Warrant	10,646	—	(1,011)	5,928	1,011	976	—	17,550

	$1,796,156	$—	$(448,681)	$647,455	$(15,018)	$14,914	$—	$1,994,826

(1)
Includes the impact of non-cash conversions.

        As of December 31, 2017 and 2016, the fair value determination for the SBIC debentures recorded at fair value primarily consisted of unobservable inputs. As a result, the SBIC debentures which are recorded at fair value were categorized as Level 3. Main Street determines the fair value of these instruments primarily using a Yield-to-Maturity approach that analyzes the discounted cash flows of interest and principal for each SBIC debenture recorded at fair value based on estimated market interest rates for debt instruments of similar structure, terms, and maturity. Main Street's estimate of the expected repayment date of principal for each SBIC debenture recorded at fair value is the legal maturity date of the instrument. The significant unobservable inputs used in the fair value measurement of Main Street's SBIC debentures recorded at fair value are the estimated market interest rates used to fair value each debenture using the yield valuation technique described above. Significant increases (decreases) in the estimated market interest rates in isolation would result in a significantly lower (higher) fair value measurement.

        The following tables provide a summary of the significant unobservable inputs used to fair value Main Street's Level 3 SBIC debentures as of December 31, 2017 and 2016 (amounts in thousands):

Type of Instrument	Fair Value as of December 31, 2017	Valuation Technique	Significant Unobservable Inputs	Range	Weighted Average
SBIC debentures	$48,608	Discounted cash flow	Estimated market interest rates	4.9% - 5.5%	5.1%

Type of Instrument	Fair Value as of December 31, 2016	Valuation Technique	Significant Unobservable Inputs	Range	Weighted Average
SBIC debentures	$74,803	Discounted cash flow	Estimated market interest rates	3.4% - 5.3%	4.2%

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        The following tables provide a summary of changes for the Level 3 SBIC debentures recorded at fair value for the years ended December 31, 2017 and 2016 (amounts in thousands):

Type of Instrument	Fair Value as of December 31, 2016	Repayments	Net Realized Loss	New SBIC Debentures	Net Unrealized (Appreciation) Depreciation	Fair Value as of December 31, 2017
SBIC debentures at fair value	$74,803	$(25,200)	$5,217	$—	$(6,212)	$48,608

Type of Instrument	Fair Value as of December 31, 2015	Repayments	New SBIC Debentures	Net Unrealized (Appreciation) Depreciation	Fair Value as of December 31, 2016
SBIC debentures at fair value	$73,860	$—	$—	$943	$74,803

        At December 31, 2017 and 2016, Main Street's investments and SBIC debentures at fair value were categorized as follows in the fair value hierarchy for ASC 820 purposes:

		Fair Value Measurements
		(in thousands)
At December 31, 2017	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
LMM portfolio investments	$948,196	$—	$—	$948,196
Middle Market portfolio investments	609,256	—	—	609,256
Private Loan portfolio investments	467,475	—	—	467,475
Other Portfolio investments	104,610	—	—	104,610
External Investment Manager	41,768	—	—	41,768

Total portfolio investments	2,171,305	—	—	2,171,305
Marketable securities and idle funds investments	—	—	—	—

Total investments	$2,171,305	$—	$—	$2,171,305

SBIC debentures at fair value	$48,608	$—	$—	$48,608

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

		Fair Value Measurements
		(in thousands)
At December 31, 2016	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
LMM portfolio investments	$892,592	$—	$2,080	$890,512
Middle Market portfolio investments	630,578	—	—	630,578
Private Loan portfolio investments	342,867	—	—	342,867
Other Portfolio investments	100,252	—	—	100,252
External Investment Manager	30,617	—	—	30,617

Total portfolio investments	1,996,906	—	2,080	1,994,826
Marketable securities and idle funds investments	—	—	—	—

Total investments	$1,996,906	$—	$2,080	$1,994,826

SBIC debentures at fair value	$74,803	$—	$—	$74,803

Investment Portfolio Composition

        Main Street's LMM portfolio investments primarily consist of secured debt, equity warrants and direct equity investments in privately held, LMM companies based in the United States. Main Street's LMM portfolio companies generally have annual revenues between $10 million and $150 million, and its LMM investments generally range in size from $5 million to $50 million. The LMM debt investments are typically secured by either a first or second priority lien on the assets of the portfolio company, generally bear interest at fixed rates, and generally have a term of between five and seven years from the original investment date. In most LMM portfolio investments, Main Street receives nominally priced equity warrants and/or makes direct equity investments in connection with a debt investment.

        Main Street's Middle Market portfolio investments primarily consist of direct investments in or secondary purchases of interest-bearing debt securities in privately held companies based in the United States that are generally larger in size than the companies included in Main Street's LMM portfolio. Main Street's Middle Market portfolio companies generally have annual revenues between $150 million and $1.5 billion, and its Middle Market investments generally range in size from $3 million to $20 million. Main Street's Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have a term of between three and seven years from the original investment date.

        Main Street's private loan ("Private Loan") portfolio investments are primarily debt securities in privately held companies which have been originated through strategic relationships with other investment funds on a collaborative basis, and are often referred to in the debt markets as "club deals." Private Loan investments are typically similar in size, structure, terms and conditions to investments Main Street holds in its LMM portfolio and Middle Market portfolio. Main Street's Private Loan portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have a term of between three and seven years from the original investment date.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        Main Street's other portfolio ("Other Portfolio") investments primarily consist of investments which are not consistent with the typical profiles for LMM, Middle Market and Private Loan portfolio investments, including investments which may be managed by third parties. In the Other Portfolio, Main Street may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds. For Other Portfolio investments, Main Street generally receives distributions related to the assets held by the portfolio company. Those assets are typically expected to be liquidated over a five to ten year period.

        Main Street's external asset management business is conducted through its External Investment Manager. The External Investment Manager earns management fees based on the assets of the funds under management and may earn incentive fees, or a carried interest, based on the performance of the funds managed. Main Street entered into an agreement with the External Investment Manager to share employees in connection with its asset management business generally, and specifically for its relationship with HMS Income Fund, Inc. ("HMS Income"). Through this agreement, Main Street shares employees with the External Investment Manager, including their related infrastructure, business relationships, management expertise and capital raising capabilities. Main Street allocates the related expenses to the External Investment Manager pursuant to the sharing agreement. Main Street's total expenses for the years ended December 31, 2017, 2016 and 2015 are net of expenses allocated to the External Investment Manager of $6.4 million, $5.1 million and $4.3 million, respectively.

        Investment income, consisting of interest, dividends and fees, can fluctuate dramatically due to various factors, including the level of new investment activity, repayments of debt investments or sales of equity interests. Investment income in any given year could also be highly concentrated among several portfolio companies. For the years ended December 31, 2017, 2016 and 2015, Main Street did not record investment income from any single portfolio company in excess of 10% of total investment income.

        The following tables provide a summary of Main Street's investments in the LMM, Middle Market and Private Loan portfolios as of December 31, 2017 and 2016 (this information excludes the Other Portfolio investments and the External Investment Manager which are discussed further below):

	As of December 31, 2017
	LMM(a)	Middle Market	Private Loan
	(dollars in millions)
Number of portfolio companies	70	62	54
Fair value	$948.2	$609.3	$467.5
Cost	$776.5	$629.7	$489.2
% of portfolio at cost—debt	67.1%	97.3%	93.6%
% of portfolio at cost—equity	32.9%	2.7%	6.4%
% of debt investments at cost secured by first priority lien	98.1%	90.5%	94.5%
Weighted-average annual effective yield(b)	12.0%	9.0%	9.2%
Average EBITDA(c)	$4.4	$78.3	$39.6

(a)
At December 31, 2017, Main Street had equity ownership in approximately 97% of its LMM portfolio companies, and the average fully diluted equity ownership in those portfolio companies was approximately 39%.

(b)
The weighted-average annual effective yields were computed using the effective interest rates for all debt investments at cost as of December 31, 2017, including amortization of

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

  deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments and any debt investments on non-accrual status. The weighted-average annual effective yield is higher than what an investor in shares of Main Street's common stock will realize on its investment because it does not reflect Main Street's expenses or any sales load paid by an investor.

(c)
The average EBITDA is calculated using a simple average for the LMM portfolio and a weighted-average for the Middle Market and Private Loan portfolios. These calculations exclude certain portfolio companies, including six LMM portfolio companies, one Middle Market portfolio company and three Private Loan portfolio companies, as EBITDA is not a meaningful valuation metric for Main Street's investments in these portfolio companies, and those portfolio companies whose primary purpose is to own real estate.

	As of December 31, 2016
	LMM(a)	Middle Market	Private Loan
	(dollars in millions)
Number of portfolio companies	73	78	46
Fair value	$892.6	$630.6	$342.9
Cost	$760.3	$646.8	$357.7
% of portfolio at cost—debt	69.1%	97.2%	93.5%
% of portfolio at cost—equity	30.9%	2.8%	6.5%
% of debt investments at cost secured by first priority lien	92.1%	89.1%	89.0%
Weighted-average annual effective yield(b)	12.5%	8.5%	9.6%
Average EBITDA(c)	$5.9	$98.6	$22.7

(a)
At December 31, 2016, Main Street had equity ownership in approximately 99% of its LMM portfolio companies, and the average fully diluted equity ownership in those portfolio companies was approximately 36%.

(b)
The weighted-average annual effective yields were computed using the effective interest rates for all debt investments at cost as of December 31, 2016, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments and any debt investments on non-accrual status. The weighted-average annual effective yield is higher than what an investor in shares of Main Street's common stock will realize on its investment because it does not reflect Main Street's expenses or any sales load paid by an investor.

(c)
The average EBITDA is calculated using a simple average for the LMM portfolio and a weighted-average for the Middle Market and Private Loan portfolios. These calculations exclude certain portfolio companies, including five LMM portfolio companies, one Middle Market portfolio company and three Private Loan portfolio companies, as EBITDA is not a meaningful valuation metric for Main Street's investments in these portfolio companies.

        As of December 31, 2017, Main Street had Other Portfolio investments in eleven companies, collectively totaling approximately $104.6 million in fair value and approximately $109.4 million in cost basis and which comprised approximately 4.8% of Main Street's Investment Portfolio at fair value. As of December 31, 2016, Main Street had Other Portfolio investments in ten companies, collectively totaling approximately $100.3 million in fair value and approximately $107.1 million in cost basis and which comprised approximately 5.0% of Main Street's Investment Portfolio at fair value.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        As discussed further in Note A.1., Main Street holds an investment in the External Investment Manager, a wholly owned subsidiary that is treated as a portfolio investment. As of December 31, 2017, there was no cost basis in this investment and the investment had a fair value of approximately $41.8 million, which comprised approximately 1.9% of Main Street's Investment Portfolio at fair value. As of December 31, 2016, there was no cost basis in this investment and the investment had a fair value of approximately $30.6 million, which comprised approximately 1.5% of Main Street's Investment Portfolio at fair value.

        The following tables summarize the composition of Main Street's total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments at cost and fair value by type of investment as a percentage of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments, as of December 31, 2017 and 2016 (this information excludes the Other Portfolio investments and the External Investment Manager).

Cost:	December 31, 2017	December 31, 2016
First lien debt	79.0%	76.1%
Equity	15.3%	14.5%
Second lien debt	4.5%	7.7%
Equity warrants	0.7%	1.1%
Other	0.5%	0.6%

	100.0%	100.0%

Fair Value:	December 31, 2017	December 31, 2016
First lien debt	70.5%	68.7%
Equity	24.4%	22.6%
Second lien debt	4.1%	7.2%
Equity warrants	0.6%	0.9%
Other	0.4%	0.6%

	100.0%	100.0%

        The following tables summarize the composition of Main Street's total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments by geographic region of the United States and other countries at cost and fair value as a percentage of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments, as of December 31, 2017 and 2016 (this information excludes the Other Portfolio investments and the External Investment Manager). The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

Cost:	December 31, 2017	December 31, 2016
Southwest	26.1%	29.7%
Midwest	22.3%	23.0%
West	20.7%	16.1%
Northeast	15.2%	14.8%
Southeast	12.8%	13.1%
Canada	1.9%	1.7%
Other Non-United States	1.0%	1.6%

	100.0%	100.0%

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Fair Value:	December 31, 2017	December 31, 2016
Southwest	26.8%	31.0%
West	23.7%	18.3%
Midwest	20.3%	21.2%
Northeast	14.6%	13.9%
Southeast	11.9%	12.7%
Canada	1.8%	1.4%
Other Non-United States	0.9%	1.5%

	100.0%	100.0%

        Main Street's LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments are in companies conducting business in a variety of industries. The following tables summarize the composition of Main Street's total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments by industry at cost and fair value

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

as of December 31, 2017 and 2016 (this information excludes the Other Portfolio investments and the External Investment Manager).

Cost:	December 31, 2017	December 31, 2016
Energy Equipment & Services	6.9%	7.5%
Construction & Engineering	6.4%	5.3%
Hotels, Restaurants & Leisure	6.2%	6.5%
Specialty Retail	5.3%	4.4%
Machinery	5.2%	5.6%
Commercial Services & Supplies	4.5%	5.0%
Media	4.4%	5.7%
Diversified Telecommunication Services	4.1%	3.3%
IT Services	3.9%	3.9%
Professional Services	3.7%	1.4%
Electronic Equipment, Instruments & Components	3.4%	4.5%
Internet Software & Services	3.4%	3.6%
Aerospace & Defense	3.3%	0.9%
Leisure Equipment & Products	3.0%	0.9%
Health Care Providers & Services	2.9%	3.0%
Computers & Peripherals	2.8%	2.2%
Software	2.5%	2.6%
Communications Equipment	2.3%	2.3%
Health Care Equipment & Supplies	2.0%	2.3%
Distributors	1.9%	1.1%
Food Products	1.9%	2.6%
Building Products	1.9%	2.1%
Auto Components	1.9%	3.0%
Construction Materials	1.7%	0.7%
Diversified Consumer Services	1.6%	2.8%
Diversified Financial Services	1.6%	2.3%
Oil, Gas & Consumable Fuels	1.6%	1.2%
Internet & Catalog Retail	1.3%	0.7%
Road & Rail	1.0%	1.5%
Real Estate Management & Development	1.0%	0.7%
Air Freight & Logistics	0.9%	1.0%
Consumer Finance	0.7%	1.5%
Other(1)	4.8%	7.9%

	100.0%	100.0%

(1)
Includes various industries with each industry individually less than 1.0% of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments at each date.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Fair Value:	December 31, 2017	December 31, 2016
Machinery	6.4%	6.7%
Construction & Engineering	6.3%	5.6%
Energy Equipment & Services	6.2%	5.8%
Hotels, Restaurants & Leisure	5.9%	6.5%
Diversified Consumer Services	5.9%	5.5%
Specialty Retail	5.3%	4.6%
Commercial Services & Supplies	4.1%	5.0%
IT Services	4.0%	3.7%
Media	3.8%	5.2%
Professional Services	3.5%	1.3%
Diversified Telecommunication Services	3.4%	2.5%
Internet Software & Services	3.2%	3.5%
Aerospace & Defense	3.1%	0.8%
Computers & Peripherals	3.0%	2.3%
Leisure Equipment & Products	2.9%	0.9%
Electronic Equipment, Instruments & Components	2.8%	3.9%
Health Care Providers & Services	2.8%	2.9%
Software	2.5%	2.6%
Communications Equipment	2.2%	2.3%
Health Care Equipment & Supplies	2.1%	2.4%
Construction Materials	1.9%	1.0%
Distributors	1.8%	1.1%
Food Products	1.8%	2.4%
Building Products	1.8%	1.9%
Diversified Financial Services	1.6%	2.3%
Auto Components	1.6%	2.9%
Oil, Gas & Consumable Fuels	1.5%	1.1%
Real Estate Management & Development	1.1%	0.7%
Internet & Catalog Retail	1.1%	0.6%
Air Freight & Logistics	1.0%	1.1%
Road & Rail	1.0%	2.5%
Consumer Finance	0.6%	1.3%
Other(1)	3.8%	7.1%

	100.0%	100.0%

(1)
Includes various industries with each industry individually less than 1.0% of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments at each date.

        At December 31, 2017 and 2016, Main Street had no portfolio investment that was greater than 10% of the Investment Portfolio at fair value.

Unconsolidated Significant Subsidiaries

        In accordance with Rules 3-09 and 4-08(g) of Regulation S-X, Main Street must determine which of its unconsolidated controlled portfolio companies, if any, are considered "significant subsidiaries." In evaluating these unconsolidated controlled portfolio companies, there are three tests utilized to determine if any of Main Street's Control Investments (as defined in Note A, including those unconsolidated portfolio companies defined as Control Investments in which Main Street does not own

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

greater than 50% of the voting securities) are considered significant subsidiaries: the investment test, the asset test and the income test. Rule 3-09 of Regulation S-X, as interpreted by the SEC, requires Main Street to include separate audited financial statements of an unconsolidated majority-owned subsidiary (Control Investments in which Main Street owns greater than 50% of the voting securities) in an annual report if any of the three tests exceed 20% of Main Street's total investments at fair value, total assets or total income, respectively. Rule 4-08(g) of Regulation S-X requires summarized financial information of a Control Investment in an annual report if any of the three tests exceeds 10% of Main Street's annual total amounts and Rule 10-01(b)(1) of Regulation S-X requires summarized financial information in a quarterly report if any of the three tests exceeds 20% of Main Street's year-to-date total amounts.

        As of December 31, 2017 and 2016, Main Street had no single investment that represented greater than 10% of its total Investment Portfolio at fair value and no single investment whose total assets represented greater than 10% of its total assets. After performing the income test for the years ended December 31, 2017 and 2016, Main Street determined that its income from one of its Control Investments individually generated more than 10% of its total income, primarily due to the unrealized appreciation that was recognized on the investment. As such, CBT Nuggets, LLC, an unconsolidated portfolio company that was a Control Investment, but for which Main Street was not the majority owner and did not have rights to maintain greater than 50% of the board representation, was considered a significant subsidiary at the 10% level as of December 31, 2017 and 2016. Additionally, after performing the income test for the year ended December 31, 2015, excluding investments which were fully exited after December 31, 2015, CBT Nuggets, LLC and the wholly owned External Investment Manager were each considered significant subsidiaries at the 10% income level (see further discussion and summarized financial information of the External Investment Manager in Note D).

        The following table shows the summarized financial information for CBT Nuggets, LLC:

	As of December 31,
	2017	2016
	(dollars in thousands)
Balance Sheet Data
Current Assets	$14,585	$7,288
Noncurrent Assets	11,769	13,609
Current Liabilities	17,570	17,871
Noncurrent Liabilities	—	—

	Twelve Months Ended December 31,
	2017	2016	2015
	(dollars in thousands)
Summary of Operations
Total Revenue	$40,802	$38,779	$33,924
Gross Profit	35,837	33,661	29,352
Income from Operations	9,018	13,117	12,099
Net Income	18,379	12,819	12,343

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE D—EXTERNAL INVESTMENT MANAGER

        As discussed further in Note A.1., the External Investment Manager provides investment management and other services to External Parties. The External Investment Manager is accounted for as a portfolio investment of MSCC since the External Investment Manager conducts all of its investment management activities for External Parties.

        During May 2012, Main Street entered into an investment sub-advisory agreement with HMS Adviser, LP ("HMS Adviser"), which is the investment advisor to HMS Income, a non-listed BDC, to provide certain investment advisory services to HMS Adviser. In December 2013, after obtaining required no-action relief from the SEC to allow it to own a registered investment adviser, Main Street assigned the sub-advisory agreement to the External Investment Manager since the fees received from such arrangement could otherwise have negative consequences on MSCC's ability to meet the source-of-income requirement necessary for it to maintain its RIC tax treatment. Under the investment sub-advisory agreement, the External Investment Manager is entitled to 50% of the base management fee and the incentive fees earned by HMS Adviser under its advisory agreement with HMS Income. The External Investment Manager has conditionally agreed to waive a limited amount of the incentive fees otherwise earned. During the years ended December 31, 2017, 2016 and 2015, the External Investment Manager earned $10.9 million, $9.5 million and $7.8 million, respectively, of management fees (net of fees waived, if any) under the sub-advisory agreement with HMS Adviser.

        The investment in the External Investment Manager is accounted for using fair value accounting, with the fair value determined by Main Street and approved, in good faith, by Main Street's Board of Directors. Main Street determines the fair value of the External Investment Manager using the Waterfall valuation method under the market approach (see further discussion in Note B.1.). Any change in fair value of the investment in the External Investment Manager is recognized on Main Street's consolidated statements of operations in "Net Change in Unrealized Appreciation (Depreciation)—Portfolio investments."

        The External Investment Manager is an indirect wholly owned subsidiary of MSCC owned through a Taxable Subsidiary and is a disregarded entity for tax purposes. The External Investment Manager has entered into a tax sharing agreement with its Taxable Subsidiary owner. Since the External Investment Manager is accounted for as a portfolio investment of MSCC and is not included as a consolidated subsidiary of MSCC in MSCC's consolidated financial statements, and as a result of the tax sharing agreement with its Taxable Subsidiary owner, for financial reporting purposes the External Investment Manager is treated as if it is taxed at normal corporate tax rates based on its taxable income and, as a result of its activities, may generate income tax expense or benefit. Main Street owns the External Investment Manager through the Taxable Subsidiary to allow MSCC to continue to comply with the "source-of-income" requirements contained in the RIC tax provisions of the Code. The taxable income, or loss, of the External Investment Manager may differ from its book income, or loss, due to temporary book and tax timing differences and permanent differences. As a result of the above described financial reporting and tax treatment, the External Investment Manager provides for any income tax expense, or benefit, and any tax assets or liabilities in its separate financial statements.

        Main Street shares employees with the External Investment Manager and allocates costs related to such shared employees to the External Investment Manager generally based on a combination of the direct time spent, new investment origination activity and assets under management, depending on the nature of the expense. For the years ended December 31, 2017, 2016 and 2015, Main Street allocated $6.4 million, $5.1 million and $4.3 million of total expenses, respectively, to the External Investment Manager. The total contribution of the External Investment Manager to Main Street's net investment

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

income consists of the combination of the expenses allocated to the External Investment Manager and the dividend income received from the External Investment Manager. For the years ended December 31, 2017, 2016 and 2015, the total contribution to Main Street's net investment income was $9.4 million, $7.9 million and $6.5 million, respectively.

        Summarized financial information from the separate financial statements of the External Investment Manager as of December 31, 2017 and 2016 and for the years ended December 31, 2017, 2016 and 2015 is as follows:

	As of December 31,
	2017	2016
	(dollars in thousands)
Cash	$—	$—
Accounts receivable—HMS Income	2,863	2,496

Total assets	$2,863	$2,496

Accounts payable to MSCC and its subsidiaries	$1,963	$1,635
Dividend payable to MSCC and its subsidiaries	900	719
Taxes payable	—	142
Equity	—	—

Total liabilities and equity	$2,863	$2,496

	Twelve Months Ended December,
	2017	2016	2015
	(dollars in thousands)
Management fee income	$10,946	$9,540	$7,767
Expenses allocated from MSCC or its subsidiaries:
Salaries, share-based compensation and other personnel costs	(3,989)	(3,470)	(3,005)
Other G&A expenses	(2,381)	(1,619)	(1,330)

Total allocated expenses	(6,370)	(5,089)	(4,335)

Pre-tax income	4,576	4,451	3,432
Tax expense	(1,544)	(1,623)	(1,235)

Net income	$3,032	$2,828	$2,197

NOTE E—SBIC DEBENTURES

        Due to each of the Funds' status as a licensed SBIC, Main Street has the ability to issue, through the Funds, debentures guaranteed by the SBA up to a maximum amount of $350.0 million through its three existing SBIC licenses. SBIC debentures payable were $295.8 million and $240.0 million at December 31, 2017 and 2016, respectively. SBIC debentures provide for interest to be paid semiannually, with principal due at the applicable 10-year maturity date of each debenture. During the year ended December 31, 2017, Main Street issued $81.0 million of SBIC debentures and opportunistically prepaid $25.2 million of existing SBIC debentures as part of an effort to manage the maturity dates of the oldest SBIC debentures, leaving $54.2 million of additional capacity under Main Street's SBIC licenses. As a result of this prepayment, Main Street recognized a realized loss of

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

$5.2 million due to the previously recognized gain recorded as a result of recording the MSC II debentures at fair value on the date of the acquisition of the majority interests of MSC II. The effect of the realized loss is offset by the reversal of all previously recognized unrealized depreciation due to fair value adjustments since the date of the acquisition. Main Street expects to issue new SBIC debentures under the SBIC program in the future in an amount up to the regulatory maximum amount of $350.0 million for affiliated SBIC funds. The weighted-average annual interest rate on the SBIC debentures was 3.6% and 4.1% as of December 31, 2017 and 2016, respectively. The first principal maturity due under the existing SBIC debentures is in 2019, and the weighted-average remaining duration as of December 31, 2017 was approximately 5.8 years. For the years ended December 31, 2017, 2016 and 2015, Main Street recognized interest expense attributable to the SBIC debentures of $10.5 million, $10.0 million and $9.9 million, respectively. Main Street has incurred upfront leverage and other miscellaneous fees of approximately 3.4% of the debenture principal amount. In accordance with SBA regulations, the Funds are precluded from incurring additional non-SBIC debt without the prior approval of the SBA.

        As of December 31, 2017, the recorded value of the SBIC debentures was $288.5 million which consisted of (i) $48.6 million recorded at fair value, or $1.4 million less than the $50.0 million par value of the SBIC debentures issued in MSC II, (ii) $149.8 million par value of SBIC debentures outstanding held in MSMF, with a recorded value of $147.5 million that was net of unamortized debt issuance costs of $2.3 million and (iii) $96.0 million par value of SBIC debentures held in MSC III with a recorded value of $92.4 million that was net of unamortized debt issuance costs of $3.6 million. As of December 31, 2017, if Main Street had adopted the fair value option under ASC 825 for all of its SBIC debentures, Main Street estimates the fair value of its SBIC debentures would be approximately $266.3 million, or $29.5 million less than the $295.8 million face value of the SBIC debentures.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        The maturity dates and fixed interest rates for Main Street's SBIC Debentures as of December 31, 2017 and 2016 are summarized in the following table:

Maturity Date	Fixed Interest Rate	December 31, 2017	December 31, 2016
9/1/2017	6.43%	—	15,000,000
3/1/2018	6.38%	—	10,200,000
9/1/2019	4.95%	20,000,000	20,000,000
3/1/2020	4.51%	10,000,000	10,000,000
9/1/2020	3.50%	35,000,000	35,000,000
9/1/2020	3.93%	10,000,000	10,000,000
3/1/2021	4.37%	10,000,000	10,000,000
3/1/2021	4.60%	20,000,000	20,000,000
9/1/2021	3.39%	10,000,000	10,000,000
9/1/2022	2.53%	5,000,000	5,000,000
3/1/2023	3.16%	16,000,000	16,000,000
3/1/2024	3.95%	8,000,000	8,000,000
3/1/2024	3.95%	12,000,000	12,000,000
3/1/2024	3.95%	11,400,000	11,400,000
3/1/2024	3.95%	7,600,000	7,600,000
3/1/2024	3.55%	24,800,000	24,800,000
3/1/2027	3.52%	40,400,000	15,000,000
9/1/2027	3.19%	34,600,000	—
3/1/2028(1)	2.02%	21,000,000	—

Ending Balance		295,800,000	240,000,000

(1)
The interest rate for this tranche of SBIC debentures represents an initial rate that has not been fixed by the SBA as of December 31, 2017. In March 2018, the rate for this tranche of SBIC debentures will be determined and, thereafter, the rate will be fixed for the ensuing 10 years.

NOTE F—CREDIT FACILITY

        Main Street maintains the Credit Facility to provide additional liquidity to support its investment and operational activities. The Credit Facility was amended in September 2017 to increase total commitments to $585.0 million from a diversified group of fifteen lenders. The Credit Facility matures in September 2021 and contains an accordion feature which allows Main Street to increase the total commitments under the facility to up to $750.0 million from new and existing lenders on the same terms and conditions as the existing commitments.

        Borrowings under the Credit Facility bear interest, subject to Main Street's election, on a per annum basis at a rate equal to the applicable LIBOR rate (1.56% as of December 31, 2017) plus (i) 1.875% (or the applicable base rate (Prime Rate of 4.50% as of December 31, 2017) plus 0.875%) as long as Main Street maintains an investment grade rating and meets certain agreed upon excess collateral and maximum leverage requirements, (ii) 2.0% (or the applicable base rate plus 1.0%) if Main Street maintains an investment grade rating but does not meet certain excess collateral and maximum leverage requirements or (iii) 2.25% (or the applicable base rate plus 1.25%) if Main Street does not maintain an investment grade rating. Main Street pays unused commitment fees of 0.25% per annum on the unused lender commitments under the Credit Facility. The Credit Facility is secured by a

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

first lien on the assets of MSCC and its subsidiaries, excluding the equity ownership or assets of the Funds and the External Investment Manager. The Credit Facility contains certain affirmative and negative covenants, including but not limited to: (i) maintaining a minimum availability of at least 10% of the borrowing base, (ii) maintaining an interest coverage ratio of at least 2.0 to 1.0, (iii) maintaining an asset coverage ratio of at least 1.5 to 1.0 and (iv) maintaining a minimum tangible net worth. The Credit Facility is provided on a revolving basis through its final maturity date in September 2021, and contains two, one-year extension options which could extend the final maturity by up to two years, subject to certain conditions, including lender approval.

        At December 31, 2017, Main Street had $64.0 million in borrowings outstanding under the Credit Facility. As of December 31, 2017, if Main Street had adopted the fair value option under ASC 825 for its Credit Facility, Main Street estimates its fair value would approximate its recorded value. Main Street recognized interest expense related to the Credit Facility, including unused commitment fees and amortization of deferred issuance costs, of $10.6 million, $9.2 million and $7.7 million, respectively, for the years ended December 31, 2017, 2016 and 2015. As of December 31, 2017, the interest rate on the Credit Facility was 3.2%. The average interest rate for the year ended December 31, 2017 was 3.0%. Main Street was in compliance with all financial covenants of the Credit Facility.

NOTE G—NOTES

  6.125% Notes

        In April 2013, Main Street issued $92.0 million, including the underwriters full exercise of their option to purchase additional principal amounts to cover over-allotments, in aggregate principal amount of 6.125% Notes due 2023 (the "6.125% Notes"). The 6.125% Notes are unsecured obligations and rank pari passu with Main Street's current and future unsecured indebtedness; senior to any of its future indebtedness that expressly provides it is subordinated to the 6.125% Notes; effectively subordinated to all of its existing and future secured indebtedness, to the extent of the value of the assets securing such indebtedness, including borrowings under its Credit Facility; and structurally subordinated to all existing and future indebtedness and other obligations of any of its subsidiaries, including without limitation, the indebtedness of the Funds. The 6.125% Notes mature on April 1, 2023, and may be redeemed in whole or in part at any time or from time to time at Main Street's option on or after April 1, 2018. The 6.125% Notes bear interest at a rate of 6.125% per year payable quarterly on January 1, April 1, July 1 and October 1 of each year. The total net proceeds to Main Street from the 6.125% Notes, after underwriting discounts and estimated offering expenses payable, were approximately $89.0 million. Main Street has listed the 6.125% Notes on the New York Stock Exchange under the trading symbol "MSCA." Main Street may from time to time repurchase the 6.125% Notes in accordance with the 1940 Act and the rules promulgated thereunder. As of December 31, 2017, the outstanding balance of the 6.125% Notes was $90.7 million and the recorded value of $89.1 million was net of unamortized debt issuance costs of $1.6 million. As of December 31, 2017, if Main Street had adopted the fair value option under ASC 825 for the 6.125% Notes, Main Street estimates the fair value would be approximately $91.6 million. Main Street recognized interest expense related to the 6.125% Notes, including amortization of unamortized deferred issuance costs, of $5.9 million for each of the years ended December 31, 2017, 2016 and 2015.

        The indenture governing the 6.125% Notes (the "6.125% Notes Indenture") contains certain covenants, including covenants requiring Main Street's compliance with (regardless of whether Main Street is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring Main Street to provide financial information to the holders of the 6.125% Notes and the Trustee if Main Street ceases to be subject to

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the 6.125% Notes Indenture. As of December 31, 2017, Main Street was in compliance with these covenants.

  4.50% Notes due 2019

        In November 2014, Main Street issued $175.0 million in aggregate principal amount of 4.50% unsecured notes due 2019 (the "4.50% Notes due 2019") at an issue price of 99.53%. The 4.50% Notes due 2019 are unsecured obligations and rank pari passu with Main Street's current and future unsecured indebtedness; senior to any of its future indebtedness that expressly provides it is subordinated to the 4.50% Notes due 2019; effectively subordinated to all of its existing and future secured indebtedness, to the extent of the value of the assets securing such indebtedness, including borrowings under its Credit Facility; and structurally subordinated to all existing and future indebtedness and other obligations of any of its subsidiaries, including without limitation, the indebtedness of the Funds. The 4.50% Notes due 2019 mature on December 1, 2019, and may be redeemed in whole or in part at any time at Main Street's option subject to certain make-whole provisions. The 4.50% Notes due 2019 bear interest at a rate of 4.50% per year payable semiannually on June 1 and December 1 of each year. The total net proceeds from the 4.50% Notes due 2019, resulting from the issue price and after underwriting discounts and estimated offering expenses payable, were approximately $171.2 million. Main Street may from time to time repurchase the 4.50% Notes due 2019 in accordance with the 1940 Act and the rules promulgated thereunder. As of December 31, 2017, the outstanding balance of the 4.50% Notes due 2019 was $175.0 million and the recorded value of $173.6 million was net of unamortized debt issuance costs of $1.4 million. As of December 31, 2017, if Main Street had adopted the fair value option under ASC 825 for the 4.50% Notes due 2019, Main Street estimates its fair value would be approximately $177.0 million. Main Street recognized interest expense related to the 4.50% Notes due 2019, including amortization of unamortized deferred issuance costs, of $8.6 million for each of the years ended December 31, 2017, 2016 and 2015.

        The indenture governing the 4.50% Notes due 2019 (the "4.50% Notes due 2019 Indenture") contains certain covenants, including covenants requiring Main Street's compliance with (regardless of whether Main Street is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring Main Street to provide financial information to the holders of the 4.50% Notes due 2019 and the Trustee if Main Street ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the 4.50% Notes due 2019 Indenture. As of December 31, 2017, Main Street was in compliance with these covenants.

  4.50% Notes due 2022

        In November 2017, Main Street issued $185.0 million in aggregate principal amount of 4.50% unsecured notes due 2022 (the "4.50% Notes due 2022") at an issue price of 99.16%. The 4.50% Notes due 2022 are unsecured obligations and rank pari passu with Main Street's current and future unsecured indebtedness; senior to any of its future indebtedness that expressly provides it is subordinated to the 4.50% Notes due 2022; effectively subordinated to all of its existing and future secured indebtedness, to the extent of the value of the assets securing such indebtedness, including borrowings under its Credit Facility; and structurally subordinated to all existing and future indebtedness and other obligations of any of its subsidiaries, including without limitation, the indebtedness of the Funds. The 4.50% Notes due 2022 mature on December 1, 2022, and may be redeemed in whole or in part at any time at Main Street's option subject to certain make-whole

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

provisions. The 4.50% Notes due 2022 bear interest at a rate of 4.50% per year payable semiannually on June 1 and December 1 of each year. The total net proceeds from the 4.50% Notes due 2022, resulting from the issue price and after underwriting discounts and estimated offering expenses payable, were approximately $182.2 million. Main Street may from time to time repurchase the 4.50% Notes due 2022 in accordance with the 1940 Act and the rules promulgated thereunder. As of December 31, 2017, the outstanding balance of the 4.50% Notes due 2022 was $185.0 million and the recorded value of $182.0 million was net of unamortized debt issuance costs of $3.0 million. As of December 31, 2017, if Main Street had adopted the fair value option under ASC 825 for the 4.50% Notes due 2022, Main Street estimates its fair value would be approximately $186.6 million. Main Street recognized interest expense related to the 4.50% Notes due 2022, including amortization of unamortized deferred issuance costs, of $0.9 million for the year ended December 31, 2017.

        The indenture governing the 4.50% Notes due 2022 (the "4.50% Notes due 2022 Indenture") contains certain covenants, including covenants requiring Main Street's compliance with (regardless of whether Main Street is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring Main Street to provide financial information to the holders of the 4.50% Notes due 2022 and the Trustee if Main Street ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the 4.50% Notes due 2022 Indenture. As of December 31, 2017, Main Street was in compliance with these covenants.

NOTE H—FINANCIAL HIGHLIGHTS

	Twelve Months Ended December 31,
Per Share Data:	2017	2016	2015	2014	2013
NAV at the beginning of the period	$22.10	$21.24	$20.85	$19.89	$18.59
Net investment income(1)	2.39	2.23	2.18	2.20	2.06
Net realized gain(1)(2)	0.19	0.56	(0.43)	0.53	0.07
Net change in net unrealized appreciation (depreciation)(1)(2)	0.86	(0.14)	0.20	(0.27)	0.52
Income tax benefit (provision)(1)(2)	(0.43)	0.02	0.18	(0.15)	—

Net increase in net assets resulting from operations(1)	3.01	2.67	2.13	2.31	2.65
Dividends paid from net investment income	(2.47)	(1.99)	(2.49)	(2.17)	(2.29)
Distributions from capital gains	(0.32)	(0.74)	(0.16)	(0.38)	(0.37)

Total dividends paid	(2.79)	(2.73)	(2.65)	(2.55)	(2.66)
Impact of the net change in monthly dividends declared prior to the end of the period and paid in the subsequent period	(0.01)	(0.01)	(0.01)	(0.01)	(0.02)
Accretive effect of stock offerings (issuing shares above NAV per share)	1.07	0.76	0.74	1.07	1.13
Accretive effect of DRIP issuance (issuing shares above NAV per share)	0.06	0.08	0.12	0.12	0.13
Other(3)	0.09	0.09	0.06	0.02	0.07

NAV at the end of the period	$23.53	$22.10	$21.24	$20.85	$19.89

Market value at the end of the period	$39.73	$36.77	$29.08	$29.24	$32.69
Shares outstanding at the end of the period	58,660,680	54,354,857	50,413,744	45,079,150	39,852,604

(1)
Based on weighted-average number of common shares outstanding for the period.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(2)
Net realized gains or losses, net change in unrealized appreciation or depreciation, and income taxes can fluctuate significantly from period to period.

(3)
Includes the impact of the different share amounts as a result of calculating certain per share data based on the weighted-average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.

	Twelve Months Ended December 31,
	2017	2016	2015	2014	2013
	(dollars in thousands)
NAV at end of period	$1,380,368	$1,201,481	$1,070,894	$939,982	$792,533
Average NAV	$1,287,639	$1,118,567	$1,055,313	$885,568	$706,056
Average outstanding debt	$843,993	$801,048	$759,396	$575,524	$444,331
Ratio of total expenses, including income tax expense, to average NAV(1)	7.37%	5.48%	4.63%	5.82%	5.82%
Ratio of operating expenses to average NAV(2)	5.47%	5.59%	5.45%	5.11%	5.82%
Ratio of operating expenses, excluding interest expense, to average NAV(2)	2.63%	2.58%	2.41%	2.44%	2.95%
Ratio of net investment income to average NAV	10.51%	10.35%	10.15%	10.79%	10.68%
Portfolio turnover ratio	38.18%	24.63%	25.37%	35.71%	36.10%
Total investment return(3)	16.02%	37.36%	8.49%	–3.09%	16.68%
Total return based on change in NAV(4)	14.20%	12.97%	11.11%	12.71%	15.06%

(1)
Total expenses are the sum of operating expenses and net income tax provision/benefit. Net income tax provision/benefit includes the accrual of net deferred tax provision/benefit relating to the net unrealized appreciation/depreciation on portfolio investments held in Taxable Subsidiaries and due to the change in the loss carryforwards, which are non-cash in nature and may vary significantly from period to period. Main Street is required to include net deferred tax provision/benefit in calculating its total expenses even though these net deferred taxes are not currently payable/receivable.

(2)
Unless otherwise noted, operating expenses include interest, compensation, general and administrative and share-based compensation expenses, net of expenses allocated to the External Investment Manager.

(3)
Total investment return is based on the purchase of stock at the current market price on the first day and a sale at the current market price on the last day of each period reported on the table and assumes reinvestment of dividends at prices obtained by Main Street's dividend reinvestment plan during the period. The return does not reflect any sales load that may be paid by an investor.

(4)
Total return is based on change in net asset value was calculated using the sum of ending net asset value plus dividends to stockholders and other non-operating changes during the period, as divided by the beginning net asset value. Non-operating changes include any items that affect net asset value other than the net increase in net assets resulting from operations, such as the effects of stock offerings, shares issued under the DRIP and equity incentive plans and other miscellaneous items.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE I—DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME

        During 2017, Main Street paid supplemental dividends of $0.275 per share in each of June and December 2017, regular monthly dividends of $0.185 per share for each month of January through September 2017, regular monthly dividends of $0.190 per share for each month of October through December 2017, with such dividends totaling $157.6 million, or $2.785 per share. The 2017 regular monthly dividends, which total $125.9 million, or $2.235 per share, represent a 2.8% increase from the regular monthly dividends paid per share for the year ended 2016. For tax purposes, the 2017 dividends, which included the effects of accrued dividends, total $2.79 per share and were comprised of (i) ordinary income totaling approximately $2.218 per share, (ii) long term capital gain totaling approximately $0.490 per share, and (iii) qualified dividend income totaling approximately $0.082 per share. As of December 31, 2017, Main Street estimates that it has generated undistributed taxable income of approximately $53.5 million, or $0.91 per share, that will be carried forward toward distributions to be paid in 2018. For the years ended December 31, 2016 and 2015, Main Street paid total dividends of approximately $141.6 million, or $2.725 per share, and $130.0 million, or $2.650 per share, respectively.

        MSCC has elected to be treated for U.S. federal income tax purposes as a RIC. MSCC's taxable income includes the taxable income generated by MSCC and certain of its subsidiaries, including the Funds, which are treated as disregarded entities for tax purposes. As a RIC, MSCC generally will not pay corporate-level U.S. federal income taxes on any net ordinary taxable income or capital gains that MSCC distributes to its stockholders. MSCC must generally distribute at least 90% of its "investment company taxable income" (which is generally its net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses) and 90% of its tax-exempt income to maintain its RIC status (pass-through tax treatment for amounts distributed). As part of maintaining RIC status, undistributed taxable income (subject to a 4% non-deductible U.S. federal excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared on or prior to the later of (i) filing of the U.S. federal income tax return for the applicable fiscal year or (ii) the fifteenth day of the ninth month following the close of the year in which such taxable income was generated.

        Ordinary dividend distributions from a RIC do not qualify for the 20% maximum tax rate (plus a 3.8% Medicare surtax, if applicable) on dividend income from domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations. The tax attributes for distributions will generally include both ordinary income and capital gains, but may also include qualified dividends or return of capital. The tax character of distributions paid for the years ended December 31, 2017, 2016 and 2015 was as follows:

	Twelve Months Ended December 31,
	2017	2016	2015
	(dollars in thousands)
Ordinary income(1)	$126,540	$100,059	$114,975
Qualified dividends	4,656	2,992	5,179
Distributions of long term capital gains	27,479	39,522	11,285

Distributions on tax basis	$158,675	$142,573	$131,439

(1)
The years ended December 31, 2017, 2016 and 2015 include $1.5 million, $1.6 million and $1.5 million, respectively, that was reported as compensation for services for tax purposes in accordance with Section 83 of the Code.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        Listed below is a reconciliation of "Net increase in net assets resulting from operations" to taxable income and to total distributions declared to common stockholders for the years ended December 31, 2017, 2016 and 2015.

	Year Ended December 31,
	2017	2016	2015
	(estimated, dollars in thousands)
Net increase in net assets resulting from operations	$170,622	$138,899	$104,437
Book tax difference from share-based compensation expense	(867)	1,619	1,006
Net change in net unrealized (appreciation) depreciation	(48,757)	7,519	(9,992)
Income tax provision (benefit)	24,471	(1,227)	(8,687)
Pre-tax book loss not consolidated for tax purposes	2,357	15,742	32,323
Book income and tax income differences, including debt origination, structuring fees, dividends, realized gains (losses) and changes in estimates	10,844	(7,300)	3,397

Estimated taxable income(1)	158,670	155,252	122,484
Taxable income earned in prior year and carried forward for distribution in current year	42,362	29,683	38,638
Taxable income earned prior to period end and carried forward for distribution next period	(53,503)	(52,410)	(38,757)
Dividend payable as of period end and paid in the following period	11,146	10,048	9,074

Total distributions accrued or paid to common stockholders	$158,675	$142,573	$131,439

(1)
Main Street's taxable income for each period is an estimate and will not be finally determined until the company files its tax return for each year. Therefore, the final taxable income, and the taxable income earned in each period and carried forward for distribution in the following period, may be different than this estimate.

        The Taxable Subsidiaries primarily hold certain portfolio investments for Main Street. The Taxable Subsidiaries permit Main Street to hold equity investments in portfolio companies which are "pass-through" entities for tax purposes and to continue to comply with the "source-of-income" requirements contained in the RIC tax provisions of the Code. The Taxable Subsidiaries are consolidated with Main Street for U.S. GAAP financial reporting purposes, and the portfolio investments held by the Taxable Subsidiaries are included in Main Street's consolidated financial statements as portfolio investments and recorded at fair value. The Taxable Subsidiaries are not consolidated with MSCC for income tax purposes and may generate income tax expense, or benefit, and tax assets and liabilities, as a result of their ownership of certain portfolio investments. The taxable income, or loss, of the Taxable Subsidiaries may differ from its book income, or loss, due to temporary book and tax timing differences and permanent differences. The Taxable Subsidiaries are each taxed at their normal corporate tax rates based on their taxable income. The income tax expense, or benefit, if any, and the related tax assets and liabilities, of the Taxable Subsidiaries are reflected in Main Street's consolidated financial statements.

        The income tax expense, or benefit, and the related tax assets and liabilities generated by the Taxable Subsidiaries, if any, are reflected in Main Street's consolidated statement of operations. Main

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Street's provision for income taxes was comprised of the following for the years ended December 31, 2017, 2016 and 2015 (amounts in thousands):

	Twelve Months Ended December 31,
	2017	2016	2015
Current tax expense:
Federal	$1,865	$1	$607
State	1,415	347	1,181

Total current tax expense	3,280	348	1,788
Deferred tax expense (benefit):
Federal	15,248	(5,359)	(10,781)
State	4,017	2,043	(870)

Total deferred tax expense (benefit)	19,265	(3,316)	(11,651)
Excise tax	1,926	1,741	1,176

Total income tax provision (benefit)	$24,471	$(1,227)	$(8,687)

        As of December 31, 2017, the cost of investments for U.S. federal income tax purposes was $2,002.1 million, with such investments having a gross unrealized appreciation of $329.4 million and gross unrealized depreciation of $154.3 million.

        The net deferred tax liability at December 31, 2017 was $10.6 million compared to a net deferred tax asset of $9.1 million at December 31, 2016, primarily related to loss carryforwards, timing differences in net unrealized appreciation or depreciation and other temporary book-tax differences relating to portfolio investments held by the Taxable Subsidiaries. In addition, during the three months ended March 31, 2016, Main Street recorded a one-time $1.8 million increase to deferred tax assets for previously unrecognized excess tax benefits associated with share-based compensation due to the early adoption of the new accounting standard ASU 2016-09 (See further discussion in Note B.8.). The net deferred tax liability as of December 31, 2017 equal to $10.6 million reflects a reduction of $2.8 million resulting from the decrease in the U.S. federal corporate income tax rate from 35% to 21% as enacted by the Tax Cuts and Jobs Act (See further discussion in Note B.9.). For the year ended December 31, 2017, for U.S. federal income tax purposes, the Taxable Subsidiaries utilized capital loss carryforwards totaling approximately $9.1 million. At December 31, 2017, for U.S. federal income tax purposes, the Taxable Subsidiaries had a capital loss carryforward of $4.6 million which, if unused, will expire in taxable year 2021. At December 31, 2017, for U.S. federal income tax purposes, the Taxable Subsidiaries had a net operating loss carryforward which, if unused, will expire in various taxable years from 2029 through 2037. The timing and manner in which Main Street will utilize any loss carryforwards in any year, or in total, may be limited in the future under the provisions of the Code.

        Management believes that the realization of the deferred tax assets is more likely than not based on expectations as to future taxable income and scheduled reversals of temporary differences. Accordingly, Main Street did not record a valuation allowance related to its deferred tax assets at

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2017 and 2016. The following table sets forth the significant components of net deferred tax assets and liabilities as of December 31, 2017 and 2016 (amounts in thousands):

	Years Ended December 31,
	2017	2016
Deferred tax assets:
Net operating loss carryforwards	$28,422	$38,880
Capital loss carryforwards	1,011	5,175
Other	893	—

Total deferred tax assets	30,326	44,055

Deferred tax liabilities:
Net unrealized appreciation of portfolio investments	(31,711)	(21,807)
Net basis differences in portfolio investments	(9,168)	(13,112)
Other	—	(11)

Total deferred tax liabilities	(40,879)	(34,930)

Total deferred tax asset (liabilities), net	$(10,553)	$9,125

NOTE J—COMMON STOCK

        In November 2015, Main Street commenced a program with certain selling agents through which it can sell shares of its common stock by means of at-the-market offerings from time to time (the "ATM Program"). During the year ended December 31, 2017, Main Street sold 3,944,972 shares of its common stock at a weighted-average price of $38.72 per share and raised $152.8 million of gross proceeds under the ATM Program. Net proceeds were $150.9 million after commissions to the selling agents on shares sold and offering costs. As of December 31, 2017, 1,911,356 shares remained available for sale under the ATM Program.

        During the year ended December 31, 2016, Main Street sold 3,324,646 shares of its common stock at a weighted-average price of $34.17 per share and raised $113.6 million of gross proceeds under the ATM Program. Net proceeds were $112.0 million after commissions to the selling agents on shares sold and offering costs. As of December 31, 2016, sales transactions representing 42,413 shares had not settled and are not included in shares issued and outstanding on the face of the consolidated balance sheet, but are included in the weighted-average shares outstanding in the consolidated statement of operations and in the shares used to calculate net asset value per share.

        During November and December 2015, Main Street sold 140,568 shares of its common stock at a weighted-average price of $31.98 per share and raised $4.5 million of gross proceeds under the ATM Program. Net proceeds were $4.3 million after commissions to the selling agents on shares sold and offering costs.

        During March 2015, Main Street completed a follow-on public equity offering of 4,370,000 shares of common stock, including the underwriters' full exercise of their option to purchase 570,000 additional shares, resulting in total net proceeds, including exercise of the underwriters' option to purchase additional shares and after deducting underwriting discounts and estimated offering expenses payable by Main Street, of approximately $127.8 million.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE K—DIVIDEND REINVESTMENT PLAN ("DRIP")

        Main Street's DRIP provides for the reinvestment of dividends on behalf of its stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if Main Street declares a cash dividend, the company's stockholders who have not "opted out" of the DRIP by the dividend record date will have their cash dividend automatically reinvested into additional shares of MSCC common stock. The share requirements of the DRIP may be satisfied through the issuance of shares of common stock or through open market purchases of common stock. Newly issued shares will be valued based upon the final closing price of MSCC's common stock on the valuation date determined for each dividend by Main Street's Board of Directors. Shares purchased in the open market to satisfy the DRIP requirements will be valued based upon the average price of the applicable shares purchased, before any associated brokerage or other costs. Main Street's DRIP is administered by its transfer agent on behalf of Main Street's record holders and participating brokerage firms. Brokerage firms and other financial intermediaries may decide not to participate in Main Street's DRIP but may provide a similar dividend reinvestment plan for their clients.

        For the year ended December 31, 2017, $9.2 million of the total $157.6 million in dividends paid to stockholders represented DRIP participation. During this period, the DRIP participation requirements were satisfied with the issuance of 234,513 newly issued shares. For the year ended December 31, 2016, $14.1 million of the total $141.6 million in dividends paid to stockholders represented DRIP participation. During this period, the DRIP participation requirements were satisfied with the issuance of 434,631 newly issued shares. For the year ended December 31, 2015, $19.4 million of the total $130.0 million in dividends paid to stockholders represented DRIP participation. During this period, the DRIP participation requirements were satisfied with the issuance of 636,079 newly issued shares and with the purchase of 3,131 shares of common stock in the open market. The shares disclosed above relate only to Main Street's DRIP and exclude any activity related to broker-managed dividend reinvestment plans.

NOTE L—SHARE-BASED COMPENSATION

        Main Street accounts for its share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation—Stock Compensation. Accordingly, for restricted stock awards, Main Street measured the grant date fair value based upon the market price of its common stock on the date of the grant and amortizes the fair value of the awards as share-based compensation expense over the requisite service period, which is generally the vesting term.

        Main Street's Board of Directors approves the issuance of shares of restricted stock to Main Street employees pursuant to the Main Street Capital Corporation 2015 Equity and Incentive Plan (the "Equity and Incentive Plan"). These shares generally vest over a three-year period from the grant date. The fair value is expensed over the service period, starting on the grant date. The following table summarizes the restricted stock issuances approved by Main Street's Board of Directors under the

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Equity and Incentive Plan, net of shares forfeited, if any, and the remaining shares of restricted stock available for issuance as of December 31, 2017.

Restricted stock authorized under the plan	3,000,000
Less net restricted stock granted during:
Year ended December 31, 2015	(900)
Year ended December 31, 2016	(260,514)
Year ended December 31, 2017	(223,812)

Restricted stock available for issuance as of December 31, 2017	2,514,774

        As of December 31, 2017, the following table summarizes the restricted stock issued to Main Street's non-employee directors and the remaining shares of restricted stock available for issuance pursuant to the Main Street Capital Corporation 2015 Non-Employee Director Restricted Stock Plan. These shares are granted upon appointment or election to the board and vest on the day immediately preceding the annual meeting of stockholders following the respective grant date and are expensed over such service period.

Restricted stock authorized under the plan	300,000
Less net restricted stock granted during:
Year ended December 31, 2015	(6,806)
Year ended December 31, 2016	(6,748)
Year ended December 31, 2017	(5,948)

Restricted stock available for issuance as of December 31, 2017	280,498

        For the years ended December 31, 2017, 2016 and 2015, Main Street recognized total share-based compensation expense of $10.0 million, $8.3 million and $6.3 million, respectively, related to the restricted stock issued to Main Street employees and independent directors. As of December 31, 2017, there was $10.8 million of total unrecognized compensation expense related to Main Street's non-vested restricted shares. This compensation expense is expected to be recognized over a remaining weighted-average period of approximately 1.7 years as of December 31, 2017.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE M—COMMITMENTS AND CONTINGENCIES

        As of December 31, 2017, Main Street had the following outstanding commitments (in thousands):

Amount
Investments with equity capital commitments that have not yet funded:
Congruent Credit Opportunities Funds
Congruent Credit Opportunities Fund II, LP	$8,488
Congruent Credit Opportunities Fund III, LP	12,131

$20,619
Encap Energy Fund Investments
EnCap Energy Capital Fund VIII, L.P.	$377
EnCap Energy Capital Fund IX, L.P.	591
EnCap Energy Capital Fund X, L.P.	3,856
EnCap Flatrock Midstream Fund II, L.P.	7,117
EnCap Flatrock Midstream Fund III, L.P.	4,042

$15,983
Brightwood Capital Fund Investments
Brightwood Capital Fund III, LP	$3,000
Brightwood Capital Fund IV, LP	4,000

$7,000
Freeport Fund Investments
Freeport First Lien Loan Fund III LP	$3,942
Freeport Financial SBIC Fund LP	1,375

$5,317
EIG Fund Investments	$3,980
Harris Preston Fund Investments
HPEP 3, L.P.	$4,057
LKCM Headwater Investments I, L.P.	$2,500
Copper Trail Energy Fund I, LP	$2,500
Dos Rios Partners
Dos Rios Partners, LP	$1,594
Dos Rios Partners—A, LP	506

$2,100
I-45 SLF LLC	$800
Access Media Holdings, LLC	$302

Total equity commitments	$65,158
Investments with commitments to fund revolving loans that have not been fully drawn or term loans with additional commitments not yet funded:
Resolute Industrial, LLC	$5,750
NNE Partners, LLC	5,542
PT Network, LLC	3,947
Hojeij Branded Foods, LLC	3,422
CDHA Management, LLC	2,343
Wireless Vision Holdings, LLC	2,068
Boccella Precast Products LLC	2,000
Arcus Hunting LLC	1,951
Barfly Ventures, LLC	1,838
Felix Investments Holdings II	1,667
Hawk Ridge Systems, LLC	1,600
Meisler Operating LLC	1,600
Market Force Information, LLC	1,600
Aethon United BR LP	1,563
IDX Broker, LLC	1,500
Lamb Ventures, LLC	1,500
GST Autoleather, Inc.	1,437
Messenger, LLC	1,417
TGP Holdings III LLC	1,255
Gamber-Johnson Holdings, LLC	1,200
NuStep, LLC	1,200
Subsea Global Solutions, LLC	1,114
CTVSH, PLLC	800
Mystic Logistics Holdings, LLC	800
KBK Industries, LLC	625
NRI Clinical Research, LLC	600
PPC/SHIFT LLC	500
UniTek Global Services, Inc.	483
ATS Workholding, LLC	461
Grace Hill, LLC	444
Clad-Rex Steel, LLC	400
Gulf Publishing Holdings, LLC	320
OnAsset Intelligence, Inc.	225
Jensen Jewelers of Idaho, LLC	200
BigName Commerce, LLC	101
Permian Holdco 2, Inc.	39

Total loan commitments	$53,512

Total commitments	$118,670

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        Main Street will fund its unfunded commitments from the same sources it uses to fund its investment commitments that are funded at the time they are made (which are typically through existing cash and cash equivalents and borrowings under the Credit Facility). Main Street follows a process to manage its liquidity and ensure that it has available capital to fund its unfunded commitments as necessary. The Company had total unrealized depreciation of $0.1 million on the outstanding unfunded commitments as of December 31, 2017.

        Main Street has an operating lease for office space. Total rent expense incurred by Main Street for the years ended December 2017, 2016 and 2015 was $0.7 million, $0.6 million and $0.5 million, respectively.

        The following table shows future minimum payments under Main Street's operating lease as of December 31, 2017:

For the Years Ended December 31,	Amount
2018	346
2019	749
2020	763
2021	777
2022	791
Thereafter	4,239

Total	$7,665

        Main Street may, from time to time, be involved in litigation arising out of its operations in the normal course of business or otherwise. Furthermore, third parties may try to impose liability on Main Street in connection with the activities of its portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, Main Street does not expect any current matters will materially affect its financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on Main Street's financial condition or results of operations in any future reporting period.

NOTE N—SELECTED QUARTERLY DATA (UNAUDITED)

	2017
	(dollars in thousands, except per share amounts)
	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4
Total investment income	$47,889	$50,271	$51,786	$55,795
Net investment income	$31,166	$32,693	$34,029	$37,483
Net increase in net assets resulting from operations	$31,450	$42,829	$34,899	$61,444
Net investment income per share—basic and diluted	$0.57	$0.58	$0.60	$0.64
Net increase in net assets resulting from operations per share—basic and diluted	$0.57	$0.76	$0.61	$1.05

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

	2016
	(dollars in thousands, except per share amounts)
	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4
Total investment income	$42,006	$42,902	$46,599	$46,830
Net investment income	$27,164	$27,648	$30,557	$30,432
Net increase in net assets resulting from operations	$16,812	$30,911	$43,181	$47,993
Net investment income per share—basic and diluted	$0.54	$0.54	$0.58	$0.57
Net increase in net assets resulting from operations per share—basic and diluted	$0.33	$0.60	$0.82	$0.90

	2015
	(dollars in thousands, except per share amounts)
	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4
Total investment income	$37,179	$41,308	$42,608	$43,493
Net investment income	$23,491	$27,201	$27,861	$28,520
Net increase in net assets resulting from operations	$35,424	$40,802	$20,668	$7,543
Net investment income per share—basic and diluted	$0.51	$0.55	$0.56	$0.57
Net increase in net assets resulting from operations per share—basic and diluted	$0.77	$0.82	$0.41	$0.15

NOTE O—RELATED PARTY TRANSACTIONS

        As discussed further in Note D, the External Investment Manager is treated as a wholly owned portfolio company of MSCC and is included as part of Main Street's Investment Portfolio. At December 31, 2017, Main Street had a receivable of approximately $2.9 million due from the External Investment Manager which included (i) approximately $2.0 million related primarily to operating expenses incurred by MSCC or its subsidiaries as required to support the External Investment Manager's business and amounts due from the External Investment Manager to Main Street under a tax sharing agreement (see further discussion in Note D) and (ii) approximately $0.9 million of dividends declared but not paid by the External Investment Manager.

        In November 2015, Main Street's Board of Directors approved and adopted the Main Street Capital Corporation Deferred Compensation Plan (the "2015 Deferred Compensation Plan"). The 2015 Deferred Compensation Plan became effective on January 1, 2016 and replaced the Deferred Compensation Plan for Non-Employee Directors previously adopted by the Board of Directors in June 2013 (the "2013 Deferred Compensation Plan"). Under the 2015 Deferred Compensation Plan, non-employee directors and certain key employees may defer receipt of some or all of their cash compensation and directors' fees, subject to certain limitations. Individuals participating in the 2015 Deferred Compensation Plan receive distributions of their respective balances based on predetermined payout schedules or other events as defined by the plan and are also able to direct investments made on their behalf among investment alternatives permitted from time to time under the plan, including phantom Main Street stock units. As of December 31, 2017, $4.0 million of compensation and directors' fees had been deferred under the 2015 Deferred Compensation Plan (including amounts previously deferred under the 2013 Deferred Compensation Plan). Of this amount, $2.5 million was deferred into phantom Main Street stock units, representing 74,487 shares of Main Street's common stock. Including phantom stock units issued through dividend reinvestment, the phantom stock units outstanding as of December 31, 2017 represented 89,040 shares of Main Street's common stock. Any

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

amounts deferred under the plan represented by phantom Main Street stock units will not be issued or included as outstanding on the consolidated statements of changes in net assets until such shares are actually distributed to the participant in accordance with the plan, but are included in operating expenses and weighted-average shares outstanding in Main Street's consolidated statements of operations as earned.

NOTE P—SUBSEQUENT EVENTS

        During January 2018, Main Street made a new portfolio investment to facilitate the minority recapitalization of Brewer Crane, LLC ("Brewer"), a leading Southern California full-service crane rental service provider. Main Street, along with a co-investor, partnered with Brewer's founder and Chief Executive Officer to facilitate the transaction, with Main Street funding $14.2 million in a combination of first-lien, senior secured term debt and a direct equity investment. Headquartered in Lakeside, California, and founded in 1997, Brewer provides crane rental services to San Diego County and the surrounding Southern California area, offering mobile cranes, tower cranes, skilled operators, construction hoists, hauling, rigging, storage, service and repairs, and miscellaneous equipment rental.

        In February 2018, Main Street fully exited its debt and equity investments in SoftTouch Medical Holdings, LLC ("SoftTouch"), a leading provider of home medical equipment and services, serving pediatric patients across the states of Georgia and Alabama. SoftTouch provides a broad array of medical equipment and services to chronically ill youth through its diverse product offerings, including respiratory therapy, enteral feeding, phototherapy, ventilators, amongst others. Main Street realized a gain of approximately $5.2 million on the exit of its equity investment in SoftTouch.

        In February 2018, Main Street made a new portfolio investment to facilitate the management led buyout of DMS Holdco, LLC. ("DMS"), a leading provider of omni-channel direct marketing services. Main Street, along with a co-investor, partnered with the DMS' management team to facilitate the transaction, with Main Street funding $27.2 million in a combination of first-lien, senior secured term debt and a direct equity investment. Headquartered in Portland, Oregon, and founded in 1982, DMS develops and executes end-to-end, omni-channel direct marketing services including strategy, creative design, direct mail production/fulfillment, and digital marketing to various end markets including the FinTech, banking, telecom and technology industries.

        During February 2018, Main Street declared regular monthly dividends of $0.190 per share for each of April, May and June 2018. These regular monthly dividends equal a total of $0.570 per share for the second quarter of 2018. The second quarter 2018 regular monthly dividends represent a 2.7% increase from the dividends declared for the second quarter of 2017. Including the dividends declared for the second quarter of 2018, Main Street will have paid $22.530 per share in cumulative dividends since its October 2007 initial public offering.

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders'
Main Street Capital Corporation

Opinion on financial statement schedule

        We have audited in accordance with the standards of the Public Company Accounting Oversight Board (United States) ("PCAOB") the consolidated financial statements of Main Street Capital Corporation, and subsidiaries, (the "Company") referred to in our report dated February 23, 2018, which is included in the annual report on Form 10-K. Our audits of the consolidated financial statements also included the audit of the financial statement schedule listed in the index appearing under Item 15(2). In our opinion, this financial statement schedule, when considered in relation to the consolidated financial statements as a whole, presents fairly, in all material respects, the information set forth therein.

Basis for opinion

        This financial statement schedule is the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statement schedule based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

/s/ GRANT THORNTON LLP

Houston, Texas
February 23, 2018

Schedule 12-14

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments in and Advances to Affiliates
December 31, 2017
(dollars in thousands)

Company	Investment(1)	Amount of Realized Gain/(Loss)	Amount of Unrealized Gain/(Loss)	Amount of Interest, Fees or Dividends Credited to Income(2)	December 31, 2016 Fair Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2017 Fair Value
Majority-owned investments
2717 MH, L.P.	LP Interests	$—	$—	$—	$—	$536	$—	$536

Café Brazil, LLC	Member Units	—	(1,140)	179	6,040	—	1,140	4,900

Clad-Rex Steel, LLC	LIBOR Plus 9.50% (Floor 1.00)	—	112	1,542	14,337	143	1,200	13,280
	Member Units	—	2,220	520	7,280	2,220	—	9,500
	10% Secured Debt	—	12	119	1,190	12	19	1,183
	Member Units	—	70	—	210	70	—	280

CMS Minerals Investments	Preferred Member Units	1,405	(1,578)	96	3,682	—	3,682	—
	Member Units	—	(600)	212	3,381	—	989	2,392

Gamber-Johnson Holdings, LLC	LIBOR Plus 11.00% (Floor 1.00%)	—	187	2,988	23,846	235	681	23,400
	Member Units	—	4,450	592	18,920	4,450	—	23,370

GRT Rubber Technologies LLC	LIBOR Plus 9.00% (Floor 1.00%)	—	(34)	1,314	13,274	34	1,705	11,603
	Member Units	—	1,660	746	20,310	1,660	—	21,970

Harborside Holdings, LLC	Member Units	—	3,194	—	—	9,400	—	9,400

Hydratec, Inc.	Common Stock	—	(640)	1,631	15,640	—	640	15,000

IDX Broker, LLC	11.5% Secured Debt	—	88	1,316	10,950	5,500	1,200	15,250
	Preferred Member Units	—	4,274	136	7,040	4,620	—	11,660

Jensen Jewelers of Idaho, LLC	Prime Plus 6.75% (Floor 2.00%)	—	(20)	451	4,055	520	620	3,955
	Member Units	—	640	207	4,460	640	—	5,100

Lamb Ventures, LLC	11% Secured Debt	—	52	994	7,657	2,850	565	9,942
	Preferred Equity	—	—	—	400	—	—	400
	Member Units	—	800	40	5,990	800	—	6,790
	9.5% Secured Debt	—	4	65	1,170	432	1,170	432
	Member Units	—	(820)	845	1,340	—	820	520

Lighting Unlimited, LLC	8% Secured Debt	—	—	29	1,514	—	1,514	—
	Preferred Equity	(434)	24	—	410	24	434	—
	Warrants	(54)	54	—	—	54	54	—
	Member Units	(100)	100	—	—	100	100	—

Mid-Columbia Lumber	10% Secured Debt	—	—	176	1,750	593	953	1,390
Products, LLC	12% Secured Debt	—	—	477	3,900	—	37	3,863
	Member Units	—	(1,500)	6	2,480	595	1,500	1,575
	9.5% Secured Debt	—	—	78	836	—	45	791
	Member Units	—	150	72	600	690	—	1,290

MSC Adviser I, LLC	Member Units	—	11,151	3,032	30,617	11,151	—	41,768

Mystic Logistics Holdings, LLC	12% Secured Debt	—	(124)	1,073	9,176	52	1,532	7,696
	Common Stock	—	1,040	—	5,780	1,040	—	6,820

NRP Jones, LLC	12% Secured Debt	—	—	4,117	13,915	7,821	15,360	6,376
	Warrants	—	687	—	130	687	817	—
	Member Units	—	2,023	18	410	2,840	—	3,250

PPL RVs, Inc.	LIBOR Plus 7.00% (Floor 0.50%)	—	128	1,473	17,826	174	1,900	16,100
	Common Stock	—	660	80	11,780	660	—	12,440

Principle Environmental, LLC	13% Secured Debt	—	131	998	7,438	39	—	7,477
(d/b.a TruHorizon	Preferred Member Units	(63)	6,183	—	5,370	6,183	63	11,490
Environmental Solutions)	Warrants	—	380	—	270	380	—	650

Quality Lease Service, LLC	Zero Coupon Secured Debt	—	(391)	273	7,068	273	391	6,950
	Member Units	—	—	—	3,188	1,750	—	4,938

The MPI Group, LLC	9% Secured Debt	—	(513)	268	2,922	1	513	2,410
	Series A Preferred Units	—	—	—	—	—	—	—
	Warrants	—	—	—	—	—	—	—
	Member Units	—	90	92	2,300	89	—	2,389

Uvalco Supply, LLC	9% Secured Debt	—	—	54	872	—	524	348
	Member Units	69	(496)	235	4,640	—	760	3,880

Vision Interests, Inc.	13% Secured Debt	—	—	382	2,814	—	17	2,797
	Series A Preferred Stock	—	—	—	3,000	—	—	3,000
	Common Stock	—	—	—	—	—	—	—

Company	Investment(1)	Amount of Realized Gain/(Loss)	Amount of Unrealized Gain/(Loss)	Amount of Interest, Fees or Dividends Credited to Income(2)	December 31, 2016 Fair Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2017 Fair Value
Ziegler's NYPD, LLC	6.5% Secured Debt	—	—	68	994	2	—	996
	12% Secured Debt	—	—	37	300	—	—	300
	14% Secured Debt	—	—	390	2,750	—	—	2,750
	Warrants	—	(240)	—	240	—	240	—
	Preferred Member Units	—	(880)	—	4,100	—	880	3,220

Other controlled investments
Access Media Holdings, LLC	5% Current/5% PIK Secured Debt	—	(3,714)	2,379	19,700	1,164	3,714	17,150
	Preferred Member Units	—	(1,908)	—	240	1,668	1,908	—
	Member Units	—	—	—	—	—	—	—

Ameritech College Operations, LLC	13% Secured Debt	—	—	96	1,003	—	1,003	—
	13% Secured Debt	—	—	285	3,025	—	3,025	—
	Preferred Member Units	(3,321)	—	198	2,291	3,900	6,191	—

ASC Interests, LLC	11% Secured Debt	—	(16)	232	2,100	11	316	1,795
	Member Units	—	(1,150)	(12)	2,680	—	1,150	1,530

ATS Workholding, LLC	5% Secured Debt	—	—	36	—	3,249	—	3,249
	Preferred Member Units	—	—	—	—	3,726	—	3,726

Bond-Coat, Inc.	12% Secured Debt	—	(40)	1,450	11,596	40	40	11,596
	Common Stock	—	2,710	—	6,660	2,710	—	9,370

CBT Nuggets, LLC	Member Units	—	34,080	9,439	55,480	34,080	—	89,560

Charps, LLC	12% Secured Debt	—	—	2,371	—	19,025	800	18,225
	Preferred Member Units	—	250	—	—	650	—	650

Copper Trail Energy Fund I, LP	LP Interests	—	—	—	—	2,500	—	2,500

Datacom, LLC	8% Secured Debt	—	—	101	900	945	270	1,575
	5.25% Current / 5.25% PIK Secured Debt	—	(599)	1,296	11,049	660	599	11,110
	Class A Preferred Member Units	—	(638)	—	1,368	—	638	730
	Class B Preferred Member Units	—	(1,529)	—	1,529	—	1,529	—

Garreco, LLC	LIBOR Plus 10.00% (Floor 1.00%)	—	—	702	5,219	991	767	5,443
	Member Units	—	790	—	1,150	790	—	1,940

Gulf Manufacturing, LLC	9% PIK Secured Debt	—	—	51	777	—	777	—
	Member Units	—	1,290	437	8,770	1,290	—	10,060

Gulf Publishing Holdings, LLC	LIBOR Plus 9.50% (Floor 1.00%)	—	—	5	—	80	—	80
	12.5% Secured Debt	—	—	1,557	9,911	2,792	—	12,703
	Member Units	—	1,159	40	3,124	1,716	—	4,840

Harrison Hydra-Gen, Ltd.	Common Stock	—	460	—	3,120	460	—	3,580

Hawthorne Customs and Dispatch	Member Units	(159)	309	—	280	309	589	—
Services, LLC	Member Units	632	(825)	127	2,040	—	2,040	—

HW Temps LLC	LIBOR Plus 11.00% (Floor 1.00%)	—	—	1,430	10,500	18	600	9,918
	Preferred Member Units	—	—	140	3,940	—	—	3,940

Indianapolis Aviation Partners, LLC	15% Secured Debt	—	—	292	3,100	—	3,100	—
	Warrants	2,384	(1,520)	—	2,649	—	2,649	—

KBK Industries, LLC	10% Secured Debt	—	3	100	1,250	100	975	375
	12.5% Secured Debt	—	33	788	5,889	11	—	5,900
	Member Units	—	1,197	183	2,780	1,640	—	4,420

Marine Shelters Holdings, LLC	12% PIK Secured Debt	—	(2,551)	—	9,387	—	9,387	—
	Preferred Member Units	(100)	—	—	—	100	100	—

Market Force Information, LLC	LIBOR Plus 11.00% (Floor 1.00%)	—	—	1,541	—	23,815	672	23,143
	Member Units	—	—	—	—	14,700	—	14,700

MH Corbin Holding LLC	13% Secured Debt	—	—	2,030	13,197	29	700	12,526
	Preferred Member Units	—	—	140	6,000	—	—	6,000

NAPCO Precast, LLC	LIBOR Plus 8.50%	—	36	917	—	11,475	—	11,475
	Prime Plus 2.00% (Floor 7.00%)	—	(20)	122	2,713	20	2,733	—
	18% Secured Debt	—	(30)	327	3,952	30	3,982	—
	Member Units	—	750	393	10,920	750	—	11,670

NRI Clinical Research, LLC	LIBOR Plus 6.50% (Floor 1.50%)	—	—	36	200	200	—	400
	14% Secured Debt	—	(33)	650	4,261	33	429	3,865
	Warrants	—	(180)	—	680	—	180	500
	Member Units	—	38	—	2,462	360	322	2,500

NuStep, LLC	12% Secured Debt	—	—	2,646	—	20,420	—	20,420
	Preferred Member Units	—	—	—	—	10,200	—	10,200

OMi Holdings, Inc.	Common Stock	—	1,030	1,081	13,080	1,030	—	14,110

Pegasus Research Group, LLC	Member Units	—	1,690	157	8,620	1,690	—	10,310

River Aggregates, LLC	Zero Coupon Secured Debt	—	—	80	627	80	—	707
	Member Units	—	10	—	4,600	10	—	4,610
	Member Units	—	50	—	2,510	49	—	2,559

Company	Investment(1)	Amount of Realized Gain/(Loss)	Amount of Unrealized Gain/(Loss)	Amount of Interest, Fees or Dividends Credited to Income(2)	December 31, 2016 Fair Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2017 Fair Value
SoftTouch Medical Holdings LLC	LIBOR Plus 9.00% (Floor 1.00%)	—	(15)	748	7,140	15	15	7,140
	Member Units	—	920	969	9,170	919	—	10,089

Other
Amounts related to investments transferred to or from other 1940 Act classification during the period		—	—	(219)	(9,919)	—	—	—

		$259	$63,625	$62,762	$594,282	$239,770	$93,265	$750,706

Affiliate Investments
AFG Capital Group, LLC	Warrants	$—	$840	$—	$670	$190	$—	$860
	Member Units	—	190	34	2,750	840	—	3,590

Barfly Ventures, LLC	12% Secured Debt	—	176	1,005	5,827	2,888	—	8,715
	Options	—	430	—	490	430	—	920
	Warrants	—	240	—	280	240	—	520

BBB Tank Services, LLC	LIBOR Plus 8.00% (Floor 1.00%)	—	—	84	797	861	880	778
	15% Secured Debt	—	—	623	3,991	—	115	3,876
	Member Units	—	(300)	—	800	—	300	500

Boccella Precast Products LLC	LIBOR Plus 10.0% (Floor 1.00%)	—	170	1,203	—	16,400	—	16,400
	Member Units	—	1,280	37	—	3,440	—	3,440

Boss Industries, LLC	Preferred Member Units	—	1,476	193	2,800	1,667	537	3,930

Bridge Capital Solutions Corporation	13% Secured Debt	—	—	1,262	5,610	274	—	5,884
	Warrants	—	151	—	3,370	150	—	3,520
	13% Secured Debt	—	(2)	133	1,000	2	2	1,000
	Preferred Member Units	—	—	100	1,000	—	—	1,000

Buca C, LLC	LIBOR Plus 7.25% (Floor 1.00%)	—	(167)	1,891	22,671	56	2,534	20,193
	Preferred Member Units	—	(728)	240	4,660	240	728	4,172

CAI Software LLC	12% Secured Debt	—	—	456	3,683	800	400	4,083
	Member Units	—	750	87	2,480	750	—	3,230

Chandler Signs Holdings, LLC	12% Secured Debt	—	(7)	555	4,500	7	7	4,500
	Class A Units	—	(590)	13	3,240	—	590	2,650

Condit Exhibits, LLC	Member Units	—	110	41	1,840	110	—	1,950

Congruent Credit Opportunities	LP Interests (Fund II)	—	(3)	2	1,518	—	3	1,515
Funds	LP Interests (Fund III)	—	336	1,555	16,181	2,451	—	18,632

Daseke, Inc.	12% Current / 2.5% PIK Secured Debt	—	(167)	676	21,799	255	22,054	—
	Common Stock	22,859	(18,849)	—	24,063	—	24,063	—

Dos Rios Partners	LP Interests (Dos Rios Partners, LP)	—	2,240	—	4,925	2,240	—	7,165
	LP Interests (Dos Rios Partners—A, LP)	—	445	—	1,444	445	—	1,889

Dos Rios Stone Products LLC	Class A Units	—	(280)	23	2,070	—	280	1,790

East Teak Fine Hardwoods, Inc.	Common Stock	—	(230)	66	860	—	230	630

East West Copolymer &	12% Current/2% PIK Secured	(3,626)	961	—	8,630	961	9,591	—
Rubber, LLC	Debt Warrants	(50)	50	—	—	50	50	—

EIG Fund Investments	LP Interests (EIG Global Private Debt fund-A, L.P.)	71	(48)	90	2,804	1,160	2,909	1,055
	LP Interests (EIG Traverse Co-Investment, L.P.)	—	(100)	1,534	9,905	—	9,905	—

Freeport Financial Fund Investments	LP Interests (Freeport Financial SBIC Fund LP)	—	(6)	408	5,620	—	6	5,614
	LP Interests (Freeport First Lien Loan Fund III LP)	—	(52)	688	4,763	3,795	52	8,506

Gault Financial, LLC (RMB	10.5% Current Secured Debt	—	1,016	1,302	11,079	1,016	563	11,532
Capital, LLC)	Warrants	—	—	—	—	—	—	—

Glowpoint, Inc.	12% Secured Debt	(6,450)	4,951	685	3,997	5,003	9,000	—
	Common Stock	(3,974)	1,878	—	2,080	1,878	3,958	—

Guerdon Modular Holdings, Inc.	13% Secured Debt	—	—	1,450	10,594	38	—	10,632
	Preferred Stock	—	(1,140)	—	1,140	—	1,140	—
	Common Stock	—	(80)	—	80	—	80	—

Hawk Ridge Systems, LLC	11% Secured Debt	—	125	1,229	9,901	4,899	500	14,300
	Preferred Member Units	—	950	320	2,850	950	—	3,800
	Preferred Member Units	—	50	6	150	50	—	200

Houston Plating and Coatings, LLC	8% Unsecured Convertible Debt	—	200	165	—	3,200	—	3,200
	Member Units	—	1,390	5	4,000	2,140	—	6,140

HPEP 3, L.P.	LP Interests	—	—	—	—	1,343	400	943

I-45 SLF LLC	Member Units	—	255	2,881	14,586	2,255	—	16,841

Company	Investment(1)	Amount of Realized Gain/(Loss)	Amount of Unrealized Gain/(Loss)	Amount of Interest, Fees or Dividends Credited to Income(2)	December 31, 2016 Fair Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2017 Fair Value
Indianhead Pipeline Services, LLC	12% Secured Debt	—	—	947	5,079	562	5,641	—
	Preferred Member Units	—	(338)	514	2,677	514	3,191	—
	Warrants	134	459	—	—	459	459	—
	Member Units	272	1	—	—	1	1	—

L.F. Manufacturing Holdings, LLC	Member Units	—	620	—	1,380	620	—	2,000

Meisler Operating LLC	LIBOR Plus 8.50% (Floor 1.00%)	—	—	1,249	—	16,633	—	16,633
	Member Units	—	190	—	—	3,390	—	3,390

OnAsset Intelligence, Inc.	12% PIK Secured Debt	(29)	—	576	4,519	575	—	5,094
	10% PIK Secured Debt	—	—	3	—	48	—	48
	Preferred Stock	—	—	—	—	—	—	—
	Warrants	—	—	—	—	—	—	—

OPI International Ltd.	10% Unsecured Debt	(86)	(473)	16	473	—	473	—
	Common Stock	—	(1,600)	—	1,600	—	1,600	—

PCI Holding Company, Inc.	12% Secured Debt	—	(102)	1,922	13,000	345	752	12,593
	Preferred Stock	—	(5,028)	548	5,370	548	5,028	890
	Preferred Stock	—	870	—	—	2,610	—	2,610

Rocaceia, LLC (Quality Lease and	12% Secured Debt	—	—	—	250	—	—	250
Rental Holdings, LLC)	Preferred Member Units	—	—	—	—	—	—	—

Tin Roof Acquisition Company	12% Secured Debt	—	—	1,656	13,385	66	729	12,722
	Class C Preferred Stock	—	—	288	2,738	289	—	3,027

UniTek Global Services, Inc.	LIBOR Plus 8.50% (Floor 1.00%)	—	(5)	722	5,021	3,519	5	8,535
	LIBOR Plus 7.50% (Floor 1.00%)	—	—	9	824	3	690	137
	15% PIK Unsecured Debt	—	—	129	745	120	—	865
	Preferred Stock	—	(637)	1,547	6,410	1,547	637	7,320
	Preferred Stock	—	(8)	339	—	2,858	8	2,850
	Common Stock	—	(520)	—	3,010	—	520	2,490

Universal Wellhead Services	Preferred Member Units	—	109	—	720	110	—	830
Holdings, LLC	Member Units	—	1,300	—	610	1,300	—	1,910

Valley Healthcare Group, LLC	LIBOR Plus 12.50% (Floor 0.50%)	—	—	1,728	12,844	31	1,190	11,685
	Preferred Member Units	—	—	—	1,600	—	—	1,600

Volusion, LLC	11.5% Secured Debt	—	—	2,659	15,298	668	766	15,200
	Preferred Member Units	—	—	—	14,000	—	—	14,000
	Warrants	—	(496)	—	2,576	—	496	2,080

Other
Amounts related to investments transferred to or from other 1940 Act classification during the period		(1,077)	(3,582)	1,615	24,321	—	—	—

		$8,044	$(11,329)	$37,509	$375,948	$100,290	$113,063	$338,854

Total Non-Control/Non-Affiliate investments		$7,879	$(9,751)	$105,470

Total Portfolio Investments		$16,182	$42,545	$205,741

  This schedule should be read in conjunction with Main Street's consolidated financial statements, including the consolidated schedule of investments and notes to the consolidated financial statements.

(1)
The principal amount, the ownership detail for equity investments and if the investment is income producing is included in the consolidated schedule of investments.

(2)
Represents the total amount of interest, fees and dividends credited to income for the portion of the period for which an investment was included in Control or Affiliate categories, respectively. For investments transferred between Control and Affiliate categories during the period, any income or investment balances related to the time period it was in the category other than the one shown at period end is included in "Amounts from investments transferred from other 1940 Act classifications during the period."

(3)
Gross additions include increases in the cost basis of investments resulting from new portfolio investments, follow-on investments and accrued PIK interest, and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in net unrealized depreciation as well as the movement of an existing portfolio company into this category and out of a different category.

(4)
Gross reductions include decreases in the cost basis of investments resulting from principal repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increases in net unrealized depreciation or net decreases in unrealized appreciation as well as the movement of an existing portfolio company out of this category and into a different category.

Schedule 12-14

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments In and Advances to Affiliates
December 31, 2016
(dollars in thousands)

Company	Investment(1)	Amount of Realized Gain/(Loss)	Amount of Unrealized Gain/(Loss)	Amount of Interest, Fees or Dividends Credited to Income(2)	December 31, 2015 Fair Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2016 Fair Value
Control Investments
Majority-owned investments
Café Brazil, LLC	Member Units	$—	$(1,290)	$429	$7,330	$—	$1,290	$6,040

Clad-Rex Steel, LLC	LIBOR Plus 9.50%	—	—	5	—	396	—	396
	LIBOR Plus 9.50%	—	—	192	—	13,941	—	13,941
	Member Units	—	—	—	—	7,280	—	7,280
	10% Secured Debt	—	—	4	—	1,190	—	1,190
	Member Units	—	—	—	—	210	—	210

CMS Minerals Investments	Member Units	—	(448)	178	—	4,083	702	3,381
	Preferred Member Units	—	(2,369)	1,239	6,914	—	3,232	3,682

Gamber-Johnson Holdings, LLC	LIBOR Plus 11.00% (Floor 1.00%)	—	—	1,551	—	23,846	—	23,846
	Member Units	—	4,076	404	—	18,920	—	18,920

GRT Rubber Technologies LLC	LIBOR Plus 9.00% (Floor 1.00%)	—	86	1,465	15,988	134	2,848	13,274
	Member Units	—	4,730	949	15,580	4,730	—	20,310

Hydratec, Inc.	Common Stock	—	690	1,631	14,950	690	—	15,640

IDX Broker, LLC	12.5% Secured Debt	—	(23)	1,460	11,350	23	423	10,950
	Member Units	—	600	136	6,440	600	—	7,040

Jensen Jewelers of Idaho, LLC	Prime Plus 6.75% (Floor 2.00%)	—	32	475	4,055	500	500	4,055
	Member Units	—	(290)	209	4,750	—	290	4,460

Lamb Ventures, LLC	LIBOR Plus 5.75%	—	—	7	—	351	351	—
	11% Secured Debt	—	—	869	7,962	—	305	7,657
	Preferred Equity	—	—	—	328	72	—	400
	Member Units	—	1,300	90	4,690	1,300	—	5,990
	9.5% Secured Debt	—	—	86	919	300	49	1,170
	Member Units	—	100	362	1,240	100	—	1,340

Lighting Unlimited, LLC	8% Secured Debt	—	—	123	1,514	—	—	1,514
	Preferred Equity	—	(20)	—	430	—	20	410
	Warrants	—	(40)	—	40	—	40	—
	Member Units	—	(350)	(81)	350	—	350	—

Mid-Columbia Lumber	10% Secured Debt	—	—	178	1,750	—	—	1,750
Products, LLC	12% Secured Debt	—	—	476	3,900	—	—	3,900
	Member Units	—	(666)	5	2,580	566	666	2,480
	9.5% Secured Debt	—	—	83	881	—	45	836
	Member Units	—	50	23	550	50	—	600

MSC Adviser I, LLC	Member Units	—	3,345	2,829	27,272	3,345	—	30,617

Mystic Logistics Holdings, LLC	12% Secured Debt	—	(42)	1,184	9,448	42	314	9,176
	Common Stock	—	(190)	—	5,970	—	190	5,780

NRP Jones, LLC	6% Current / 6% PIK Secured Debt	—	—	1,921	12,948	967	—	13,915
	Warrants	—	(320)	—	450	—	320	130
	Member Units	—	(1,070)	—	1,480	—	1,070	410

PPL RVs, Inc.	11.1% Secured Debt	—	—	913	9,710	—	9,710	—
	LIBOR Plus 7.00% (Floor 0.50%)	—	—	234	—	17,826	—	17,826
	Common Stock	—	2,010	261	9,770	2,010	—	11,780

Principle Environmental, LLC	12% Secured Debt	—	(21)	516	4,060	21	21	4,060
	12% Current / 2% PIK Secured Debt	—	(1)	473	3,310	69	1	3,378
	Preferred Member Units	—	(690)	—	6,060	—	690	5,370
	Warrants	—	(40)	—	310	—	40	270

Quality Lease Service, LLC	8% PIK Secured Debt	—	—	530	6,538	530	—	7,068
	Member Units	—	—	—	2,638	550	—	3,188

Southern RV, LLC	13% Secured Debt	—	(104)	157	11,400	104	11,504	—
	Member Units	13,918	(13,420)	957	15,100	—	15,100	—
	13% Secured Debt	—	(720)	45	3,250	30	3,280	—
	Member Units	440	(30)	—	1,200	—	1,200	—

The MPI Group, LLC	9% Secured Debt	—	—	269	2,921	1	—	2,922
	Series A Preferred Units	—	(690)	—	690	—	690	—
	Warrants	—	—	—	—	—	—	—
	Member Units	—	70	129	2,230	70	—	2,300

Company	Investment(1)	Amount of Realized Gain/(Loss)	Amount of Unrealized Gain/(Loss)	Amount of Interest, Fees or Dividends Credited to Income(2)	December 31, 2015 Fair Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2016 Fair Value
Travis Acquisition LLC	12% Secured Debt	—	(43)	340	3,513	43	3,556	—
	Member Units	17,862	(7,380)	2,812	14,480	—	14,480	—

Uvalco Supply, LLC	9% Secured Debt	—	—	97	1,314	—	442	872
	Member Units	—	(820)	120	5,460	—	820	4,640

Vision Interests, Inc.	13% Secured Debt	—	—	412	3,052	19	257	2,814
	Series A Preferred Stock	—	(550)	—	3,550	—	550	3,000
	Common Stock	—	(210)	—	210	—	210	—

Ziegler's NYPD, LLC	6.5% Secured Debt	—	—	68	992	2	—	994
	12% Secured Debt	—	—	46	500	—	200	300
	14% Secured Debt	—	—	391	2,750	—	—	2,750
	Warrants	—	190	—	50	190	—	240
	Preferred Member Units	—	700	—	3,400	700	—	4,100

Other controlled investments
Access Media Holdings, LLC	5.00% Current / 5.00% PIK Secured Debt	—	(1,790)	2,270	20,380	1,110	1,790	19,700
	Preferred Member Units	—	(3,841)	—	2,000	2,081	3,841	240
	Member Units	—	—	—	—	—	—	—

Ameritech College Operations, LLC	10% Secured Debt	—	—	52	514	—	—	514
	13% Secured Debt	—	—	315	3,025	—	—	3,025
	13% Secured Debt	—	—	51	489	—	—	489
	Preferred Member Units	—	—	(5)	2,291	—	—	2,291

ASC Interests, LLC	11% Secured Debt	—	(14)	271	2,500	14	414	2,100
	Member Units	—	450	95	2,230	450	—	2,680

Bond-Coat, Inc.	12% Secured Debt	—	(35)	1,450	11,596	35	35	11,596
	Common Stock	—	(2,480)	—	9,140	—	2,480	6,660

CBT Nuggets, LLC	Member Units	—	13,360	7,425	42,120	13,360	—	55,480

Datacom, LLC	8% Secured Debt	—	—	53	—	900	—	900
	5.25% Current / 5.25% PIK Secured Debt	—	(450)	1,193	10,970	529	450	11,049
	Class A Preferred Member Units	—	188	—	1,181	187	—	1,368
	Class B Preferred Member Units	—	(3,550)	—	5,079	—	3,550	1,529

Garreco, LLC	14% Secured Debt	—	—	838	5,739	30	550	5,219
	Member Units	—	(120)	—	1,270	—	120	1,150

Gulf Manufacturing, LLC	9% PIK Secured Debt	—	—	71	777	—	—	777
	Member Units	—	(5,000)	51	13,770	—	5,000	8,770

Gulf Publishing Holdings, LLC	12.5% Secured Debt	—	—	969	—	9,911	—	9,911
	Member Units	—	—	62	—	3,124	—	3,124

Harrison Hydra-Gen, Ltd.	9% Secured Debt	—	—	9	5,010	—	5,010	—
	Preferred Stock	—	—	2	1,361	2	1,363	—
	Common Stock	—	520	69	2,600	520	—	3,120

Hawthorne Customs and Dispatch	Member Units	—	(180)	—	460	—	180	280
Services, LLC	Member Units	—	(180)	188	2,220	—	180	2,040

HW Temps LLC	LIBOR Plus 13% (Floor 1.00%)	—	—	1,172	9,884	816	200	10,500
	Preferred Member Units	—	(2)	389	3,942	—	2	3,940

Indianapolis Aviation Partners, LLC	15% Secured Debt	—	(5)	636	3,100	5	5	3,100
	Warrants	—	109	—	2,540	109	—	2,649

Marine Shelters Holdings, LLC	12% PIK Secured Debt	—	(430)	895	8,870	947	430	9,387
	Preferred Member Units	—	(4,881)	—	4,881	—	4,881	—

MH Corbin Holding LLC	10% Secured Debt	—	—	1,409	13,869	28	700	13,197
	Preferred Member Units	—	—	140	6,000	—	—	6,000

NAPCO Precast, LLC	Prime Plus 2.00% (Floor 7.00%)	—	19	283	4,005	—	1,292	2,713
	18% Secured Debt	—	28	794	4,924	—	972	3,952
	Member Units	—	2,330	687	8,590	2,330	—	10,920

NRI Clinical Research, LLC	LIBOR Plus 6.50% (Floor 1.50%)	—	—	8	—	200	—	200
	14% Secured Debt	—	33	683	4,539	78	356	4,261
	Warrants	—	340	—	340	340	—	680
	Member Units	—	1,120	—	1,342	1,120	—	2,462

OMi Holdings, Inc.	Common Stock	—	(560)	480	13,640	—	560	13,080

Pegasus Research Group, LLC	Member Units	—	1,780	243	6,840	1,780	—	8,620

River Aggregates, LLC	Zero Coupon Secured Debt	—	—	71	556	71	—	627
	Member Units	—	770	460	3,830	770	—	4,600
	Member Units	—	150	—	2,360	150	—	2,510

SoftTouch Medical Holdings LLC	LIBOR Plus 9.00% (Floor 1.00%)	—	45	793	8,010	65	935	7,140
	Member Units	—	3,460	397	5,710	3,460	—	9,170

Company	Investment(1)	Amount of Realized Gain/(Loss)	Amount of Unrealized Gain/(Loss)	Amount of Interest, Fees or Dividends Credited to Income(2)	December 31, 2015 Fair Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2016 Fair Value
Other
Amounts related to investments transferred to or from other 1940 Act classification during the period		—	—	—	—	—	—	—

		$32,220	$(12,674)	$52,221	$555,011	$150,323	$111,052	$594,282

Affiliate Investments
AFG Capital Group, LLC	11% Secured Debt	$—	$(179)	$1,313	$12,790	$349	$13,139	$—
	Warrants	—	180	—	490	180	—	670
	Member Units	—	730	40	2,020	730	—	2,750

Barfly Ventures, LLC	12% Secured Debt	—	(33)	1,053	4,042	1,818	33	5,827
	Options	—	93	—	—	490	—	490
	Warrants	—	(193)	—	473	—	193	280

BBB Tank Services, LLC	LIBOR Plus 9.50% (Floor 1.00%)	—	—	22	—	797	—	797
	15% Secured Debt	—	—	439	—	3,991	—	3,991
	Member Units	—	—	—	—	800	—	800

Boss Industries, LLC	Preferred Member Units	—	34	264	2,586	214	—	2,800

Bridge Capital Solutions Corporation	13% Secured Debt	—	—	1,293	6,890	5,720	7,000	5,610
	Warrants	—	138	—	1,300	2,070	—	3,370
	13% Secured Debt	—	9	73	—	1,000	—	1,000
	Preferred Member Units	—	—	44	—	1,000	—	1,000

Buca C, LLC	LIBOR Plus 7.25% (Floor 1.00%)	—	167	2,087	25,299	531	3,159	22,671
	Preferred Member Units	—	723	226	3,711	949	—	4,660

CAI Software LLC	12% Secured Debt	—	(13)	507	4,661	14	992	3,683
	Member Units	—	1,480	102	1,000	1,480	—	2,480

CapFusion, LLC	13% Secured Debt	—	—	1,547	—	13,202	—	13,202
	Warrants	—	—	—	—	1,200	—	1,200

Chandler Signs Holdings, LLC	12% Secured Debt	—	39	595	—	4,500	—	4,500
	Class A Units	—	1,740	149	—	3,240	—	3,240

Condit Exhibits, LLC	Member Units	—	830	175	1,010	830	—	1,840

Congruent Credit Opportunities	LP Interests (Fund II)	—	(434)	400	2,834	—	1,316	1,518
Funds	LP Interests (Fund III)	—	423	1,115	12,024	4,157	—	16,181

Daseke, Inc.	12% Current / 2.5% PIK Secured Debt	—	(84)	3,252	21,253	629	83	21,799
	Common Stock	—	1,403	—	22,660	1,403	—	24,063

Dos Rios Partners	LP Interests (Dos Rios Partners, LP)	—	2	—	2,031	2,894	—	4,925
	LP Interests (Dos Rios Partners—A, LP)	—	(122)	—	648	918	122	1,444

Dos Rios Stone Products LLC	Class A Units	—	70	57	—	2,070	—	2,070

East Teak Fine Hardwoods, Inc.	Common Stock	—	—	41	860	—	—	860

East West Copolymer &	12% Current / 2% PIK Secured Debt	—	(961)	1,302	9,463	127	960	8,630
Rubber, LLC	Warrants	—	(50)	—	50	—	50	—

EIG Fund Investments	LP Interests	—	—	243	718	2,086	—	2,804

EIG Traverse Co-Investment, L.P.	LP Interests	—	100	1,175	4,755	5,150	—	9,905

Freeport Financial Fund Investments	LP Interests (Freeport Financial SBIC Fund LP)	—	(425)	398	6,045	—	425	5,620
	LP Interests (Freeport First Lien Loan Fund III LP)	—	—	478	2,077	2,686	—	4,763

Gault Financial, LLC (RMB	10% Secured Debt	—	—	1,532	10,930	149	—	11,079
Capital, LLC)	Warrants	—	—	—	—	—	—	—

Glowpoint, Inc.	8% Secured Debt	—	—	21	397	1	398	—
	12% Secured Debt	—	(4,951)	1,125	8,929	22	4,954	3,997
	Common Stock	—	(1,760)	—	3,840	—	1,760	2,080

Guerdon Modular Holdings, Inc.	9% Current / 4% PIK Secured Debt	—	—	1,463	10,280	1,274	960	10,594
	Preferred Stock	—	—	—	—	1,140	—	1,140
	Common Stock	—	(1,910)	—	1,990	—	1,910	80

Hawk Ridge Systems, LLC	10% Secured Debt	—	—	184	—	9,901	—	9,901
	Preferred Member Units	—	—	28	—	2,850	—	2,850
	Preferred Member Units	—	—	—	—	150	—	150

Houston Plating and Coatings, LLC	Member Units	—	(4,873)	(22)	8,440	433	4,873	4,000

I-45 SLF LLC	Member Units	—	386	1,964	7,200	7,386	—	14,586

Indianhead Pipeline Services, LLC	12% Secured Debt	—	—	1,548	5,853	126	900	5,079
	Preferred Member Units	—	338	37	2,302	375	—	2,677
	Warrants	—	—	—	—	—	—	—
	Member Units	—	—	—	—	—	—	—

Company	Investment(1)	Amount of Realized Gain/(Loss)	Amount of Unrealized Gain/(Loss)	Amount of Interest, Fees or Dividends Credited to Income(2)	December 31, 2015 Fair Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2016 Fair Value
KBK Industries, LLC	10% Secured Debt	—	—	51	—	1,550	300	1,250
	12.5% Secured Debt	—	(25)	763	5,900	14	25	5,889
	Member Units	—	(900)	(8)	3,680	—	900	2,780

L.F. Manufacturing Holdings, LLC	Member Units	—	(105)	—	1,485	—	105	1,380

MPS Denver, LLC	Member Units	(1,254)	—	—	1,130	124	1,254	—

OnAsset Intelligence, Inc.	12% PIK Secured Debt	—	—	512	4,006	513	—	4,519
	Preferred Stock	—	(1,380)	—	1,380	—	1,380	—
	Warrants	—	—	—	—	—	—	—

OPI International Ltd.	10% Unsecured Debt	—	—	48	473	—	—	473
	Common Stock	—	(1,600)	—	3,200	—	1,600	1,600

PCI Holding Company, Inc.	12% Secured Debt	—	102	1,354	—	13,000	—	13,000
	Preferred Stock	—	(134)	617	4,887	617	134	5,370

Radial Drilling Services Inc.	12% Secured Debt	(1,433)	2,441	20	1,500	2,461	3,961	—
	Warrants	(760)	758	—	—	758	758	—

Rocaceia, LLC (Quality Lease and	12% Secured Debt	—	—	—	250	—	—	250
Rental Holdings, LLC)	Preferred Member Units	(2)	—	—	—	—	—	—

Samba Holdings, Inc.	12.5% Secured Debt	—	(110)	1,100	24,662	110	24,772	—
	Common Stock	28,707	(28,133)	—	30,220	—	30,220	—

Tin Roof Acquisition Company	12% Secured Debt	—	—	1,735	13,807	62	484	13,385
	Class C Preferred Stock	—	—	262	2,477	261	—	2,738

UniTek Global Services, Inc.	LIBOR Plus 7.50% (Floor 1.00%)	—	25	254	2,812	2,209	—	5,021
	LIBOR Plus 8.50% (Floor 1.00%)	—	6	108	1,255	16	447	824
	15% PIK Unsecured Debt	—	3	113	638	107	—	745
	Preferred Stock	—	(8)	878	5,540	878	8	6,410
	Common Stock	—	3,010	—	—	3,010	—	3,010

Universal Wellhead Services	Member Units	—	(3,390)	—	—	4,000	3,390	610
Holdings, LLC	Preferred Member Units	(91)	1,003	—	3,000	1,811	4,091	720

Valley Healthcare Group, LLC	LIBOR Plus 12.50% (Floor 0.50%)	—	—	1,519	10,297	2,647	100	12,844
	Preferred Member Units	—	—	—	—	1,600	—	1,600

Volusion, LLC	11.5% Secured Debt	—	—	2,451	16,199	—	901	15,298
	Preferred Member Units	—	—	—	14,000	—	—	14,000
	Warrants	—	—	—	1,400	1,176	—	2,576

Other
Amounts related to investments transferred to or from other 1940 Act classification during the period		—	—	(345)	(15,530)	—	—	—

		$25,167	$(35,540)	$37,702	$350,519	$127,956	$118,057	$375,948

Total Non-Control/Non-Affiliate investments		$(26,317)	$39,909	$88,242

Total Portfolio Investments		$31,070	$(8,305)	$178,165

  This schedule should be read in conjunction with Main Street's consolidated financial statements, including the consolidated schedule of investments and notes to the consolidated financial statements.

(1)
The principal amount, the ownership detail for equity investments and if the investment is income producing is included in the consolidated schedule of investments.

(2)
Represents the total amount of interest, fees and dividends credited to income for the portion of the period for which an investment was included in Control or Affiliate categories, respectively. For investments transferred between Control and Affiliate categories during the period, any income or investment balances related to the time period it was in the category other than the one shown at period end is included in "Amounts from investments transferred from other 1940 Act classifications during the period."

(3)
Gross additions include increases in the cost basis of investments resulting from new portfolio investments, follow-on investments and accrued PIK interest, and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in net unrealized depreciation as well as the movement of an existing portfolio company into this category and out of a different category.

(4)
Gross reductions include decreases in the cost basis of investments resulting from principal repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increases in net unrealized depreciation or net decreases in unrealized appreciation as well as the movement of an existing portfolio company out of this category and into a different category.

Common Stock
Preferred Stock
Subscription Rights
Debt Securities

PROSPECTUS

PART C
Other Information

Item 25.    Financial Statements And Exhibits

(1)
Financial Statements

        The following financial statements of Main Street Capital Corporation (the "Registrant" or the "Company") are included in Part A of this Registration Statement:

(2)
Exhibits

(a)	Articles of Amendment and Restatement of Main Street Capital Corporation (previously filed as Exhibit (a) to Main Street Capital Corporation's Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 filed on August 15, 2007 (Reg. No. 333-142879))

(b)	Amended and Restated Bylaws of Main Street Capital Corporation (previously filed as Exhibit 3.1 to Main Street Capital Corporation's Current Report on Form 8-K filed on March 6, 2013 (File No. 1-33723))

(c)	Not Applicable

(d)(1)	Form of Common Stock Certificate (previously filed as Exhibit (d) to Main Street Capital Corporation's Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 filed on August 15, 2007 (Reg. No. 333-142879))

(d)(2)	Form of Subscription Certificate*

(d)(3)	Form of Subscription Agent Agreement*

(d)(4)	Form of Warrant Agreement*

(d)(5)	Form of Preferred Stock Certificate*

(d)(6)	Form of Indenture between Main Street Capital Corporation and The Bank of New York Mellon Trust Company, N.A. (previously filed as Exhibit (d)(6) to Main Street Capital Corporation's Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 filed on March 28, 2013 (Reg. No. 333-183555))

(d)(7)	Statement of Eligibility of Trustee on Form T-1 of The Bank of New York Mellon Trust Company, N.A., as trustee with respect to the Indenture under Exhibit (d)(6)**

(d)(8)	Form of First Supplemental Indenture relating to the 6.125% Notes due 2023, between Main Street Capital Corporation and The Bank of New York Mellon Trust Company, N.A. (previously filed as Exhibit (d)(8) to Main Street Capital Corporation's Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 filed on March 28, 2013 (Reg. No. 333-183555))

(d)(9)	Form of 6.125% Notes due 2023 (incorporated by reference to Exhibit (d)(8))

(d)(10)	Form of Second Supplemental Indenture relating to the 4.50% Notes due 2019, between Main Street Capital Corporation and The Bank of New York Mellon Trust Company, N.A. (previously filed as Exhibit (d)(10) to Main Street Capital Corporation's Post-Effective Amendment No. 9 to the Registration Statement on Form N-2 filed on November 4, 2014 (Reg. No. 333-183555))

(d)(11)	Form of 4.50% Notes due 2019 (incorporated by reference to Exhibit (d)(10))

(d)(12)	Form of Third Supplemental Indenture relating to the 4.50% Notes due 2022, between Main Street Capital Corporation and The Bank of New York Mellon Trust Company, N.A. (previously filed as Exhibit (d)(12) to Main Street Capital Corporation's Post-Effective Amendment No. 14 to the Registration Statement on Form N-2 filed on November 17, 2017 (Reg. No. 333-203147))

(d)(13)	Form of 4.50% Notes due 2022 (incorporated by reference to Exhibit (d)(12))

(e)	Dividend Reinvestment and Direct Stock Purchase Plan dated July 18, 2017 (previously filed as Exhibit (e) to Main Street Capital Corporation's Post-Effective Amendment No. 12 to the Registration Statement on Form N-2 filed on July 18, 2017 (Reg. No. 333-203147))

(f)(1)	Main Street Mezzanine Fund, LP SBIC debentures guaranteed by the SBA (previously filed as Exhibit (f)(1) to Main Street Capital Corporation's Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 filed on June 22, 2007 (Reg. No. 333-142879))

(f)(2)	Main Street Capital II, LP SBIC debentures guaranteed by the SBA (see Exhibit (f)(1) to Pre-Effective Amendment No. 1 to Form N-2 of Main Street Capital Corporation filed with the SEC on June 22, 2007 for a substantially identical copy of the form of debentures)

(f)(3)	Main Street Capital III, LP SBIC debentures guaranteed by the SBA (see Exhibit (f)(1) to Pre-Effective Amendment No. 1 to Form N-2 of Main Street Capital Corporation filed with the SEC on June 22, 2007 for a substantially identical copy of the form of debentures)

(g)(1)	Investment Sub-Advisory Agreement dated May 31, 2012 by and among HMS Adviser, LP, Main Street Capital Partners, LLC, Main Street Capital Corporation and HMS Income Fund, Inc. (previously filed as Exhibit (g)(2) to HMS Income Fund, Inc.'s Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 filed on May 31, 2012 (Reg. No. 333-178548))

(g)(2)	Assignment and Assumption of Investment Sub-Advisory Agreement dated December 31, 2013 by and among MSC Adviser I, LLC, HMS Adviser, LP, Main Street Capital Partners, LLC, Main Street Capital Corporation and HMS Income Fund, Inc. (previously filed as Exhibit 10.14 to Main Street Capital Corporation's Annual Report on Form 10-K for the year ended December 31, 2013 filed on February 28, 2014 (File. No. 1-33723))

(h)(1)	Form of Underwriting Agreement for equity securities*

(h)(2)	Form of Underwriting Agreement for debt securities*

(h)(3)	Form of Equity Distribution Agreement dated May 10, 2017 (previously filed as Exhibit (h)(3) to Main Street Capital Corporation's Post-Effective Amendment No. 11 to the Registration Statement on Form N-2 filed on May 10, 2017 (Reg. No. 333-203147))

(i)(1)	Main Street Capital Corporation 2015 Equity and Incentive Plan (previously filed as Exhibit 4.4 to Main Street Capital Corporation's Registration Statement on Form S-8 filed on May 5, 2015 (Reg. No. 333-203893))

(i)(2)	Form of Restricted Stock Agreement for Executive Officers—Main Street Capital Corporation 2015 Equity and Incentive Plan (previously filed as Exhibit 4.6 to Main Street Capital Corporation's Registration Statement on Form S-8 filed on May 5, 2015 (Reg. No. 333-203893))

(i)(3)	Main Street Capital Corporation 2015 Non-Employee Director Restricted Stock Plan (previously filed as Exhibit 4.5 to Main Street Capital Corporation's Registration Statement on Form S-8 filed on May 5, 2015 (Reg. No. 333-203893))

(i)(4)	Form of Restricted Stock Agreement for Non-Employee Directors—Main Street Capital Corporation 2015 Non-Employee Director Restricted Stock Plan (previously filed as Exhibit 4.7 to Main Street Capital Corporation's Registration Statement on Form S-8 filed on May 5, 2015 (Reg. No. 333-203893))

(i)(5)	Main Street Capital Corporation Deferred Compensation Plan Adoption Agreement and Plan Document (previously filed as Exhibit 4.1 to Main Street Capital Corporation's Registration Statement on Form S-8 filed on December 18, 2015 (File No. 333-208643))

(j)	Custodian Agreement (previously filed as Exhibit (j) to Main Street Capital Corporation's Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 filed on September 21, 2007 (Reg. No. 333-142879))

(k)(1)	Form of Confidentiality and Non-Compete Agreement by and between Main Street Capital Corporation and Vincent D. Foster (previously filed as Exhibit (k)(12) to Main Street Capital Corporation's Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 filed on September 21, 2007 (Reg. No. 333-142879))

(k)(2)	Form of Indemnification Agreement by and between Main Street Capital Corporation and each executive officer and director (previously filed as Exhibit (k)(13) to Main Street Capital Corporation's Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 filed on September 21, 2007 (Reg. No. 333-142879))

(k)(3)	Second Amended and Restated Credit Agreement dated September 27, 2013 (previously filed as Exhibit 10.1 to Main Street Capital Corporation's Current Report on Form 8-K filed on October 1, 2013 (File No. 1-33723))

(k)(4)	Second Amended and Restated General Security Agreement dated September 27, 2013 (previously filed as Exhibit 10.2 to Main Street Capital Corporation's Current Report on Form 8-K filed on October 1, 2013 (File No. 1-33723))

(k)(5)	Second Amended and Restated Equity Pledge Agreement dated September 27, 2013 (previously filed as Exhibit 10.3 to Main Street Capital Corporation's Current Report on Form 8-K filed on October 1, 2013 (File No. 1-33723))

(k)(6)	Amended and Restated Custodial Agreement dated September 20, 2010 (previously filed as Exhibit 10.3 to Main Street Capital Corporation's Current Report on Form 8-K filed September 21, 2010 (File No. 1-33723))

(k)(7)	Third Amendment to Amended and Restated Credit Agreement and First Amendment to Amended and Restated Custodial Agreement dated November 21, 2011 (previously filed as Exhibit 10.1 to Main Street Capital Corporation's Current Report on Form 8-K filed November 22, 2011 (File No. 1-33723))

(k)(8)	First Amendment to Second Amended and Restated Credit Agreement dated June 27, 2014 (previously filed as Exhibit 10.1 to Main Street Capital Corporation's Current Report on Form 8-K filed on July 1, 2014 (File No. 1-33723))

(k)(9)	Second Amendment to Second Amended and Restated Credit Agreement dated September 25, 2014 (previously filed as Exhibit 10.1 to Main Street Capital Corporation's Current Report on Form 8-K filed on September 30, 2014 (File No. 1-33723))

(k)(10)	Third Amendment to Second Amended and Restated Credit Agreement dated October 22, 2014 (previously filed as Exhibit (k)(6) to Main Street Capital Corporation's Post-Effective Amendment No. 9 to the Registration Statement on Form N-2 filed on November 4, 2014 (Reg. No. 333-183555))

(k)(11)	Supplement and Joinder Agreement dated December 11, 2014 (previously filed as Exhibit 10.1 to Main Street Capital Corporation's Current Report on Form 8-K filed on December 12, 2014 (File No. 1-33723))

(k)(12)	Fourth Amendment to Second Amended and Restated Credit Agreement dated April 29, 2015 (previously filed as Exhibit 10.1 to Main Street Capital Corporation's Current Report on Form 8-K filed on April 30, 2015 (File No. 1-33723))

(k)(13)	Fifth Amendment to Second Amended and Restated Credit Agreement and First Amendment to Security Agreement dated November 20, 2015 (previously filed as Exhibit 10.1 to Main Street Capital Corporation's Current Report on Form 8-K filed on November 24, 2015 (File No. 1-33723))

(k)(14)	Sixth Amendment to Second Amended and Restated Credit Agreement dated October 31, 2016 (previously filed as Exhibit 10.1 to Main Street Capital Corporation's Current Report on Form 8-K filed on November 1, 2016 (File No. 1-33723))

(k)(15)	Supplement Agreement dated July 14, 2017 (previously filed as Exhibit 10.1 to Main Street Capital Corporation's Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 filed on August 4, 2017 (File No. 1-33723))

(l)	Opinion and Consent of Counsel**

(m)	Not Applicable

(n)(1)	Consent of Grant Thornton LLP regarding Main Street Capital Corporation**

(n)(2)	Report of Grant Thornton LLP regarding the senior security table contained herein**

(r)	Code of Ethics**

(s)	Power of Attorney (see signature page to this registration statement)

99.1	Computation of Ratios of Earnings to Fixed Charges (previously filed as Exhibit 12.1 to Main Street Capital Corporation's Annual Report on Form 10-K for the year ended December 31, 2017 filed on February 23, 2018 (File No. 1-33723))

99.2	Code of Business Conduct and Ethics (previously filed as Exhibit 14.1 to Main Street Capital Corporation's Quarterly Report on Form 10-Q for the quarter ended September 30, 2017 filed on November 3, 2017 (File No. 1-33723))

99.3	Form of Preliminary Prospectus Supplement for Common Stock Offerings (previously filed as Exhibit 99.3 to Main Street Capital Corporation's Registration Statement on Form N-2 filed on August 24, 2012 (Reg. No. 333-183555))

99.4	Form of Preliminary Prospectus Supplement for Preferred Stock Offerings (previously filed as Exhibit 99.4 to Main Street Capital Corporation's Registration Statement on Form N-2 filed on August 24, 2012 (Reg. No. 333-183555))

99.5	Form of Preliminary Prospectus Supplement for Rights Offerings (previously filed as Exhibit 99.6 to Main Street Capital Corporation's Registration Statement on Form N-2 filed on August 24, 2012 (Reg. No. 333-183555))

99.6	Form of Preliminary Prospectus Supplement for Debt Securities Offerings (previously filed as Exhibit 99.7 to Main Street Capital Corporation's Registration Statement on Form N-2 filed on August 24, 2012 (Reg. No. 333-183555))

*
To be filed by post-effective amendment, if applicable.

**
Filed herewith.

***
Previously filed as an exhibit to this registration statement.

Item 26.    Marketing Arrangements

        The information contained under the heading "Plan of Distribution" on this Registration Statement is incorporated herein by reference and any information concerning any underwriters will be contained in the accompanying prospectus supplement, if any.

Item 27.    Other Expenses Of Issuance And Distribution

SEC registration fee	$186,750
New York Stock Exchange additional listing fee	150,000	*
FINRA filing fee	225,500
Accounting fees and expenses	475,000	*
Legal fees and expenses	280,000	*
Printing and engraving	200,000	*
Miscellaneous fees and expenses	100,000	*

Total	$1,617,250

*
Estimated for filing purposes.

        All of the expenses set forth above shall be borne by the Registrant.

Item 28.    Persons Controlled By Or Under Common Control

        Main Street Capital Corporation, directly or indirectly, owns 100% of each the following consolidated subsidiaries:

  •
  Main Street Mezzanine Fund, LP—a Delaware limited partnership

  •
  Main Street Mezzanine Management, LLC—a Delaware limited liability company

  •
  Main Street Capital Partners, LLC—a Delaware limited liability company

  •
  Main Street Equity Interests, Inc.—a Delaware corporation

  •
  Main Street Capital II, LP—a Delaware limited partnership

  •
  Main Street Capital II GP, LLC—a Delaware limited liability company

  •
  MSCII Equity Interests, LLC—a Delaware limited liability company

  •
  Main Street Capital III, LP—a Delaware limited partnership

  •
  Main Street Capital III GP, LLC—a Delaware limited liability company

  •
  Main Street CA Lending, LLC—a Delaware limited liability company

        In addition, Main Street Capital Corporation may be deemed to control certain portfolio companies that are not consolidated by Main Street Capital Corporation. For a more detailed discussion of these entities, see "Portfolio Companies" in the prospectus.

Item 29.    Number Of Holders Of Securities

        The following table sets forth the number of record holders of the Registrant's capital stock at March 6, 2018.

Title of Class	Number of Record Holders
Common Stock, $0.01 par value	308

Item 30.    Indemnification

        Maryland law permits a Maryland corporation to include in its articles of incorporation a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our articles of incorporation contain such a provision that eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act").

        Our articles of incorporation require us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

        Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to a proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. Our bylaws also require that, to the maximum extent permitted by Maryland law, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws.

        Maryland law requires a corporation (unless its articles of incorporation provide otherwise, which our articles of incorporation do not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of his or her service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

        In addition, we have entered into Indemnity Agreements with our directors and executive officers. The form of Indemnity Agreement entered into with each director and officer was previously filed with the Commission as Exhibit (k)(13) to our Registration Statement on Form N-2 (Reg. No. 333-142879). The Indemnity Agreements generally provide that we will, to the extent specified in the agreements and to the fullest extent permitted by the 1940 Act and Maryland law as in effect on the day the agreement is executed, indemnify and advance expenses to each indemnitee that is, or is threatened to be made, a party to or a witness in any civil, criminal or administrative proceeding. We will indemnify the indemnitee against all expenses, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred in connection with any such proceeding unless it is established that (i) the act or omission of the indemnitee was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the indemnitee actually received an improper personal benefit, or (iii) in the case of a criminal proceeding, the indemnitee had reasonable cause to believe his or her conduct was unlawful. Additionally, for so long as the we are subject to the 1940 Act, no advancement of expenses will be made until (i) the indemnitee provides a security for his or her undertaking, (ii) we are insured against losses arising by reason of any lawful advances, or (iii) the majority of a quorum of our disinterested directors, or independent counsel in a written opinion, determine based on a review of readily available facts that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The Indemnity Agreements also provide that if the indemnification rights provided for therein are unavailable for any reason, we will pay, in the first instance, the entire amount incurred by the indemnitee in connection with any covered proceeding and waive and relinquish any right of contribution we may have against the indemnitee. The rights provided by the Indemnity Agreements are in addition to any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled under applicable law, our articles of incorporation, our bylaws, any agreement, a vote of stockholders or a resolution of directors, or otherwise. No amendment or repeal of the Indemnity Agreements will limit or restrict any right of the indemnitee in respect of any action taken or omitted by the indemnitee prior to such amendment or repeal. The Indemnity Agreements will terminate upon the later of (i) ten years after the date the indemnitee has ceased to serve as our director or officer, or (ii) one year after the final termination of any proceeding for which the indemnitee is granted rights of indemnification or advancement of expenses or which is brought by the indemnitee. The above description of the Indemnity Agreements is subject to, and is qualified in its entirety by reference to, all the provisions of the form of Indemnity Agreement, previously filed with the Commission as Exhibit (k)(13) to our Registration Statement on Form N-2 (Reg. No. 333-142879).

        We have obtained primary and excess insurance policies insuring our directors and officers against certain liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on our behalf, may also pay amounts for which we have granted indemnification to the directors or officers.

Item 31.    Business And Other Connections Of Investment Adviser

        Not Applicable

Item 32.    Location Of Accounts And Records

        All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the Registrant's offices at 1300 Post Oak Boulevard, 8th Floor, Houston, Texas 77056. In addition, our securities are held under custody agreements by Amegy Bank National Association, whose address is 1801 Main Street, 8th Floor, Houston, Texas 77002, and Branch Banking and Trust Company, whose address is 5130 Parkway Plaza Boulevard, Charlotte, North Carolina 28217.

Item 33.    Management Services

        Not Applicable

Item 34.    Undertakings

        1.     We hereby undertake to suspend any offering of shares until the prospectus is amended if (1) subsequent to the effective date of this registration statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement or (2) our net asset value increases to an amount greater than our net proceeds (if applicable) as stated in the prospectus.

        2.     We hereby undertake:

  a.
  to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

  (1)
  to include any prospectus required by Section 10(a)(3) of the 1933 Act;

  (2)
  to reflect in the prospectus or prospectus supplement any facts or events after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement; and

  (3)
  to include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement.

  b.
  for the purpose of determining any liability under the 1933 Act, that each such post-effective amendment to this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

  c.
  to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

  d.
  for the purpose of determining liability under the 1933 Act to any purchaser, that if we are subject to Rule 430C under the 1933 Act, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of this registration statement relating to an offering shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness, provided, however, that no statement made in a registration statement or prospectus or prospectus supplement that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

  e.
  for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities, that if the securities are offered or sold to such purchaser by means of any of the following communications, we will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

  (1)
  any preliminary prospectus or prospectus or prospectus supplement of us relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

  (2)
  the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about us or our securities provided by or on behalf of us; and

  (3)
  any other communication that is an offer in the offering made by us to the purchaser.

  f.
  to file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant the registration statement until such post-effective amendment has been declared effective under the 1933 Act, in the event our shares of common stock are trading below our net asset value per share and either (i) we receive, or have been advised by our independent registered accounting firm that we will receive, an audit report reflecting substantial doubt regarding our ability to continue as a going concern or (ii) we have concluded that a fundamental change has occurred in our financial position or results of operations.

  g.
  insofar as indemnification for liability arising under the Securities Act may be permitted to our directors, officers and controlling persons, that we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of us in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we undertake, unless in the opinion of our counsel the matter has been settled by controlling precedent, to submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and we will be governed by the final adjudication of such issue.

  h.
  to not sell shares of common stock under a prospectus supplement to the registration statement (the "current registration statement") if the cumulative dilution to our NAV per share (as calculated in the manner set forth in the dilution table contained in the prospectus) from offerings under the current registration statement exceeds 15%. This limit would be measured separately for each offering pursuant to the current registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the percentage from each offering. If we file a post-effective amendment, the threshold would reset.

EXHIBIT INDEX

Exhibit Number	Description
(d)(7)	Statement of Eligibility of Trustee on Form T-1
(l)	Opinion and Consent of Counsel
(n)(1)	Consent of Grant Thornton LLP regarding Main Street Capital Corporation
(n)(2)	Report of Grant Thornton LLP regarding the senior security table contained herein
(r)	Code of Ethics

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on March 7, 2018.

MAIN STREET CAPITAL CORPORATION
By:	/s/ VINCENT D. FOSTER Vincent D. Foster Chief Executive Officer

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Vincent D. Foster, Dwayne L. Hyzak and Brent D. Smith, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself or her herself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ VINCENT D. FOSTER Vincent D. Foster	Chief Executive Officer (principal executive officer)	March 7, 2018
/s/ BRENT D. SMITH Brent D. Smith	Chief Financial Officer and Treasurer (principal financial officer)	March 7, 2018
/s/ SHANNON D. MARTIN Shannon D. Martin	Vice President and Chief Accounting Officer (principal accounting officer)	March 7, 2018
/s/ MICHAEL APPLING JR. Michael Appling Jr.	Director	March 7, 2018
/s/ VALERIE L. BANNER Valerie L. Banner	Director	March 7, 2018

Signature	Title	Date

/s/ JOSEPH E. CANON Joseph E. Canon	Director	March 7, 2018
/s/ ARTHUR L. FRENCH Arthur L. French	Director	March 7, 2018
/s/ J. KEVIN GRIFFIN J. Kevin Griffin	Director	March 7, 2018
/s/ DWAYNE L. HYZAK Dwayne L. Hyzak	Director	March 7, 2018
/s/ JOHN E. JACKSON John E. Jackson	Director	March 7, 2018
/s/ BRIAN E. LANE Brian E. Lane	Director	March 7, 2018
/s/ STEPHEN B. SOLCHER Stephen B. Solcher	Director	March 7, 2018